UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-4984

                          AMERICAN BEACON FUNDS
              (Exact name of registrant as specified in charter)

                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
            (Address of principal executive offices)-(Zip code)

                        WILLIAM F. QUINN, PRESIDENT
                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
                  (Name and address of agent for service)

      Registrant's telephone number, including area code: (817) 967-3509

                  Date of fiscal year end: October 31, 2006

                  Date of reporting period: October 31, 2006


ITEM 1. REPORT TO STOCKHOLDERS.


    G U I D A N C E     |      V I S I O N      |      E X P E R I E N C E



[AMERICAN BEACON FUNDS LOGO]


ANNUAL REPORT

[PHOTO]


OCTOBER 31, 2006


EQUITY FUNDS


BALANCED FUND

LARGE CAP GROWTH FUND

MID-CAP VALUE FUND

SMALL CAP VALUE OPPORTUNITY FUND

EMERGING MARKETS FUND



BOND FUNDS


HIGH YIELD BOND FUND

ENHANCED INCOME FUND

INTERMEDIATE BOND FUND

SHORT-TERM BOND FUND

About American Beacon

--------------------------------------------------------------------------------
Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.


Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company

Contents

--------------------------------------------------------------------------------





President's Message...........................     1

American Beacon Funds' Performance............     2

Market and Performance Overviews..............  3-23



American Beacon Schedules of Investments

  Balanced Fund...............................    27

  Large Cap Growth Fund.......................    35

  Mid-Cap Value Fund..........................    39

  Small Cap Value Opportunity Fund............    42

  Emerging Markets Fund.......................    46

  High Yield Bond Fund........................    52

  Enhanced Income Fund........................    60

  Intermediate Bond Fund......................    65

  Short-Term Bond Fund........................    72


Additional Information....................Back Cover




Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each advisor's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds                                           October 31, 2006

(BILL QUINN PICTURE)


FELLOW SHAREHOLDERS,

Iam pleased to present to you the American Beacon Funds Annual Report for the twelve months ended October 31, 2006. The U.S. equity markets finished the period on a positive note due to the continuing strong performance of the economy, lower oil prices, and the Federal Reserve ("Fed") taking a neutral policy on interest rates. The S&P 500(R) and Dow Jones Industrial Average indices reported one-year returns of 16.34% and 18.47%, respectively.

     The American Beacon equity funds posted strong returns in both absolute and relative terms for the fiscal year as many funds reported double-digit returns. The American Beacon Mid-Cap Value and Balanced Funds reported one-year returns of 18.94%(1) and 13.60%, respectively, surpassing their Lipper peer groups. Our Large Cap Growth Fund beat the Lipper Large-Cap Growth Funds Index with a total return of 12.04%, and our Emerging Markets Fund recorded a double-digit one-year total return of 34.49%. All fund returns are for the Institutional Class for the one-year period ended October 31, 2006.

     The bond market, as defined by the Lehman Brothers Aggregate Index, ended October 31, 2006 with a one-year return of 5.19%. A pause in the raising of interest rates by the Fed helped to create positive returns for the Index as well as our Enhanced Income, High Yield Bond, Intermediate Bond, and Short-Term Bond Funds for the one-year period.

     Please review the enclosed market overviews, portfolio listings, and detailed financial data. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Funds.

                                   Sincerely,

                                    -s- William F. Quinn

                                   William F. Quinn
                                   President, American Beacon Funds






(1) The Mid-Cap Value Fund's one-year return represents the total return achieved by the AMR Class of the Fund from 10/31/05 up to 11/30/05, the inception date of the Institutional Class, and the returns of the Institutional Class since its inception. Expenses of the Institutional Class are higher than those of the AMR Class. As a result, the return shown may be higher then it would have been had the Institutional Class been in existence for the one-year period.

AMERICAN BEACON FUNDS
OCTOBER 31, 2006 (Unaudited)

--------------------------------------------------------------------------------



                                                                      AVERAGE ANNUALIZED TOTAL RETURN AS OF
                                                                                 OCTOBER 31, 2006
                                                                     ---------------------------------------
                                                INCEPTION   TICKER      1        3        5       10 YEAR/
                                                   DATE     SYMBOL    YEAR     YEAR     YEAR    SINCE INCEP.
                                                ---------   ------   ------   ------   ------   ------------


Balanced Fund -- Institutional                    7/17/87    AADBX   13.60%   12.33%   10.00%       8.77%
Balanced Fund -- PlanAhead                         8/1/94    AABPX   13.31%   11.95%    9.69%       8.48%
Balanced Fund -- Service                          5/31/05    ABLSX   13.01%   11.75%    9.57%       8.42%
Balanced Fund -- AMR                               8/1/94    AABNX   13.98%   12.57%   10.29%       9.07%
      Lipper Mixed-Asset Tgt Alloc Gr Funds
               Index                              7/15/87            13.59%   10.37%    8.27%       8.11%
Large Cap Value Fund -- Institutional             7/17/87    AADEX   18.69%   17.97%   13.26%      10.21%
Large Cap Value Fund -- PlanAhead                  8/1/94    AAGPX   18.44%   17.67%   12.96%       9.91%
Large Cap Value Fund -- Service                   5/31/05    AVASX   18.18%   17.53%   12.87%       9.86%
Large Cap Value Fund -- AMR                        8/1/94    AAGAX   19.08%   18.30%   13.56%      10.50%
      Lipper Large-Cap Value Funds Index          7/31/87            18.41%   13.32%    8.51%       8.69%
Large Cap Growth Fund -- Institutional            7/31/00    ALCGX   12.04%    8.57%    4.41%      -5.48%
Large Cap Growth Fund -- AMR                      7/31/00    ALFIX   12.52%    8.84%    4.59%      -5.31%
      Lipper Large-Cap Growth Funds Index         7/31/00             6.23%    6.91%    3.34%      -6.23%
Mid-Cap Value Fund -- Institutional              11/30/05    AACIX   18.94%      N/A      N/A      15.51%
Mid-Cap Value Fund -- PlanAhead                   2/28/06    AMPAX   18.72%      N/A      N/A      15.42%
Mid-Cap Value Fund -- AMR                         6/30/04    AMDIX   19.16%      N/A      N/A      15.60%
      Lipper Mid-Cap Value Funds Index            6/30/04            17.06%      N/A      N/A      13.32%
Small Cap Value Fund -- Institutional            12/31/98    AVFIX   15.80%   16.15%   19.00%      14.86%
Small Cap Value Fund -- PlanAhead                  3/1/99    AVPAX   15.56%   15.88%   18.71%      14.57%
Small Cap Value Fund -- Service                    5/1/03    AASSX   15.23%   15.57%   18.48%      14.43%
Small Cap Value Fund -- AMR                        3/1/99    AASVX   16.12%   16.46%   19.32%      15.17%
      Lipper Small-Cap Value Funds Index         12/31/98            17.83%   16.56%   16.81%      13.21%
Small Cap Value Opportunity
  Fund -- Institutional                           3/31/06    ASOIX      N/A      N/A      N/A       2.60%
Small Cap Value Opportunity Fund -- PlanAhead     3/31/06    ASOPX      N/A      N/A      N/A       2.60%
      Lipper Small-Cap Value Funds Index          3/31/06               N/A      N/A      N/A       1.19%
International Equity Fund -- Institutional         8/7/91    AAIEX   27.49%   21.57%   16.17%      10.40%
International Equity Fund -- PlanAhead             8/1/94    AAIPX   27.20%   21.25%   15.98%      10.16%
International Equity Fund -- Service               5/1/03    AAISX   26.89%   20.96%   15.75%      10.05%
International Equity Fund -- AMR                   8/1/94    AAIAX   27.88%   21.90%   16.46%      10.68%
      Lipper International Funds Index             8/7/91            27.27%   20.83%   14.90%       9.21%
Emerging Markets Fund -- Institutional            7/31/00    AEMFX   34.49%   27.93%   27.83%      14.03%
Emerging Markets Fund -- PlanAhead                10/1/02    AAEPX   34.16%   27.66%   27.56%      13.84%
Emerging Markets Fund -- AMR                      7/31/00    AAMRX   34.87%   28.28%   28.17%      14.33%
      Lipper Emerging Markets Funds Index         7/31/00            34.61%   29.59%   28.17%      14.06%
High Yield Bond Fund -- Institutional            12/29/00    AYBFX    8.78%    7.29%    9.53%       9.07%
High Yield Bond Fund -- PlanAhead                  3/1/02    AHYPX    8.63%    7.04%    9.25%       8.83%
      Lipper High Current Yield Funds Index      12/31/00             9.19%    8.10%    9.11%       7.04%
Enhanced Income Fund -- PlanAhead                  7/1/03    AANPX    6.36%    4.11%      N/A       3.79%
      Lipper Interm. Investment Grade Index       6/30/03             5.08%    3.88%      N/A       3.25%
Intermediate Bond Fund -- Institutional           9/15/97    AABDX    4.96%    3.85%    4.14%       5.74%
Intermediate Bond Fund -- PlanAhead                3/2/98    AAPAX    4.33%    3.23%    3.60%       5.28%
      Lipper Interm. Investment Grade Index       9/15/97             5.08%    3.88%    4.38%       5.77%
Short-Term Bond Fund -- Institutional             12/3/87    AASBX    4.56%    2.64%    3.07%       4.85%
Short-Term Bond Fund -- PlanAhead                  8/1/94    AALPX    4.01%    2.09%    2.56%       4.35%
      Lipper Short Investment Gr Bond Funds
               Index                              12/1/87             4.39%    2.53%    2.69%       4.49%



Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009.

Performance shown for the PlanAhead and AMR Classes prior to their inception dates is that of the Institutional Class. Performance shown for the Service Class prior to its inception date is that of the Institutional and PlanAhead Classes since their inception dates. Fund performance does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of fees have been waived and/or expenses reimbursed for certain Funds. Returns prior to fee waivers and expense reimbursements were lower than the actual returns shown. Please see each Fund's Financial Highlights for waiver and reimbursement information.

DOMESTIC EQUITY MARKET OVERVIEW
OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


The U.S. stock market proved resilient in the final two months of 2005, posting mid-single digit total returns despite events in early 2005 of geopolitical tensions, rising interest rates, soaring oil prices, and a devastating hurricane. Continued expansion in the manufacturing sector, heightened productivity, and employment gains contributed to solid results and helped the year end on a positive note.

     The stock market continued its fourth quarter 2005 rally into the first quarter of 2006, even in the face of more rate increases by the Federal Reserve. The gains were due in large part to continued growth in the industrial economy, modest unemployment, and minimal inflation. Furthermore, value stocks in the Russell indices outpaced their growth counterparts in the first quarter, as they have over the past few years. With regard to size, small cap stocks performed the best, followed by mid-caps, with large cap issues bringing up the rear for the first quarter as well as the trailing one-, three- and five-year periods. While nine of the ten economic sectors in the S&P 500(R) Index advanced, sector performance varied widely in the first quarter, with more than 15 percentage points separating the leader from the laggard. Telecommunication Services and Energy posted the largest gains, with total returns of 14.5% and 9.1%, respectively. At the opposite end of the spectrum was the Utilities sector at - 1.2%.

     During the second quarter of 2006, several key U.S. stock market indices, including the S&P 500 Index and the Nasdaq Composite, declined. While economic and earnings growth remained strong, concerns about inflation and the direction of monetary policy under the leadership of new Federal Reserve Chairman Ben Bernanke pressured equity prices. The Federal Reserve raised short-term interest rates in May and again in June, but stocks rallied late in the quarter on expectations that the end of the tightening cycle was near. As measured by various Russell indices, value stocks again outperformed growth stocks in the second quarter, while large cap equities outpaced their midcap and small cap counterparts, as is often the case in a down market. Investors also preferred defensive stocks in the weak market environment, and Utilities, Energy, and Consumer Staples were the only sectors in the S&P 500 Index to advance during the second quarter. Negative market sentiment took its toll on the more volatile Information Technology sector, which was the S&P 500 Index's worst performer.

     In the third quarter of 2006, the U.S. stock market indices rebounded. Equity investors set aside concerns about the effects of a slowing housing market, auto industry turmoil, and a heightened homeland security alert. After 17 increases in interest rates over the past two-plus years, the Federal Reserve held interest rates steady at both of its rate-setting meetings during the quarter. This pause, combined with moderate economic growth and strong corporate earnings, contributed to a stock market rally. As had been the case in recent quarters, value stocks outperformed their growth counterparts within the Russell universe during the third quarter. Large cap issues outperformed smaller and mid-cap companies, but continue to lag over the three-, five- and ten-year periods. In a reversal of the second quarter, seven of the ten sectors in the S&P 500 Index provided a positive total return during the third quarter. After performing well over the previous quarter, the Energy sector declined, reflecting the sharp decline in commodity energy prices in September. Telecommunication Services and Health Care rebounded sharply during the third quarter, as both sectors advanced more than 10%.

     The U.S. stock market posted low- to mid-single-digit gains in October 2006. Overall, growth stocks narrowly outperformed their value counterparts during the month. In general, stock performance was inversely related to size, as small cap stocks were the strongest performers, followed by mid-caps, with large cap issues trailing the pack. All ten economic sectors in the S&P 500 Index advanced in October. Both the Consumer Discretionary and Materials sectors posted total returns in excess of 6%, while Health Care was the laggard, gaining just 0.5% for the month.

PERFORMANCE OVERVIEW
AMERICAN BEACON BALANCED FUND(SM)
OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------



     The Balanced Fund's Institutional Class returned 13.60% for the twelve months ended October 31, 2006, trailing the 60% S&P 500 Citigroup Value/40% Lehman Brothers Aggregate Index benchmark return of 14.44% and slightly ahead of the Lipper Mixed-Asset Target Allocation Growth Funds Index return of 13.59%.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 10/31/96 THROUGH 10/31/06

                               (PERFORMANCE GRAPH)


                             LIPPER MIXED
                             ASSET TARGET               LINKED S&P 500/                   BALANCED
          INSTITUTIONAL   ALLOCATION GROWTH   S&P 500   CITIGROUP BARRA   LEHMAN BROS.   COMPOSITE
              CLASS          FUNDS INDEX       INDEX      VALUE INDEX       AGG INDEX      INDEX
          -------------   -----------------   -------   ---------------   ------------   ---------


10/96         10000             10000          10000         10000            10000        10000
10/97         12004             12025          13211         12970            10892        12120
10/98         13089             13319          16116         14493            11907        13515
10/99         13159             14993          20253         17248            11970        15068
10/00         13834             16179          21487         18917            12844        16247
10/01         14397             14763          16136         15433            14714        15425
10/02         13657             13638          13698         12997            15581        14348
10/03         16357             15849          16547         16223            16346        16775
10/04         18462             17149          18106         18569            17250        18596
10/05         20406             18377          19685         20458            17445        19820
10/06         23181             20637          22902         24740            18350        22682





                                           ANNUALIZED TOTAL RETURNS
                                          -------------------------   VALUE OF
                                            PERIODS ENDED 10/31/06    $10,000
                                          -------------------------  10/31/96-
                                          1 YEAR  5 YEARS  10 YEARS   10/31/06
                                          ------  -------  --------  ---------


Institutional Class(1)..................  13.60%   10.00%    8.77%    $23,181
PlanAhead Class(1)......................  13.31%    9.69%    8.48%    $22,566
Service Class(1,2)......................  13.01%    9.57%    8.42%    $22,443
AMR Class(1)............................  13.98%   10.29%    9.07%    $23,818
Lipper Mixed-Asset Target Allocation
  Growth Funds(3).......................  13.59%    8.27%    8.11%    $21,798
S&P 500 Index(3)........................  16.34%    7.26%    8.64%    $22,902
Linked S&P 500/ Citigroup Value
  Index(3)..............................  20.93%    9.90%    9.48%    $24,740
Lehman Bros. Aggregate Index(3).........   5.19%    4.51%    6.26%    $18,350
Balanced Composite Index(4).............  14.44%    8.02%    8.53%    $22,682


1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the one-year, five-year and ten-year periods represents the total returns achieved by the PlanAhead Class from 10/31/96 up to 5/31/05, the inception date of the Service Class, and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the PlanAhead Class. Therefore, total returns shown may be higher than they would have been had the Service Class been in existence since 10/31/96. A portion of the fees charged to the Service Class of the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown.

3. The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The Linked S&P 500/Citigroup Value Index represents returns of the S&P 500/Barra Value Index ("Barra Value") up to October 31, 2005 and the S&P 500/Citigroup Value Style Index ("Citigroup Index") thereafter. The Barra Index is a market value weighted index of stocks with book-to-price ratios in the top 50% of the S&P 500 Index. The Citigroup Index is a market value weighted index of stocks in the S&P 500 that score highest based on an average book-to-price ratio, cash flow-to-price ratio, sales to price ratio, and dividend yield, representing 50% of the total market value of the S&P 500. The Lehman Brothers Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The Lipper Mixed-Asset Target Allocation Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

4. To reflect the Fund's allocation of its assets between investment grade fixed-income securities and equity securities, the returns of the Linked S&P 500/Citigroup Value Index and the Lehman Brothers Aggregate Index have been combined in a 60%/40% proportion.

     During the twelve-month period, the Fund's assets on average were invested 65% in equities (including equitized cash) and 35% in fixed-income securities, ending the period with 64% in equities/equitized cash and 36% in fixed-income securities.

     The equity portion of the Fund (excluding equitized cash) returned 18.7%, underperforming the Linked S&P 500/Citigroup Value Index ("Linked Index") return of 20.9%. The Fund's equities outperformed the Linked Index in six out of ten sectors. However, poor stock selection mainly in the Consumer Discretionary and Financials sectors contributed to the Fund's underperformance. In the Consumer Discretionary sector, Centex (down 18.5%), Pulte Homes (down 17.6%) and Home Depot (down 11.0%) detracted from Fund performance while the Fund's positions in SLM (down 10.8%) and Citigroup (up 14.1%) accounted for a large portion of the Financial sector's underperformance. The Fund's Energy sector holdings also had a negative impact on performance where ConocoPhillips (down 5.7%), BP (up 2.0%) and Devon Energy (up 11.5%) were the largest detractors.

     Equity sector allocation detracted modestly from the Fund's relative returns during the twelve-month period, mainly due to a large underweight in the

PERFORMANCE OVERVIEW
AMERICAN BEACON BALANCED FUND(SM) -- CONTINUED
OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


Telecommunication Services sector, the best performing sector of the Linked
Index.

     The fixed-income portion of the Fund returned 6.1% for the period, outperforming the Lehman Brothers Aggregate Index ("Lehman Index") return of 5.2%. The Fund's average duration was shorter than the Lehman Index during the first half of the twelve-month period (3.3 years versus the Lehman Index average duration of 4.6 years) and longer during the latter half (5.0 years versus the Lehman Index average duration of 4.7 years), which helped performance as interest rates rose during the first half of the period and declined in the latter half.

     The sub-advisors continue to focus on the disciplined selection of attractive securities with a goal of long-term added value.

TOP TEN EQUITY HOLDINGS


                                           % OF
                                         EQUITIES
                                         --------


Bank of America Corporation                3.6%
Citigroup, Incorporated                    2.5%
ConocoPhillips                             2.4%
JP Morgan Chase & Co.                      2.3%
Exelon Corporation                         2.2%
Altria Group, Incorporated                 1.8%
Pfizer, Incorporated                       1.7%
Verizon Communications, Inc.               1.7%
CA, Incorporated                           1.7%
The St. Paul Travelers Companies,
  Incorporated                             1.7%


EQUITY SECTOR ALLOCATION


                                           % OF
                                         EQUITIES
                                         --------


Financials                                 29.2%
Industrials                                14.0%
Consumer Discretionary                     11.0%
Information Technology                      9.4%
Health Care                                 8.0%
Consumer Staples                            7.3%
Energy                                      7.0%
Utilities                                   5.8%
Materials                                   4.7%
Telecommunication Services                  3.6%


FIXED-INCOME SECTOR ALLOCATION


                                        % OF FIXED
                                          INCOME
                                        ----------


U.S. Treasury                              31.4%
Mortgage-Backed                            28.9%
Corporates                                 20.5%
Agency                                     18.0%
Asset-Backed                                1.2%

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP GROWTH FUND(SM)
OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------



     The Institutional Class of the Large Cap Growth Fund returned 12.04% for the twelve months ended October 31, 2006, outpacing the Russell 1000 Growth Index ("Index") return of 10.84% and the Lipper Large-Cap Growth Funds Index return of 6.23%.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 7/31/00* THROUGH 10/31/06





                               (PERFORMANCE GRAPH)

                                                 LIPPER LARGE-CAP
                                                   GROWTH FUNDS      RUSSELL 1000
                          INSTITUTIONAL CLASS          INDEX         GROWTH INDEX
                          -------------------    ----------------    ------------


 7/00                           10000.00             10000.00          10000.00
10/00                            9540.00              9505.00           9407.00
10/01                            5665.00              5678.00           5649.00
10/02                            4534.00              4620.00           4541.00
10/03                            5493.00              5476.00           5531.00
10/04                            5862.00              5620.00           5718.00
10/05                            6276.00              6299.00           6222.00
10/06                            7031.00              6692.00           6897.00



* Inception of Fund


                                           ANNUALIZED TOTAL RETURNS
                                        -----------------------------  VALUE OF
                                            PERIODS ENDED 10/31/06      $10,000
                                        -----------------------------  7/31/00-
                                        1 YEAR  5 YEARS  SINCE INCEP.  10/31/06
                                        ------  -------  ------------  --------


Institutional Class(1)................  12.04%   4.41%      -5.48%      $7,031
AMR Class(1)..........................  12.52%   4.59%      -5.31%      $7,110
Lipper Large-Cap Growth Funds
  Index(2)............................   6.23%   3.34%      -6.23%      $6,692
Russell 1000(R) Growth Index(2).......  10.84%   4.07%      -5.77%      $6,897


1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional Class of the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown.

2. The Russell 1000 Growth Index is an unmanaged index of those stocks in the Russell 1000 Index with above-average price-to-book ratios and above-average forecasted growth values. Russell 1000(R) Growth Index is a service mark of the Frank Russell Company. The Lipper Large-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Growth Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

     This has been a positive period for U.S. growth stocks overall. During the Fund's fiscal year, all ten sectors in the Index posted positive returns. While sector weighting decisions were additive in seven out of ten sectors and mildly beneficial overall for the Fund, stock selection had by far the largest impact on relative returns.

     In terms of stock selection, the largest value-added sectors for the Fund relative to the Index were Consumer Discretionary and Information Technology. Positions in Circuit City (up 52.2%), Choice Hotels International (up 28.2%) and News Corp. (up 38.8% during the time the Fund owned the security) had the largest positive impact in the Consumer Discretionary sector. In the Information Technology sector, overweighting Corning (up 21.5% during the time the Fund owned the security), Cisco Systems (up 38.3%), and Western Digital (up 51.1%) was very positive for the Fund. The sectors that detracted most from relative performance were Health Care and Energy. The Fund was hurt by positions in Express Scripts and St. Jude Medical (down 29.7% and 26.6%, respectively, during the time the Fund owned the security) in the Health Care sector and Sunoco and Diamond Offshore (down 10.2% and 4.2%, respectively, during the time the Fund owned the security) in the Energy sector.

     The Fund's sub-advisors will continue to maintain a disciplined, long-term approach to equity investing in larger stocks with above average-growth potential.

TOP TEN HOLDINGS


                                                         % OF NET
                                                          ASSETS
                                                         --------


Cisco Systems, Incorporated                                2.9%
Johnson & Johnson                                          2.7%
Amgen, Incorporated                                        2.1%
General Electric Company                                   2.1%
Texas Instruments, Incorporated                            2.0%
The Boeing Company                                         2.0%
Merck & Company, Incorporated                              1.9%
Microsoft Corporation                                      1.7%
Google, Incorporated                                       1.5%
CVS Corporation                                            1.5%

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP GROWTH FUND(SM) -- CONTINUED
OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


SECTOR ALLOCATION


                                           % OF
                                         EQUITIES
                                         --------


Information Technology                     22.5%
Health Care                                18.4%
Consumer Discretionary                     16.2%
Industrials                                15.7%
Financials                                  9.5%
Consumer Staples                            6.9%
Materials                                   4.9%
Energy                                      3.5%
Utilities                                   1.2%
Telecommunication Services                  1.2%

PERFORMANCE OVERVIEW
AMERICAN BEACON MID-CAP VALUE FUND(SM)
OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


     The Institutional Class of the Mid-Cap Value Fund returned 18.94% for the twelve-month period ended October 31, 2006. The Fund trailed the Russell Midcap Value Index ("Index") return of 20.51% but outperformed the Lipper Mid-Cap Value Funds Index return of 17.06%.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 6/30/04* THROUGH 10/31/06





                               (PERFORMANCE GRAPH)

                                                       LIPPER MID-CAP
                                                         VALUE FUNDS     RUSSELL MIDCAP
                                INSTITUTIONAL CLASS         INDEX          VALUE INDEX
                                -------------------    --------------    --------------


 6/04                                 10000.00            10000.00          10000.00
10/04                                 10270.00            10058.00          10409.00
10/05                                 11773.00            11439.00          12439.00
10/06                                 14002.00            13390.00          14990.00



* Inception of AMR Class of Fund


                                                         TOTAL RETURNS
                                                        --------------
                                                         PERIODS ENDED
                                                           10/31/06     VALUE OF
                                                        --------------   $10,000
                                                                 SINCE  6/30/04-
                                                        1 YEAR  INCEP.  10/31/06
                                                        ------  ------  --------

Institutional Class(1,3)..............................  18.94%  15.51%   $14,002
PlanAhead Class (1,2).................................  18.72%  15.42%   $13,976
AMR Class(1)..........................................  19.16%  15.60%   $14,028
Lipper Mid-Cap Value Funds Index(4)...................  17.06%  13.32%   $13,390
Russell Midcap(R) Value Index(4)......................  20.51%  18.95%   $14,990


1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the PlanAhead and AMR Classes of the Fund has been waived. Performance of each class prior to waiving fees was lower than the actual returns shown.

2. Fund performance represents the total returns achieved by the AMR Class from 6/30/04 up to 3/1/06, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the AMR Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 6/30/04.

3. Fund performance represents the total returns achieved by the AMR Class from 6/30/04 up to 11/30/05, the inception date of the Institutional Class, and the returns of the Institutional Class since its inception. Expenses of the Institutional Class are higher than those of the AMR Class. As a result, total returns shown may be higher than they would have been had the Institutional Class been in existence since 6/30/04.

4. The Lipper Mid-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mid-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot invest in an index. The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap Index with below-average price-to-book ratios and below-average forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index. Russell Midcap(R) Value Index is a service mark, and Russell 1000 Index is a service mark, of the Frank Russell Company.

     The Fund underperformed the Index due to sector allocation, as stock selection was positive. A large overweight in the Consumer Discretionary sector, one of the poorer performing sectors in the Index, and an underweight in Materials, the second best performing sector in the Index, were the largest detractors through sector allocation. The Fund's absence of Telecommunication Services stocks, the best performing sector of the Index, also hurt relative performance.

     The Fund outperformed the Index in every sector except Financials. Stock selection in the Consumer Staples sector contributed most. In this sector, holdings in Carolina Group (up 46.0%), NBTY (up 39.0%) and Reynolds American (up 56.0% during the time the Fund owned the security) accounted for most of the sector's excess performance. The Fund's holdings in the Materials sector also added value relative to the Index. Lafarge provided most of the added value in the Materials sector, as it was up 51.1% over the period the Fund owned it. The Fund's investments in the Financials sector hurt performance most. The largest detractor was First American Financial (down 5.2%), followed by Willis Group Holdings (up 5.1%), Radian Group (up 2.4%) and AON (up 4.5%).

     The sub-advisors' philosophy of investing in undervalued companies that exhibit improving profitability and earnings growth potential should allow the Fund to benefit longer-term.

PERFORMANCE OVERVIEW
AMERICAN BEACON MID-CAP VALUE FUND(SM) -- CONTINUED
OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


TOP TEN HOLDINGS


                                        % OF NET
                                         ASSETS
                                        --------


Whirlpool Corporation                     2.8%
XL Capital Limited                        1.9%
Carolina Group                            1.8%
American Power Conversion Corp.           1.8%
Wisconsin Energy Corp.                    1.8%
CA, Inc.                                  1.7%
Lucent Technologies, Inc.                 1.7%
Torchmark Corp.                           1.6%
The First American Corp.                  1.6%
Advance Auto Parts, Inc.                  1.6%


SECTOR ALLOCATION


                                          % OF
                                        EQUITIES
                                        --------


Financials                                28.7%
Consumer Discretionary                    22.9%
Industrials                               12.2%
Health Care                               11.7%
Utilities                                  9.1%
Information Technology                     7.6%
Consumer Staples                           5.0%
Energy                                     2.1%
Materials                                  0.7%

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND(SM)
OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


     The Institutional Class of the Small Cap Value Opportunity Fund returned 2.60% for the seven-month period from its inception on March 31 through October 31, 2006. The Fund underperformed the Russell 2000 Value Index ("Index") return of 4.86% but outperformed the Lipper Small-Cap Value Funds Index return of 1.19% for the same period.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 3/31/06* THROUGH 10/31/06





(PERFORMANCE GRAPH)

                                                         LIPPER SMALL-CAP
                                                            VALUE FUNDS      RUSSELL 2000
                                  INSTITUTIONAL CLASS          INDEX          VALUE INDEX
                                  -------------------    ----------------    ------------


3/06                                    10000.00             10000.00          10000.00
10/06                                   10260.00             10119.00          10486.00



* Inception of Fund


                                        ANNUALIZED TOTAL RETURNS
                                        ------------------------
                                         PERIODS ENDED 10/31/06
                                        ------------------------
                                                    VALUE OF
                                         SINCE       $10,000
                                        INCEP.  3/31/06-10/31/06
                                        ------  ----------------

Institutional Class(1)................   2.60%       $10,260
PlanAhead Class(1)....................   2.60%       $10,260
Lipper Small-Cap Value Funds
  Index(2)............................   1.19%       $10,119
Russell 2000(R) Value Index(2)........   4.86%       $10,486


1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional and PlanAhead Classes of the Fund has been waived. Performance of each class prior to waiving fees was lower than the actual returns shown.

2. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with below-average price-to-book ratios and below-average forecasted growth values. Russell 2000(R) Value Index is a service mark of the Frank Russell Company. The Lipper Small-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

     The Fund trailed the Index mostly due to stock selection, as sector allocation detracted only a minimal amount. Stock selection in the Materials sector detracted the most value relative to the Index, followed by the Financials and Industrials sectors. The Fund's holdings in the Materials sector that had the largest impact for the period that the Fund held the securities were Eagle Materials (down 41.9%) and Quanex (down 31.1%). The largest detractors in the Financials sector were Accredited Home Lenders (down 40.2%), Corus Bankshares (down 29.6%), and Stewart Information (down 21.3%). In the Industrials sector, most of the underperformance came from United Rentals (down 31.3% during the time the Fund owned the security) and Universal Forest Products (down 28.5%).

     Sector weightings detracted a small amount from performance relative to the Index. An overweight in the Industrials sector, which was one of the poorer performing sectors of the Index during the seven-month period, accounted for the majority of the underperformance.

     The sub-advisor's disciplined approach of investing in a diversified portfolio of small cap value companies should position the Fund to generate competitive performance over longer periods of time.

TOP TEN HOLDINGS


                                          % OF NET
                                           ASSETS
                                          --------


FirstFed Financial Corp.                    1.1%
Argonaut Group, Inc.                        1.0%
Kennametal, Inc.                            1.0%
Payless Shoesource, Inc.                    1.0%
Greif, Inc.                                 1.0%
First Community Bancorp, Inc.               1.0%
Innkeepers USA Trust                        1.0%
Delphi Financial Group, Inc.                1.0%
Irwin Financial Corp.                       0.9%
FelCor Lodging Trust, Inc.                  0.9%


SECTOR ALLOCATION


                                            % OF
                                          EQUITIES
                                          --------


Financials                                  35.4%
Consumer Discretionary                      15.8%
Industrials                                 13.4%
Information Technology                      10.9%
Materials                                    5.8%
Utilities                                    4.9%
Health Care                                  4.8%
Energy                                       3.9%
Consumer Staples                             3.5%
Telecommunication Services                   1.6%

EMERGING MARKETS OVERVIEW
OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


Emerging markets have delivered solid returns over the twelve months ended October 31, 2006 driven by strength in China and the Materials and Industrials sectors. The fourth quarter of 2005 marked a strong finish to the year for emerging market equities as the MSCI Emerging Markets Index gained 7.2%. First quarter 2006 returns surged over 12%, most of which was captured in January alone with a record amount of inflows into the asset class. A material correction occurred in the second quarter during the May to mid-June time period, which was triggered by U.S. inflation fears and tighter monetary policy. This 25% correction was "sandwiched" by strong momentum in April and the latter part of June, which minimized the quarterly loss to just over 5%. Third quarter returns were up modestly with a key driver being the sharp sell-off in oil, down 20% from its August peak. Premium valuations and strong relative performance continue to be key attributes for the large and mega-capitalization securities (stocks over $10 billion and $50 billion in market cap respectively) in the MSCI Emerging Markets Index.

PERFORMANCE OVERVIEW
AMERICAN BEACON EMERGING MARKETS FUND(SM)
OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------



     The Institutional Class of the Emerging Markets Fund returned 34.49% for the twelve months ended October 31, 2006. The Fund underperformed the MSCI Emerging Markets Index ("Index") return of 35.00% and the Lipper Emerging Market Funds Index return of 34.61%.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 7/31/00* THROUGH 10/31/06





                               (PERFORMANCE GRAPH)

                                                  LIPPER EMG     MSCI EMG
                                                   MKT FUNDS    MKTS FREE
                           INSTITUTIONAL CLASS       INDEX        INDEX
                           -------------------    ----------    ---------


 7/00                            10000.00          10000.00      10000.00
10/00                             8170.00           8455.00       8499.00
10/01                             6657.00           6578.00       6488.00
10/02                             7309.00           7047.00       7023.00
10/03                            10851.00          10456.00      10417.00
10/04                            12983.00          12713.00      12398.00
10/05                            16892.00          16904.00      16589.00
10/06                            22718.00          22755.00      22395.00



* Inception of Institutional Class of Fund


                                                            ANNUALIZED TOTAL
                                                                RETURNS
                                                        -----------------------
                                                         PERIODS ENDED 10/31/06  VALUE OF
                                                        -----------------------   $10,000
                                                                          SINCE  7/31/00-
                                                        1 YEAR  5 YEARS  INCEP.  10/31/06
                                                        ------  -------  ------  --------


Institutional Class(1)................................  34.49%   27.83%  14.03%   $22,718
PlanAhead Class(1,2)..................................  34.16%   27.56%  13.84%   $22,485
AMR Class(1)..........................................  34.87%   28.17%  14.33%   $23,090
Lipper Emg Mkt Funds Index(3).........................  34.61%   28.17%  14.06%   $22,755
MSCI Emg Mkts Index(3)................................  35.00%   28.11%  13.77%   $22,395


1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the five-year and since inception periods represents the total returns achieved by the Institutional Class from 7/31/00 up to 10/1/02, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 7/31/00. A portion of the fees charged to the PlanAhead Class of the Fund has been waived and recouped. Performance prior to fee waivers and fee recoupment is different than the actual returns shown. See the Financial Highlight tables for more information.

3. The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. The Lipper Emerging Market Funds Index tracks the results of the 30 largest mutual funds in the Lipper Emerging Market Funds category. Lipper is an independent research and ranking service. One cannot directly invest in an index.

     The Fund returned less than the Index over the twelve-month time period due to Fund expenses, unfavorable stock selection and lower than Index returns in the cash equitization account. These factors more than offset favorable country allocation achieved by the Fund during the period.

     Despite very strong relative stock selection in Turkey and Russia, poor selections in China, Taiwan and Brazil negatively impacted the Fund's performance during its fiscal year. In Turkey, BIM Birlesik Magazalar gained 86.9%, while Dogan Yayin Holding returned just over 50%. Also returning just over 50% were Russian companies, Savings Bank of the Russian Federation (Sberbank Rossii) and Novatek. In China, Global Bio-chem Technology Group fell 25.5%, while Benq Corp dropped 45.4% in Taiwan. Finally in Brazil, Brasil Telecom lost 16.9%, and Empresa Brasileira de Aeronautica (Embraer) gained less than 10%.

     Country allocation added value as the Fund underweighted Israel, which was the second worst performing market for the twelve-month period with a gain of 4.0%, and overweighted India, which was the fourth best performing market for the period with a return of 63.7%.

     The Fund's basic philosophy remains focused on investing in undervalued companies with above-average earnings growth expectations.

PERFORMANCE OVERVIEW
AMERICAN BEACON EMERGING MARKETS FUND(SM) -- CONTINUED
OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


TOP TEN HOLDINGS


                                        % OF NET
                                         ASSETS
                                        --------


Petroleo Brasileiro S.A., ADR             2.9%
Samsung Electronics Company Limited       2.1%
LUKOIL Oil Company, ADR                   2.0%
RAO Gazprom                               1.9%
America Movil, S.A. de C.V., ADR          1.7%
Wal-Mart de Mexico, S.A. de C.V.          1.6%
Grupo Televisa, S.A.                      1.4%
United Microelectronics Corporation       1.3%
Kookmin Bank                              1.1%
Unibanco -- Uniao de Bancos
  Brasileiros S.A.                        1.1%


SECTOR ALLOCATION


                                            % OF
                                          EQUITIES
                                          --------


Financials                                  21.8%
Consumer Discretionary                      14.4%
Energy                                      12.0%
Telecommunications Services                 10.9%
Information Technology                      10.8%
Industrials                                 10.1%
Materials                                    7.7%
Utilities                                    5.5%
Consumer Staples                             4.9%
Health Care                                  1.9%


COUNTRY ALLOCATION*

                                   (PIE CHART)

* Shown as a percentage of equities.


          SOUTH                      SOUTH                             HONG
          KOREA   BRAZIL   TAIWAN   AFRICA   MEXICO   INDIA   RUSSIA   KONG   CHINA   MALAYSIA   TURKEY   POLAND   THAILAND
          -----   ------   ------   ------   ------   -----   ------   ----   -----   --------   ------   ------   --------


          15.5%    13.1     12.6%    11.0%    8.4%     8.1%    7.5%    3.7%    3.5%     2.8%      2.7%     2.5%      2.3%

                                                                                                CZECH
          INDONESIA   HUNGARY   ISRAEL   MOROCCO   PHILIPPINES   AUSTRIA   CHILE   COLOMBIA   REPUBLIC   PERU   ARGENTINA
          ---------   -------   ------   -------   -----------   -------   -----   --------   --------   ----   ---------


             1.9%       1.0%     0.9%      0.6%        0.6%        0.4%     0.4%     0.2%       0.2%     0.1%      0.0%



     Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability and differences in accounting standards. The risks of investing in foreign equities are heightened when investing in emerging markets.

DOMESTIC BOND MARKET OVERVIEW
OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------



For the twelve-month period ended October 31, 2006, the investment grade fixed income market, as defined by the Lehman Brothers Aggregate Index (the "Index"), produced a 5.19% total return. Although short-term interest rates rose significantly during the period as the Federal Reserve Bank (the "Fed") raised rates, longer-term rates were up only modestly, which allowed for reasonably attractive total returns from the broad fixed income market.


                                     TOTAL RETURNS
                                 ---------------------
                                     PERIODS ENDED
                                        10/31/06
                                 ---------------------
                                 6 MONTH      12 MONTH
                                 -------      --------

Lehman Aggregate                  4.60%         5.19%
Lehman Gov/Credit                 4.75%         4.88%

------------------------------------------------------
SECTOR
U.S. Treasury                     4.57%         4.43%
U.S. Agency                       4.02%         4.93%
Mortgage-Backed                   4.38%         5.68%
Commercial MBS                    4.73%         5.53%
Asset-Backed                      3.55%         4.96%
U.S. Credit                       5.32%         5.36%

------------------------------------------------------
CREDIT RATING
Aaa                               4.39%         5.12%
Aa                                5.13%         5.36%
A                                 5.53%         5.36%
Baa                               5.46%         5.60%

------------------------------------------------------
U.S. TREASURY YIELD
2 Year                             2.59          3.88
3 Year                             3.04          4.16
5 Year                             3.73          3.46
10 Year                            5.76          3.30
30 Year                            9.91          3.31


(source: Lehman Brothers)

     During the period, the Fed raised the Federal Funds Rate by 1.50%, from 3.75% to a final rate of 5.25%, which marked the end of their monetary policy tightening campaign. The yield curve began the period very flat and ended the period inverted with every point along the Treasury curve below the target Federal Funds Rate. While the inversion was only mild, many economists saw it as a presage of slower economic growth.

     Following in Alan Greenspan's footsteps, Ben Bernanke, the first new Fed Chairman in 18 years, oversaw the final 75 basis points (.75%) of interest rate hikes before pausing to monitor the incoming economic data. The transition to a new Fed governor was smooth, but it led to renewed speculation about the Fed's approach towards monetary policy and the path of interest rates.





                               (PERFORMANCE GRAPH)



                            3.88    5.04
                            4.21    5.11
                            4.24    5.04
                            4.27    4.97
                            4.29    4.90
                            4.32    4.83
                            4.35    4.76
2 Yr.                       4.37    4.69
                            4.38    4.68
                            4.39    4.67
                            4.39    4.66
                            4.40    4.65
                            4.40    4.64
                            4.41    4.63
                            4.41    4.62
                            4.42    4.61
                            4.42    4.59
                            4.43    4.58
5 Yr.                       4.44    4.57
                            4.44    4.56
                            4.45    4.56
                            4.45    4.56
                            4.46    4.57
                            4.46    4.57
                            4.47    4.57
                            4.47    4.57
                            4.48    4.57
                            4.49    4.58
                            4.49    4.58
                            4.50    4.58
                            4.50    4.58
                            4.51    4.58
                            4.51    4.59
                            4.52    4.59
                            4.52    4.59
                            4.53    4.59
                            4.53    4.59
                            4.54    4.59
10 Yr.                      4.55    4.60
                            4.55    4.60
                            4.55    4.60
                            4.56    4.60
                            4.56    4.60
                            4.56    4.60
                            4.56    4.61
                            4.57    4.61
                            4.57    4.61
                            4.57    4.61
                            4.57    4.61
                            4.58    4.61
                            4.58    4.61
                            4.58    4.62
                            4.58    4.62
                            4.59    4.62
                            4.59    4.62
                            4.59    4.62
                            4.59    4.62
                            4.60    4.62
                            4.60    4.63
                            4.60    4.63
                            4.60    4.63
                            4.61    4.63
                            4.61    4.63
                            4.61    4.63
                            4.61    4.63
                            4.62    4.64
                            4.62    4.64
                            4.62    4.64
                            4.62    4.64
                            4.63    4.64
                            4.63    4.64
                            4.63    4.64
                            4.63    4.65
                            4.64    4.65
                            4.64    4.65
                            4.64    4.65
                            4.64    4.65
                            4.65    4.65
                            4.65    4.66
                            4.65    4.66
                            4.66    4.66
                            4.66    4.66
                            4.66    4.66
                            4.66    4.66
                            4.67    4.66
                            4.67    4.67
                            4.67    4.67
                            4.67    4.67
                            4.68    4.67
                            4.68    4.67
                            4.68    4.67
                            4.68    4.67
                            4.69    4.68
                            4.69    4.68
                            4.69    4.68
                            4.69    4.68
                            4.70    4.68
                            4.70    4.68
                            4.70    4.68
                            4.70    4.69
                            4.71    4.69
                            4.71    4.69
                            4.71    4.69
                            4.71    4.69
                            4.72    4.69
                            4.72    4.69
                            4.72    4.70
                            4.72    4.70
                            4.73    4.70
                            4.73    4.70
                            4.73    4.70
                            4.73    4.70
                            4.74    4.70
                            4.74    4.71
                            4.74    4.71
                            4.74    4.71
30 Yr.                      4.75    4.71
                            4.75    4.71
                            4.75    4.71
                            4.75    4.72




     Within the investment grade fixed income markets, yield played the largest role in determining relative total returns. The impact of duration was minor during the period as longer-term interest rates were largely unchanged. Longer-term rates were volatile in the interim, rising sharply in early '06 and declining in late '06, but they ended nearly where they began. Likewise, credit spreads were also largely unchanged during the period, although their path was range-bound throughout the year. With stability in the spread sectors, investors benefited from the incremental yield available from those securities.

     The highest total return among the major asset classes during the twelve months ended October 31, 2006 came from mortgages, which returned 5.68%. A combination of moderating refinancing activity and spread improvement helped this sector to outperform. The rise in interest rates during the middle of this period and the flattening yield curve slowed refinancing activity and reduced the amount of new mortgage issuance entering the market -- both of which contributed to this sector's outperformance.

     The credit markets experienced a period of relative calm during the past year. With the auto manufacturers firmly planted in the high yield sector in late 2005, their impact on the broader investment grade market was minimal. There were still periods of uncertainty prompted by private equity and leveraged buyout investors, but these stories were issuer-specific and did not affect the broad market averages. To be fair, the Lehman Credit sector spread averages are market-weighted averages, and smaller issuers are generally more prone to leveraged transactions than

OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


are large issuers. In other words, the spread markets felt more volatile than they actually were.

     Credit fundamentals were solid during the period -- debt levels were up only modestly, balance sheets were strong, and profitability remained strong. Companies with flat stock prices were the primary targets of takeover speculation, but other than issuer-specific stories, the broad credit technicals were positive. As a result, the highest-yielding, or triple-B rated, issuers outperformed during the period.





(PERFORMANCE GRAPH)

                                    INDEX    AAA CREDIT    AA CREDIT    A CREDIT    BAA CREDIT
                                    -----    ----------    ---------    --------    ----------


10/1/04                               84         34            43          70           121
10/8/04                               84         34            43          70           121
10/15/04                              84         33            42          69           122
10/22/04                              86         33            42          69           126
10/29/04                              84         33            42          68           123
11/5/04                               80         31            39          65           117
11/12/04                              79         30            39          64           115
11/19/04                              78         29            39          64           115
11/26/04                              76         28            37          61           113
12/3/04                               77         29            39          63           113
12/10/04                              76         28            38          60           112
12/17/04                              76         28            38          61           112
12/24/04                              76         28            38          61           111
12/31/04                              75         28            38          61           110
1/7/05                                74         28            37          59           109
1/14/05                               76         28            38          61           113
1/21/05                               77         28            37          61           115
1/28/05                               74         28            37          59           111
2/4/05                                74         28            38          60           110
2/11/05                               74         28            38          59           110
2/18/05                               73         28            38          58           108
2/25/05                               71         28            36          57           106
3/4/05                                71         28            37          57           106
3/11/05                               70         27            36          56           105
3/18/05                               76         29            39          59           116
3/25/05                               78         29            40          59           120
4/1/05                                86         32            44          67           132
4/8/05                                86         31            44          65           133
4/15/05                               98         34            47          72           158
4/22/05                               93         34            47          69           145
4/29/05                               96         34            47          72           151
5/6/05                                80         35            47          71           115
5/13/05                               85         35            49          77           121
5/20/05                               83         35            48          75           120
5/27/05                               80         33            47          72           115
6/3/05                                87         33            57          76           132
6/10/05                               87         34            56          76           132
6/17/05                               86         34            55          76           131
6/24/05                               88         33            54          76           136
7/1/05                                85         32            54          74           131
7/8/05                                84         32            53          73           130
7/15/05                               82         31            52          71           125
7/22/05                               80         31            51          70           123
7/29/05                               79         32            51          69           119
8/5/05                                79         32            51          69           120
8/12/05                               80         33            52          69           120
8/19/05                               80         33            53          69           121
8/26/05                               77         32            53          68           115
9/2/05                                83         34            55          72           123
9/9/05                                81         34            54          71           120
9/16/05                               81         34            54          72           120
9/23/05                               81         33            54          71           122
9/30/05                               81         32            53          72           120
10/7/05                               82         33            55          73           122
10/14/05                              86         32            55          75           131
10/21/05                              83         32            55          74           125
10/28/05                              84         33            56          75           126
11/4/05                               84         34            57          75           126
11/10/05                              85         34            57          76           127
11/18/05                              87         35            58          77           131
11/25/05                              88         35            57          77           132
12/2/05                               88         36            58          78           133
12/9/05                               89         37            59          78           134
12/16/05                              89         37            59          79           134
12/23/05                              82         36            59          78           116
12/30/05                              83         37            60          80           116
1/6/06                                84         37            60          80           117
1/13/06                               84         37            60          80           117
1/20/06                               83         36            59          79           116
1/27/06                               81         36            59          78           113
2/3/06                                80         36            59          77           113
2/10/06                               80         36            58          77           113
2/17/06                               79         36            57          76           111
2/24/06                               78         35            57          76           109
3/3/06                                78         35            56          76           109
3/10/06                               79         35            57          77           111
3/17/06                               80         37            58          78           111
3/24/06                               81         36            58          78           113
3/31/06                               81         37            59          79           113
4/7/06                                82         38            59          79           114
4/14/06                               82         37            60          80           113
4/21/06                               81         38            59          79           112
4/28/06                               80         37            58          77           109
5/5/06                                79         37            58          77           108
5/12/06                               79         37            59          78           109
5/19/06                               82         38            61          80           114
5/26/06                               83         39            61          81           116
6/2/06                                85         39            61          82           118
6/9/06                                86         39            61          82           121
6/16/06                               87         40            62          85           123
6/23/06                               89         41            62          86           125
6/30/06                               88         41            63          86           122
7/7/06                                87         41            63          86           121
7/14/06                               89         40            63          87           124
7/21/06                               88         40            63          87           123
7/28/06                               88         40            62          86           122
8/4/06                                89         40            63          87           124
8/11/06                               88         39            62          86           123
8/18/06                               87         38            61          86           123
8/25/06                               87         38            61          85           122
9/1/06                                87         37            62          85           123
9/8/06                                87         38            61          85           123
9/15/06                               86         38            61          84           121
9/22/06                               88         37            61          84           124
9/29/06                               87         37            61          84           124
10/6/06                               86         37            60          83           123
10/13/06                              86         37            60          83           121
10/20/06                              85         37            61          81           120
10/27/06                              85         36            61          81           120




     Within the government sectors, Agencies outperformed Treasuries due to their incremental yield and modest spread tightening. Headlines were relatively quiet for the government agencies during this period, and the regulatory bodies appear to have finished their investigative work. The challenges now lie ahead of the agencies rather than behind them. New issuance remained low since their balance sheet growth is restricted, and spreads improved slightly.

     The Asset-Backed and Commercial Mortgage-Backed sectors produced returns similar to high quality Credit securities on a duration-adjusted basis. While these sectors posted reasonably attractive returns, they were a relatively small portion of the Index.

     Overall, the domestic bond markets continued to post positive total returns despite the Fed's impact on the short end of the curve. Going forward, with the yield curve inverted and the Fed on hold, bond market returns will likely be dictated by the fluctuations in longer-term interest rates.

HIGH YIELD BOND MARKET OVERVIEW
OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------



The past year has seen two major factors emerge as the key drivers in the high yield market: the significant amounts of capital that private equity sponsors and, to a lesser degree, hedge funds have available for leveraged buyout (LBO) activity, and the performance of General Motors Corp. (GM) and Ford Motor Co.
(Ford). Additionally, the significant outperformance of lower-quality credits has re-emerged.

     After GM and Ford were downgraded and their large amounts of debt moved into the high yield universe, developments at both companies promised to have a major impact on the market's performance this year. In fact, the most dominant concern for investors (in both the high yield and investment grade markets) over the first six months of the year had been the state of the auto market in general and the potential for problems at GM and Ford specifically.

     On April 3, GM announced plans to sell a 51% interest in GMAC Financial Services (GMAC) to a consortium led by Cerberus Capital. While GMAC bonds improved modestly, this may not have been the best possible outcome, as bondholders were apparently hoping for a sale of GMAC to an investment grade company.

     The voracious appetite for leveraged buyouts was made apparent in July when a group led by Bain Capital and Kohlberg Kravis Roberts & Co. (KKR) agreed to take HCA private in a transaction valued at $33 billion, the largest ever of its kind. The repercussions for the high yield market were distinctly negative. First, all of HCA's $8.2 billion of debt has "high grade" covenants, even the bonds issued after the company was downgraded to high yield.

     These bonds represent 1.2% of the Lehman Brothers Corporate High Yield Index and 3.0% of the BB segment of that index. Most HCA bonds dropped in value as investors anticipated a levering up of the company and a downgrade from BB to B or lower. In addition, the deal will require about $20 billion of additional bank and bond financing which could put further pressure on HCA, healthcare and all high yield securities.

     By August, most of the auto news was positive. The planned GMAC sale to a Cerberus consortium moved forward. GM agreed to consider an alliance with Renault and Nissan. Ford, feeling the pressure to do something, hinted that its luxury brands (Aston-Martin, Jaguar, Land Rover and Volvo) or a piece of Ford Motor Credit might be sold. Meanwhile, Ford continued to downsize its North American operations amidst slumping sales.

     GM and Ford are certainly two of the most prominent "fallen angels" to enter the high yield market, but they won't be the last. With economic conditions strong, downgrades due to slumping profitability have subsided. However, downgrades from levering LBO transactions are picking up. Since these transactions take time to consummate, the impact on the high yield market will be seen in the coming months.

PERFORMANCE OVERVIEW
AMERICAN BEACON HIGH YIELD BOND FUND(SM)
OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------



     The Institutional Class of the High Yield Bond Fund returned 8.78% for the twelve months ended October 31, 2006. The Fund trailed its main indices for the period as the Lipper High Current Yield Funds Index returned 9.19%, the Citigroup High Yield Market Capped Index ("Citigroup Index") gained 9.30%, and the JP Morgan Global High-Yield Index posted a return of 10.11% for the twelve-month period.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 12/29/00* THROUGH 10/31/06





                               (PERFORMANCE GRAPH)

                                                    LIPPER HIGH      JP MORGAN    CITIGROUP HIGH
                                                   CURRENT YIELD    HIGH YIELD     YIELD MARKET
                            INSTITUTIONAL CLASS     FUNDS INDEX        INDEX           INDEX
                            -------------------    -------------    ----------    --------------


12/00                              10000               10000           10000           10000
10/01                              10533                9618           10262           10224
10/02                              11194                9045           10185            9531
10/03                              13446               11773           13290           13042
10/04                              14816               13081           15008           14644
10/05                              15265               13620           15635           15163
10/06                              16605               14871           17216           16672



* Inception of Institutional Class of Fund


                                             ANNUALIZED TOTAL RETURNS
                                        ----------------------------------
                                              PERIODS ENDED 10/31/06
                                        ----------------------------------
                                                                  VALUE OF
                                                                  $10,000
                                                          SINCE  12/29/00-
                                        1 YEAR  5 YEARS  INCEP.   10/31/06
                                        ------  -------  ------  ---------

Institutional Class(1)................   8.78%    9.53%   9.07%   $16,605
PlanAhead Class(1,2)..................   8.63%    9.25%   8.83%   $16,275
Lipper High Current Yield Funds
  Index(3)............................   9.19%    9.11%   7.04%   $14,871
Citigroup High-Yield Market Index(3)..   9.95%   10.28%   9.16%   $16,672
Citigroup High-Yield Market Capped
  Index(3)............................   9.30%      N/A     N/A       N/A
JP Morgan Global
  High-Yield Index(3).................  10.11%   10.90%   9.76%   $17,216


1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional Class of the Fund was waived through 2004. Performance prior to waiving fees was lower than the actual returns shown for periods prior to 2004.

2. Fund performance for the five-year and since inception periods represents the total returns achieved by the Institutional Class from 12/29/00 up to 3/1/02, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/29/00.

3. The JPMorgan Global High-Yield Index ("JPMorgan Index") has replaced the Citigroup High-Yield Market Index as the Fund's broad-based market index, because the Manager has access to better statistical and performance information for the JP Morgan Index. The JPMorgan Index is an unmanaged index of fixed income securities with a maximum credit rating of BB+ or Ba1. Issues must be publicly registered or issued under Rule 144A under the Securities Act of 1933, with a minimum issue size of $75 million (par amount). A maximum of two issues per issuer are included in the JPMorgan Index. Convertible bonds, preferred stock, and floating-rate bonds are excluded from the JPMorgan Index. The Citigroup High-Yield Market Index is an unmanaged index of fixed income securities with a maximum credit rating of BB+, a minimum amount outstanding of $100 million, and at least one year to maturity. The Citigroup High-Yield Market Capped Index ("Citigroup Index") is an unmanaged index of fixed income securities with a maximum credit rating of BB+, a minimum amount outstanding of $100 million, and at least one year to maturity. The total par amount outstanding for each issuer in the Citigroup Index is capped at $5 billion, which results in a more diversified index of securities that more closely reflects the Fund's issuer diversification. The Citigroup Index has an inception date of 1/2/02. The Lipper High Current Yield Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

     The Fund underperformed the Citigroup Index over the twelve-month period due to sector allocation, fund expenses and the Fund's cash component return. These factors more than offset strong issue selection achieved by the Fund during the period.

     Issue selection was strong in the Manufacturing and Consumer sectors, and more than offset poor issue selection in the Service and Cable/Media sectors.

     From a sector allocation perspective, the Fund was negatively impacted by underweighting the two best performing sectors for the period. Transportation was the top performing sector for the period with a gain of 18.1%, while Telecommunications ranked second with a return of 14.6%. However, the Fund added value by underweighting the two worst performing sectors, Energy and Other Corporate, as both sectors gained 6.8%.

     The sub-advisors' bottom-up, research intensive investment process, which focuses on companies with strong cash flow and fundamental credit strength, remains in place.

PERFORMANCE OVERVIEW
AMERICAN BEACON HIGH YIELD BOND FUND(SM) -- CONTINUED
OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


TOP TEN HOLDINGS


                                        % OF NET
                                         ASSETS
                                        --------


Encore Medical IHC, Inc., 9,750% Due
  10/1/2012                               1.3%
Turning Stone Resort & Casino, 9.125%,
  Due 12/15/2010                          1.2%
General Motors Acceptance Corp.,
  6.875%, Due 9/15/2011                   1.1%
Chesapeake Energy Corp., 7.625%, Due
  7/15/2013                               1.1%
Crystal US Holdings 3LLC/Crystal US
  Sub 3 Corp, 10.500%, Due 10/1/2014      1.1%
E*Trade Financial Corp., 8.000%, Due
  6/15/2011                               1.0%
PetroQuest Energy, Inc., 10.375%, Due
  5/15/2012                               1.0%
Insight Communications, Inc., 12.250%,
  Due 2/15/2011                           1.0%
TRW Automotive, Inc., 9.375%, Due
  2/15/2013                               1.0%
Kinetek Inc., 10.750%, Due 11/15/2006     1.0%



SECTOR ALLOCATION


                                       % OF FIXED
                                         INCOME
                                       ----------


Corporate                                100.0%

PERFORMANCE OVERVIEW
AMERICAN BEACON ENHANCED INCOME FUND(SM)
OCTOBER 31, 2006 (Unaudited)

--------------------------------------------------------------------------------


     The PlanAhead Class of the Enhanced Income Fund returned 6.36% for the twelve months ended October 31, 2006. Its benchmark, a blend of 75% Lehman Brothers Gov/Credit Intermediate Index and 25% Merrill Lynch All U.S. Convertibles Index ("Benchmark"), returned 6.75%. The Fund's peer group, the Lipper Intermediate Investment Grade Index, returned 5.08% over the period.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 7/1/03* THROUGH 10/31/06





(PERFORMANCE GRAPH)

                                               LIPPER INTERMEDIATE         LEHMAN BROTHERS           MERRILL LYNCH
                                                 INVESTMENT GRADE     GOV./CREDIT INTERMEDIATE         ALL U.S.
                            PLANAHEAD CLASS           INDEX                  GRADE INDEX          CONVERTIBLES INDEX
                            ---------------    -------------------    ------------------------    ------------------


7/03                             10000                10000                     10000                    10000
10/03                            10032                 9924                      9904                    10647
10/04                            10504                10440                     10333                    11512
10/05                            10642                10586                     10360                    12028
10/06                            11319                11124                     10844                    13608

                            ENHANCED INCOME
                            COMPOSITE INDEX
                            ---------------


7/03                             10000
10/03                            10088
10/04                            10622
10/05                            10768
10/06                            11495




* Inception of Fund.


                                            ANNUALIZED TOTAL
                                                RETURNS
                                        -----------------------
                                         PERIODS ENDED 10/31/06   VALUE OF
                                        -----------------------   $10,000
                                                          SINCE  12/29/00-
                                        1 YEAR  3 YEARS  INCEP.   10/31/06
                                        ------  -------  ------  ---------

PlanAhead Class(1)....................   6.36%   4.11%    3.79%   $11,319
Lipper Intermediate Investment Grade
  Index(2)............................   5.08%   3.88%    3.25%   $11,124
Lehman Bros. Gov/Credit Intermediate
  Index(2)............................   4.67%   3.06%    2.46%   $10,844
Merrill Lynch All U.S. Convertibles
  Index(2)............................  13.13%   8.52%    9.68%   $13,608
Enhanced Income Composite Index(3)....   6.75%   4.45%    4.27%   $11,495



1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance shown in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. The Lehman Bros. Gov./Credit Intermediate Index is an unmanaged index of investment grade corporate and government debt issues with maturities between one and ten years. The Merrill Lynch All U.S. Convertibles Index is an unmanaged index of domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents. The Lipper Intermediate Investment Grade Index tracks the results of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

3. To reflect the Fund's allocation of its assets between investment grade fixed-income securities and convertible securities, the returns of the Lehman Brothers Gov./Credit Intermediate Index and the Merrill Lynch Convertibles Index have been combined in a 75%/25% proportion. Effective November 1, 2006, the benchmark for the portion of Fund assets invested in investment grade fixed-income securities will change from the Lehman Brothers Gov./Credit Intermediate Index to the Lehman Brothers Aggregate Index.

     The Fund's assets have been allocated approximately 75% to American Beacon Advisors, Inc. (the "Manager") which invests primarily in income producing, short- and intermediate-term, investment grade bonds, and 25% to a sub-advisor that invests in securities including convertible bonds, convertible preferreds, high yield bonds and equities with the intent of enhancing the return of the overall Fund.

     For the twelve-month period, the investment grade bond portion of the Fund returned 5.0% on a gross basis compared to a 4.7% return for its portion of the Benchmark. The Manager added value through security selection in the Asset-Backed and Corporate sectors and by being substantially overweighted in Corporates, the best performing sector for the period.

     The remaining portion of the Fund managed by the Fund's sub-advisor generated a gross return of 14.7%. This return not only beat the 13.1% return of the relevant portion of the Benchmark but also enhanced the return of the investment grade bond portion of the Fund. Lower quality speculative grade issues outperformed investment grade for the period, so the higher credit quality of the sub-advisor's portion of the Fund somewhat limited its return. The sub-advisor favored securities with good equity sensitivity, which benefited the Fund. Issues with greater equity sensitivity (low conversion premiums) performed well, reflecting the positive equity markets for the one-year period.

     The Manager and the Fund's sub-advisor remain focused on the Fund's investment objectives of generating income and capital appreciation.

PERFORMANCE OVERVIEW
AMERICAN BEACON ENHANCED INCOME FUND(SM) -- CONTINUED
OCTOBER 31, 2006 (Unaudited)

--------------------------------------------------------------------------------


TOP TEN HOLDINGS


                                        % OF NET
                                         ASSETS
                                        --------


U.S. Treasury Note, 4.375%, Due
  8/15/2012                               5.5%
U.S. Treasury Note, 4.000%, Due
  2/15/2014                               3.8%
U.S. Treasury Note, 4.875%, Due
  4/30/2011                               3.5%
U.S. Treasury Notes, 4.750%, Due
  5/15/2014                               2.8%
U.S. Treasury Notes, 4.875%, Due
  8/15/2016                               2.3%
HSBC Finance Corp., 5.250%, Due
  1/14/2011                               1.8%
Federal Home Loan Mortgage Corp.,
  5.500%, Due 7/18/2016                   1.7%
American Express Credit Account Master
  Trust, 5.350%, Due 1/15/2014            1.6%
John Deere Owner Trust, 5.390%, Due
  6/17/2013                               1.6%
Chase Manhattan Auto Owner Trust,
  5.360%, Due 1/15/2013                   1.6%


FIXED-INCOME SECTOR ALLOCATION


                                       % OF FIXED
                                         INCOME
                                       ----------


Corporate Bonds                           41.7%
Treasury                                  24.9%
Corporate Convertibles                    15.6%
Asset-Backed                              11.7%
Mortgage-Backed                            3.6%
U.S. Agency                                2.5%


EQUITY SECTOR ALLOCATION


                                          % OF
                                        EQUITIES
                                        --------


Financials                                45.7%
Information Technology                    32.4%
Industrials                               10.8%
Consumer Discretionary                     8.0%
Health Care                                3.1%

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERMEDIATE BOND FUND(SM)
OCTOBER 31, 2006 (Unaudited)

--------------------------------------------------------------------------------


     The Institutional Class of the Intermediate Bond Fund returned 4.96% for the twelve months ended October 31, 2006, trailing the Lehman Brothers Aggregate Index ("Index") return of 5.19% and the Lipper Intermediate Investment Grade Index return of 5.08%.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 9/15/97* THROUGH 10/31/06





(PERFORMANCE GRAPH)

                                                     LIPPER INTERMEDIATE
                                                       INVESTMENT GRADE     LEHMAN BROTHERS
                              INSTITUTIONAL CLASS           INDEX           AGGREGATE INDEX
                              -------------------    -------------------    ---------------


9/97                                 10000                  10000                10000
10/97                                10241                  10211                10295
10/98                                11215                  11045                11254
10/99                                11143                  11074                11314
10/00                                11855                  11775                12140
10/01                                13584                  13462                13908
10/02                                14204                  13952                14727
10/03                                14861                  14884                15450
10/04                                15660                  15658                16304
10/05                                15858                  15878                16489
10/06                                16644                  16684                17344



* Inception of Institutional Class of Fund


                                            ANNUALIZED TOTAL
                                                RETURNS
                                        -----------------------
                                         PERIODS ENDED 10/31/06  VALUE OF
                                        -----------------------   $10,000
                                                          SINCE  9/15/97-
                                        1 YEAR  5 YEARS  INCEP.  10/31/06
                                        ------  -------  ------  --------

Institutional Class(1)................   4.96%   4.14%    5.74%   $16,644
PlanAhead Class(1,2)..................   4.33%   3.60%    5.28%   $15,988
Lipper Intermediate Inv. Grade
  Index(3)............................   5.08%   4.38%    5.77%   $16,684
Lehman Bros. Agg. Index(3)............   5.19%   4.51%    6.19%   $17,344


1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 9/15/97 up to 3/2/98, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 9/15/97. A portion of the fees charged to the PlanAhead Class of the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown.

3. Since inception return for the Lehman Brothers Aggregate Index is from 8/31/97. The Lehman Brothers Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The Lipper Intermediate Investment Grade Index tracks the results of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Funds category. Lipper is an independent research and ranking service. One cannot directly invest in an index.

     Prior to the deduction of expenses, the Fund slightly outperformed the Index. However, the Fund did not generate enough excess performance to offset its expenses. The Fund added value through positive security selection in Collateralized Mortgage Obligations (CMOs), and in the Corporate and Asset-Backed sectors. The Fund's duration was similar to that of the Index over the course of the twelve-month period and, therefore, had minimal impact on the Fund's relative performance.

     The Fund's investment managers remain focused on a conservative approach toward investing in the bond market, focusing on issuer-specific opportunities.

TOP TEN HOLDINGS


                                        % OF NET
                                         ASSETS
                                        --------


U.S. Treasury Note, 4.875%, Due
  8/15/2016                               3.3%
U.S. Treasury Note, 3.875%, Due
  5/15/2010                               3.0%
Federal National Mortgage
  Association, Pool #886371, 6.00%,
  Due 8/1/2036                            2.8%
U.S. Treasury Note, 4.750%, Due
  5/15/2014                               2.1%
U.S. Treasury Bond, 4.500%, Due
  2/15/2036                               1.8%
U.S. Treasury Note, 4.375%, Due
  8/15/2012                               1.5%
Federal National Mortgage
  Association, Pool #735224, 5.50%,
  Due 2/1/2035                            1.4%
U.S. Treasury Note, 4.875%, Due
  7/31/2011                               1.3%
Chase Mortgage Finance Corp., 6.072%,
  Due 9/25/2036                           1.3%
Federal Home Loan Mortgage Corp.,
  5.250%, Due 2/24/2011                   1.3%


SECTOR ALLOCATION


                            % OF FIXED
                              INCOME
                            ----------


Mortgage-Backed                43.1%
Corporates                     29.4%
U.S. Treasury                  21.0%
U.S. Agency                     4.5%
Asset-Backed                    2.0%

PERFORMANCE OVERVIEW
AMERICAN BEACON SHORT-TERM BOND FUND(SM)
OCTOBER 31, 2006 (Unaudited)

--------------------------------------------------------------------------------


     The Institutional Class of the Short-Term Bond Fund returned 4.56% for the twelve months ended October 31, 2006, which outperformed the Merrill Lynch 1-3 Year Gov/Corp Index (the "Index") return of 4.36% and the Lipper Short Investment Grade Bond Funds Index ("Lipper") return of 4.39%.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 10/31/96 THROUGH 10/31/06





(PERFORMANCE GRAPH)

                                                    LIPPER SHORT
                                                     INV. GRADE       MERRILL LYNCH
                                                     BOND FUNDS          1-3 YR.
                             INSTITUTIONAL CLASS        INDEX       GOV./CORP. INDEX
                             -------------------    ------------    ----------------


10/96                              10000.00           10000.00          10000.00
10/97                              10657.00           10657.00          10655.00
10/98                              11396.00           11289.00          11464.00
10/99                              11718.00           11659.00          11834.00
10/00                              12432.00           12345.00          12564.00
10/01                              13808.00           13592.00          13985.00
10/02                              14305.00           13955.00          14662.00
10/03                              14851.00           14397.00          15119.00
10/04                              15206.00           14699.00          15435.00
10/05                              15358.00           14864.00          15562.00
10/06                              16059.00           15516.00          16241.00





                                          ANNUALIZED TOTAL RETURNS
                                         -------------------------   VALUE OF
                                           PERIODS ENDED 10/31/06    $10,000
                                         -------------------------  10/31/96-
                                         1 YEAR  5 YEARS  10 YEARS   10/31/06
                                         ------  -------  --------  ---------


Institutional Class(1)................    4.56%    3.07%    4.85%    $16,059
PlanAhead Class(1)....................    4.01%    2.56%    4.35%    $15,301
Lipper Short Inv. Grade Index(2)......    4.39%    2.69%    4.49%    $15,516
Merrill Lynch 1-3 Yr. Gov./Corp.
  Index(2)............................    4.36%    3.04%    4.97%    $16,241


1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the PlanAhead Class of the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown.

2. The Merrill Lynch 1-3 Yr. Gov./Corp. Index is a market value weighted performance benchmark for government and corporate fixed-rate debt securities with maturities between one and three years. The Lipper Short Investment Grade Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper Short Investment Grade Bond Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

     The Fund's outperformance during the period was due to its short duration and its overweight positions in the Corporate and Asset-Backed sectors. With the Federal Reserve Bank (the "Fed") raising interest rates during much of the period, the Fund's duration averaged approximately 1.6 years versus 1.8 years for the Index, or around 90% of benchmark duration. Longer-term interest rates were largely unchanged during the period, but short-term rates rose markedly. The Fund also maintained its overweight position in the Corporate and Asset-Backed sectors as the credit environment was stable and economic growth was reasonably good.

     Duration played the largest role in the Fund's outperformance as the Fed raised short-term rates by 1.50% (from 3.75% to 5.25%) before pausing to monitor incoming economic data. Longer-term rates ended the period unchanged resulting in an inverted yield curve. Since the Fed began raising rates in mid-2004, the Fund's short duration was the primary contributor to its outperformance; however, with the Fed on hold and economic growth moderating, a new approach towards duration became appropriate. Near period end, we moved the Fund's duration to neutral in anticipation of range-bound short-term rates and will hold that position until the economic situation develops further.

     The Fund also benefited from its overweight position in the Corporate sector which produced the highest returns of the major sectors. Credit spreads improved slightly during the period, but the primary advantage of this sector was its incremental yield to maturity over Treasuries and Agencies. Returns across the credit spectrum were mixed, but in general, lower quality outperformed higher quality due to strong demand for yield.

     Likewise, the Fund's overweight position in the Asset-Backed sector (autos and credit cards) also performed well due primarily to its incremental yield over government equivalents.

     The Fund was invested in high-quality corporate and asset-backed securities, and we will monitor the credit markets for signs of moderation as the economic situation develops. These sectors were strong both fundamentally and technically throughout the period, but with spreads reaching relatively tight levels and the economy potentially leveling off, the risk/reward ratio rose slightly near period end. In general, however, these sectors have played a major role in generating incremental yield for the Fund through the interest rate cycles.

PERFORMANCE OVERVIEW
AMERICAN BEACON SHORT-TERM BOND FUND(SM) -- CONTINUED
OCTOBER 31, 2006 (Unaudited)

--------------------------------------------------------------------------------


TOP TEN HOLDINGS


                                         % OF NET
                                          ASSETS
                                         --------


General Electric Capital Corp.,
  4.125%, Due 3/4/2008                      3.7%
Banc of America Securities Auto Trust
  2005, 4.080%, Due 4/18/2010               3.7%
Citibank Credit Card Issuance Trust
  2004-A4 A4, 3.20%, Due 8/24/2009          3.7%
DaimlerChrysler Auto Trust, 3.28%, Due
  12/8/2009                                 3.6%
Wachovia Corp., 6.40%, Due 4/1/2008         3.2%
FleetBoston Financial Corp., 3.850%,
  Due 2/15/2008                             3.0%
Wells Fargo Financial Auto Owner
  Trust, 2.670%, Due 8/16/2010              3.0%
Comerica Bank, 6.000%, Due 10/1/2008        2.8%
Washington Mutual, Inc., 8.250%, Due
  4/1/2010                                  2.7%
SLM Corp., 4.000%, Due 1/15/2009            2.7%


SECTOR ALLOCATION


                                        % OF FIXED
                                          INCOME
                                        ----------


Corporate Bonds                            67.3%
Asset-Backed                               25.1%
Mortgage-Backed                             7.6%

FUND EXPENSES
ACTUAL EXPENSES
OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


FUND EXPENSE EXAMPLE

     As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2006 through October 31, 2006.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.


                                       LARGE CAP    MID-CAP    SMALL CAP VALUE   EMERGING   HIGH YIELD  INTERMEDIATE   SHORT-TERM
INSTITUTIONAL CLASS          BALANCED    GROWTH      VALUE       OPPORTUNITY      MARKETS      BOND         BOND          BOND
-------------------         ---------  ---------  -----------  ---------------  ----------  ----------  ------------   ----------


Beginning Account Value
  5/1/06..................  $1,000.00  $1,000.00   $1,000.00      $1,000.00      $1,000.00   $1,000.00    $1,000.00     $1,000.00
Ending Account Value
  10/31/06................  $1,059.57  $1,034.53   $1,070.23      $1,005.88      $  989.21   $1,035.68    $1,045.20     $1,028.49
Expenses Paid During
  Period*
  5/1/06-10/31/06.........  $    3.04  $    4.73   $    6.70      $    5.19      $    7.94   $    4.39    $    1.91     $    1.82
Annualized Expense Ratio..      0.58%      0.92%       1.28%          1.03%          1.58%       0.86%        0.37%         0.36%

                                        MID-CAP    SMALL CAP       EMERGING     HIGH YIELD   ENHANCED   INTERMEDIATE   SHORT-TERM
PLANAHEAD CLASS              BALANCED    VALUE    OPPORTUNITY      MARKETS         BOND       INCOME        BOND          BOND
---------------             ---------  ---------  -----------  ---------------  ----------  ----------  ------------   ----------

Beginning Account Value
  5/1/06..................  $1,000.00  $1,000.00   $1,000.00      $1,000.00      $1,000.00   $1,000.00    $1,000.00     $1,000.00
Ending Account Value
  10/31/06................  $1,057.45  $1,068.25   $1,006.87      $  987.97      $1,034.53   $1,032.91    $1,042.02     $1,026.97
Expenses Paid During
  Period*
  5/1/06-10/31/06.........  $    4.40  $    7.76   $    6.49      $   10.36      $    5.52   $    4.96    $    4.89     $    4.45
Annualized Expense Ratio..      0.85%      1.49%       1.28%          2.07%          1.08%       0.97%        0.95%         0.87%

SERVICE CLASS                BALANCED
-------------               ---------

Beginning Account Value
  5/1/06..................  $1,000.00
Ending Account Value
  10/31/06................  $1,056.98
Expenses Paid During
  Period*
  5/1/06-10/31/06.........  $    6.34
Annualized Expense Ratio..      1.22%

                                       LARGE CAP    EMERGING       MID-CAP
AMR CLASS                    BALANCED    GROWTH     MARKETS         VALUE
---------                   ---------  ---------  -----------  ---------------

Beginning Account Value
  5/1/06..................  $1,000.00  $1,000.00   $1,000.00      $1,000.00
Ending Account Value
  10/31/06................  $1,061.15  $1,037.31   $  990.96      $ 1070.94
Expenses Paid During
  Period*
  5/1/06-10/31/06.........  $    1.69  $    3.12   $    6.72      $    5.50
Annualized Expense Ratio..      0.33%      0.61%       1.34%          1.05%


--------

 * Expenses are equal to the Fund's annualized expense ratios for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

FUND EXPENSES
HYPOTHETICAL EXPENSES
OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.


                                      LARGE CAP   MID-CAP    SMALL CAP   EMERGING   HIGH YIELD  INTERMEDIATE  SHORT-TERM
INSTITUTIONAL CLASS         BALANCED    GROWTH     VALUE    VALUE OPP.    MARKETS      BOND         BOND         BOND
-------------------        ---------  ---------  ---------  ----------  ----------  ----------  ------------  ----------


Beginning Account Value
  5/1/06.................  $1,000.00  $1,000.00  $1,000.00   $1,000.00   $1,000.00   $1,000.00    $1,000.00    $1,000.00
Ending Account Value
  10/31/06...............  $1,022.26  $1,020.56  $1,018.73   $1,020.03   $1,017.22   $1,020.89    $1,023.34    $1,023.42
Expenses Paid During
  Period*
  5/1/06-10/31/06........  $    2.98  $    4.70  $    6.53   $    5.23   $    8.05   $    4.36    $    1.89    $    1.81
Annualized Expense
  Ratio..................      0.58%      0.92%      1.28%       1.03%       1.58%       0.86%        0.37%        0.36%

                                       MID-CAP   SMALL CAP   EMERGING   HIGH YIELD   ENHANCED   INTERMEDIATE  SHORT-TERM
PLANAHEAD CLASS             BALANCED    VALUE    VALUE OPP    MARKETS      BOND       INCOME        BOND         BOND
---------------            ---------  ---------  ---------  ----------  ----------  ----------  ------------  ----------

Beginning Account Value
  5/1/06.................  $1,000.00  $1,000.00  $1,000.00   $1,000.00   $1,000.00   $1,000.00    $1,000.00    $1,000.00
Ending Account Value
  10/31/06...............  $1,020.93  $1,017.70  $1,018.74   $1,018.74   $1,019.78   $1,020.32    $1,020.42    $1,020.82
Expenses Paid During
  Period*
  5/1/06-10/31/06........  $    4.32  $    7.57  $    5.36   $    6.53   $    5.48   $    4.93    $    4.84    $    4.43
Annualized Expense
  Ratio..................      0.85%      1.49%      1.05%       1.28%       1.08%       0.97%        0.95%        0.87%

SERVICE CLASS               BALANCED
-------------              ---------

Beginning Account Value
  5/1/06.................  $1,000.00
Ending Account Value
  10/31/06...............  $1,019.04
Expenses Paid During
  Period*
  5/1/06-10/31/06........  $    6.22
Annualized Expense
  Ratio..................      1.22%

                                      LARGE CAP   MID-CAP    EMERGING
AMR CLASS                   BALANCED    GROWTH     VALUE      MARKETS
---------                  ---------  ---------  ---------  ----------

Beginning Account Value
  5/1/06.................  $1,000.00  $1,000.00  $1,000.00   $1,000.00
Ending Account Value
  10/31/06...............  $1,023.57  $1,022.15  $1,019.89   $1,018.45
Expenses Paid During
  Period*
  5/1/06-10/31/06........  $    1.66  $    3.09  $    5.37   $    6.81
Annualized Expense
  Ratio..................      0.33%      0.61%      1.05%       1.34%


--------

 * Expenses are equal to the Fund's annualized expense ratios for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------


To the Shareholders and Board of Trustees of American Beacon Funds:

     We have audited the accompanying statements of assets and liabilities of American Beacon Funds (comprised of American Beacon Balanced Fund, American Beacon Emerging Markets Fund, American Beacon Enhanced Income Fund, American Beacon High Yield Bond Fund, American Beacon Intermediate Bond Fund, American Beacon Large Cap Growth Fund, American Beacon Mid-Cap Value Fund, American Beacon Short-Term Bond Fund, and American Beacon Small Cap Value Opportunity
Fund) (collectively the "Funds"), including the schedules of investments, as of October 31, 2006, and the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Funds as of October 31, 2006, the results of their operations for the year then ended and the changes in their net assets and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                        -s- Ernst & Young LLP

Dallas, Texas
December 28, 2006


                             See accompanying notes

--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 2006
--------------------------------------------------------------------------------

                                                             SHARES       VALUE
                                                             -------     -------
                                                           (DOLLARS IN THOUSANDS)
COMMON STOCKS - 58.27%
CONSUMER DISCRETIONARY - 6.41%
 AUTO COMPONENTS - 0.17%
  Magna International, Inc. .............................     22,000     $ 1,646
                                                                         -------
 HOTELS, RESTAURANTS & LEISURE - 1.24%
  Carnival Corp. ........................................     90,000       4,394
  Harrah's Entertainment, Inc. ..........................     42,000       3,122
  McDonald's Corp. ......................................     24,600       1,031
  Wyndham Worldwide Corp. ^ .............................     49,260       1,453
  Yum! Brands, Inc. .....................................     30,200       1,796
                                                                         -------
                                                                          11,796
                                                                         -------
 HOUSEHOLD DURABLES - 1.83%
  Centex Corp. + ........................................    141,900       7,421
  Fortune Brands, Inc. ..................................     43,900       3,378
  Koninklijke (Royal) Philips Electronics NV ............     40,531       1,412
  Newell Rubbermaid, Inc. + .............................     50,900       1,465
  Pulte Homes, Inc. + ...................................    121,700       3,772
                                                                         -------
                                                                          17,448
                                                                         -------
 LEISURE EQUIPMENT & PRODUCTS - 0.27%
  Mattel, Inc. ..........................................    113,200       2,562
                                                                         -------

 MEDIA - 0.85%
  CBS Corp. .............................................     67,800       1,962
  The Interpublic Group of Companies, Inc. ^ + ..........    348,500       3,802
  The Walt Disney Company Ltd. ..........................     75,500       2,375
                                                                         -------
                                                                           8,139
                                                                         -------
 MULTILINE RETAIL - 1.01%
  Federated Department Stores, Inc. .....................    102,254       4,490
  Target Corp. ..........................................     54,200       3,208
  Wal-Mart Stores, Inc. .................................     38,400       1,892
                                                                         -------
                                                                           9,590
                                                                         -------
 SPECIALTY RETAIL - 0.85%
  The Home Depot, Inc. ..................................    217,800       8,130
                                                                         -------
 TEXTILES & APPAREL - 0.19%
  Liz Claiborne, Inc. ...................................     43,400       1,830
                                                                         -------
 TOTAL CONSUMER DISCRETIONARY                                             61,141
                                                                         -------
CONSUMER STAPLES - 4.27%
 BEVERAGES - 0.48%
  Constellation Brands, Inc. ^ ..........................     12,800         352
  Diageo plc, ADR .......................................     56,100       4,178
                                                                         -------
                                                                           4,530
                                                                         -------
 FOOD & DRUG RETAILING - 0.27%
  Safeway, Inc. .........................................     87,300       2,563
                                                                         -------


                                                             SHARES       VALUE
                                                             -------     -------
                                                           (DOLLARS IN THOUSANDS)

 FOOD PRODUCTS - 1.13%
  ConAgra Foods, Inc. ...................................    176,200     $ 4,607
  General Mills, Inc. ...................................     33,300       1,892
  Sara Lee Corp. ........................................     39,300         672
  Unilever plc, ADR + ...................................    149,580       3,632
                                                                         -------
                                                                          10,803
                                                                         -------

 TOBACCO - 2.39%
  Altria Group, Inc. ....................................    119,600       9,727
  Gallaher Group plc, ADR + .............................     33,400       2,275
  Imperial Tobacco Group plc, ADR + .....................     98,600       7,034
  UST, Inc. + ...........................................     70,100       3,755
                                                                         -------
                                                                          22,791
                                                                         -------
 TOTAL CONSUMER STAPLES                                                   40,687
                                                                         -------

ENERGY - 4.08%
 OIL & GAS - 4.08%
  Chevron Corp. .........................................     77,728       5,223
  ConocoPhillips ........................................    217,976      13,131
  Devon Energy Corp. ....................................     91,800       6,136
  Duke Energy Corp. .....................................    196,600       6,221
  Occidental Petroleum Corp. ............................    130,300       6,116
  Petro-Canada + ........................................     39,400       1,678
  Sunoco, Inc. ..........................................      6,100         403
                                                                         -------
 TOTAL ENERGY                                                             38,908
                                                                         -------

FINANCIALS - 17.00%
 BANKS - 4.87%
  Bank of America Corp. .................................    368,296      19,840
  Comerica, Inc. ........................................     31,100       1,810
  First Horizon National Corp. + ........................     21,800         857
  KeyCorp ...............................................     63,000       2,340
  SunTrust Banks, Inc. ..................................     10,000         790
  U.S. Bancorp ..........................................    111,260       3,765
  UnionBanCal Corp. .....................................     14,800         852
  Wachovia Corp. ........................................     66,900       3,713
  Washington Mutual, Inc. + .............................    159,000       6,726
  Wells Fargo & Co. .....................................    159,500       5,788
                                                                         -------
                                                                          46,481
                                                                         -------
 DIVERSIFIED FINANCIALS - 6.07%
  The Bear Stearns Cos, Inc. ............................     21,500       3,254
  Capital One Financial Corp. ...........................     37,400       2,967
  Citigroup, Inc. .......................................    274,042      13,746
  Federal Home Loan Mortgage Corp. ......................     83,900       5,788
  Federal National Mortgage Association .................     45,000       2,667
  The Goldman Sachs Group, Inc. .........................     18,500       3,511
  JP Morgan Chase & Co. .................................    269,334      12,777
  Merrill Lynch & Co., Inc. .............................     43,500       3,803
  Morgan Stanley Dean Witter & Co. ......................     52,800       4,035

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

                                                              SHARES       VALUE
                                                              -------     -------
                                                            (DOLLARS IN THOUSANDS)
  SLM Corp. ............................................     108,400     $ 5,277
                                                                         -------
                                                                          57,825
                                                                         -------
 INSURANCE - 5.62%
  ACE Ltd. .............................................      73,700       4,219
  The Allstate Corp. ...................................      83,800       5,142
  American International Group, Inc. ...................      63,100       4,239
  AON Corp. ............................................      29,000       1,009
  Assurant, Inc. + .....................................      31,700       1,669
  Conseco, Inc. ^ + ....................................      90,000       1,831
  Genworth Financial, Inc. .............................     143,300       4,792
  The Hartford Financial Services Group, Inc. ..........      10,200         889
  MetLife, Inc. ........................................     145,180       8,294
  MGIC Investment Corp. ................................      47,500       2,791
  Prudential Financial, Inc. ...........................      17,500       1,346
  The St. Paul Travelers Companies, Inc. ...............     181,300       9,270
  UnumProvident Corp. ..................................     126,800       2,508
  XL Capital Ltd. ......................................      79,700       5,623
                                                                         -------
                                                                          53,622
                                                                         -------
 REAL ESTATE - 0.44%
  Realogy Corp. ^ ......................................      70,775       1,825
  The St. Joe Co. + ....................................      43,500       2,339
                                                                         -------
                                                                           4,164
                                                                         -------
 TOTAL FINANCIALS                                                        162,092
                                                                         -------
HEALTH CARE - 4.67%
 HEALTH CARE EQUIPMENT & SUPPLIES - 0.47%
  Baxter International, Inc. ...........................      98,200       4,514
                                                                         -------
 HEALTH CARE PROVIDERS & SERVICES - 1.53%
  Cigna Corp. ..........................................      29,200       3,416
  HCA, Inc. + ..........................................      45,300       2,289
  Tenet Healthcare Corp. ^ .............................     231,700       1,636
  UnitedHealth Group, Inc. .............................      26,600       1,297
  WellPoint, Inc. ^ ....................................      78,100       5,961
                                                                         -------
                                                                          14,599
                                                                         -------
 PHARMACEUTICALS - 2.67%
  Bristol-Myers Squibb Co. .............................     240,100       5,943
  Eli Lilly & Co. ......................................       9,500         532
  Johnson & Johnson ....................................      21,000       1,415
  Merck & Co., Inc. ....................................      27,800       1,263
  Pfizer, Inc. .........................................     364,200       9,706
  Schering-Plough Corp. ................................     168,800       3,737
  Wyeth ................................................      55,600       2,837
                                                                         -------
                                                                          25,433
                                                                         -------
 TOTAL HEALTH CARE                                                        44,546
                                                                         -------


                                                             SHARES       VALUE
                                                             -------     -------
                                                            (DOLLARS IN THOUSANDS)
INDUSTRIALS - 8.14%
 AEROSPACE & DEFENSE - 1.84%
  The Boeing Co. .......................................      51,200     $ 4,089
  Lockheed Martin Corp. ................................      29,200       2,538
  Northrop Grumman Corp. ...............................      70,900       4,707
  Raytheon Co. .........................................      66,600       3,327
  United Technologies Corp. ............................      44,300       2,911
                                                                         -------
                                                                          17,572
                                                                         -------
 AIR FREIGHT & COURIERS - 0.15%
  FedEx Corp. ..........................................      12,100       1,386
                                                                         -------
 COMMERCIAL SERVICES & SUPPLIES - 0.63%
  Mastercard, Inc. + ...................................      44,000       3,260
  Waste Management, Inc. ...............................      74,407       2,789
                                                                         -------
                                                                           6,049
                                                                         -------
 ELECTRICAL EQUIPMENT - 0.45%
  American Power Conversion Corp. ......................     141,500       4,278
                                                                         -------
 INDUSTRIAL CONGLOMERATES - 2.90%
  3M Co. ...............................................      31,300       2,468
  General Electric Co. .................................     192,900       6,773
  Honeywell International, Inc. ........................     178,900       7,535
  Textron, Inc. ........................................      30,500       2,773
  Tyco International Ltd. ..............................     274,900       8,090
                                                                         -------
                                                                          27,639
                                                                         -------
 MACHINERY - 1.65%
  Caterpillar, Inc. ....................................      57,100       3,467
  Flowserve Corp. ^ ....................................      63,500       3,365
  Illinois Tool Works, Inc. ............................     113,600       5,445
  ITT Industries, Inc. .................................      63,300       3,443
                                                                         -------
                                                                          15,720
                                                                         -------
 RENTAL AUTO/EQUIPMENT - 0.05%
  Avis Budget Group, Inc. ..............................      24,630         488
                                                                         -------
 TRANSPORTATION INFRASTRUCTURE - 0.47%
  Burlington Northern Santa Fe Corp. ...................      58,200       4,512
                                                                         -------
 TOTAL INDUSTRIALS                                                        77,644
                                                                         -------
INFORMATION TECHNOLOGY - 5.47%
 COMMUNICATIONS EQUIPMENT - 0.80%
  Nokia Corp., ADR .....................................     382,700       7,608
                                                                         -------
 COMPUTERS & PERIPHERALS - 1.48%
  Hewlett-Packard Co. ..................................     193,000       7,477
  International Business Machines Corp. ................      71,700       6,620
                                                                         -------
                                                                          14,097
                                                                         -------
 IT CONSULTING & SERVICES - 1.13%
  Computer Sciences Corp. ^ + ..........................      28,900       1,527

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

                                                            SHARES       VALUE
                                                            -------     --------
                                                           (DOLLARS IN THOUSANDS)
  Electronic Data Systems Corp. ......................      365,500     $  9,258
                                                                        --------
                                                                          10,785
                                                                        --------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.18%
  Intel Corp. ........................................       81,600        1,741
                                                                        --------
 SOFTWARE - 1.88%
  BMC Software, Inc. ^ ...............................       61,500        1,864
  CA, Inc. ...........................................      375,474        9,297
  Microsoft Corp. ....................................      234,100        6,721
                                                                        --------
                                                                          17,882
                                                                        --------
 TOTAL INFORMATION TECHNOLOGY                                             52,113
                                                                        --------

MATERIALS - 2.75%
 CHEMICALS - 1.79%
  Air Products & Chemicals, Inc. .....................       26,300        1,832
  Dow Chemical Co. ...................................       38,500        1,570
  E. I. du Pont de Nemours & Co. .....................       45,300        2,075
  Eastman Chemical Co. + .............................       33,500        2,041
  Lyondell Chemical Co. ..............................      147,600        3,789
  The Mosaic Co. ^ + .................................      206,700        3,870
  PPG Industries, Inc. + .............................       26,100        1,785
  Tronox, Inc. + .....................................        4,128           54
                                                                        --------
                                                                          17,016
                                                                        --------
 METALS & MINING - 0.65%
  Alcoa, Inc. ........................................      215,496        6,230
                                                                        --------

 PAPER & FOREST PRODUCTS - 0.31%
  Sappi Ltd., ADR + ..................................       60,000          849
  Weyerhaeuser Co. ...................................       32,800        2,086
                                                                        --------
                                                                           2,935
                                                                        --------
 TOTAL MATERIALS                                                          26,181
                                                                        --------
TELECOMMUNICATION SERVICES - 2.09%
 DIVERSIFIED TELECOMMUNICATION - 2.09%
  AT&T, Inc. .........................................       97,000        3,322
  BellSouth Corp. ....................................      154,700        6,977
  Verizon Communications, Inc. .......................      259,228        9,592
                                                                        --------
 TOTAL TELECOMMUNICATION SERVICES                                         19,891
                                                                        --------
UTILITIES - 3.39%
 ELECTRIC UTILITIES - 3.39%
  CenterPoint Energy, Inc. + .........................      137,300        2,125
  Dominion Resources, Inc. ...........................       24,600        1,992
  DTE Energy Co. + ...................................       54,800        2,490
  Entergy Corp. ......................................       65,300        5,605
  Exelon Corp. .......................................      197,800       12,260
  FPL Group, Inc. ....................................      131,500        6,706


                                                            SHARES       VALUE
                                                            -------     --------
                                                           (DOLLARS IN THOUSANDS)
  Public Service Enterprise Group, Inc. ..............      19,100      $  1,166

                                                                        --------
 TOTAL UTILITIES                                                          32,344
                                                                        --------
 TOTAL COMMON STOCKS                                                     555,547
                                                                        --------
                                                             PAR
                                                            AMOUNT
                                                            -------
CORPORATE OBLIGATIONS - 7.34%
 BANKS - 1.03%
  Banco Popular North America, Inc., 4.25%,
    Due 4/1/2008 .....................................     $    500          490
  Bank of America Corp.,
    3.375%, Due 2/17/2009 + ..........................          450          434
    5.375%, Due 8/15/2011 ............................        1,015        1,026
  Bank One Corp.,
    5.90%, Due 11/15/2011 ............................          700          718
    4.90%, Due 4/30/2015 .............................          450          433
  Capital One Bank,
    6.70%, Due 5/15/2008 .............................          450          459
    5.125%, Due 2/15/2014 + ..........................          450          443
  Credit Suisse First Boston, 6.50%, Due
    5/1/2008++ .......................................          750          763
  ING Bank, NV, 5.125%, Due 5/1/2015++ ...............          450          442
  National City Bank, 4.50%, Due 3/15/2010 ...........        1,000          976
  PNC Funding Corp., 4.20%, Due 3/10/2008 + ..........          745          732
  Synovus Financial Corp., 4.875%, Due
    2/15/2013 ........................................          450          441
  Wachovia Corp., 5.70%, Due 8/1/2013 ................          585          599
  Washington Mutual Finance Corp., 6.875%,
    Due 5/15/2011 ....................................          535          571
  Washington Mutual, Inc.,
    8.25%, Due 4/1/2010 ..............................          350          379
    4.625%, Due 4/1/2014 .............................          950          890
                                                                        --------
                                                                           9,796
                                                                        --------
 COMMUNICATIONS - 0.28%
  Comcast Cable Communications Holdings,
    Inc., 8.375%, Due 3/15/2013 ......................          950        1,085
  Comcast Corp.,
    7.625%, Due 2/15/2008 ............................          300          308
    5.30%, Due 1/15/2014 .............................          710          694
  Time Warner, Inc., 7.70%, Due 5/1/2032 .............          550          627
                                                                        --------
                                                                           2,714
                                                                        --------
 CONSUMER DISCRETIONARY - 0.22%
  Carnival Corp., 3.75%, Due 11/15/2007 ..............          715          702
  Wal-Mart Stores, Inc.,
    4.55%, Due 5/1/2013 ..............................          635          615
    7.55%, Due 2/15/2030 .............................          650          802
                                                                        --------
                                                                           2,119
                                                                        --------
 ELECTRIC/GAS - 0.68%
  Canadian Natural Resources Ltd., 6.00%,
    Due 8/15/2016 ....................................          505          512

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

                                                              PAR
                                                             AMOUNT       VALUE
                                                             -------     --------
                                                            (DOLLARS IN THOUSANDS)
 Columbus Southern Power Co., 5.50%, Due
   3/1/2013 ..............................................   $   710     $   712
 FPL Group Capital, Inc.,
   5.551%, Due 2/16/2008 .................................       550         551
   5.625%, Due 9/1/2011 ..................................       615         623
 MidAmerican Energy Holdings Co.,
   5.875%, Due 10/1/2012 .................................       940         962
   6.125%, Due 4/1/2036 ..................................       700         720
 PSI Energy, Inc., 6.05%, Due 6/15/2016 ..................       520         533
 Public Service Enterprise Group,
    Inc., 6.95%, Due 6/1/2012 ............................       800         850
 Puget Sound Energy, Inc., 6.274%, Due
   3/15/2037 .............................................       370         382
 Xcel Energy, Inc., 7.00%, Due 12/1/2010 .................       600         637
                                                                          ------
                                                                           6,482
                                                                          ------
FINANCE - 1.02%
 American General Finance Corp.,
   5.375%, Due 9/1/2009 + ................................       840         844
   4.875%, Due 5/15/2010 .................................       500         493
 Ameriprise Financial, Inc., 5.35%, Due
   11/15/2010 ............................................       850         854
 The Bear Stearns Cos., Inc., 2.875%, Due
   7/2/2008 ..............................................       800         771
 General Electric Capital Corp., 4.375%, Due
   3/3/2012 ..............................................       865         832
 The Goldman Sachs Group, Inc., 4.75%, Due
   7/15/2013 .............................................       400         386
 HSBC Finance Corp.,
   4.75%, Due 4/15/2010 ..................................       570         563
   5.25%, Due 1/14/2011 ..................................     2,000       2,004
 International Lease Finance Corp., 6.375%,
   Due 3/15/2009 + .......................................     1,025       1,051
 Merrill Lynch & Co., Inc.,
   6.00%, Due 2/17/2009 ..................................     1,000       1,017
   5.45%, Due 7/15/2014 ..................................       400         402
 SLM Corp., 5.45%, Due 4/25/2011 .........................       520         523
                                                                          ------
                                                                           9,740
                                                                          ------
INDUSTRIALS - 2.09%
 Abbott Laboratories, 5.60%, Due 5/15/2011 ...............       395         403
 Amgen, Inc., 4.00%, Due 11/18/2009 + ....................       415         403
 Baxter International, Inc., 5.90%, Due
   9/1/2016 ..............................................       620         639
 BHP Billiton Finance USA Ltd., 4.80%, Due
   4/15/2013 .............................................       450         437
 Bunge Ltd Finance Corp.,
   7.80%, Due 10/15/2012 .................................       400         438
   5.35%, Due 4/15/2014 ..................................       150         145
 Caterpillar, Inc., 6.05%, Due 8/15/2036 .................       350         367
 Cisco Systems, Inc.,
   5.25%, Due 2/22/2011 ..................................       950         956


                                                              PAR
                                                             AMOUNT       VALUE
                                                             -------     --------
                                                            (DOLLARS IN THOUSANDS)
   5.50%, Due 2/22/2016 ..................................   $   600     $   607
 Con-way, Inc., 8.875%, Due 5/1/2010 .....................     1,850       2,031
 CRH America, Inc., 6.00%, Due 9/30/2016 .................       315         317
 DaimlerChrysler NA Holding Corp.,
   4.75%, Due 1/15/2008 ..................................       720         713
 DaimlerChrysler NA Holding Corp.,
   7.75%, Due 1/18/2011 ..................................     1,000       1,076
   5.875%, Due 3/15/2011 .................................       450         453
 EOG Resources, Inc., 4.75%, Due 3/15/2014 ++ ............       425         410
 John Deere Capital Corp., 5.40%, Due
   4/7/2010 ..............................................       525         529
 Lockheed Martin Corp., 7.20%, Due 5/1/2036 ..............       385         462
 Martin Marietta Materials, Inc., 6.90%, Due
   8/15/2007 .............................................       200         201
 Masco Corp., 6.125%, Due 10/3/2016 ......................       310         311
 Motorola, Inc., 8.00%, Due 11/1/2011 ....................       580         647
 Nissan Motor Acceptance Corp., 5.625%,
 Due 3/14/2011 ++ ........................................       700         704
 Northrop Grumman Corp., 4.079%, Due
   11/16/2006 ............................................       850         850
 Pemex Project Funding Master
 Trust, 8.50%, Due 2/15/2008 .............................       610         633
 Schering-Plough Corp., 6.75%, Due
   12/1/2033 .............................................       790         880
 Unilever Capital Corp., 7.125%, Due
   11/1/2010 + ...........................................     2,000       2,138
 Union Pacific Corp.,
   3.875%, Due 2/15/2009 .................................       775         753
   6.50%, Due 4/15/2012 ..................................       450         475
 Weatherford International Ltd., 6.50%, Due
   8/1/2036 ..............................................       310         318
 WellPoint, Inc., 3.75%, Due 12/14/2007 ..................       490         481
 Weyerhaeuser Co., 5.95%, Due 11/1/2008 ..................       340         343
 Wyeth Corp., 5.50%, Due 2/1/2014 ........................       780         785
                                                                          ------
                                                                          19,905
                                                                          ------
INSURANCE - 0.87%
 Aegon Funding Corp., 5.75%, Due 12/15/2020 ..............       450         457
 American International Group, Inc., 6.25%,
   Due 5/1/2036 + ........................................       700         749
 ASIF Global Financing, 3.90%, Due
   10/22/2008 ++ .........................................       700         683
 The Chubb Corp., 4.934%, Due 11/16/2007 .................       880         877
 Hartford Financial Services Group,
   Inc., 5.663%, Due 11/16/2008 ..........................       730         735
 Liberty Mutual Insurance Co., 7.875%, Due
   10/15/2026 +++ ........................................     1,500       1,747
 Lincoln National Corp., 4.75%, Due
   2/15/2014 .............................................       200         191
 MetLife, Inc.,
   5.375%, Due 12/15/2012 ................................       540         545
  5.00%, Due 6/15/2015 ...................................       485         470

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

                                                              PAR
                                                             AMOUNT       VALUE
                                                             -------     --------
                                                            (DOLLARS IN THOUSANDS)
 Metropolitan Life Global Funding I, 4.625%,
    Due 8/19/2010 ++ ...................................     $   700     $   686
 Prudential Financial, Inc.,
   3.75%, Due 5/1/2008 .................................         335         328
 Prudential Financial, Inc.,
   4.50%, Due 7/15/2013 ................................         400         380
   5.10%, Due 9/20/2014 ................................         410         402
                                                                         -------
                                                                           8,250
                                                                         -------

REAL ESTATE - 0.34%
 EOP Operating Limited Partnership, 4.75%,
    Due 3/15/2014 ......................................         450         428
 Equity Residential, 5.125%, Due 3/15/2016 .............         385         374
 iStar Financial, Inc., 5.875%, Due 3/15/2016 ..........         700         698
 ProLogis Trust, 7.10%, Due 4/15/2008 ..................         470         480
 ProLogis, 5.50%, Due 4/1/2012 .........................         450         450
 Simon Property Group LP,
   6.375%, Due 11/15/2007 ..............................         400         403
   5.375%, Due 6/1/2011 ................................         450         451
                                                                         -------
                                                                           3,284
                                                                         -------
TELEPHONE - 0.81%
 America Movil S.A. de C.V., 6.375%, Due
    3/1/2035 ...........................................         895         876
 AT&T, Inc.,
   5.10%, Due 9/15/2014 ................................         485         473
 AT&T, Inc.,
   5.625%, Due 6/15/2016 ...............................         450         450
   6.80%, Due 5/15/2036 + ..............................         360         388
 Cingular Wireless Services, Inc., 8.75%, Due
    3/1/2031 ...........................................         445         583
 Deutsche Telekom AG, 8.00%, Due 6/15/2010 .............         380         415
 France Telecom SA, 7.75%, Due 3/1/2011 ................         550         604
 Nextel Communications, Inc., 6.875%, Due
    10/31/2013 .........................................         615         629
 Sprint Capital Corp.,
   6.00%, Due 1/15/2007 ................................         800         800
   8.375%, Due 3/15/2012 ...............................         450         506
 Telecom Italia S.p.A., 4.00%, Due
    11/15/2008 .........................................         580         564
 Telefonica Emisiones SAU, 5.984%, Due
    6/20/2011 ..........................................         380         388
 Telefonos de Mexico, S.A. de C.V., 5.50%,
    Due 1/27/2015 ......................................         500         487
 Verizon Global Funding Corp., 4.00%, Due
    1/15/2008 ..........................................         545         537
                                                                         -------
                                                                           7,700
                                                                         -------
TOTAL CORPORATE OBLIGATIONS                                               69,990
                                                                         -------


                                                              PAR
                                                             AMOUNT       VALUE
                                                             -------     --------
                                                            (DOLLARS IN THOUSANDS)
NON-AGENCY MORTGAGE-BACKED
OBLIGATIONS - 1.68%
 COMMERCIAL MORTGAGE-BACKED SECURITY - 0.57%
  Banc of America Commercial Mortgage,
    Inc., 2005-6, 5.001%, Due 9/10/2047 ................     $   896     $   894
  Bear Stearns Commercial Mortgage
    Securities, Inc.,
    2004-PWR5, 4.831%, Due 7/11/2042 ...................       1,015         992
    2005, 5.127%, Due 10/12/2042 .......................         630         630
  Citigroup Commercial Mortgage
    Trust, 2004-C2, 4.38%, Due 10/15/2041 ..............         760         734
  General Electric Capital Commercial
    Mortgage Corp., 2003-C2, 4.17%, Due
    7/10/2037 ..........................................         430         422
 JP Morgan Chase Commercial Mortgage
    Securities Corp.,
    2004-CBX, 4.529%, Due 11/12/2039 ...................         555         540
 JP Morgan Chase Commercial Mortgage
    Securities Corp.,
    4.655%, Due 8/15/2042 ..............................         369         366
    4.625%, Due 3/15/2046 ..............................         845         833
                                                                         -------
                                                                           5,411
                                                                         -------
 WHOLE LOAN COLLATERALIZED MORTGAGE
 OBLIGATIONS - 1.11%
  Banc of America Mortgage
    Securities, 5.25%, Due 10/25/2019 ..................       1,086       1,077
  Bear Stearns Adjustable Rate Mortgage
    Trust, 2005-11, 4.509%, Due 12/25/2035 # ...........         857         848
  Bear Stearns Commercial Mortgage
    Securities, Inc., 5.467%, Due 4/12/2038 ............         590         598
  Bear Stearns Commercial Mortgage
    Securities, 2006-PW A4, 5.54%, Due
    9/11/2041 ..........................................       1,160       1,181
  Capital One Multi-Asset Execution
    Trust, 2006 A, 5.15%, Due 6/15/2014 ................       1,450       1,462
  Chase Mortgage Finance Corp., 2006A1 A1,
    6.072%, Due 9/25/2036 # ............................       1,244       1,247
  Chase Mortgage Financial Trust, 2004-S1
    A3, 5.50%, Due 2/25/2019 ...........................          78          78
  Countrywide Home Loan, Inc., 2005-HYB8,
    5.414%, Due 12/20/2035 .............................         838         838
  JP Morgan Chase Commercial Mortgage
    Securities Corp., 4.613%, Due 10/15/2042 ...........         302         300
  Prime Mortgage Trust, 2005-2, 5.25%, Due
    7/25/2020 ..........................................       1,892       1,881
  Wells Fargo Mortgage Backed Securities
    Trust, 2006-11 A8, 6.00%, Due 9/25/2036 ............       1,081       1,080
                                                                         -------
                                                                          10,590
                                                                         -------
TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS                              16,001
                                                                         -------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

                                                              PAR
                                                             AMOUNT       VALUE
                                                            -------     --------
                                                           (DOLLARS IN THOUSANDS)
ASSET-BACKED SECURITIES - 0.44%
 OTHER ASSET-BACKED - 0.44%
  American Express Credit Account Master
    Trust, 2006-2 A, 5.35%, Due 1/15/2014 ................   $ 1,450     $ 1,474
  Capital Auto Receivables Asset
    Trust, 2006-1A, 5.32%, Due 3/20/2010++ ...............       700         702
  CarMax Auto Owner Trust, 2005-3, 4.91%,
    Due 1/18/2011 ........................................     1,000         996
  Volkswagen Auto Loan Enhanced
    Trust, 2005-1, 4.86%, Due 4/20/2012 ..................     1,000         996
                                                                         -------
 TOTAL ASSET-BACKED SECURITIES ...........................                 4,168
                                                                         -------
U.S. AGENCY MORTGAGE-BACKED
OBLIGATIONS - 8.64%
 FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.05%
    6.50%, Due 3/1/2008 ..................................       237         237
    5.50%, Due 8/1/2017 ..................................        78          78
    5.50%, Due 9/1/2017 ..................................       401         402
    5.00%, Due 3/1/2018 ..................................       945         932
    5.00%, Due 6/1/2018 ..................................       511         504
    5.50%, Due 6/1/2018 ..................................       169         170
    5.50%, Due 10/1/2018 .................................     1,468       1,472
    5.00%, Due 2/1/2019 ..................................       560         552
    4.50%, Due 3/1/2019 ..................................     1,070       1,036
    5.00%, Due 10/1/2020 .................................     1,530       1,506
    5.50%, Due 5/1/2021 ..................................       919         920
    5.00%, Due 9/1/2021 ..................................       392         386
    5.50%, Due 9/1/2021 ..................................       493         494
    6.50%, Due 5/1/2029 ..................................        72          74
    6.50%, Due 6/1/2029 ..................................        14          14
    6.50%, Due 7/1/2029 ..................................       246         253
    6.00%, Due 8/1/2029 ..................................       127         128
    5.00%, Due 8/1/2033 ..................................     1,901       1,841
    5.50%, Due 2/1/2034 ..................................     3,207       3,178
    5.00%, Due 3/1/2034 ..................................     1,492       1,445
    6.00%, Due 6/1/2034 ..................................     1,187       1,196
    6.00%, Due 8/1/2034 ..................................     1,069       1,077
    5.50%, Due 10/1/2034 .................................     1,085       1,075
    5.50%, Due 1/1/2035 ..................................       934         926
    5.50%, Due 6/1/2035 ..................................     3,869       3,829
    5.00%, Due 8/1/2035 ..................................     1,310       1,266
    5.00%, Due 9/1/2035 ..................................     1,871       1,808
    6.00%, Due 9/1/2036 ..................................     2,283       2,298
                                                                         -------
                                                                          29,097
                                                                         -------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.44%
    Pool # 488099, 5.50%, Due 2/1/2014 ...................       266         268
    Pool # 323789, 6.00%, Due 6/1/2014 ...................       196         199
    Pool # 535846, 6.00%, Due 4/1/2016 ...................       477         485
    Pool # 254545, 5.00%, Due 12/1/2017 ..................     1,153       1,138
    Pool # 555549, 5.00%, Due 6/1/2018 ...................     2,384       2,353


                                                              PAR
                                                             AMOUNT       VALUE
                                                             -------     --------
                                                            (DOLLARS IN THOUSANDS)
   Pool # 254865, 4.50%, Due 9/1/2018 ....................   $ 1,775     $ 1,721
   Pool # 747844, 5.50%, Due 12/1/2018 ...................       107         108
   Pool # 761337, 5.00%, Due 4/1/2019 ....................       305         301
   Pool # 811328, 5.00%, Due 2/1/2020 ....................     3,417       3,366
   Pool # 837219, 4.00%, Due 8/1/2020 ....................     1,264       1,197
   Pool # 745562, 5.50%, Due 4/1/2021 ....................     1,457       1,460
   Pool # 252211, 6.00%, Due 1/1/2029 ....................       651         659
   Pool # 555531, 5.50%, Due 6/1/2033 ....................       561         556
   Pool # 555880, 5.50%, Due 11/1/2033 ...................     1,464       1,451
   Pool # 725238, 5.00%, Due 3/1/2034 ....................     1,974       1,911
   Pool # 255225, 5.50%, Due 6/1/2034 ....................       627         621
   Pool # 793062, 5.00%, Due 8/1/2034 # ..................       229         228
   Pool # 800422, 5.023%, Due 8/1/2034 # .................       743         731
   Pool # 725866, 4.50%, Due 9/1/2034 ....................     1,098       1,032
   Pool # 815762, 6.50%, Due 3/1/2035 ....................       329         336
   Pool # 828377, 5.50%, Due 6/1/2035 ....................     1,937       1,915
   Pool # 835760, 4.50%, Due 9/1/2035 ....................       971         911
   Pool # 844809, 5.00%, Due 11/1/2035 ...................       955         922
   Pool # 849299, 5.50%, Due 1/1/2036 ....................     1,824       1,804
   Pool # 866593, 5.50%, Due 1/1/2036 ....................     2,479       2,451
   Pool # 256101, 5.50%, Due 2/1/2036 ....................     1,179       1,166
   Pool # 745418, 5.50%, Due 4/1/2036 ....................     1,912       1,891
   Pool # 872306, 6.50%, Due 5/1/2036 ....................       890         907
   Pool # 872317, 6.50%, Due 5/1/2036 ....................     1,616       1,647
   Pool # 884032, 6.50%, Due 5/1/2036 ....................       697         710
   Pool # 256369, 6.00%, Due 8/1/2036 ....................     1,056       1,063
   Pool # 886371, 6.00%, Due 8/1/2036 ....................     3,876       3,900
   Pool # 886395, 6.00%, Due 8/1/2036 ....................       687         691
   Pool # 893523, 6.00%, Due 9/1/2036 ....................       273         274
   Pool # 893688, 6.00%, Due 10/1/2036 ...................     1,686       1,696
   Pool # 831806, 6.50%, Due 10/1/2036 ...................       260         265
                                                                         -------
                                                                          42,334
                                                                         -------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.15%
   Pool # 780400, 7.00%, Due 12/15/2025 ..................       411         426
   2006-9 A, 4.201%, Due 8/16/2026 .......................       858         839
   Pool # 780615, 6.50%, Due 8/15/2027 ...................       192         198
   Pool # 780651, 7.00%, Due 10/15/2027 ..................       206         213
   Pool # 780680, 6.50%, Due 11/15/2027 ..................       505         520
   Pool # 780747, 6.50%, Due 3/15/2028 ...................       188         194
   Pool # 780788, 6.50%, Due 4/15/2028 ...................       177         183
   Pool # 780936, 7.50%, Due 12/15/2028 ..................       389         407
   Pool # 781035, 6.50%, Due 5/15/2029 ...................       176         182
   Pool # 781273, 6.00%, Due 4/15/2031 ...................       289         293
   Pool # 781288, 6.50%, Due 5/15/2031 ...................       305         314
   Pool # 781564, 6.00%, Due 2/15/2033 ...................       845         858
   Pool # 781589, 5.50%, Due 4/15/2033 ...................     1,549       1,544
   Pool # 781603, 5.00%, Due 5/15/2033 ...................       712         696
   Pool # 781636, 5.50%, Due 7/15/2033 ...................     1,291       1,287
   Pool # 781690, 6.00%, Due 12/15/2033 ..................     1,055       1,071

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

                                                                PAR
                                                               AMOUNT           VALUE
                                                            -------------     ---------
                                                               (DOLLARS IN THOUSANDS)
   Pool # 003515, 5.50%, Due 2/20/2034 ................     $       1,696     $   1,685
                                                                              ---------
                                                                                 10,910
                                                                              ---------
 TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS                                   82,341
                                                                              ---------

U.S. AGENCY OBLIGATIONS - 6.42%
 FEDERAL HOME LOAN BANK - 0.24%
   5.00%, Due 10/16/2009 ..............................             2,280         2,277
                                                                              ---------
 FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.96%
   5.25%, Due 2/24/2011 ...............................             2,860         2,867
   5.625%, Due 3/15/2011 + ............................             1,000         1,029
   5.875%, Due 3/21/2011 + ............................               610           629
   4.50%, Due 1/15/2015 + .............................            34,290        33,253
                                                                              ---------
                                                                                 37,778
                                                                              ---------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.22%
   4.375%, Due 9/7/2007 ...............................             5,000         4,964
   4.375%, Due 9/15/2012 + ............................             1,450         1,412
   5.125%, Due 1/2/2014 + .............................               820           818
   6.25%, Due 5/15/2029 + .............................            12,200        13,987
                                                                              ---------
                                                                                 21,181
                                                                              ---------
 TOTAL U.S. AGENCY OBLIGATIONS                                                   61,236
                                                                              ---------
U.S. TREASURY OBLIGATIONS - 10.65%
 U.S. TREASURY BONDS - 5.41%
   9.125%, Due 5/15/2018 + ............................             1,750         2,434
   7.875%, Due 2/15/2021 + ............................               500           658
   6.25%, Due 8/15/2023 + .............................               650           757
   6.875%, Due 8/15/2025 + ............................             1,580         1,979
   6.50%, Due 11/15/2026 + ............................             4,615         5,611
   5.25%, Due 11/15/2028 + ............................             1,000         1,063
   5.25%, Due 2/15/2029 + .............................            30,585        32,492
   6.25%, Due 5/15/2030 + .............................             2,050         2,475
   4.50%, Due 2/15/2036 + .............................             4,210         4,063
                                                                              ---------
                                                                                 51,532
                                                                              ---------
 U.S. TREASURY NOTES - 5.24%
   4.875%, Due 5/31/2008 + ............................             6,080         6,090
   4.875%, Due 8/15/2009 + ............................             2,115         2,129
   3.50%, Due 11/15/2009 + ............................             5,850         5,668
   3.875%, Due 5/15/2010 + ............................             5,000         4,886
   4.25%, Due 1/15/2011 + .............................             4,500         4,443
   4.875%, Due 4/30/2011 + ............................             1,000         1,012
   4.875%, Due 7/31/2011 + ............................             5,930         6,004
   4.375%, Due 8/15/2012 + ............................             3,500         3,468
   4.75%, Due 5/15/2014 + .............................             3,350         3,383
   4.125%, Due 5/15/2015 + ............................             3,000         2,901



                                                                PAR
                                                               AMOUNT           VALUE
                                                            -------------     ---------
                                                               (DOLLARS IN THOUSANDS)

   4.875%, Due 8/15/2016 + ............................     $       9,775     $   9,978
                                                                              ---------
                                                                                 49,962
                                                                              ---------
 TOTAL U.S. TREASURY OBLIGATIONS                                                101,494
                                                                              ---------

                                                               SHARES
                                                            -------------
SHORT TERM INVESTMENTS - 7.33%
 American Beacon Money Market Select
   Fund ss ............................................        64,378,562        64,379

                                                                PAR
                                                               AMOUNT
                                                            -------------
 U.S. Treasury Bill,
   4.90%, Due 12/7/2006 * .............................     $       5,490         5,463
                                                                              ---------
TOTAL SHORT TERM INVESTMENTS                                                     69,842
                                                                              ---------
                                                               SHARES
                                                            -------------
SECURITIES LENDING COLLATERAL - 19.95%
 American Beacon Cash Plus Trust ss ...................       130,889,021       130,889
 American Beacon Money Market Select
   Fund ss ............................................        59,321,564        59,322
                                                                              ---------
 TOTAL SECURITIES LENDING COLLATERAL                                            190,211
                                                                              ---------
TOTAL INVESTMENTS 120.72% - (COST $1,012,151)                                 1,150,830
LIABILITIES, NET OF OTHER ASSETS - (20.72%)                                    (197,511)
                                                                              ---------
TOTAL NET ASSETS - 100.00%                                                    $ 953,319
                                                                              =========


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

    Percentages are stated as a percent of net assets.

^   Non-income producing security.

+   All or a portion of this security is on loan at October 31, 2006.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,137 or 0.64% of net assets. The Fund has no right to demand registration of these securities.

# The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

ss. The Fund/Trust is affiliated by having the same investment advisor.

* At October 31, 2006, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
 (DOLLARS IN THOUSANDS)


                                                                          UNREALIZED
                           NUMBER OF       EXPIRATION       MARKET       APPRECIATION/
                           CONTRACTS         DATE            VALUE      (DEPRECIATION)
                           ---------       ----------      ---------    --------------
Emini S&P 500 Index .....      979          Dec 2006       $  67,708      $   2,643
                                                           =========      =========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2006
--------------------------------------------------------------------------------

                                                            SHARES       VALUE
                                                           --------    ----------
                                                           (DOLLARS IN THOUSANDS)
COMMON STOCKS - 93.55%
CONSUMER DISCRETIONARY - 15.18%
 AUTOMOBILES - 0.97%
  Harley-Davidson, Inc. + ...........................        11,600     $     796
                                                                        ---------

 HOTELS, RESTAURANTS & LEISURE - 2.66%
  Choice Hotels International, Inc. .................         6,600           277
  Marriott International, Inc. ......................         1,900            79
  McDonald's Corp. ..................................        18,383           771
  Starbucks Corp. ^ .................................        14,100           532
  Wyndham Worldwide Corp. ^ .........................        17,800           525
                                                                        ---------
                                                                            2,184
                                                                        ---------

 HOUSEHOLD DURABLES - 0.10%
  American Greetings Corp. ..........................         2,300            55
  Furniture Brands International, Inc. + ............         1,400            26
                                                                        ---------
                                                                               81
                                                                        ---------

 MEDIA - 3.99%
  CBS Corp. .........................................        25,345           734
  The DIRECTV Group, Inc. ^ .........................         6,900           154
  Liberty Media Holding Corp. ^ .....................           800            71
  The McGraw-Hill Companies, Inc. ...................         5,500           353
  Omnicom Group, Inc. ...............................         7,900           801
  Time Warner, Inc. .................................        42,300           846
  The Walt Disney Company Ltd. ......................        10,300           324
                                                                        ---------
                                                                            3,283
                                                                        ---------

 MULTILINE RETAIL - 3.19%
  Costco Wholesale Corp. ............................         5,500           294
  Kohl's Corp. ^ ....................................        10,800           762
  Nordstrom, Inc. ...................................        16,700           791
  Wal-Mart Stores, Inc. .............................        15,750           776
                                                                        ---------
                                                                            2,623
                                                                        ---------

 SPECIALTY RETAIL - 3.10%
  American Eagle Outfitters, Inc. ...................         1,700            78
  AnnTaylor Stores Corp. ^ ..........................        18,235           803
  AutoNation, Inc. ^ + ..............................         7,601           152
  Circuit City Stores, Inc. + .......................        29,160           787
  Office Depot, Inc. ^ ..............................        17,300           726
                                                                        ---------
                                                                            2,546
                                                                        ---------

 TEXTILES & APPAREL - 1.17%
  Jones Apparel Group, Inc. + .......................         6,200           207
  Nike, Inc. ........................................         8,200           754
                                                                        ---------
                                                                              961
                                                                        ---------
 TOTAL CONSUMER DISCRETIONARY                                              12,474
                                                                        ---------

CONSUMER STAPLES - 6.44%
 BEVERAGES - 1.93%
  The Coca-Cola Co. .................................        17,400           813

                                                            SHARES       VALUE
                                                           --------    ----------
                                                           (DOLLARS IN THOUSANDS)
  PepsiCo, Inc. .....................................        12,200     $     774
                                                                        ---------
                                                                            1,587
                                                                        ---------

 FOOD & DRUG RETAILING - 1.55%
  CVS Corp. .........................................        39,361         1,235
  The Kroger Co. ^ ..................................         1,600            36
                                                                        ---------
                                                                            1,271
                                                                        ---------

 FOOD PRODUCTS - 1.10%
  Archer-Daniels-Midland Co. ........................        21,600           832
  Corn Products Internatiional, Inc. ................         2,000            72
                                                                        ---------
                                                                              904
                                                                        ---------

 HOUSEHOLD PRODUCTS - 0.99%
  Colgate-Palmolive Co. .............................        12,750           816
                                                                        ---------

 TOBACCO - 0.87%
  UST, Inc. + .......................................        13,300           712
                                                                        ---------
 TOTAL CONSUMER STAPLES                                                     5,290
                                                                        ---------

ENERGY - 3.24%
 ENERGY EQUIPMENT & SERVICES - 0.95%
  Dresser-Rand Group, Inc. ^ ........................         1,800            39
  Halliburton Co. ...................................        22,903           741
                                                                        ---------
                                                                              780
                                                                        ---------

 OIL & GAS - 2.29%
  EOG Resources, Inc. ...............................           500            33
  Exxon Mobil Corp. .................................         5,800           414
  Holly Corp. .......................................         4,700           223
  Sunoco, Inc. + ....................................         5,500           364
  XTO Energy, Inc. ..................................        18,100           845
                                                                        ---------
                                                                            1,879
                                                                        ---------
 TOTAL ENERGY                                                               2,659
                                                                        ---------

FINANCIALS - 8.85%
 BANKS - 1.05%
  Hudson City Bancorp, Inc. + .......................         6,900            95
  Wells Fargo & Co. .................................        21,100           766
                                                                        ---------
                                                                              861
                                                                        ---------

 DIVERSIFIED FINANCIALS - 3.13%
  AmeriCredit Corp. ^ + .............................         5,600           143
  Franklin Resources, Inc. ..........................         6,900           786
  JP Morgan Chase & Co. .............................           900            43
  Merrill Lynch & Co., Inc. .........................         2,800           245
  SEI Investments Co. ...............................         3,700           208
  T Rowe Price Group, Inc. ..........................        19,500           923
  The Western Union Co. ^ ...........................        10,200           225
                                                                        ---------
                                                                            2,573
                                                                        ---------

 INSURANCE - 3.62%
  American International Group, Inc. ................        10,900           732



                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

                                                            SHARES       VALUE
                                                           --------    ----------
                                                           (DOLLARS IN THOUSANDS)
  Loews Corp. .......................................        20,100     $     782
  MBIA, Inc. + ......................................        10,995           682
  The Progressive Corp. .............................        29,100           704
  Radian Group, Inc. ................................           700            37
  W. R. Berkley Corp. ...............................         1,000            37
                                                                        ---------
                                                                            2,974
                                                                        ---------

 REAL ESTATE - 1.05%
  Jones Lang LaSalle, Inc. ..........................         5,800           533
  SL Green Realty Corp. .............................         2,700           327
                                                                        ---------
                                                                              860
                                                                        ---------
 TOTAL FINANCIALS ...................................                       7,268
                                                                        ---------

HEALTH CARE - 17.25%
 BIOTECHNOLOGY - 3.37%
  Amgen, Inc. ^ .....................................        23,100         1,753
  Celgene Corp. ^ + .................................         6,600           353
  Genentech, Inc. ^ .................................         5,200           433
  Idexx Laboratories, Inc. ^ ........................         2,700           225
                                                                        ---------
                                                                            2,764
                                                                        ---------

 HEALTH CARE EQUIPMENT & SUPPLIES - 1.77%
  Applera Corp - Applied Biosystems Group ...........         9,200           343
  Becton, Dickinson and Co. .........................        14,500         1,015
  Boston Scientific Corp. ^ .........................         3,700            59
  Dade Behring Holdings, Inc. .......................           900            33
                                                                        ---------
                                                                            1,450
                                                                        ---------

 HEALTH CARE PROVIDERS & SERVICES - 4.82%
  AmerisourceBergen Corp. ...........................        16,500           779
  Express Scripts, Inc. ^ ...........................         4,000           255
  Humana, Inc. ^ ....................................        10,300           618
  McKesson Corp. ....................................        15,100           756
  UnitedHealth Group, Inc. ..........................        16,300           795
  WellPoint, Inc. ^ .................................         9,950           760
                                                                        ---------
                                                                            3,963
                                                                        ---------

 PHARMACEUTICALS - 7.29%
  Eli Lilly & Co. ...................................        12,700           711
  Johnson & Johnson .................................        32,900         2,217
  Merck & Co., Inc. .................................        34,400         1,562
  Pfizer, Inc. ......................................        29,100           776
  Wyeth .............................................        14,200           725
                                                                        ---------
                                                                            5,991
                                                                        ---------
 TOTAL HEALTH CARE                                                         14,168
                                                                        ---------

INDUSTRIALS - 14.72%
 AEROSPACE & DEFENSE - 3.95%
  The Boeing Co. ....................................        20,700         1,653
  Northrop Grumman Corp. ............................        11,400           757
  Raytheon Co. ......................................         1,700            85

                                                            SHARES       VALUE
                                                           --------    ----------
                                                           (DOLLARS IN THOUSANDS)
  United Technologies Corp. .........................        11,400     $     749
                                                                        ---------
                                                                            3,244
                                                                        ---------

 AIR FREIGHT & COURIERS - 0.93%
  FedEx Corp. + .....................................         6,700           767
                                                                        ---------

 BUILDING PRODUCTS - 0.04%
  Crane Co. ^ .......................................           900            35
                                                                        ---------

 COMMERCIAL SERVICES & SUPPLIES - 1.72%
  Manpower, Inc. ....................................         9,200           623
  Waste Management, Inc. ............................        21,100           791
                                                                        ---------
                                                                            1,414
                                                                        ---------

 ELECTRICAL EQUIPMENT - 0.91%
  Emerson Electric Co. ..............................         8,900           751
                                                                        ---------

 INDUSTRIAL CONGLOMERATES - 3.02%
  3M Co. ............................................         9,700           765
  General Electric Co. ..............................        48,800         1,713
                                                                        ---------
                                                                            2,478
                                                                        ---------

 MACHINERY - 2.49%
  AGCO Corp. ^ ......................................         7,700           206
  Caterpillar, Inc. .................................        14,100           856
  Illinois Tool Works, Inc. .........................        16,100           772
  SPX Corp. .........................................         3,700           213
                                                                        ---------
                                                                            2,047
                                                                        ---------

 MARINE - 0.53%
  Overseas Shipholding Group, Inc. ..................         6,900           432
                                                                        ---------

 ROAD & RAIL - 1.13%
  CSX Corp. .........................................        11,500           410
  Norfolk Southern Corp. ............................         6,900           363
  Union Pacific Corp. ...............................         1,700           154
                                                                        ---------
                                                                              927
                                                                        ---------
 TOTAL INDUSTRIALS                                                         12,095
                                                                        ---------

INFORMATION TECHNOLOGY - 21.08%
 COMMERCIAL SERVICES & SUPPLIES - 0.30%
  First Data Corp. ..................................        10,200           247
                                                                        ---------

 COMMUNICATIONS EQUIPMENT - 4.62%
  Cisco Systems, Inc. ^ .............................        97,902         2,362
  Motorola, Inc. ....................................        32,500           750
  Qualcomm, Inc. ....................................        18,800           684
                                                                        ---------
                                                                            3,796
                                                                        ---------

 COMPUTERS & PERIPHERALS - 4.73%
  Hewlett-Packard Co. ...............................        30,100         1,166
  International Business Machines Corp. .............         8,800           813
  Lexmark International, Inc. ^ .....................        13,600           865



                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

                                                            SHARES       VALUE
                                                           --------    ----------
                                                           (DOLLARS IN THOUSANDS)
  NVIDIA Corp. ^ ....................................        23,900     $     833
  Western Digital Corp. ^ ...........................        11,400           208
                                                                        ---------
                                                                            3,885
                                                                        ---------

 ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.09%
  Waters Corp. ^ ....................................         1,400            70
                                                                        ---------

 INTERNET SOFTWARE & SERVICES - 1.54%
  Google, Inc. ^ ....................................         2,650         1,262
                                                                        ---------

 IT CONSULTING & SERVICES - 0.65%
  Computer Sciences Corp. ^ + .......................        10,100           534
                                                                        ---------

 SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.06%
  Applied Materials, Inc. ...........................        42,200           734
  Atmel Corp. ^ .....................................        18,800           108
  Freescale Semiconductor, Inc. ^ ...................         1,000            39
  Lam Research Corp. ^ ..............................        17,200           851
  Micron Technology, Inc. ^ .........................        52,600           760
  Texas Instruments, Inc. ...........................        55,300         1,669
                                                                        ---------
                                                                            4,161
                                                                        ---------

 SOFTWARE - 4.09%
  Cadence Design Systems, Inc. ^ ....................        32,800           586
  Intuit, Inc. ^ ....................................         1,100            39
  Microsoft Corp. ...................................        49,200         1,412
  Oracle Corp. ^ ....................................        42,600           787
  Synopsys, Inc. ^ ..................................        23,800           536
                                                                        ---------
                                                                            3,360
                                                                        ---------
 TOTAL INFORMATION TECHNOLOGY                                              17,315
                                                                        ---------

MATERIALS - 4.54%
 CHEMICALS - 2.01%
  Monsanto Co. ......................................        19,700           871
  Praxair, Inc. .....................................        12,950           780
                                                                        ---------
                                                                            1,651
                                                                        ---------

 METALS & MINING - 2.53%
  Freeport-McMoRan Copper & Gold, Inc. ..............        14,000           847
  Newmont Mining Corp. ..............................         1,300            59
  Nucor Corp. .......................................        15,100           882
  Southern Copper Corp. ^ + .........................         5,700           293
                                                                        ---------
                                                                            2,081
                                                                        ---------
 TOTAL MATERIALS                                                            3,732
                                                                        ---------

TELECOMMUNICATION SERVICES - 1.12%
 DIVERSIFIED TELECOMMUNICATION - 0.99%
  AT&T, Inc. ........................................        22,000           754
  Sprint Nextel Corp. ...............................         3,500            65
                                                                        ---------
                                                                              819
                                                                        ---------

                                                            SHARES       VALUE
                                                           --------    ----------
                                                           (DOLLARS IN THOUSANDS)
 WIRELESS TELECOMMUNICATION SERVICES - 0.13%
  Leap Wireless International, Inc. ^ + .............         1,900     $     105
                                                                        ---------
 TOTAL TELECOMMUNICATION SERVICES                                             924
                                                                        ---------

UTILITIES - 1.13%
 ELECTRIC UTILITIES - 1.13%
  TXU Corp. .........................................        14,700           928
                                                                        ---------
 TOTAL COMMON STOCKS                                                       76,853
                                                                        ---------

SHORT TERM INVESTMENTS - 6.08%
  American Beacon Money Market Select
   Fund ++ ..........................................     4,782,480         4,783

                                                            PAR
                                                           AMOUNT
                                                         ----------
  U.S. Treasury Bill,
   4.90%, Due 12/7/2006 # ...........................    $      215           214
                                                                        ---------
 TOTAL SHORT TERM INVESTMENTS                                               4,997
                                                                        ---------

                                                           SHARES
                                                         ----------
SECURITIES LENDING COLLATERAL -
 6.68%
  American Beacon Cash Plus Trust ++ ................     3,777,772         3,778
  American Beacon Money Market Select
  Fund ++ ...........................................     1,712,163         1,712
                                                                        ---------
 TOTAL SECURITIES LENDING COLLATERAL                                        5,490
                                                                        ---------
TOTAL INVESTMENTS 106.31% - (COST $79,959)                                 87,340
LIABILITIES, NET OF OTHER ASSETS - (6.31%)                                 (5,188)
                                                                        ---------
TOTAL NET ASSETS - 100.00%                                              $  82,152
                                                                        =========


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------
     Percentages are stated as a percent of net assets.

^    Non-income producing security.

+    All or a portion of this security is on loan at October 31, 2006.

++   The Fund/Trust is affiliated by having the same investment advisor.

# At October 31, 2006, security pledged as collateral for open futures contracts.


FUTURES CONTRACTS
 (DOLLARS IN THOUSANDS)

                                                                        UNREALIZED
                            NUMBER OF     EXPIRATION      MARKET       APPRECIATION/
                            CONTRACTS        DATE         VALUE       (DEPRECIATION)
                            ---------     ----------      ------      --------------
Emini S&P 500 Index ......     72          Dec 2006      $  4,980        $    54
                                                         ========        =======



                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2006
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                  ------------      ------------
                                                      (DOLLARS IN THOUSANDS)
COMMON STOCKS - 82.17%
CONSUMER DISCRETIONARY - 18.83%
 AUTO COMPONENTS - 4.09%
   Advance Auto Parts, Inc. .................           43,800      $      1,534
   Lear Corp. + .............................           39,250             1,186
   Magna International, Inc. ................           16,675             1,247
                                                                    ------------
                                                                           3,967
                                                                    ------------
 AUTOMOBILES - 0.63%
  Winnebago Industries, Inc. + ..............           18,200               606
                                                                    ------------
 HOTELS, RESTAURANTS & LEISURE - 1.33%
  Royal Caribbean Cruises Ltd. + ............           31,700             1,284
                                                                    ------------
 HOUSEHOLD DURABLES - 4.23%
  The Stanley Works .........................           28,100             1,339
  Whirlpool Corp. + .........................           31,775             2,762
                                                                    ------------
                                                                           4,101
                                                                    ------------
 LEISURE EQUIPMENT & PRODUCTS - 1.96%
  Hasbro, Inc. + ............................           53,500             1,387
  Mattel, Inc. ..............................           22,600               511
                                                                    ------------
                                                                           1,898
                                                                    ------------
 MULTILINE RETAIL - 1.50%
  Family Dollar Stores, Inc. ................           49,500             1,458
                                                                    ------------
 SPECIALTY RETAIL - 5.09%
  AutoZone Inc. ^ ...........................           11,775             1,319
  Rent-A-Center, Inc. ^ .....................           41,550             1,195
  The Sherwin-Williams Co. ..................           19,700             1,167
  The TJX Companies, Inc. ...................           43,425             1,257
                                                                    ------------
                                                                           4,938
                                                                    ------------
 TOTAL CONSUMER DISCRETIONARY                                             18,252
                                                                    ------------

CONSUMER STAPLES - 4.11%
 FOOD PRODUCTS - 1.30%
  Del Monte Foods Co. .......................          116,475             1,256
                                                                    ------------
 PERSONAL PRODUCTS - 0.42%
  NBTY, Inc. ^ ..............................           14,550               405
                                                                    ------------
 TOBACCO - 2.39%
  Loews Corp. - Carolina Group ..............           30,900             1,787
  UST, Inc. + ...............................            9,900               530
                                                                    ------------
                                                                           2,317
                                                                    ------------
 TOTAL CONSUMER STAPLES                                                    3,978
                                                                    ------------

                                                     SHARES             VALUE
                                                  ------------      ------------
                                                      (DOLLARS IN THOUSANDS)
ENERGY - 1.69%
  OIL & GAS - 1.69%
   El Paso Corp. + ..........................           32,000      $        438
   Murphy Oil Corp. .........................           25,500             1,203
                                                                    ------------
  TOTAL ENERGY                                                             1,641
                                                                    ------------
FINANCIALS - 23.58%
 BANKS - 4.75%
  Comerica, Inc. ............................           21,375             1,244
  New York Community Bancorp, Inc. + ........           41,400               677
  Peoples Bank + ............................           27,250             1,109
  Popular, Inc. + ...........................           41,750               760
  The South Financial Group, Inc. + .........           30,800               817
                                                                    ------------
                                                                           4,607
                                                                    ------------
 FINANCIAL - 0.84%
  The First Marblehead Corp + ...............           12,100               816
                                                                    ------------
 INSURANCE - 14.56%
  AON Corp. .................................           17,275               601
  Axis Capital Holdings Ltd. ................           30,500             1,002
  Delphi Financial Group, Inc. ..............           11,225               441
  The First American Corp. ..................           38,325             1,565
  IPC Holdings Ltd. + .......................           26,675               801
  Old Republic International Corp. ..........           54,962             1,238
  Protective Life Corp. .....................           29,900             1,323
  Radian Group, Inc. ........................           21,000             1,119
  RenaissanceRe Holdings Ltd. ...............           21,900             1,191
  Torchmark Corp. + .........................           25,725             1,587
  Willis Group Holdings Ltd. + ..............           37,000             1,407
  XL Capital Ltd. ...........................           25,975             1,833
                                                                    ------------
                                                                          14,108
                                                                    ------------
 REAL ESTATE - 3.43%
  American Financial Realty Trust + .........           81,800               955
  American Home Mortgage Investment Corp. + ..          34,900             1,192
  Annaly Capital Management, Inc. ...........           32,600               428
  First Industrial Realty Trust, Inc. + .....           16,300               749
                                                                    ------------
                                                                           3,324
                                                                    ------------
  TOTAL FINANCIALS                                                        22,855
                                                                    ------------
HEALTH CARE - 9.60%
  BIOTECHNOLOGY - 0.75%
   Charles River Laboratories International,
     Inc. ^ + ...............................           16,975               729
                                                                    ------------
 HEALTH CARE EQUIPMENT & SUPPLIES - 2.40%
  Hillenbrand Industries, Inc. ..............           25,275             1,483
  IMS Health, Inc. + ........................           30,175               840
                                                                    ------------
                                                                           2,323
                                                                    ------------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

                                                     SHARES             VALUE
                                                  ------------      ------------
                                                      (DOLLARS IN THOUSANDS)
 HEALTH CARE PROVIDERS & SERVIC - 0.96%
  HealthSouth Corp. ^ + .....................           38,480      $        933
                                                                    ------------
 HEALTH CARE PROVIDERS & SERVICES - 4.71%
  AmerisourceBergen Corp. ...................           26,925             1,271
  Coventry Health Care, Inc. ^ ..............           25,900             1,216
  Omnicare, Inc. + ..........................           24,000               909
  Triad Hospitals, Inc. ^ ...................           31,600             1,170
                                                                    ------------
                                                                           4,566
                                                                    ------------

 PHARMACEUTICALS - 0.78%
  Valeant Pharmaceuticals International + ...           40,200               751
                                                                    ------------
 TOTAL HEALTH CARE ..........................                              9,302
                                                                    ------------
INDUSTRIALS - 10.02%
 AEROSPACE & DEFENSE - 1.33%
  Goodrich Corp. ............................           29,200             1,288
                                                                    ------------

 AIR FREIGHT & COURIERS - 1.22%
  Ryder System, Inc. ........................           22,400             1,179
                                                                    ------------

 COMMERCIAL SERVICES & SUPPLIES - 1.54%
  Mastercard, Inc. + ........................            8,900               660
  United Stationers, Inc. ^ .................           17,450               833
                                                                    ------------
                                                                           1,493
                                                                    ------------

 ELECTRICAL EQUIPMENT - 1.79%
  American Power Conversion Corp. ...........           57,400             1,735
                                                                    ------------

 INDUSTRIAL CONGLOMERATES - 1.49%
  Reynolds American, Inc. + .................           22,900             1,446
                                                                    ------------

 MACHINERY - 1.90%
  ITT Industries, Inc. ......................           17,700               963
  Kennametal, Inc. ..........................           14,325               884
                                                                    ------------
                                                                           1,847
                                                                    ------------

 TRADING COMPANIES & DISTRIBUTORS - 0.75%
  Genuine Parts Co. .........................           16,000               728
                                                                    ------------
 TOTAL INDUSTRIALS                                                         9,716
                                                                    ------------

INFORMATION TECHNOLOGY - 6.30%
 COMMUNICATIONS EQUIPMENT - 1.74%
  Lucent Technologies, Inc. ^ + .............          693,525             1,685
                                                                    ------------

 ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.47%
  Tech Data Corp. ^ .........................           36,135             1,422
                                                                    ------------

 IT CONSULTING & SERVICES - 1.34%
  Affiliated Computer Services, Inc. ^ ......           16,425               878


                                                     SHARES             VALUE
                                                  ------------      ------------
                                                      (DOLLARS IN THOUSANDS)
  Computer Sciences Corp. ^ + ...............            8,075      $        427
                                                                    ------------
                                                                           1,305
                                                                    ------------

 SOFTWARE - 1.75%
  CA, Inc. + ................................           68,500             1,696
                                                                    ------------

 TOTAL INFORMATION TECHNOLOGY ...............                              6,108
                                                                    ------------

MATERIALS - 0.57%
 CHEMICALS - 0.57%
  FMC Corp. .................................            8,050               552
                                                                    ------------

UTILITIES - 7.47%
 ELECTRIC UTILITIES - 5.28%
  CenterPoint Energy, Inc. + ................           42,400               656
  Pinnacle West Capital Corp. + .............           28,700             1,372
  Wisconsin Energy Corp. ....................           37,625             1,729
  Xcel Energy, Inc. .........................           61,800             1,364
                                                                    ------------
                                                                           5,121
                                                                    ------------

 GAS UTILITIES - 2.19%
  MDU Resources Group, Inc. .................           41,850             1,075
  Sempra Energy .............................           19,750             1,047
                                                                    ------------
                                                                           2,122
                                                                    ------------
 TOTAL UTILITIES                                                           7,243
                                                                    ------------
 TOTAL COMMON STOCKS                                                      79,647
                                                                    ------------
SHORT TERM INVESTMENTS - 17.38%
  American Beacon Money Market Select
   Fund++ ...................................       15,620,227            15,621



                                                     PAR
                                                    AMOUNT
                                                  ------------
  U.S. Treasury Bill,
   4.815%, Due 12/7/2006 # ..................     $      1,235             1,229
                                                                    ------------
  TOTAL SHORT TERM INVESTMENTS                                            16,850
                                                                    ------------

                                                     SHARES
                                                  ------------
SECURITIES LENDING COLLATERAL - 17.25%
  American Beacon Cash Plus Trust++ .........       11,502,802            11,503
  American Beacon Money Market Select
   Fund++ ...................................        5,213,304             5,213
                                                                    ------------
 TOTAL SECURITIES LENDING COLLATERAL ........                             16,716
                                                                    ------------
TOTAL INVESTMENTS 116.80% - (COST $107,753) .                            113,213
                                                                    ------------
LIABILITIES, NET OF OTHER ASSETS - (16.80%) .                            (16,287)
                                                                    ------------
TOTAL NET ASSETS - 100.00% ..................                       $     96,926
                                                                    ============


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006

     Percentages are stated as a percent of net assets.

^    Non-income producing security.

+    All or a portion of this security is on loan at October 31, 2006.

++   The Fund/Trust is affiliated by having the same investment advisor.

# At October 31, 2006, security pledged as collateral for open futures contracts.

 FUTURES CONTRACTS
 (DOLLARS IN THOUSANDS)

                                                                                                    UNREALIZED
                                                   NUMBER OF       EXPIRATION          MARKET      APPRECIATION/
                                                   CONTRACTS          DATE             VALUE       (DEPRECIATION)
                                                   ---------       ----------         -------      --------------
Emini S&P 400 Index .........................        213            Dec 2006          $16,799           $512
                                                                                      =======           ====



--------------------------------------------------------------------------------
                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2006
--------------------------------------------------------------------------------


                                                    SHARES        VALUE
                                                   ---------    ---------
                                                   (DOLLARS IN THOUSANDS)
COMMON STOCKS - 97.82%
CONSUMER DISCRETIONARY - 15.49%
 HOTELS, RESTAURANTS & LEISURE - 1.83%
  Domino's Pizza, Inc. ........................        1,120    $      30
  Jack in the Box, Inc. ^ .....................          730           41
  Landry's Restaurants, Inc. + ................          545           16
                                                                ---------
                                                                       87
                                                                ---------

 HOUSEHOLD DURABLES - 0.80%
  Ethan Allen Interiors, Inc. + ...............          565           20
  Stanley Furniture Co., Inc. + ...............          390            9
  Technical Olympic USA, Inc. + ...............          835            9
                                                                ---------
                                                                       38
                                                                ---------

 INTERNET & CATALOG RETAIL - 0.77%
  Insight Enterprises, Inc. ^ .................        1,715           37
                                                                ---------

 LEISURE EQUIPMENT & PRODUCTS - 0.55%
  MarineMax, Inc. ^ + .........................          915           26
                                                                ---------

 SPECIALTY RETAIL - 7.93%
  Charming Shoppes, Inc. ^ + ..................        2,750           41
  Genesco, Inc. ^ + ...........................          860           32
  Group 1 Automotive, Inc. + ..................          585           34
  Haverty Furniture Companies, Inc. + .........        2,480           39
  The Men's Wearhouse, Inc. ...................          955           38
  Payless Shoesource, Inc. ^ ..................        1,795           48
  Regis Corp. .................................          940           35
  Rent-A-Center, Inc. ^ .......................        1,535           44
  Tween Brands, Inc. ^ ........................          620           26
  United Auto Group, Inc. + ...................        1,760           41
                                                                ---------
                                                                      378
                                                                ---------

 TEXTILES & APPAREL - 3.61%
  Brown Shoe Company, Inc. ....................          955           37
  Hartmarx Corp. ^ + ..........................        2,770           20
  Movado Group, Inc. + ........................        1,240           32
  Perry Ellis International, Inc. ^ + .........        1,185           43
  Phillips-Van Heusen Corp. ...................          520           24
  Unifirst Corp. ..............................          445           16
                                                                ---------
                                                                      172
                                                                ---------
 TOTAL CONSUMER DISCRETIONARY .................                       738
                                                                ---------

CONSUMER STAPLES - 3.40%
 FOOD & DRUG RETAILING - 1.77%
  Casey's General Stores, Inc. + ..............        1,010           24
  Ruddick Corp. ...............................          750           21
  Spartan Stores, Inc. ........................        1,870           39
                                                                ---------
                                                                       84
                                                                ---------


                                                    SHARES        VALUE
                                                   ---------    ---------
                                                   (DOLLARS IN THOUSANDS)
 FOOD PRODUCTS - 0.73%
  Central Garden and Pet Co. ^ + ..............          695    $      35
                                                                ---------

 PERSONAL PRODUCTS - 0.90%
  NBTY, Inc. ^ ................................        1,535           43
                                                                ---------
 TOTAL CONSUMER STAPLES .......................                       162
                                                                ---------

ENERGY - 3.78%
 ENERGY EQUIPMENT & SERVICES - 1.87%
  Oil States International, Inc. ^ + ..........          600           17
  Parker Drilling Co. ^ .......................        5,305           44
  Trico Marine Services, Inc. ^ ...............          825           28
                                                                ---------
                                                                       89
                                                                ---------

 OIL & GAS - 1.91%
  Comstock Resources, Inc. ^ ..................          760           21
  The Houston Exploration Co. ^ ...............          705           38
  Swift Energy Co. ^ ..........................          675           32
                                                                ---------
                                                                       91
                                                                ---------
 TOTAL ENERGY .................................                       180
                                                                ---------

FINANCIALS - 34.62%
 BANKS - 12.55%
  Accredited Home Lenders Holding Co. ^ + .....          750           23
  Bankunited Financial Corp. + ................        1,185           32
  Central Pacific Financial Corp. + ...........        1,070           39
  Corus Bankshares, Inc. + ....................        1,500           31
  Cybertel Capital Corp. + ....................          725           34
  First Community Bancorp, Inc. ...............          885           47
  First Niagara Financial Group, Inc. + .......        1,591           23
  First Republic Bank + .......................          935           37
  FirstFed Financial Corp. ^ + ................          825           51
  Franklin Bank Corp. ^ + .....................        1,535           31
  Hanmi Financial Corp. + .....................        1,325           28
  Irwin Financial Corp. + .....................        2,035           45
  Pacific Capital Bancorp + ...................          445           14
  Provident Bankshares Corp. + ................          785           28
  Sterling Bancshares, Inc. ...................          835           15
  Sterling Financial Corp. + ..................        1,225           41
  TierOne Corp. ...............................          915           29
  Trustmark Corp. .............................          675           22
  Umpqua Holdings Corporation + ...............          990           28
                                                                ---------
                                                                      598
                                                                ---------

 DIVERSIFIED FINANCIALS - 3.68%
  Advanta Corp., Class A Shares ...............          380           14
  Advanta Corp., Class B Shares ...............          525           20
  Cash America International, Inc. ............          730           30
  CompuCredit Corp. ^ + .......................          955           33
  Investment Technology Group, Inc. ^ .........          620           29


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------


                                                    SHARES        VALUE
                                                   ---------    ---------
                                                   (DOLLARS IN THOUSANDS)
  MCG Capital Corp. ...........................          685    $      12
  Ocwen Financial Corp. ^ + ...................          705           11
  World Acceptance Corp. ^ ....................          520           26
                                                                ---------
                                                                      175
                                                                ---------

 INSURANCE - 7.47%
  Argonaut Group, Inc. ^ ......................        1,440           49
  Delphi Financial Group, Inc. ................        1,185           47
  FPIC Insurance Group, Inc. ^ ................          980           35
  Harleysville Group, Inc. ....................        1,140           41
  LandAmerica Financial Group, Inc. + .........          360           23
  The Navigators Group, Inc. ^ ................          825           39
  Ohio Casualty Corp. .........................          880           24
  SeaBright Insurance Holdings, Inc. ^ ........          915           15
  Stewart Information Services Corp. ..........          675           25
  Triad Guaranty, Inc. ^ + ....................          370           19
  Universal American Financial Corp. ^ + ......        2,115           39
                                                                ---------
                                                                      356
                                                                ---------

 REAL ESTATE - 10.92%
  Arbor Realty Trust, Inc. ....................          730           20
  Ashford Hospitality Trust, Inc. .............        3,035           39
  Capital Trust, Inc. .........................          565           25
  Entertainment Properties Trust + ............          280           15
  Equity Inns, Inc. + .........................        2,260           38
  Equity Lifestyle Properties, Inc. ...........          600           30
  FelCor Lodging Trust, Inc. ..................        2,130           44
  Gramercy Capital Corp. ......................          695           19
  Highland Hospitality Corp. ..................        3,135           43
  Innkeepers USA Trust + ......................        2,740           47
  Nationwide Health Properties, Inc. ..........          705           20
  NorthStar Realty Finance Corp. ..............        2,510           38
  PS Business Parks, Inc. .....................          280           19
  RAIT Investment Trust + .....................        1,215           37
  Redwood Trust, Inc. .........................          700           39
  Sunstone Hotel Investors, Inc. ..............        1,140           34
  Tanger Factory Outlet Centers, Inc. + .......          360           13
                                                                ---------
                                                                      520
                                                                ---------
 TOTAL FINANCIALS                                                   1,649
                                                                ---------

HEALTH CARE - 4.74%
 HEALTH CARE EQUIPMENT & SUPPLIES - 0.54%
  STERIS Corp. ................................        1,055           26
                                                                ---------

 HEALTH CARE PROVIDERS & SERVICES - 3.32%
  Centene Corp. ^ + ...........................        1,110           26
  Gentiva Health Services, Inc. ^ + ...........        2,105           39
  Owens & Minor, Inc. .........................          860           27
  PSS World Medical, Inc. ^ ...................        1,555           31
  Res-Care, Inc. ^ ............................        1,785           35
                                                                ---------
                                                                      158
                                                                ---------


                                                    SHARES        VALUE
                                                   ---------    ---------
                                                   (DOLLARS IN THOUSANDS)
 PHARMACEUTICALS - 0.88%
  Sciele Pharma, Inc. ^ + .....................        1,910    $      41
                                                                ---------
 TOTAL HEALTH CARE                                                    225
                                                                ---------

INDUSTRIALS - 13.05%
 BUILDING PRODUCTS - 2.81%
  Griffon Corp. ^ + ...........................        1,510           37
  Lennox International, Inc. ..................          955           26
  NCI Building Systems, Inc. ^ + ..............          620           37
  Universal Forest Products, Inc. + ...........          520           24
  Watsco, Inc. + ..............................          205           10
                                                                ---------
                                                                      134
                                                                ---------

 COMMERCIAL SERVICES & SUPPLIES - 2.26%
  Consolidated Graphics, Inc. ^ ...............          500           31
  eFunds Corp. ^ ..............................          575           14
  Ennis, Inc. + ...............................        1,855           43
  United Stationers, Inc. ^ ...................          415           20
                                                                ---------
                                                                      108
                                                                ---------

 COMMUNICATIONS - 0.68%
  Aeroflex, Inc. ^ ............................        2,985           32
                                                                ---------

 ELECTRICAL EQUIPMENT - 1.94%
  AO Smith Corp. + ............................          665           23
  Belden CDT, Inc. ............................          990           36
  Paxar Corp. ^ ...............................        1,445           29
  Regal-Beloit Corp. ..........................           91            5
                                                                ---------
                                                                       93
                                                                ---------

 MACHINERY - 2.41%
  Albany International Corp. ..................           44            2
  Applied Industrial Technologies, Inc. .......        1,065           31
  The Greenbrier Companies, Inc. + ............          910           34
  Kennametal, Inc. ............................          785           48
                                                                ---------
                                                                      115
                                                                ---------

 RENTAL AUTO/EQUIPMENT - 1.20%
  Dollar Thrifty Automotive Group, Inc. ^ .....          805           32
  United Rentals, Inc. ^ + ....................        1,055           25
                                                                ---------
                                                                       57
                                                                ---------

 ROAD & RAIL - 1.22%
  Celadon Group, Inc. ^ .......................        1,030           19
  Saia, Inc. ^ ................................        1,440           39
                                                                ---------
                                                                       58
                                                                ---------

 TRANSPORT-SERVICES - 0.53%
  Bristow Group, Inc. ^ + .....................          760           25
                                                                ---------
 TOTAL INDUSTRIALS                                                    622
                                                                ---------


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------


                                                    SHARES        VALUE
                                                   ---------    ---------
                                                   (DOLLARS IN THOUSANDS)
INFORMATION TECHNOLOGY - 10.64%
 COMMUNICATIONS EQUIPMENT - 1.41%
  Black Box Corp. .............................          575    $      26
  CommScope, Inc. ^ + .........................        1,295           41
                                                                ---------
                                                                       67
                                                                ---------

 COMPUTERS & PERIPHERALS - 0.44%
  Komag, Inc. ^ + .............................          545           21
                                                                ---------

 ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.88%
  Anixter International, Inc. ^ + .............          705           42
  Benchmark Electronics, Inc. ^ ...............        1,095           29
  Checkpoint Systems, Inc. ^ ..................        1,240           23
  CTS Corp. + .................................        1,640           23
  Global Imaging Systems, Inc. ^ ..............        1,835           40
  MTS Systems Corp. ...........................          600           20
  Park Electrochemical Corp. ..................          880           27
  Technitrol, Inc. ............................        1,135           29
                                                                ---------
                                                                      233
                                                                ---------

 IT CONSULTING & SERVICES - 2.04%
  Agilysys, Inc. ..............................        1,370           20
  Keane, Inc. ^ ...............................        1,220           14
  Ness Technologies, Inc. ^ + .................        2,620           39
  SYKES Enterprises, Inc. ^ ...................        1,195           24
                                                                ---------
                                                                       97
                                                                ---------

 SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.87%
  Advanced Energy Industries, Inc. ^ ..........        1,780           28
  ON Semiconductor Corp. ^ + ..................        6,260           39
  Photronics, Inc. ^ ..........................        1,585           22
                                                                ---------
                                                                       89
                                                                ---------
 TOTAL INFORMATION TECHNOLOGY                                         507
                                                                ---------

MATERIALS - 5.72%
 BASIC MATERIALS - 0.60%
  AMCOL International Corp. + .................        1,085           28
                                                                ---------

 CHEMICALS - 0.69%
  H.B. Fuller Co. .............................        1,325           33
                                                                ---------

 CONTAINERS & PACKAGING - 2.15%
  Greif, Inc. .................................          505           47
  Jarden Corp. ^ + ............................          545           20
  Silgan Holdings, Inc. .......................          860           35
                                                                ---------
                                                                      102
                                                                ---------

 METALS & MINING - 2.28%
  Carpenter Technology Corp. + ................          130           14
  Commercial Metals Co. .......................        1,270           34
  Gibraltar Industries, Inc. ..................        1,815           38


                                                    SHARES        VALUE
                                                   ---------    ---------
                                                   (DOLLARS IN THOUSANDS)
  NN, Inc. ....................................        2,000    $      23
                                                                ---------
                                                                      109
                                                                ---------
 TOTAL MATERIALS                                                      272
                                                                ---------

TELECOMMUNICATION SERVICES - 1.58%
 DIVERSIFIED TELECOMMUNICATION - 1.58%
  General Communication, Inc. ^ ...............        1,270           16
  Golden Telecom, Inc. + ......................          860           32
  Premiere Global Services, Inc. ^ ............        3,230           27
                                                                ---------
 TOTAL TELECOMMUNICATION SERVICES                                      75
                                                                ---------

UTILITIES - 4.80%
 ELECTRIC UTILITIES - 3.73%
  Black Hills Corp. + .........................          630           22
  Cleco Corp. + ...............................          860           22
  CMS Energy Corp. ^ + ........................        1,055           16
  El Paso Electric Co. ^ ......................        1,425           33
  Empire District Electric Co. ................        1,760           42
  PNM Resources, Inc. + .......................        1,530           43
                                                                ---------
                                                                      178
                                                                ---------

 GAS UTILITIES - 1.07%
  Atmos Energy Corp. + ........................          785           24
  Southwest Gas Corp. .........................          750           27
                                                                ---------
                                                                       51
                                                                ---------
 TOTAL UTILITIES                                                      229
                                                                ---------
 TOTAL COMMON STOCKS                                                4,659
                                                                ---------

SHORT TERM INVESTMENTS - 3.23%
  American Beacon Money Market Select
    Fund ++ ...................................       48,688           49
  iShares Russell 2000 Value Index Fund + .....        1,360          105
                                                                ---------
 TOTAL SHORT TERM INVESTMENTS                                         154
                                                                ---------

SECURITIES LENDING COLLATERAL - 25.44%
  American Beacon Cash Plus Trust ++ ..........      833,612          834
  American Beacon Money Market Select
    Fund ++ ...................................      377,810          378
                                                                ---------
 TOTAL SECURITIES LENDING COLLATERAL                                1,212
                                                                ---------
 TOTAL INVESTMENTS 126.49% - (COST $5,875)                          6,025
 LIABILITIES, NET OF OTHER ASSETS - (26.49%)                       (1,262)
                                                                ---------
 TOTAL NET ASSETS - 100.00%                                     $   4,763
                                                                =========


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

    Percentages are stated as a percent of net assets.

^   Non-income producing security.

+   All or a portion of this security is on loan at October 31, 2006.

++  The Fund/Trust is affiliated by having the same investment advisor.


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
October 31, 2006
--------------------------------------------------------------------------------


                                                      SHARES         VALUE
                                                   ------------    ----------
                                                     (DOLLARS IN THOUSANDS)
ARGENTINA - 0.10%
COMMON STOCKS - 0.10%
  Petrobras Energia Participaciones SA,
    ADR ^ + ...................................          14,100    $      161
                                                                   ----------

AUSTRIA - 0.44%
COMMON STOCKS - 0.44%
  Raiffeisen International Bank-Holding AG ....           6,095           697
                                                                   ----------

BRAZIL - 11.41%
COMMON STOCKS - 8.04%
  Banco Itau Holding Financeira S.A., ADR .....          36,080         1,198
  Brasil Telecom Participacoes S.A., ADR + ....          24,800           830
  Braskem SA, ADR + ...........................           9,000           128
  Centrais Eletricas Brasileiras S.A. .........       5,474,000           115
  Companhia Brasileira de Distribuicao Group,
    ADR + .....................................           8,900           266
  Companhia de Saneamento Basico do
    Estado de Sao Paulo, ADR + ................           7,800           236
  Companhia Energetica de Minas Gerais,
    ADR ^ + ...................................           7,100           307
  Companhia Vale do Rio Doce, ADR .............          56,828         1,270
  Cyrela Brazil Realty S/A ^ ..................          13,000           265
  Empresa Brasileira de Aeronautica S.A. ......
    (Embraer), ADR ............................          10,640           443
  Gerdau S.A., ADR + ..........................          17,825           263
  Grendene S.A. ...............................          40,600           341
  Natura Cosmeticos S.A. ......................          22,475           310
  Petroleo Brasileiro S.A., ADR ...............          34,842         3,092
  Petroleo Brasileiro S.A., A Shares, ADR .....          18,316         1,483
  Unibanco - Uniao de Bancos Brasileiros S.A. .          15,378           122
  Unibanco - Uniao de Bancos Brasileiros S.A.,
    ADR .......................................          20,855         1,642
  Votorantim Celulose e Papel S.A, ADR + ......          19,500           356
                                                                   ----------
 TOTAL COMMON STOCKS ..........................                        12,667
                                                                   ----------

PREFERRED STOCKS - 3.37%
  All America Latina Logistica S.A. ...........          34,800           304
  Banco Itau Holding Financeira S.A. ..........           7,824           257
  Braskem SA ..................................          67,600           478
  Centrais Eletricas Brasileiras S.A. .........      16,046,400           321
  Companhia de Tecidos Norte de Minas .........       4,530,300           427
  Companhia Energetica de Minas Gerais ........      10,421,913           450
  Companhia Paranaense de Energia .............      32,469,700           370
  Companhia Vale do Rio Doce, A Shares ........           3,752            81
  Gerdau S.A. .................................          11,150           163
  Itausa - Investimentos Itau S.A. ............          79,928           363
  Klabin S.A. .................................          78,400           169
  Lojas Americanas SA .........................      11,476,200           520
  Petrol Brasileiro S.A. ......................           7,160           144
  Tele Norte Leste Participacoes S.A., ADR + ..          40,500           586


                                                      SHARES         VALUE
                                                   ------------    ----------
                                                     (DOLLARS IN THOUSANDS)
  Telemar Norte Leste S.A. ....................           7,800    $      174
  Telemig Celular Participacoes S.A. ..........     161,711,789           275
  Telesp - Telecommunicacoes de Sao Paulo
    S.A .......................................           9,592           225
                                                                    ---------
 TOTAL PREFERRED STOCKS .......................                         5,307
                                                                    ---------
 TOTAL BRAZIL .................................                        17,974
                                                                    ---------

CHILE - 0.59%
COMMON STOCKS - 0.59%
  Grupo Enersis SA, ADR .......................          35,020           483
  MASISA S.A., ADR ............................           8,400            75
  United Breweries Co, Inc., ADR ..............          13,300           366
                                                                    ---------
 TOTAL CHILE ..................................                           924
                                                                    ---------

COLOMBIA - 0.25%
COMMON STOCKS - 0.25%
  BanColombia SA, ADR .........................          13,100           400
                                                                    ---------

CZECH REPUBLIC - 1.40%
COMMON STOCKS - 1.40%
  Central European Media Enterprises
    Ltd. ^ + ..................................          10,100           746
  CEZ, a.s. ^ .................................          21,900           867
  Komercni Banka, A S ^ .......................           3,800           591
                                                                    ---------
 TOTAL CZECH REPUBLIC .........................                         2,204
                                                                    ---------

HONG KONG/CHINA - 8.30%
COMMON STOCKS - 8.30%
  Brilliance China Automotive Holdings
    Ltd. + ....................................       1,130,000           176
  BYD Company Ltd. ............................           6,900            19
  China Construction Bank + ++ ................       1,290,000           582
  China Life Insurance Company Ltd. + .........         264,000           556
  China Mobile Ltd. + .........................         163,000         1,331
  China Petroleum & Chemical Corp. + ..........       1,178,800           815
  China Ping'an Insurance Company Ltd. ........          85,000           296
  China Resources Power Holdings Co. ..........         294,000           372
  China Shipping Development Co Ltd. ..........         336,000           365
  China Telecom Corp. Ltd. + ..................       2,901,100         1,093
  CNOOC Ltd. + ................................       1,171,400           985
  Denway Motors Ltd. + ........................       1,720,700           637
  Global Bio-chem Technology Group Co. Ltd. ...       1,506,800           442
  GOME Electrical Appliances Holdings Ltd. + ..         507,000           437
  Huandian Power International Corp. ..........       2,861,800           960
  Huaneng Power International, Inc. + .........         569,900           448
  Industrial & Commercial Bank of China ^ .....         662,000           296
  Moulin Global Eyecare Holdings Ltd. ^ # .....          96,000            --
  Panva Gas Holdings Ltd. ^ ...................         337,000           160
  PetroChina Company Ltd. + ...................         507,000           558
  PICC Property and Casualty Company
    Ltd. ^ + ..................................         898,000           321
  Shanghai Industrial Holdings Ltd. ...........         232,900           453


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------


                                                      SHARES         VALUE
                                                   ------------    ----------
                                                     (DOLLARS IN THOUSANDS)
  Shenzhen Investment Ltd. + ..................         701,000    $      276
  Sinotrans Ltd. ..............................       1,130,000           386
  Texwinca Holdings Ltd. ......................         302,000           198
  Weiqiao Textile Co. Ltd. ....................         421,600           579
  Yanzhou Coal Mining Co Ltd. + ...............         519,800           341
                                                                    ---------
 TOTAL HONG KONG/CHINA ........................                        13,082
                                                                    ---------

HUNGARY - 0.64%
COMMON STOCKS - 0.64%
  Gedeon Richter Rt. ..........................           2,371           497
  Magyar Telekom Telecommunications PLC ^ .....         109,100           508
                                                                    ---------
 TOTAL HUNGARY ................................                         1,005
                                                                    ---------

INDIA - 7.72%
COMMON STOCKS - 7.72%
  ABB Ltd. ....................................           6,200           493
  Andhra Bank ^ ...............................          52,010           108
  Bharat Electronics Ltd. .....................          22,100         1,186
  Bharat Petroleum Corporation Ltd. ^ .........          67,633           605
  Bharti Airtel Ltd. ^ ........................          24,700           291
  Cipla, Ltd. .................................          41,375           241
  Container Corp. ^ ...........................           5,900           266
  GAIL (India) Ltd. ^ .........................          32,000           181
  GAIL India Ltd., GDR ++ .....................           6,700           225
  Glenmark Pharmaceuticals Ltd. ...............          22,300           206
  Gujarat Ambuja Cements Ltd. .................          68,750           180
  HCL Technologies Ltd. ^ .....................          19,000           263
  HDFC Bank Ltd. ..............................          19,700           439
  Hindalco Industries Ltd. ^ ..................          19,080            80
  Hindalco Industries Ltd., GDR ++ ............         162,100           673
  Hindalco Industries Ltd., Sponsored GDR ++ ..          19,250            45
  Hindustan Lever Ltd. ........................          84,900           446
  Hindustan Petroleum Corporation Ltd. ^ ......          83,900           605
  Housing Development Finance Corp. ...........           8,700           283
  ICICI Bank Ltd., ADR ........................           6,100           214
  Infosys Technologies Ltd. ^ .................          16,800           781
  ITC Ltd. ....................................          39,000           165
  ITC Ltd., GDR ^ .............................          22,500            94
  Mahanagar Telephone Nigam Ltd. ..............         133,680           417
  Mahanagar Telephone Nigam Ltd., ADR .........           4,500            29
  Mahindra & Mahindra Ltd. ....................          25,600           445
  Oil & Natural Gas Corp. Ltd. ................          38,091           689
  Punjab National Bank Ltd. ...................          20,000           230
  Reliance Energy Ltd. ^ ......................          11,295           121
  Reliance Industries Ltd. ^ ..................          17,560           478
  Siemens India Ltd. ^ ........................          17,300           467
  State Bank of India Ltd., GDR ++ ............          15,000           945
  Union Bank of India ^ .......................           4,241            12


                                                      SHARES         VALUE
                                                   ------------    ----------
                                                     (DOLLARS IN THOUSANDS)
  UTI Bank Ltd. ...............................          26,000    $      252
                                                                    ---------
 TOTAL INDIA ..................................                        12,155
                                                                    ---------

INDONESIA - 2.07%
COMMON STOCKS - 2.07%
  Bank Central Asia ...........................         508,500           260
  Indosat Tbk PT ..............................         386,900           221
  PT Astra International Tbk ..................         225,400           331
  PT Bank Mandiri .............................         868,500           260
  PT Bank Rakyat Indonesia ....................         472,500           254
  PT Gudang Garam Tbk .........................         347,800           376
  PT Indofood Sukses Makmur Tbk ...............       1,236,100           180
  PT Perusahaan Gas Negara ....................         151,500           190
  PT Telekomunikasi Indonesia Tbk .............       1,038,000           957
  United Tractors Tbk PT ......................         322,000           231
                                                                    ---------
 TOTAL INDONESIA ..............................                         3,260
                                                                    ---------

ISRAEL - 1.34%
COMMON STOCKS - 1.34%
  Bank Hapoalim BM ............................          55,680           277
  Bank Leumi le-Israel B.M. ...................          53,300           220
  Check Point Software Technologies Ltd. ^ ....          23,000           477
  Super-Sol Ltd. ^ ............................          42,590           160
  Taro Pharmaceuticals Industries ^ + .........          16,800           175
  Teva Pharmaceutical Industries Ltd., ADR ....          24,100           795
                                                                    ---------
 TOTAL ISRAEL .................................                         2,104
                                                                    ---------

LUXEMBOURG - 0.25%
COMMON STOCKS - 0.25%
  Tenaris SA, ADR .............................          10,100           390
                                                                    ---------

MALAYSIA - 2.38%
COMMON STOCKS - 2.38%
  AMMB Holdings Berhad ........................         453,000           331
  Bandar Raya Developments Berhad .............          77,000            24
  Commerce Asset-Holding Berhad ...............          47,300            89
  Gamuda Berhad ...............................         334,600           363
  Genting Berhad ..............................          68,200           500
  Malayan Banking Berhad ......................         252,500           774
  MK Land Holdings Berhad .....................         103,300            14
  Proton Holdings Berhad ......................          85,100           111
  Resorts World Berhad ........................         145,800           475
  Sime Darby Berhad ...........................         559,100           941
  Tenaga Nasional Berhad ......................          44,500           122
                                                                    ---------
 TOTAL MALAYSIA ...............................                         3,744
                                                                    ---------

MEXICO - 8.18%
COMMON STOCKS - 8.18%
  America Movil S.A. de C.V., ADR .............          63,865         2,738


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------


                                                      SHARES         VALUE
                                                   ------------    ----------
                                                     (DOLLARS IN THOUSANDS)
  Cemex SAB de CV ^ + .........................         115,368    $      355
  Coca-Cola Femsa, S.A. de C.V., ADR ..........          25,135           873
  Consorcio Ara, S.A. de C.V. .................          14,400            82
  Controladora Commercial Mexicana S.A. de
    C.V. ......................................         314,500           639
  Corp GEO SA de CV ^ + .......................          82,000           376
  Desc S.A. de C.V. ^ + .......................          23,700            29
  Embotelladoras Arca S.A. + ..................          73,400           225
  Grupo Aeroportuario del Sureste SAB de CV,
    ADR .......................................          11,780           447
  Grupo Continential, S.A. ....................         224,450           459
  Grupo Financiero Banorte, S.A. de C.V. ......         156,900           569
  Grupo Televisa, S.A., ADR ...................          90,900         2,243
  Kimberly-Clark de Mexico, S.A. de C.V. + ....          67,400           282
  Organizacion Soriana SAB de CV ..............          17,000            98
  Telefonos de Mexico, S.A. de C.V., ADR ......          36,980           976
  Wal-Mart de Mexico, S.A. de C.V. ............         634,284         2,206
  Wal-Mart de Mexico, S.A. de C.V., ADR .......           8,355           290
                                                                    ---------
 TOTAL MEXICO .................................                        12,887
                                                                    ---------

MOROCCO - 0.42%
COMMON STOCKS - 0.42%
  Banque Maroc du Commerce Exterieur ..........           2,790           354
  ONA (Omnium Nord Africain) ..................           1,940           308
                                                                    ---------
 TOTAL MOROCCO ................................                           662
                                                                    ---------

PERU - 0.25%
COMMON STOCKS - 0.25%
  Credicorp Ltd. ..............................           9,300           392
                                                                    ---------

PHILIPPINES - 0.93%
COMMON STOCKS - 0.93%
  ABS-CBN Broadcasting Corp. ^ ................         271,500           116
  Ayala Corp. .................................          16,980           167
  Banco De Oro Universal Bank ^ ...............         130,600           113
  Banco De Oro Universal Bank, GDR ^ ++ .......           5,500            93
  Bank of the Philippine Islands ..............         347,723           432
  Manila Electric Co. ^ .......................         218,000           138
  Philippine Long Distance Telephone Co. ^ ....           3,800           180
  SM Prime Holdings, Inc. .....................       1,208,000           221
                                                                    ---------
 TOTAL PHILIPPINES ............................                         1,460
                                                                    ---------

POLAND - 1.93%
COMMON STOCKS - 1.93%
  Bank Millennium SA ..........................         119,093           272
  Bank Pekao SA ...............................          11,083           748
  Polski Koncern Naftowy Orlen S.A. ...........          12,087           192
  Powszechna Kasa Oszczednosci Bank Polski ....          48,015           606
  Telekomunikacja Polska SA ...................          67,600           497


                                                      SHARES         VALUE
                                                   ------------    ----------
                                                     (DOLLARS IN THOUSANDS)
  TVN SA ^ ....................................          19,321    $      733
                                                                    ---------
 TOTAL POLAND .................................                         3,048
                                                                    ---------

RUSSIA - 8.30%
COMMON STOCKS - 8.30%
  CTC Media, Inc. ^ ...........................          24,100           585
  Efes Breweries International NV ^ + .........           6,282           192
  JSC Surgutneftegaz, ADR + ...................           6,770           428
  LUKOIL Oil Co., ADR .........................          39,588         3,203
  Mining and Metallurgical Company Norilsk
    Nickel, ADR ...............................           2,900           428
  NovaTek OAO, GDR + ..........................          21,407         1,246
  Novolipetsk Steel, GDR ++ ...................          11,700           236
  RAO Gazprom, ADR ............................          72,349         3,065
  Sberbank RF, GDR + ..........................           7,600         1,710
  Trubnaya Metallurgicheskaya Kompaniya Oao,
    GDR ^ ++ ..................................          17,623           395
  Unified Energy System, GDR ..................          12,558           946
  Wimm-Bill-Dann Foods, ADR + .................          15,200           641
                                                                    ---------
 TOTAL RUSSIA .................................                        13,075
                                                                    ---------

SOUTH AFRICA - 7.14%
COMMON STOCKS - 7.14%
  African Oxygen Ltd. .........................          62,100           260
  Alexander Forbes Ltd. .......................         144,087           295
  Aspen Pharmacare Holdings Ltd. ..............         101,620           462
  Aveng Ltd. ..................................         129,570           549
  Bidvest Group Ltd. ..........................          30,704           509
  Edgars Consolidated Stores Ltd. .............          77,000           384
  Gold Fields Ltd. ............................          19,000           315
  Gold Fields Ltd., ADR + .....................          20,870           350
  Group Five Ltd. .............................          52,511           269
  Harmony Gold Mining Company Ltd. ^ ..........           9,729           147
  Harmony Gold Mining Company Ltd., ADR ^ + ...           4,787            74
  Impala Platinum Holdings Ltd. ...............           1,619           285
  Massmart Holdings Ltd. ......................          51,000           411
  Murray & Roberts Holdings Ltd. ..............          68,050           351
  Nampak Ltd. .................................         262,600           688
  Naspers Ltd. ................................          47,950           868
  Nedbank Group Ltd. ..........................          76,372         1,264
  Reunert Ltd. ................................          39,190           420
  Sanlam Ltd. .................................         361,980           860
  Sappi Ltd. ..................................          74,420         1,062
  Sasol Ltd. ..................................          21,430           735
  Steinhoff International Holdings Ltd. .......          65,659           214
  Tiger Brands Ltd. ...........................          22,657           471
                                                                    ---------
 TOTAL SOUTH AFRICA ...........................                        11,243
                                                                    ---------


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------


                                                      SHARES         VALUE
                                                   ------------    ----------
                                                     (DOLLARS IN THOUSANDS)
SOUTH KOREA - 14.88%
COMMON STOCKS - 14.49%
  Amorepacific Corp. ^ ........................             500    $      259
  CDNetworks Co. Ltd. ^ .......................           2,310            77
  Cheil Communications, Inc. ..................             915           201
  Cheil Industries, Inc. ......................           6,200           258
  Daelim Industrial Company Ltd. ..............           4,322           331
  Daewoo Heavy Industries and Machinery Ltd. ..           7,630           147
  GS Holdings Corp. ...........................           5,470           191
  Hanwha Chemical Corp. .......................          44,390           499
  The Hite Co., Ltd. ..........................           2,115           251
  Hynix Semiconductor, Inc. ^ .................          11,910           432
  Hyundai Department Store Co. Ltd. ...........           6,076           509
  Hyundai Engineering & Construction Co. Ltd. .           1,982           263
  Hyundai Heavy Industries ....................             470            69
  Hyundai Mobis ...............................           3,530           345
  Hyundai Motor Company Ltd. ..................           9,160           745
  Industrial Bank of Korea ....................          11,070           194
  Kookmin Bank ................................          18,071         1,436
  Kookmin Bank, ADR ...........................           4,350           345
  Korea Electric Power Corp. ..................          33,295         1,286
  Korea Electric Power Corp., ADR .............           7,000           138
  Korea Exchange Bank Credit ^ ................           9,410           125
  Korea Zinc Co. Ltd. .........................           2,740           302
  KT Corp. ....................................           2,790           127
  KT Corp., ADR ...............................          38,600           864
  Kumho Tire Co., Inc. ........................          43,380           525
  Kumho Tire Company, Inc., GDR++ .............           9,900            56
  LG Chemical .................................          17,520           715
  LG Construction Co. .........................           5,850           455
  LG Electronics, Inc. ........................          13,670           827
  LG Telecom Ltd. ^ ...........................          23,816           276
  LG.Philips LCD Co. Ltd. ^ ...................          11,610           370
  LG.Philips LCD Co. Ltd., ADR ^ + ............           1,500            24
  Lotte Shopping Co. Ltd. .....................           2,299           871
  NHN Corp. ...................................           2,710           269
  Orion Corp. .................................           1,455           394
  POSCO .......................................           2,420           672
  POSCO, ADR ..................................           3,170           224
  Samsung Electronics Co. Ltd. ................           4,592         2,978
  Samsung Fire & Marine Insurance Co. Ltd. ....           2,900           449
  Samsung SDI Co. Ltd. ........................           3,336           241
  Shinhan Financial Group Company Ltd. ........          25,930         1,196
  Shinsegae Co. Ltd. ..........................             482           278
  SK Corp. ....................................           9,636           707
  SK Telecom Co. Ltd., ADR ....................          39,430           949
  SK Telecom Company Ltd. .....................           3,097           672
  Woongjin Coway Co. Ltd. .....................          11,230           295
                                                                    ---------
 TOTAL COMMON STOCKS                                                   22,837
                                                                    ---------


                                                      SHARES         VALUE
                                                   ------------    ----------
                                                     (DOLLARS IN THOUSANDS)
PREFERRED STOCKS - 0.39%
  Hyundai Motor Co. ...........................           4,750    $      224
  Samsung Electronics Co. Ltd. ................             798           387
                                                                    ---------
 TOTAL PREFERRED STOCKS                                                   611
                                                                    ---------
 TOTAL SOUTH KOREA                                                     23,448
                                                                    ---------

TAIWAN - 10.29%
COMMON STOCKS - 10.29%
  Accton Technology Corp. ^ ...................           9,000             5
  Acer, Inc. ..................................         131,000           237
  Advanced Semiconductor Engineering, Inc. ....          92,118            85
  Asustek Computer, Inc. ......................          36,000            87
  Benq Corp. ..................................         603,550           299
  Catcher Technology Co. Ltd. .................          30,734           265
  Cathay Financial Holding Co. Ltd. ...........          84,910           165
  Chang Hwa Commercial Bank ^ .................         240,000           149
  China Motor Corp. ...........................         432,707           371
  Chinatrust Financial Holding Co. Ltd. .......         996,149           723
  Chunghwa Telecom Co. Ltd., ADR ..............          50,470           923
  Compal Electronics, Inc. ....................       1,149,065           962
  Delta Electronics, Inc. .....................         282,966           800
  Everlight Electronics Co. Ltd. ..............         109,140           287
  Far Eastern Textile Co. Ltd. ................         405,900           308
  First Financial Holding Co. Ltd. ............       1,201,506           824
  Fubon Financial Holding Co. Ltd. ............         463,000           377
  High Tech Computer Corp. ....................          19,200           476
  HON HAI Precision Industry Co. Ltd. .........          10,006            65
  InnoLux Display Corp. ^ .....................          10,000            16
  King Slide Works Co., Ltd ...................          13,200            69
  Largan Precision Co. Ltd. ...................          16,965           338
  MediaTek, Inc. ..............................          58,300           569
  Nien Hsing Textile Co. Ltd. .................         296,000           164
  Nien Made Enterprise Company Ltd. ...........         211,380           180
  Optimax Technology Corp. ....................         284,090           190
  Powerchip Semiconductor Corp. ...............         346,617           214
  Quanta Computer, Inc. .......................         717,113         1,063
  Radiant Opto-Electronics Corp. ..............         124,650           170
  Shin Kong Financial Holding Company Ltd. ....         246,391           218
  SinoPac Financial Holdings Co. Ltd. .........       1,894,987           957
  Sunplus Technology Co. Ltd. .................         347,662           344
  Taishin Financial Holdings Co. Ltd. .........         102,758            53
  Taiwan Cement Corp. .........................         364,827           288
  Taiwan Mobile Co. Ltd. ......................          98,662            98
  Taiwan Semiconductor Manufacturing Co.
    Ltd. ......................................         339,000           622
  Transcend Information, Inc. .................          94,485           217
  Tripod Technology Corp. .....................          68,820           214
  Tsann Keun Enterprise Co. Ltd. ..............          96,677            81
  United Microelectronics Corp. ...............       3,558,106         1,984
  United Microelectronics Corp., ADR + ........          22,124            67


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------


                                                      SHARES         VALUE
                                                   ------------    ----------
                                                     (DOLLARS IN THOUSANDS)
  Wistron Corp. ...............................         154,422    $      179
  Yaego Corp. ^ ...............................       1,402,000           514
                                                                    ---------
 TOTAL TAIWAN                                                          16,217
                                                                    ---------

THAILAND - 2.02%
COMMON STOCKS - 2.02%
  Advanced Info Services PCL ..................          23,000            57
  Bangkok Bank PCL ............................          50,400           165
  Charoen Pokphand Foods PCL # ................       2,160,400           292
  CP Seven Eleven PCL # .......................       1,424,800           250
  Delta Electronics PCL .......................         289,200           143
  Kasikornbank PCL ............................         367,200           721
  Krung Thai Bank PCL .........................       1,607,700           574
  PTT Exploration & Production PCL ............          30,600            89
  PTT Public Company Ltd. .....................          32,800           197
  Siam Commercial Bank PCL ....................         320,500           568
  Siam Makro PCL # ............................          59,000           126
                                                                    ---------
 TOTAL THAILAND                                                         3,182
                                                                    ---------

TURKEY - 2.00%
COMMON STOCKS - 2.00%
  BIM Birlesik Magazalar A.S. .................           9,880           437
  Dogan Yayin Holding ^ .......................         133,163           512
  Turkiye Garanti Bankasi A.S. ................         171,042           628
  Turkiye Is Bankasi (Isbank) .................         142,370           923
  Turkiye Vakiflar Bankasi T.A.O. .............          63,400           333
  Yapi ve Kredi Bankasi A.S. ^ ................         163,856           315
                                                                    ---------
 TOTAL TURKEY                                                           3,148
                                                                    ---------

SHORT TERM INVESTMENTS - 5.51%
  American Beacon Money Market Select
    Fund ss ...................................       8,171,897         8,172


                                                     PAR
                                                    AMOUNT
                                                   ---------
  U.S. Treasury Bill,
    4.71%, Due 12/7/2006 * ....................    $        515           512
                                                                    ---------
 TOTAL SHORT TERM INVESTMENTS                                           8,684
                                                                    ---------


                                                      SHARES
                                                   ------------
SECURITIES LENDING COLLATERAL - 7.53%
  American Beacon Cash Plus Trust ss ..........       8,164,059         8,164
  American Beacon Money Market Select
    Fund ss ...................................       3,700,117         3,700
                                                                    ---------
 TOTAL SECURITIES LENDING COLLATERAL                                   11,864
                                                                    ---------
TOTAL INVESTMENTS 106.27% - (COST $131,367)                           167,410
LIABILITIES, NET OF OTHER ASSETS - (6.27%)                             (9,871)
                                                                    ---------
TOTAL NET ASSETS - 100.00%                                          $ 157,539
                                                                    =========


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------


    Percentages are stated as a percent of net assets.

^   Non-income producing security.

+   All or a portion of this security is on loan at October 31, 2006.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,250 or 2.06% of net assets. The Fund has no right to demand registration of these securities.

# Valued at fair value pursuant to procedures approved by the Board of Trustees.

ss. The Fund/Trust is affiliated by having the same investment advisor.

* At October 31, 2006, security pledged as collateral for open futures contracts.


FUTURES CONTRACTS
 (DOLLARS IN THOUSANDS)

                                                                                      UNREALIZED
                                NUMBER OF         EXPIRATION           MARKET        APPRECIATION/
                                CONTRACTS            DATE              VALUE        (DEPRECIATION)
                             ---------------    --------------    --------------    --------------
 Emini S&P 500 Index ....                148          Dec 2006    $       10,236    $          362
                                                                  ==============    ==============


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
 (DOLLARS IN THOUSANDS)

                                      SETTLEMENT      MARKET      UNREALIZED
                                         DATE         VALUE       GAIN/(LOSS)
                                      ----------    ----------    -----------
 CONTRACTS TO DELIVER
     4,518  Brazilian Real .......    12/13/2006    $    2,092    $       (54)
    15,642  South African Rand ...    11/14/2006         2,121            165
 TOTAL CONTRACTS TO DELIVER
                                                    ----------    -----------
  (RECEIVABLE AMOUNT $4,324)                        $    4,213    $       111
                                                    ----------    -----------
 NET CURRENCY FLUCTUATION                                         $       111
                                                                  ===========


SECTOR DIVERSIFICATION

                                         Percent of
                                         Net Assets
                                         ----------
 Consumer Discretionary ..............         13.39%
 Consumer Staples ....................          4.63%
 Energy ..............................         11.23%
 Financials ..........................         20.31%
 Health Care .........................          1.79%
 Industrials .........................          9.41%
 Information Technology ..............         10.05%
 Materials ...........................          7.14%
 Telecommunication Services ..........         10.17%
 Utilities ...........................          5.11%
 Short Term Investments ..............         13.04%
 Liabilities, Net of Other Assets ....         (6.27)%
                                         -----------
                                              100.00%
                                         ===========


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2006
--------------------------------------------------------------------------------

                                                                           PAR
                                                                          AMOUNT          VALUE
                                                                       -----------     -----------
                                                                          (DOLLARS IN THOUSANDS)
CORPORATE OBLIGATIONS - 93.98%
AUTO COMPONENTS - 3.78%
 Asbury Automotive Group, Inc., 9.00%, Due 6/15/2012 .............     $     2,075     $     2,148
 The Goodyear Tire & Rubber Co., 11.25%, Due 3/1/2011 ............           1,000           1,100
 Pep Boys, Inc., 7.50%, Due 12/15/2014 ...........................           1,700           1,522
 Stanadyne Corp., 10.00%, Due 8/15/2014 ..........................           1,000           1,020
 Tenneco, Inc.,
   10.25%, Due 7/15/2013 .........................................           1,400           1,533
   8.625%, Due 11/15/2014 + ......................................           1,000           1,007
 TriMas Corp., 9.875%, Due 6/15/2012 .............................           1,250           1,178
 United Components, Inc., 9.375%, Due 6/15/2013 ..................           2,250           2,272
                                                                                       -----------
                                                                                            11,780
                                                                                       -----------
BASIC MATERIALS - 1.38%
 Huntsman International LLC, 7.875%, Due 11/13/2014 ++ ...........             100             100
 Johnson Diversey, Inc., 9.625%, Due 5/15/2012 ...................             200             204
 Lyondell Chemical Co.,
   8.00%, Due 9/15/2014 ..........................................             300             307
   8.25%, Due 9/15/2016 ..........................................           1,250           1,287
 NewMarket Corp., 8.875%, Due 5/1/2010 ...........................           1,000           1,040
 PNA Group, Inc., 10.75%, Due 9/1/2016 ++ ........................           1,025           1,056
 Verso Paper Holdings LLC, 9.125%, Due 8/1/2014 ++ ...............             300             305
                                                                                       -----------
                                                                                             4,299
                                                                                       -----------

COMMERCIAL SERVICES - 1.04%
 Iron Mountain, Inc.,
   6.625%, Due 1/1/2016 ..........................................           2,000           1,900
   8.75%, Due 7/15/2018 ..........................................             300             317
 Mobile Services Group, Inc., 9.75%, Due 8/1/2014 ++ .............           1,000           1,036
                                                                                       -----------
                                                                                             3,253
                                                                                       -----------

COMMUNICATIONS - 11.64%
 Cadmus Communications Corp., 8.375%, Due 6/15/2014 ..............           1,700           1,645
 CanWest Media, Inc., 8.00%, Due 9/15/2012 .......................           2,325           2,351
 Cch I LLC, 11.00%, Due 10/1/2015 ................................             100              96
 Charter Communications Holdings, 10.25%, Due 9/15/2010 ..........           2,725           2,814
 CSC Holdings, Inc.,
   7.25%, Due 7/15/2008 ..........................................           2,150           2,174
   7.625%, Due 4/1/2011 ..........................................             200             202
 Dex Media, Inc.,
   9.875%, Due 11/15/2009 ........................................             500             526
   9.875%, Due 8/15/2013 .........................................             100             109
   Zero Coupon, Due 11/15/2013 ^ # ...............................           2,250           1,960
 Echostar DBS Corp.,
   6.375%, Due 10/1/2011 .........................................             100              99
   7.00%, Due 10/1/2013 ++ .......................................           2,000           1,982
   6.625%, Due 10/1/2014 .........................................           1,500           1,447


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

                                                                           PAR
                                                                          AMOUNT          VALUE
                                                                       -----------     -----------
                                                                          (DOLLARS IN THOUSANDS)
   7.125%, Due 2/1/2016 ++ .......................................     $       200     $       196
 FTD, Inc., 7.75%, Due 2/15/2014 .................................             923             918
 Houghton Mifflin Co., 8.25%, Due 2/1/2011 .......................           2,405           2,477
 Insight Communications Co., Inc., 12.25%, Due 2/15/2011 .........           2,875           3,033
 Intelsat Bermuda Ltd., 9.25%, Due 6/15/2016 ++ ..................           1,600           1,708
 Intelsat Subsidiary Holding Co Ltd., 8.25%, Due 1/15/2013 .......             800             815
 Kabel Deutschland GMBH, 10.625%, Due 7/1/2014 ++ ................           2,125           2,298
 L-3 Communications Corp., 6.125%, Due 7/15/2013 .................             400             394
 Lamar Media Corp., 7.25%, Due 1/1/2013 ..........................             300             301
 Level 3 Communications, Inc., 11.00%, Due 3/15/2008 .............           1,400           1,438
 Liberty Media LLC, 5.70%, Due 5/15/2013 .........................             300             283
 LIN Television Corp., 6.50%, Due 5/15/2013 ......................             300             285
 Mastec, Inc., 7.75%, Due 2/1/2008 ...............................           1,500           1,500
 Network Communications, Inc., 10.75%, Due 12/1/2013 .............           1,000           1,006
 Nortel Networks Ltd., 9.624%, Due 7/15/2011 ++ # ................           1,750           1,807
 Quebecor Media, Inc., 7.75%, Due 3/15/2016 ......................             100             101
 Qwest Communications International, Inc., 7.50%, Due 2/15/2014 ..             300             306
 Radio One, Inc., 6.375%, Due 2/15/2013 ..........................             200             186
 Rogers Wireless, Inc., 7.25%, Due 12/15/2012 ....................             200             210
 West Corp., 9.50%, Due 10/15/2014 ++ ............................           1,650           1,646
                                                                                       -----------
                                                                                            36,313
                                                                                       -----------

CONSTRUCTION & ENGINEERING - 1.29%
 Beazer Homes USA, Inc.,
   8.375%, Due 4/15/2012 .........................................           1,250           1,278
   8.125%, Due 6/15/2016 + .......................................             300             305
 KB Home,
   7.75%, Due 2/1/2010 ...........................................           1,000           1,013
   9.50%, Due 2/15/2011 ..........................................           1,200           1,242
   6.25%, Due 6/15/2015 ..........................................             200             188
                                                                                       -----------
                                                                                             4,026
                                                                                       -----------

CONSUMER DISCRETIONARY - 2.38%
 Commercial Vehicle Group, Inc., 8.00%, Due 7/1/2013 .............             300             291
 Fresenius Medical Care Capital Trust IV, 7.875%, Due 6/15/2011 ..             300             309
 Levi Strauss & Co., 12.25%, Due 12/15/2012 ......................           1,500           1,673
 Simmons Bedding Co., 7.875%, Due 1/15/2014 + ....................           2,000           1,975
 Spectrum Brands, Inc., 7.375%, Due 2/1/2015 .....................             200             162
 TRW Automotive, Inc., 9.375%, Due 2/15/2013 .....................           2,825           3,026
                                                                                       -----------
                                                                                             7,436
                                                                                       -----------

CONSUMER STAPLES - 2.88%
 Avis Budget Car Rental LLC, 7.625%, Due 5/15/2014 ++ ............           1,000             977
 Blyth, Inc., 5.50%, Due 11/1/2013 ...............................           1,500           1,230
 Dole Food Co., Inc., 7.25%, Due 6/15/2010 .......................             100              93
 Encore Medical Corp., 9.75%, Due 10/1/2012 ......................           3,500           3,929
 Prestige Brands, Inc., 9.25%, Due 4/15/2012 .....................           2,000           2,035
 Royal Caribbean Cruises Ltd., 7.25%, Due 3/15/2018 ..............             400             398


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

                                                                           PAR
                                                                          AMOUNT          VALUE
                                                                       -----------     -----------
                                                                          (DOLLARS IN THOUSANDS)
 Smithfield Foods, Inc., 7.75%, Due 5/15/2013 ....................     $       300     $       310
                                                                                       -----------
                                                                                             8,972
                                                                                       -----------

ELECTRIC/GAS - 0.40%
 Allegheny Energy Supply Co., LLC, 8.25%, Due 4/15/2012 ++ .......             100             109
 Aquila, Inc., 9.95%, Due 2/1/2011 ...............................             300             331
 Hanover Compressor Co., 7.50%, Due 4/15/2013 ....................             200             200
 Midwest Generation LLC, 8.75%, Due 5/1/2034 .....................             300             324
 TXU Corp., 5.55%, Due 11/15/2014 ................................             300             286
                                                                                       -----------
                                                                                             1,250
                                                                                       -----------

ENERGY - 9.39%
 AmeriGas Partners LP/AmeriGas Eagle Finance Corp.,
   7.125%, Due 5/20/2016 .........................................           1,400           1,383
 AmeriGas Partners, L.P., 7.25%, Due 5/20/2015 + .................           1,225           1,222
 Browning-Ferris Industries, Inc., 9.25%, Due 5/1/2021 ...........           1,250           1,313
 Chesapeake Energy Corp., 7.625%, Due 7/15/2013 ..................           3,400           3,523
 Copano Energy LLC, 8.125%, Due 3/1/2016 .........................             300             305
 Dynegy Holdings, Inc., 8.375%, Due 5/1/2016 .....................             300             308
 El Paso Corp., 7.875%, Due 6/15/2012 ............................             200             208
 El Paso Natural Gas Co., 7.625%, Due 8/1/2010 ...................             200             207
 Energy Partners Ltd., 8.75%, Due 8/1/2010 .......................           1,300           1,352
 Holly Energy Partners, 6.25%, Due 3/1/2015 ......................           1,450           1,352
 Inergy L.P./Inergy Finance Corp., 6.875%, Due 12/15/2014 ........           2,224           2,152
 Mariner Energy, Inc., 7.50%, Due 4/15/2013 ++ ...................             300             288
 MarkWest Energy Partners LP / MarkWest Energy Finance Corp.,
   6.875%, Due 11/1/2014 .........................................             300             282
 Massey Energy Co., 6.875%, Due 12/15/2013 .......................           2,700           2,531
 Mirant Americas Generation LLC, 8.30%, Due 5/1/2011 .............           2,000           2,025
 Mirant North America LLC, 7.375%, Due 12/31/2013 ................             100             101
 Mission Energy Holding Co., 13.50%, Due 7/15/2008 ...............           1,145           1,277
 NRG Energy, Inc.,
   7.25%, Due 2/1/2014 ...........................................             200             202
   7.375%, Due 2/1/2016 ..........................................           1,200           1,214
 Peabody Energy Corp.,
   6.875%, Due 3/15/2013 .........................................             100             102
   7.375%, Due 11/1/2016 .........................................             100             104
 PetroHawk Energy Corp., 9.125%, Due 7/15/2013 ++ ................           1,125           1,147
 PetroQuest Energy, Inc., 10.375%, Due 5/15/2012 .................           3,000           3,120
 Pogo Producing Co., 7.875%, Due 5/1/2013 ++ .....................             300             305
 Swift Energy Co.,
   7.625%, Due 7/15/2011 .........................................             900             902
   9.375%, Due 5/1/2012 ..........................................           1,000           1,053
 Tenaska, Inc., 6.528%, Due 12/30/2014 ++ ........................           1,322           1,303
                                                                                       -----------
                                                                                            29,281
                                                                                       -----------

FINANCE - 4.84%
 American Real Estate Partners, L.P., 7.125%, Due 2/15/2013 ......           1,000             997
 CPI International, Inc., 11.298%, Due 2/1/2015 # ................           1,750           1,820
 Crum & Forster Holdings Corp., 10.375%, Due 6/15/2013 + .........           1,600           1,660

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

                                                                           PAR
                                                                          AMOUNT          VALUE
                                                                       -----------     -----------
                                                                          (DOLLARS IN THOUSANDS)
 E*Trade Financial Corp., 8.00%, Due 6/15/2011 ...................     $     3,075     $     3,190
 National Health Investors, Inc., 7.30%, Due 7/16/2007 ...........           1,000             999
 Rainbow National Services LLC, 10.375%, Due 9/1/2014 ++ .........             950           1,057
 Residential Capital Corp., 7.204%, Due 4/17/2009 ++ # ...........           1,900           1,904
 Stripes Acquisition LLC, 10.625%, Due 12/15/2013 ++ .............           1,750           1,899
 Thornburg Mortgage, Inc., 8.00%, Due 5/15/2013 ..................           1,610           1,586
                                                                                       -----------
                                                                                            15,112
                                                                                       -----------

FOOD & DRUG RETAILING - 0.98%
 Rite Aid Corp.,
   8.125%, Due 5/1/2010 ..........................................           2,000           2,020
   9.50%, Due 2/15/2011 ..........................................           1,000           1,040
                                                                                       -----------
                                                                                             3,060
                                                                                       -----------
FOOD/RESTAURANT - 1.35%
 Cott Beverages USA, Inc., 8.00%, Due 12/15/2011 .................           1,700           1,738
 Pilgrim's Pride Corp., 9.625%, Due 9/15/2011 ....................           2,348           2,460
                                                                                       -----------
                                                                                             4,198
                                                                                       -----------
HEALTH CARE - 4.96%
 Athena Neurosciences Financial LLC, 7.25%, Due 2/21/2008 ........           2,450           2,450
 DaVita, Inc., 7.25%, Due 3/15/2015 ..............................           2,400           2,388
 HCA, Inc., 6.50%, Due 2/15/2016 .................................             200             159
 Interactive Health, 8.00%, Due 4/1/2011 ++ ......................           1,259             969
 Omnicare, Inc., 6.875%, Due 12/15/2015 ..........................           2,050           2,009
 Select Medical Corp., 7.625%, Due 2/1/2015 ......................             850             712
 Skilled Healthcare Group, Inc., 11.00%, Due 1/15/2014 ++ ........           1,300           1,430
 Tenet Healthcare Corp.,
   6.375%, Due 12/1/2011 .........................................             100              88
   9.875%, Due 7/1/2014 ..........................................             100              98
 Triad Hospitals, Inc., 7.00%, Due 11/15/2013 ....................           1,250           1,216
 US Oncology Holdings, Inc., 10.675%, Due 3/15/2015 # ............           1,000           1,022
 US Oncology, Inc.,
   9.00%, Due 8/15/2012 ..........................................           1,500           1,554
   10.75%, Due 8/15/2014 .........................................           1,000           1,100
 Vanguard Health Holding Co. II LLC, 9.00%, Due 10/1/2014 ........             300             290
                                                                                       -----------
                                                                                            15,485
                                                                                       -----------

HOTELS, RESTAURANTS & LEISURE - 6.58%
 AMC Entertainment, Inc.,
   9.655%, Due 8/15/2010 # .......................................           1,275           1,316
   9.875%, Due 2/1/2012 ..........................................           1,300           1,344
 AMF Bowling Worldwide, Inc., 10.00%, Due 3/1/2010 ...............           1,950           2,028
 Cinemark, Inc., Zero Coupon, Due 3/15/2014 ^ # ..................           1,350           1,099
 Host Hotels & Resorts LP, 6.875%, Due 11/1/2014 ++ ..............             100             100
 Host Marriott LP, 7.125%, Due 11/1/2013 .........................             400             405
 Majestic Star Casino LLC, 9.50%, Due 10/15/2010 .................           1,500           1,515
 MGM Mirage,
   6.75%, Due 4/1/2013 ...........................................             500             485


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------


                                                                           PAR
                                                                          AMOUNT          VALUE
                                                                       -----------     -----------
                                                                          (DOLLARS IN THOUSANDS)
   6.875%, Due 4/1/2016 ..........................................     $     2,750     $     2,612
 San Pasqual Casino Development Group, 8.00%, Due 9/15/2013 ++ ...           1,800           1,836
 Station Casinos, Inc.,
   6.875%, Due 3/1/2016 ..........................................             400             367
   7.75%, Due 8/15/2016 + ........................................           2,100           2,158
 Travelport, Inc.,
   9.875%, Due 9/1/2014 ++ .......................................             500             493
   11.875%, Due 9/1/2016 ++ ......................................           1,000             985
 Turning Stone Casino Resort, 9.125%, Due 12/15/2010 ++ ..........           3,710           3,784
                                                                                       -----------
                                                                                            20,527
                                                                                       -----------

INDUSTRIALS - 21.80%
 ACIH, Inc., Zero Coupon, Due 12/15/2012 ^ + ++ # ................           1,500           1,020
 Ahern Rentals, Inc., 9.25%, Due 8/15/2013 .......................           1,500           1,541
 Ainsworth Lumber Company Ltd., 6.75%, Due 3/15/2014 .............           1,000             705
 Allied Waste North America, Inc., 5.75%, Due 2/15/2011 ..........             300             289
 Alpha Natural Resources, LLC, 10.00%, Due 6/1/2012 ..............           2,000           2,150
 Altra Industrial Motion, Inc., 9.00%, Due 12/1/2011 .............           1,575           1,606
 BCP Crystal US Holdings Corp., 9.625%, Due 6/15/2014 ............             200             219
 Buckeye Technologies, Inc., 8.00%, Due 10/15/2010 ...............             100              98
 Case New Holland, Inc.,
   9.25%, Due 8/1/2011 ...........................................           2,725           2,892
   7.125%, Due 3/1/2014 ..........................................             100             101
 Casella Waste Systems, Inc., 9.75%, Due 2/1/2013 ................           1,545           1,622
 CHC Helicopter Corp., 7.375%, Due 5/1/2014 ......................           1,787           1,707
 Clean Harbors, Inc., 11.25%, Due 7/15/2012 ......................             650             731
 Communications & Power Industries, Inc., 8.00%, Due 2/1/2012 ....           1,500           1,508
 Crown Americas LLC, 7.75%, Due 11/15/2015 .......................             300             308
 Crystal US Holdings 3 LLC / Crystal US Sub 3 Corp,
   10.50%, Due 10/1/2014 # .......................................           3,990           3,352
 DRS Technologies, Inc., 6.875%, Due 11/1/2013 ...................             300             300
 Dycom Industries, Inc., 8.125%, Due 10/15/2015 ..................           1,500           1,553
 Ford Motor Co., 8.875%, Due 1/15/2022 ...........................             200             173
 Ford Motor Credit Co.,
   5.625%, Due 10/1/2008 .........................................             400             385
   5.80%, Due 1/12/2009 ..........................................           1,700           1,624
   7.375%, Due 10/28/2009 ........................................           1,000             973
   9.875%, Due 8/10/2011 .........................................             250             258
 GenCorp, Inc., 9.50%, Due 8/15/2013 .............................           1,500           1,560
 General Motors Acceptance Corp.,
   6.875%, Due 9/15/2011 .........................................           3,525           3,549
   6.75%, Due 12/1/2014 + ........................................             600             595
 General Motors Corp., 7.70%, Due 4/15/2016 + ....................           1,300           1,159
 Graphic Packaging International Corp.,
   8.50%, Due 8/15/2011 ..........................................             100             103
   9.50%, Due 8/15/2013 ..........................................             200             205
 The Greenbrier Companies, Inc., 8.375%, Due 5/15/2015 ...........           1,625           1,645

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

                                                                           PAR
                                                                          AMOUNT          VALUE
                                                                       -----------     -----------
                                                                          (DOLLARS IN THOUSANDS)
 GSC Holdings Corp., 8.00%, Due 10/1/2012 ........................     $       200     $       207
 GST Equipment Funding, Inc., 13.25%, Due 5/1/2007 ^ ss. * .......           2,500              --
 Intertape Polymer US, Inc., 8.50%, Due 8/1/2014 .................           1,300           1,170
 Jacuzzi Brands, Inc., 9.625%, Due 7/1/2010 ......................           1,060           1,136
 Jefferson Smurfit Corp., 8.25%, Due 10/1/2012 + .................           1,000             970
 Kinetek, Inc., 10.75%, Due 11/15/2006 ...........................           3,000           3,000
 MGM Mirage, 6.625%, Due 7/15/2015 ...............................             500             473
 NBTY, Inc., 7.125%, Due 10/1/2015 ...............................           1,800           1,751
 Nell AF SARL, 8.375%, Due 8/15/2015 + ++ ........................           1,800           1,827
 Nortek, Inc., 8.50%, Due 9/1/2014 ...............................             200             191
 Owens-Brockway Glass Containers, Inc.,
   8.75%, Due 11/15/2012 .........................................           1,500           1,583
   8.25%, Due 5/15/2013 ..........................................           1,000           1,030
   6.75%, Due 12/1/2014 ..........................................           1,050           1,008
 Pinnacle Entertainment, Inc., 8.25%, Due 3/15/2012 ..............             100             101
 Pipe Acquisition Finance PLC, 11.67%, Due 12/15/2010 ++ # .......           1,100           1,111
 Plastipak Holdings, Inc., 8.50%, Due 12/15/2015 ++ ..............           1,475           1,527
 Polypore, Inc., 8.75%, Due 5/15/2012 + ..........................             725             709
 RBS Global, Inc., 9.50%, Due 8/1/2014 ++ ........................             200             207
 Reynolds American, Inc., 7.625%, Due 6/1/2016 ++ ................             400             425
 Samsonite Corp., 8.875%, Due 6/1/2011 ...........................           2,500           2,619
 Sanmina-SCI Corp., 8.125%, Due 3/1/2016 .........................             300             295
 Smurfit Kappa Funding PLC, 7.75%, Due 4/1/2015 ..................             200             188
 Solectron Corp.,
   7.97%, Due 11/15/2006 .........................................           1,500           1,507
   8.00%, Due 3/15/2016 ..........................................             300             302
 Stewart & Stevenson LLC, 10.00%, Due 7/15/2014 ++ ...............           1,000           1,012
 Superior Essex Communications, 9.00%, Due 4/15/2012 .............           2,400           2,454
 Terex Corp.,
   9.25%, Due 7/15/2011 ..........................................           1,000           1,050
   7.375%, Due 1/15/2014 + .......................................           1,760           1,786
 United Rentals North America, Inc.,
   6.50%, Due 2/15/2012 ..........................................           1,650           1,609
   7.75%, Due 11/15/2013 + .......................................           1,800           1,795
 WCA Waste Corp., 9.25%, Due 6/15/2014 ++ ........................           1,000           1,035
                                                                                       -----------
                                                                                            68,009
                                                                                       -----------

MATERIALS - 8.67%
 Abitibi-Consolidated, Inc.,
   6.00%, Due 6/20/2013 ..........................................           1,000             795
   8.375%, Due 4/1/2015 ..........................................             300             261
 BCI US Finance Corp., 10.874%, Due 7/15/2010 ++ # ...............           2,000           2,040
 Compass Minerals International, Inc., Zero Coupon,
   Due 6/1/2013 ^ # ..............................................           1,825           1,729
 Earle M. Jorgensen Co., 9.75%, Due 6/1/2012 .....................           2,155           2,303
 Freeport-McMoRan Copper & Gold, Inc., 6.875%, Due 2/1/2014 ......           1,500           1,493
 Hercules, Inc., 6.75%, Due 10/15/2029 ...........................           1,750           1,693

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

                                                                           PAR
                                                                          AMOUNT          VALUE
                                                                       -----------     -----------
                                                                          (DOLLARS IN THOUSANDS)
 Hexion US Finance Corp/Hexion Nova Scotia Finance ULC,
   9.75%, Due 11/15/2014 ++ ......................................     $     1,000     $       997
 Ineos Group Holdings Plc, 8.50%, Due 2/15/2016 + ++ .............           2,000           1,925
 Lyondell Chemical Co., 10.875%, Due 5/1/2009 + ..................           2,500           2,550
 Nalco Co., 8.875%, Due 11/15/2013 ...............................             400             421
 Neenah Paper, Inc., 7.375%, Due 11/15/2014 + ....................           2,450           2,328
 The Newark Group, Inc., 9.75%, Due 3/15/2014 ....................           2,200           2,156
 Novelis, Inc., 8.25%, Due 2/15/2015 ++ ..........................             400             382
 OM Group, Inc., 9.25%, Due 12/15/2011 ...........................           1,750           1,824
 Phibro Animal Health Corp., 10.00%, Due 8/1/2013 ++ .............           1,250           1,288
 Rhodia SA, 10.25%, Due 6/1/2010 .................................           2,525           2,860
                                                                                       -----------
                                                                                            27,045
                                                                                       -----------

MEDIA - 3.48%
 Advanstar Communications, Inc.,
   10.75%, Due 8/15/2010 .........................................           1,500           1,614
   12.00%, Due 2/15/2011 .........................................           1,375           1,442
 Allbritton Communications Co., 7.75%, Due 12/15/2012 ............           1,608           1,616
 American Media Operations, Inc., 10.25%, Due 5/1/2009 ...........           1,750           1,662
 LBI Media, Inc., 10.125%, Due 7/15/2012 .........................           1,000           1,064
 R.H. Donnelley Corp., 8.875%, Due 1/15/2016 .....................             300             309
 The Sheridan Group, Inc., 10.25%, Due 8/15/2011 .................           2,125           2,168
 WMG Acquisition Corp., 7.375%, Due 4/15/2014 ....................           1,000             978
                                                                                       -----------
                                                                                            10,853
                                                                                       -----------

REAL ESTATE - 0.07%
 Forest City Enterprises, Inc., 7.625%, Due 6/1/2015 .............             200             203
                                                                                       -----------
RETAIL - 2.23%
 Jostens Holding, 10.25%, Due 12/1/2013 # ........................           1,900           1,606
 Jostens IH Corp., 7.625%, Due 10/1/2012 .........................           1,050           1,061
 Michaels Stores, Inc., 10.00%, Due 11/1/2014 ++ .................             200             200
 Phillips-Van Heusen Corp.,
   8.125%, Due 5/1/2013 ..........................................             735             766
   7.75%, Due 11/15/2023 .........................................           1,800           1,836
 Rafaella Apparel Group, Inc., 11.25%, Due 6/15/2011 ++ ..........           1,500           1,500
                                                                                       -----------
                                                                                             6,969
                                                                                       -----------

SERVICES - 0.91%
 Knowledge Learning Corp, Inc., 7.75%, Due 2/1/2015 ++ ...........           3,000           2,843
                                                                                       -----------
TECHNOLOGY - 1.53%
 Celestica, Inc., 7.875%, Due 7/1/2011 + .........................           2,000           2,020
 NXP b.v., 7.875%, Due 10/15/2014 ++ .............................             400             406
 Sungard Data Systems, Inc.,
   9.125%, Due 8/15/2013 .........................................           1,950           2,023
   10.25%, Due 8/15/2015 .........................................             300             314
                                                                                       -----------
                                                                                             4,763
                                                                                       -----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

                                                                           PAR
                                                                          AMOUNT          VALUE
                                                                       -----------     -----------
                                                                          (DOLLARS IN THOUSANDS)
TELECOMMUNICATION SERVICES - 2.33%
 Block Communications, Inc., 8.25%, Due 12/15/2015 ++ ............     $     2,000     $     1,970
 Cablevision Systems Corp., 8.00%, Due 4/15/2012 .................             100              97
 Dobson Cellular Systems, Inc.,
   8.375%, Due 11/1/2011 ++ ......................................           1,800           1,870
   9.875%, Due 11/1/2012 .........................................             300             324
 Inmarsat Finance PLC, Zero Coupon, Due 11/15/2012 ...............             300             268
 Millicom International Cellular SA, 10.00%, Due 12/1/2013 .......             300             323
 Rural Cellular Corp., 8.25%, Due 3/15/2012 ......................           1,000           1,029
 Stratos Global Corp., 9.875%, Due 2/15/2013 ++ ..................           1,200           1,080
 Windstream Corp., 8.625%, Due 8/1/2016 ++ .......................             300             324
                                                                                       -----------
                                                                                             7,285
                                                                                       -----------

TELEPHONE - 0.07%
 Wind Acquisition Finance SA, 10.75%, Due 12/1/2015 ++ ...........             200             222
                                                                                       -----------
 TOTAL CORPORATE OBLIGATIONS                                                               293,184
                                                                                       -----------


                                                                         SHARES
                                                                       -----------
SHORT TERM INVESTMENTS - 4.19%
 American Beacon Money Market Select Fund @ ......................      13,082,422          13,082
                                                                                       -----------
SECURITIES LENDING COLLATERAL - 6.49%
 AIM Short-Term Investment Company Liquid Asset Fund .............         333,623             334




                                                                           PAR
                                                                          AMOUNT
                                                                       -----------
 Citigroup Global Markets, Inc. Master Note ......................     $    10,000          10,000
 Merrill Lynch Pierce Fenner & Smith, Inc. Tri Party Repo ........           9,900           9,900
                                                                                       -----------
 TOTAL SECURITIES LENDING COLLATERAL                                                        20,234
                                                                                       -----------
TOTAL INVESTMENTS - 104.66% (COST $325,701)                                            $   326,500
LIABILITIES, NET OF OTHER ASSETS - (4.66%)                                                 (14,523)
                                                                                       -----------
TOTAL NET ASSETS - 100.00%                                                             $   311,977
                                                                                       ===========

     Percentages are stated as a percent of net assets.

^    Non-income producing security.

+    All or a portion of this security is on loan at October 31, 2006.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $55,931 or 17.93% of net assets. The Fund has no right to demand registration of these securities.

# The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

ss.  In Default

* Valued at fair value pursuant to procedures approved by the Board of Trustees.

@    The Fund/Trust is affiliated by having the same investment advisor.


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 2006
--------------------------------------------------------------------------------

                                                         SHARES            VALUE
                                                      ------------      ------------
                                                          (DOLLARS IN THOUSANDS)
COMMON STOCKS - 4.55%
CONSUMER DISCRETIONARY - 0.62%
 AUTOMOBILES - 0.28%
  Harley-Davidson, Inc. + .......................            5,180      $        356
                                                                        ------------
 SPECIALTY RETAIL - 0.34%
  The Home Depot, Inc. ..........................           11,500               429
                                                                        ------------
 TOTAL CONSUMER DISCRETIONARY                                                    785
                                                                        ------------
FINANCIALS - 0.89%
 DIVERSIFIED FINANCIALS - 0.68%
  The Goldman Sachs Group, Inc. + ...............            4,500               854
                                                                        ------------
 INSURANCE - 0.21%
  Manulife Financial Corp. + ....................            8,250               268
                                                                        ------------
 TOTAL FINANCIALS                                                              1,122
                                                                        ------------

HEALTH CARE - 0.25%
 PHARMACEUTICALS - 0.25%
  Pfizer, Inc. ..................................           11,500               306
                                                                        ------------
INDUSTRIALS - 0.27%
 COMMERCIAL SERVICES & SUPPLIES - 0.27%
  Manpower, Inc. ................................            5,000               339
                                                                        ------------

INFORMATION TECHNOLOGY - 2.52%
 COMMUNICATIONS EQUIPMENT - 0.80%
  Cisco Systems, Inc. ^ .........................           21,180               511
  Nokia Corp., ADR ..............................           25,000               497
                                                                        ------------
                                                                               1,008
                                                                        ------------

 IT CONSULTING & SERVICES - 0.74%
  Cognizant Technology Solutions Corp. ^ ........            4,000               301
  Infosys Technologies Ltd., ADR + ..............           12,200               636
                                                                        ------------
                                                                                 937
                                                                        ------------

 SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.40%
  Atmel Corp. ^ .................................           86,500               497
                                                                        ------------
 SOFTWARE - 0.29%
  Oracle Corp. ^ ................................           20,000               369
                                                                        ------------
 TECHNOLOGY - 0.29%
  BEA Systems, Inc. ^ ...........................           22,000               358
                                                                        ------------
 TOTAL INFORMATION TECHNOLOGY                                                  3,169
                                                                        ------------
 TOTAL COMMON STOCKS                                                           5,721
                                                                        ------------

                                                         SHARES            VALUE
                                                      ------------      ------------
                                                          (DOLLARS IN THOUSANDS)
CONVERTIBLE PREFERRED STOCKS -
3.22%
FINANCIALS - 2.65%
 BANKS - 0.31%
  Washington Mutual, Inc. + .....................            7,200      $        389
                                                                        ------------

 DIVERSIFIED FINANCIALS - 1.03%
  Lazard Ltd. ...................................           10,250               376
  Lehman Brothers Holdings, Inc. + ..............           15,300               421
  Morgan Stanley Group, Inc. ....................           11,500               499
                                                                        ------------
                                                                               1,296
                                                                        ------------

 INSURANCE - 1.31%
  Genworth Financial, Inc. ......................           16,300               588
  MetLife, Inc. .................................           21,000               622
  Travelers Property Casualty Corp. + ...........           17,250               448
                                                                        ------------
                                                                               1,658
                                                                        ------------
 TOTAL FINANCIALS                                                              3,343
                                                                        ------------
INDUSTRIALS - 0.57%
  General Motors Corp. ..........................           30,000               712
                                                                        ------------
 TOTAL CONVERTIBLE PREFERRED STOCKS                                            4,055
                                                                        ------------


                                                          PAR
                                                         AMOUNT
                                                      ------------
CORPORATE OBLIGATIONS - 33.72%
 BANKS - 6.83%
  Banco Popular North America, Inc., 4.25%,
   Due 4/1/2008 .................................     $        300               294
  Bank of America Corp., 3.375%, Due
   2/17/2009 ....................................              350               337
  Bank One Corp., 4.90%, Due 4/30/2015 ..........              350               337
  Capital One Bank,
   4.25%, Due 12/1/2008 .........................            1,000               980
   5.125%, Due 2/15/2014 ........................              330               325
  Citigroup, Inc., 5.125%, Due 2/14/2011 + ......            1,000             1,000
  Credit Suisse First Boston, 6.50%, Due
   5/1/2008 ++ ..................................              500               509
  ING Bank, NV, 5.125%, Due 5/1/2015 ++ .........              300               294
  National City Bank, 4.50%, Due 3/15/2010 ......            1,500             1,464
  Synovus Financial Corp., 4.875%, Due
   2/15/2013 ....................................              350               343
  Wachovia Corp., 6.40%, Due 4/1/2008 ...........            1,500             1,525
  Washington Mutual, Inc.,
   8.25%, Due 4/1/2010 ..........................              500               542
   4.625%, Due 4/1/2014 .........................              700               656
                                                                        ------------
                                                                               8,606
                                                                        ------------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006

                                                          PAR
                                                         AMOUNT            VALUE
                                                      ------------      ------------
                                                          (DOLLARS IN THOUSANDS)
 BEVERAGES - 0.24%
  Constellation Brands, Inc., 7.25%, Due
   9/1/2016 .....................................     $        300      $        305
                                                                        ------------

 COMMUNICATIONS - 0.63%
  Comcast Cable Communications Holdings,
   Inc., 8.375%, Due 3/15/2013 ..................              700               800
                                                                        ------------

 CONSUMER DISCRETIONARY - 0.38%
  Supervalu, Inc., 7.50%, Due 11/15/2014 ........              325               331
  Wesco Distribution, Inc., 7.50%, Due
   10/15/2017 ...................................              150               151
                                                                        ------------
                                                                                 482
                                                                        ------------

 ELECTRIC/GAS - 0.62%
  MidAmerican Energy Holdings Co., 3.50%,
   Due 5/15/2008 ................................              800               779
                                                                        ------------

 FINANCE - 8.76%
  American General Finance Corp., 4.875%,
   Due 5/15/2010 ................................              300               296
  The Bear Stearns Cos., Inc., 2.875%, Due
   7/2/2008 .....................................              800               771
  Countrywide Home Loans, Inc., 3.25%, Due
   5/21/2008 + ..................................            1,000               971
  E*Trade Financial Corp.,
   7.375%, Due 9/15/2013 ........................              150               154
   7.875%, Due 12/1/2015 ........................              300               317
  General Electric Capital Corp., 4.125%, Due
   3/4/2008 .....................................            2,000             1,973
  The Goldman Sachs Group, Inc., 4.75%, Due
   7/15/2013 ....................................              350               338
  HSBC Finance Corp., 5.25%, Due 1/14/2011 ......            2,200             2,204
  International Lease Finance Corp., 6.375%,
   Due 3/15/2009 ................................              725               743
  Lehman Brothers Holdings, Inc., 4.25%, Due
   1/27/2010 ....................................            1,000               972
  Merrill Lynch & Co., Inc., 6.00%, Due
   2/17/2009 ....................................            1,000             1,017
  SLM Corp., 4.00%, Due 1/15/2009 ...............            1,300             1,268
                                                                        ------------
                                                                              11,024
                                                                        ------------

 HEALTH CARE - 0.21%
  Tenet Healthcare Corp., 9.25%, Due
   2/1/2015 .....................................              275               261
                                                                        ------------

 INDUSTRIALS - 6.58%
  AmeriPath, Inc., 10.50%, Due 4/1/2013 .........              400               430
  BHP Billiton Finance USA Ltd., 4.80%, Due
   4/15/2013 ....................................              350               340
  Bunge Ltd Finance Corp.,
   7.80%, Due 10/15/2012 ........................              200               219

                                                          PAR
                                                         AMOUNT            VALUE
                                                      ------------      ------------
                                                          (DOLLARS IN THOUSANDS)
  5.35%, Due 4/15/2014 .......................        $       250       $       242
 Caterpillar Financial Services Corp., 4.15%,
  Due 1/15/2010 ................................            1,000               970
 Cisco Systems, Inc., 5.25%, Due 2/22/2011 .....              350               352
 DaimlerChrysler NA Holding Corp.,
  4.75%, Due 1/15/2008 .........................              325               322
  5.875%, Due 3/15/2011 ........................              350               353
 DirecTV Holdings LLC/DirecTV Financing Co.
  8.375%, Due 3/15/2013 ........................              300               311
 Dole Food Co., Inc., 8.875%, Due
  3/15/2011 + ..................................              142               135
 DST Systems, Inc., 3.625%, Due 8/15/2023 ......              485               644
 EOG Resources, Inc., 4.75%, Due 3/15/2014 ++ ..              350               337
 Equistar Chemicals, LP, 10.625%, Due
  5/1/2011 .....................................              400               428
 Expedia, Inc., 7.456%, Due 8/15/2018 ..........              300               313
 Ford Motor Credit Co., 8.625%, Due
  11/1/2010 ....................................              285               284
 Gardner Denver, Inc., 8.00%, Due 5/1/2013 .....              300               313
 GSC Holdings Corp., 8.00%, Due 10/1/2012 + ....              225               233
 John Deere Capital Corp., 4.125%, Due
  1/15/2010 ....................................            1,000               969
 NBTY, Inc., 7.125%, Due 10/1/2015 .............              150               146
 Nissan Motor Acceptance Corp., 4.625%,
  Due 3/8/2010 ++ ..............................              590               575
 Union Pacific Corp., 6.50%, Due 4/15/2012 + ...              350               370
                                                                        -----------
                                                                              8,286
                                                                        -----------

INSURANCE - 4.61%
 Aegon Funding Corp., 5.75%, Due 12/15/2020 ....              350               356
 ASIF Global Financing, 3.90%, Due
  10/22/2008 ++ ................................              500               488
 Genworth Global Funding Trusts, 5.125%,
  Due 3/15/2011 ................................            1,000               999
 John Hancock Global FDG II, 3.75%, Due
  9/30/2008 ++ .................................            1,000               973
 Lincoln National Corp., 4.75%, Due
  2/15/2014 ....................................              200               190
 MassMutual Global Funding II, 3.80%, Due
  4/15/2009 ++ .................................            1,000               970
 Metropolitan Life Global Funding I, 4.625%,
  Due 8/19/2010 ++ .............................            1,500             1,471
 Prudential Financial, Inc., 4.50%, Due
  7/15/2013 ....................................              375               357
                                                                        -----------
                                                                              5,804
                                                                        -----------

MATERIALS - 0.34%
 Freeport-McMoRan Copper & Gold,
  Inc., 10.125%, Due 2/1/2010 ..................              400               423
                                                                        -----------

REAL ESTATE - 1.54%
 EOP Operating Limited Partnership, 4.75%,
  Due 3/15/2014 ................................              350               333


--------------------------------------------------------------------------------
                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

                                                          PAR
                                                         AMOUNT            VALUE
                                                      ------------      ------------
                                                          (DOLLARS IN THOUSANDS)
 iStar Financial, Inc., 5.875%, Due
  3/15/2016 + ..................................     $        500       $       498
 ProLogis, 5.50%, Due 4/1/2012 .................              350               350
 Simon Property Group LP,
  6.375%, Due 11/15/2007 .......................              400               404
  5.375%, Due 6/1/2011 .........................              350               351
                                                                        -----------
                                                                              1,936
                                                                        -----------

TECHNOLOGY - 0.46%
 Celestica, Inc., 7.875%, Due 7/1/2011 + .......              260               263
 Sungard Data Systems, Inc., 9.125%, Due
  8/15/2013 ....................................              300               311
                                                                        -----------
                                                                                574
                                                                        -----------

TELEPHONE - 2.52%
 AT&T, Inc., 5.625%, Due 6/15/2016 + ...........              350               350
 France Telecom SA, 7.75%, Due 3/1/2011 ........              680               747
 Sprint Capital Corp.,
  6.00%, Due 1/15/2007 .........................            1,200             1,200
  8.375%, Due 3/15/2012 ........................              350               394
 Syniverse Technologies, Inc., 7.75%, Due
  8/15/2013 ....................................              200               192
 Telefonos de Mexico, S.A. de C.V., 5.50%,
  Due 1/27/2015 ................................              300               292
                                                                        -----------
                                                                              3,175
                                                                        -----------
TOTAL CORPORATE OBLIGATIONS                                                  42,455
                                                                        -----------
CONVERTIBLE OBLIGATIONS - 13.27%
BANKS - 0.54%
 Bank of America Corp., 0.25%, Due
  1/26/2010 ....................................              265               279
 Deutsche Bank Luxembourg SA, 5.689%, Due
  5/1/2012 ++ # ................................              110               132
 Wachovia Corp., 0.25%, Due 12/15/2010 .........              280               266
                                                                        -----------
                                                                                677
                                                                        -----------

COMMUNICATIONS - 1.07%
 Liberty Media LLC, 0.75%, Due 3/30/2023 .......              505               597
 Omnicom Group, Inc., Zero Coupon, Due
  7/1/2038 ^ ...................................              700               745
                                                                        -----------
                                                                              1,342
                                                                        -----------

CONSUMER DISCRETIONARY - 1.17%
 Alza Corp., Zero Coupon, Due 7/28/2020 ^ ......              350               324
 Carnival Corp., 2.00%, Due 4/15/2021 ..........              510               650
 Laboratory Corp of America Holdings, Zero
 Coupon, Due 9/11/2021 ^ .......................              375               346
 United Auto Group, Inc., 3.50%, Due
  4/1/2026 ++ ..................................              135               154
                                                                        -----------
                                                                              1,474
                                                                        -----------


                                                          PAR
                                                         AMOUNT            VALUE
                                                      ------------      ------------
                                                          (DOLLARS IN THOUSANDS)
ELECTRIC UTILITIES - 0.42%
 CenterPoint Energy, Inc., 3.75%, Due
  5/15/2023 ....................................     $        390       $       533
                                                                        -----------
ENERGY - 0.52%
 Schlumberger Ltd., 2.125%, Due 6/1/2023 .......              400               660
                                                                        -----------
FINANCE - 0.57%
 American Financial Group, Inc., 1.486%,
  Due 6/2/2033 .................................              625               350
 Fortis Insurance NV, 7.75%, Due 1/26/2008 ++ ..              275               374
                                                                        -----------
                                                                                724
                                                                        -----------
HEALTH CARE - 0.44%
 Advanced Medical Optics, Inc.,
  2.50%, Due 7/15/2024 .........................              300               311
  3.25%, Due 8/1/2026 ++ .......................              250               243
                                                                        -----------
                                                                                554
                                                                        -----------
HOTELS, RESTAURANTS & LEISURE - 0.13%
 International Game Technology, Inc., Zero
  Coupon, Due 1/29/2033 ^ ......................              175               158
                                                                        -----------
INDUSTRIALS - 4.72%
 Alliant Techsystems, Inc., 2.75%, Due
  9/15/2011 ++ .................................              320               322
 Armor Holdings, Inc., 2.00%, Due 11/1/2024 ....              275               318
 Best Buy Co., Inc., 2.25%, Due 1/15/2022 + ....              120               149
 CSG Systems International, Inc., 2.50%, Due
  6/15/2024 ....................................              275               314
 CSX Corp., Zero Coupon, Due 10/30/2021 ^ ......              315               404
 Danaher Corp., Zero Coupon, Due
  1/22/2021 ^ ..................................              320               337
 Fisher Scientific International, Inc., 3.25%,
  Due 3/1/2024 + ...............................              700               867
 Grey Wolf, Inc., 5.322%, Due 4/1/2024 # .......              215               278
 Kaydon Corp., 4.00%, Due 5/23/2023 ............              115               170
 Lockheed Martin Corp., 5.155%, Due
  8/15/2033 + # ................................              515               654
 Nabors Industries, Inc., Zero Coupon, Due
  6/15/2023 ^ ..................................              280               298
 Regal-Beloit Corp., 2.75%, Due 3/15/2024 ......              210               406
 SEACOR Holdings, Inc., 2.875%, Due
  12/15/2024 ...................................              400               541
 Vishay Intertechnology, Inc., 3.625%, Due
  8/1/2023 .....................................              150               149
 The Walt Disney Co., 2.125%, Due
  4/15/2023 + ..................................              650               739
                                                                        -----------
                                                                              5,946
                                                                        -----------
INFORMATION TECHNOLOGY - 1.30%
 Amdocs Ltd., 0.50%, Due 3/15/2024 + ...........              285               301


--------------------------------------------------------------------------------
                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

                                                          PAR
                                                         AMOUNT            VALUE
                                                      ------------      ------------
                                                          (DOLLARS IN THOUSANDS)
  Cadence Design Systems, Inc., Zero
   Coupon, Due 8/15/2023 ^ ......................     $        260      $        309
  CommScope, Inc., 1.00%, Due 3/15/2024 .........              140               216
  Electronic Data Systems Corp., 3.875%, Due
   7/15/2023 ....................................              250               255
  Symantec Corp., 0.75%, Due 6/15/2011 ++ .......              480               555
                                                                        ------------
                                                                               1,636
                                                                        ------------

 PHARMACEUTICALS - 0.86%
  Allergan, Inc., 1.50%, Due 4/1/2026 ++ ........              260               276
  Gilead Sciences, Inc., 0.50%,
   Due 5/1/2011 ++ ..............................              550               579
  Valeant Pharmaceuticals
   International, 4.00%, Due 11/15/2013 + .......              240               230
                                                                        ------------
                                                                               1,085
                                                                        ------------

 SERVICES - 0.49%
  priceline.com, Inc.,
   0.50%, Due 9/30/2011 ++ ......................              160               180
   2.25%, Due 1/15/2025 .........................              140               171
  Quanta Services, Inc.,
   4.50%, Due 10/1/2023 .........................               55                96
   3.75%, Due 4/30/2026++ .......................              150               163
                                                                        ------------
                                                                                 610
                                                                        ------------

 TECHNOLOGY - 0.23%
  SanDisk Corp., 1.00%, Due 5/15/2013 + .........              320               290
                                                                        ------------
 TELEPHONE - 0.81%
  NII Holdings, Inc., 2.75%, Due 8/15/2025++ ....              700             1,024
                                                                        ------------
 TOTAL CONVERTIBLE OBLIGATIONS                                                16,713
                                                                        ------------

NON-AGENCY MORTGAGE-BACKED
OBLIGATIONS - 1.78%
 COMMERCIAL MORTGAGE-BACKED SECURITY - 0.79%
  Banc of America Commercial Mortgage,
   Inc., 2005-6, 5.001%, Due 9/10/2047 ..........              717               715
  JP Morgan Chase Commercial Mortgage
   Securities Corp., 4.655%, Due 8/15/2042 ......              287               285
                                                                        ------------
                                                                               1,000
                                                                        ------------

 WHOLE LOAN COLLATERALIZED MORTGAGE
 OBLIGATIONS - 0.99%
  Capital One Multi-Asset Execution
   Trust, 2006 A, 5.15%, Due 6/15/2014 ..........            1,000             1,008
  JP Morgan Chase Commercial Mortgage
   Securities Corp., 4.613%, Due 10/15/2042 .....              235               233
                                                                        ------------
                                                                               1,241
                                                                        ------------
 TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS                                  2,241
                                                                        ------------
ASSET-BACKED SECURITIES - 9.55%
 AUTO LOAN - 2.38%
  Banc of America Securities Auto
   Trust, 2005-WF1, 4.08%, Due 4/18/2010 ........            1,000               984

                                                          PAR
                                                         AMOUNT            VALUE
                                                     ------------      ------------
                                                          (DOLLARS IN THOUSANDS)
 Chase Manhattan Auto Owner Trust, 2006-A
  A4, 5.36%, Due 1/15/2013 .....................     $      2,000      $      2,016
                                                                       ------------
                                                                              3,000
                                                                       ------------
OTHER ASSET-BACKED - 7.17%
 American Express Credit Account Master
  Trust, 2006-2 A, 5.35%, Due 1/15/2014 ........            2,000             2,033
 Capital Auto Receivables Asset
  Trust, 2006-1A, 5.32%, Due 3/20/2010 ++ ......            2,000             2,007
 Harley-Davidson Motorcycle Trust, 2005-1,
  3.76%, Due 12/17/2012 ........................            1,000               982
 HSBC Automotive Trust, 2005-1, 4.35%, Due
  6/18/2012 ....................................            1,000               984
 John Deere Owner Trust, 2006-A Class A4,
  5.39%, Due 6/17/2013 .........................            2,000             2,024
 Volkswagen Auto Loan Enhanced
  Trust, 2005-1, 4.86%, Due 4/20/2012 ..........            1,000               996
                                                                       ------------
                                                                              9,026
                                                                       ------------
TOTAL ASSET-BACKED SECURITIES                                                12,026
                                                                       ------------

U.S. AGENCY MORTGAGE-BACKED
OBLIGATIONS - 1.18%
 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.48%
  Pool # 545759, 6.50%, Due 7/1/2032 ...........              593               608
                                                                       ------------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.70%
  Pool # 780921, 7.00%, Due 11/15/2013 .........              220               227
  2006-9 A, 4.201%, Due 8/16/2026 ..............              668               652
                                                                       ------------
                                                                                879
                                                                       ------------
TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS                                 1,487
                                                                       ------------
U.S. AGENCY OBLIGATIONS - 2.08%
 FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.66%
  5.50%, Due 7/18/2016 + .......................            2,000             2,081
                                                                       ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.42%
  6.625%, Due 11/15/2010 .......................              500               532
                                                                       ------------
TOTAL U.S. AGENCY OBLIGATIONS ..................                              2,613
                                                                       ------------
U.S. TREASURY OBLIGATIONS - 20.37%
 U.S. TREASURY BONDS - 0.83%
  8.75%, Due 8/15/2020 + .......................              750             1,049
                                                                       ------------
 U.S. TREASURY NOTES - 19.54%
  3.875%, Due 5/15/2010 + ......................            2,000             1,954
  4.875%, Due 4/30/2011 + ......................            4,350             4,402
  4.375%, Due 8/15/2012 + ......................            7,000             6,936
  4.00%, Due 2/15/2014 .........................            5,000             4,817
  4.75%, Due 5/15/2014 + .......................            3,550             3,586


--------------------------------------------------------------------------------
                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

                                                          PAR
                                                         AMOUNT            VALUE
                                                      ------------     ------------
                                                          (DOLLARS IN THOUSANDS)
  4.875%, Due 8/15/2016 + ......................     $      2,850      $      2,909
                                                                       ------------
                                                                             24,604
                                                                       ------------
TOTAL U.S. TREASURY OBLIGATIONS                                              25,653
                                                                       ------------

                                                         SHARES
                                                      ------------
SHORT TERM INVESTMENTS - 9.47%
  American Beacon Money Market Select
   Fund ss. ....................................       11,924,150            11,924
                                                                       ------------
SECURITIES LENDING COLLATERAL -
21.41%
  American Beacon Cash Plus Trust ss. ..........       18,552,806            18,553
  American Beacon Money Market Select
   Fund ss. ....................................        8,408,509             8,408
                                                                       ------------
 TOTAL SECURITIES LENDING COLLATERAL                                         26,961
                                                                       ------------
 TOTAL INVESTMENTS 120.60% - (COST $148,579)                                151,849
LIABILITIES, NET OF OTHER ASSETS - (20.60%)                                 (25,934)
                                                                       ------------
TOTAL NET ASSETS - 100.00%                                             $    125,915
                                                                       ============


     Percentages are stated as a percent of net assets.

^    Non-income producing security.

+    All or a portion of this security is on loan at October 31, 2006.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $11,626 or 9.23% of net assets. The Fund has no right to demand registration of these securities.

# The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

ss.  The Fund/Trust is affiliated by having the same investment advisor.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2006
--------------------------------------------------------------------------------


                                                                                             PAR
                                                                                            AMOUNT         VALUE
                                                                                          ----------     ----------
                                                                                            (DOLLARS IN THOUSANDS)
CORPORATE OBLIGATIONS - 28.24%
BANKS - 4.70%
 Banco Popular North America, Inc., 4.25%, Due 4/1/2008 .............................     $      200     $      196
 Bank of America Corp.,
   3.375%, Due 2/17/2009 + ..........................................................            200            193
   5.375%, Due 8/15/2011 ............................................................            385            389
 Bank One Corp.,
   5.90%, Due 11/15/2011 ............................................................            440            452
   4.90%, Due 4/30/2015 .............................................................            200            192
 Capital One Bank,
   6.70%, Due 5/15/2008 .............................................................            350            357
   5.125%, Due 2/15/2014 + ..........................................................            220            216
 Credit Suisse First Boston, 6.50%, Due 5/1/2008 ++ .................................            350            356
 ING Bank, NV, 5.125%, Due 5/1/2015 ++ ..............................................            250            245
 National City Bank, 4.50%, Due 3/15/2010 ...........................................            500            488
 PNC Funding Corp., 4.20%, Due 3/10/2008 ............................................            355            349
 Synovus Financial Corp., 4.875%, Due 2/15/2013 .....................................            200            196
 Wachovia Corp., 5.70%, Due 8/1/2013 ................................................            245            251
 Washington Mutual Finance Corp., 6.875%, Due 5/15/2011 .............................            230            246
 Washington Mutual, Inc.,
   8.25%, Due 4/1/2010 ..............................................................            150            163
   4.625%, Due 4/1/2014 + ...........................................................            350            328
                                                                                                         ----------
                                                                                                              4,617
                                                                                                         ----------
COMMUNICATIONS - 1.16%
 Comcast Cable Communications Holdings, Inc., 8.375%, Due 3/15/2013 .................            350            400
 Comcast Corp.,
   7.625%, Due 2/15/2008 ............................................................            230            236
   5.30%, Due 1/15/2014 .............................................................            220            215
 Time Warner, Inc., 7.70%, Due 5/1/2032 .............................................            250            285
                                                                                                         ----------
                                                                                                              1,136
                                                                                                         ----------
CONSUMER DISCRETIONARY - 1.10%
 Carnival Corp., 3.75%, Due 11/15/2007 ..............................................            380            373
 Wal-Mart Stores, Inc.,
   4.55%, Due 5/1/2013 ..............................................................            280            271
   7.55%, Due 2/15/2030 .............................................................            350            432
                                                                                                         ----------
                                                                                                              1,076
                                                                                                         ----------
ELECTRIC/GAS - 2.80%
 Canadian Natural Resources Ltd., 6.00%, Due 8/15/2016 ..............................            215            218
 Columbus Southern Power Co., 5.50%, Due 3/1/2013 ...................................            320            321
 FPL Group Capital, Inc.,
   5.551%, Due 2/16/2008 ............................................................            230            231
   5.625%, Due 9/1/2011 .............................................................            240            243
 MidAmerican Energy Holdings Co.,
   5.875%, Due 10/1/2012 ............................................................            405            414


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------


                                                                                             PAR
                                                                                            AMOUNT         VALUE
                                                                                          ----------     ----------
                                                                                            (DOLLARS IN THOUSANDS)
   6.125%, Due 4/1/2036 .............................................................     $      300     $      309
 PSI Energy, Inc., 6.05%, Due 6/15/2016 .............................................            205            210
 Public Service Enterprise Group, Inc., 6.95%, Due 6/1/2012 .........................            355            377
 Puget Sound Energy, Inc., 6.274%, Due 3/15/2037 ....................................            160            165
 Xcel Energy, Inc., 7.00%, Due 12/1/2010 ............................................            250            265
                                                                                                         ----------
                                                                                                              2,753
                                                                                                         ----------
FINANCE - 4.17%
 American General Finance Corp.,
   5.375%, Due 9/1/2009 + ...........................................................            385            387
   4.875%, Due 5/15/2010 ............................................................            200            197
 Ameriprise Financial, Inc., 5.35%, Due 11/15/2010 ..................................            335            337
 The Bear Stearns Cos., Inc., 2.875%, Due 7/2/2008 ..................................            400            386
 General Electric Capital Corp., 4.375%, Due 3/3/2012 ...............................            350            337
 The Goldman Sachs Group, Inc., 4.75%, Due 7/15/2013 ................................            250            241
 HSBC Finance Corp.,
   4.75%, Due 4/15/2010 + ...........................................................            250            247
   5.25%, Due 1/14/2011 .............................................................            800            802
 International Lease Finance Corp., 6.375%, Due 3/15/2009 ...........................            250            256
 Merrill Lynch & Co., Inc.,
   6.00%, Due 2/17/2009 .............................................................            500            508
   5.45%, Due 7/15/2014 + ...........................................................            160            161
 SLM Corp., 5.45%, Due 4/25/2011 ....................................................            240            241
                                                                                                         ----------
                                                                                                              4,100
                                                                                                         ----------
INDUSTRIALS - 6.65%
 Abbott Laboratories, 5.60%, Due 5/15/2011 ..........................................            170            173
 Amgen, Inc., 4.00%, Due 11/18/2009 + ...............................................            210            204
 Baxter International, Inc., 5.90%, Due 9/1/2016 ....................................            265            273
 BHP Billiton Finance USA Ltd., 4.80%, Due 4/15/2013 ................................            200            194
 Bunge Ltd Finance Corp.,
   7.80%, Due 10/15/2012 ............................................................            150            164
   5.35%, Due 4/15/2014 .............................................................            100             97
 Caterpillar, Inc., 6.05%, Due 8/15/2036 ............................................            145            152
 Cisco Systems, Inc.,
   5.25%, Due 2/22/2011 .............................................................            425            428
   5.50%, Due 2/22/2016 .............................................................            270            273
 CRH America, Inc., 6.00%, Due 9/30/2016 ............................................            135            136
 DaimlerChrysler NA Holding Corp.,
   4.75%, Due 1/15/2008 .............................................................            315            312
   5.875%, Due 3/15/2011 ............................................................            200            201
 EOG Resources, Inc., 4.75%, Due 3/15/2014 ++ .......................................            225            217
 John Deere Capital Corp., 5.40%, Due 4/7/2010 ......................................            235            237
 Lockheed Martin Corp., 7.20%, Due 5/1/2036 .........................................            165            198
 Martin Marietta Materials, Inc., 6.90%, Due 8/15/2007 ..............................            300            302
 Masco Corp., 6.125%, Due 10/3/2016 .................................................            135            136
 Motorola, Inc., 8.00%, Due 11/1/2011 ...............................................            245            273


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------


                                                                                             PAR
                                                                                            AMOUNT         VALUE
                                                                                          ----------     ----------
                                                                                            (DOLLARS IN THOUSANDS)
 Nissan Motor Acceptance Corp., 5.625%, Due 3/14/2011 ++ ............................     $      300     $      302
 Northrop Grumman Corp., 4.079%, Due 11/16/2006 .....................................            150            150
 Pemex Project Funding Master Trust, 8.50%, Due 2/15/2008 ...........................            275            285
 Schering-Plough Corp., 6.75%, Due 12/1/2033 + ......................................            340            379
 Union Pacific Corp.,
   3.875%, Due 2/15/2009 ............................................................            335            325
   6.50%, Due 4/15/2012 + ...........................................................            200            211
 Weatherford International Ltd., 6.50%, Due 8/1/2036 ................................            130            133
 WellPoint, Inc., 3.75%, Due 12/14/2007 .............................................            235            231
 Weyerhaeuser Co., 5.95%, Due 11/1/2008 .............................................            210            212
 Wyeth Corp., 5.50%, Due 2/1/2014 ...................................................            335            337
                                                                                                         ----------
                                                                                                              6,535
                                                                                                         ----------
INSURANCE - 2.88%
 Aegon Funding Corp., 5.75%, Due 12/15/2020 .........................................            200            203
 American International Group, Inc., 6.25%, Due 5/1/2036 ............................            300            321
 ASIF Global Financing, 3.90%, Due 10/22/2008 ++ ....................................            300            293
 The Chubb Corp., 4.934%, Due 11/16/2007 ............................................            355            354
 Hartford Financial Services Group, Inc., 5.663%, Due 11/16/2008 ....................            310            312
 Lincoln National Corp., 4.75%, Due 2/15/2014 .......................................            100             95
 MetLife, Inc.,
   5.375%, Due 12/15/2012 ...........................................................            240            242
   5.00%, Due 6/15/2015 .............................................................            170            165
 Metropolitan Life Global Funding I, 4.625%, Due 8/19/2010 ++ .......................            300            294
 Prudential Financial, Inc.,
   3.75%, Due 5/1/2008 ..............................................................            130            127
   4.50%, Due 7/15/2013 .............................................................            225            214
   5.10%, Due 9/20/2014 .............................................................            210            206
                                                                                                         ----------
                                                                                                              2,826
                                                                                                         ----------
REAL ESTATE - 1.52%
 EOP Operating Limited Partnership, 4.75%, Due 3/15/2014 ............................            200            190
 Equity Residential, 5.125%, Due 3/15/2016 ..........................................            185            180
 iStar Financial, Inc., 5.875%, Due 3/15/2016 + .....................................            300            299
 ProLogis, 5.50%, Due 4/1/2012 ......................................................            200            200
 ProLogis Trust, 7.10%, Due 4/15/2008 ...............................................            220            225
 Simon Property Group LP,
   6.375%, Due 11/15/2007 ...........................................................            200            202
   5.375%, Due 6/1/2011 .............................................................            200            200
                                                                                                         ----------
                                                                                                              1,496
                                                                                                         ----------
TELEPHONE - 3.26%
 America Movil S.A. de C.V., 6.375%, Due 3/1/2035 ...................................            425            416
 AT&T, Inc.,
   5.10%, Due 9/15/2014 .............................................................            220            214
   5.625%, Due 6/15/2016 + ..........................................................            200            200
   6.80%, Due 5/15/2036 + ...........................................................            140            151
 Cingular Wireless Services, Inc., 8.75%, Due 3/1/2031 ..............................            170            223


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------


                                                                                             PAR
                                                                                            AMOUNT         VALUE
                                                                                          ----------     ----------
                                                                                            (DOLLARS IN THOUSANDS)
 Deutsche Telekom AG, 8.00%, Due 6/15/2010 ..........................................     $      150     $      164
 France Telecom SA, 7.75%, Due 3/1/2011 .............................................            270            297
 Nextel Communications, Inc., 6.875%, Due 10/31/2013 ................................            290            296
 Sprint Capital Corp.,
   6.00%, Due 1/15/2007 .............................................................            200            200
   8.375%, Due 3/15/2012 ............................................................            200            225
 Telecom Italia S.p.A., 4.00%, Due 11/15/2008 .......................................            220            214
 Telefonica Emisiones SAU, 5.984%, Due 6/20/2011 + ..................................            160            163
 Telefonos de Mexico, S.A. de C.V., 5.50%, Due 1/27/2015 ............................            200            195
 Verizon Global Funding Corp., 4.00%, Due 1/15/2008 .................................            250            246
                                                                                                         ----------
                                                                                                              3,204
                                                                                                         ----------
 TOTAL CORPORATE OBLIGATIONS ........................................................                        27,743
                                                                                                         ----------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 8.21%
 Banc of America Commercial Mortgage, Inc., 2005-6, 5.001%, Due 9/10/2047 ...........            359            358
 Banc of America Mortgage Securities, 5.25%, Due 10/25/2019 .........................            726            720
 Bear Stearns Adjustable Rate Mortgage Trust, 2005-11, 4.509%, Due 12/25/2035 # .....            361            357
 Bear Stearns Commercial Mortgage Securities, 2006-PW A4, 5.54%, Due 9/11/2041 ......             95             97
 Bear Stearns Commercial Mortgage Securities, Inc.,
   5.467%, Due 4/12/2038 ............................................................            265            269
   2004-PWR5, 4.831%, Due 7/11/2042 .................................................            535            522
   2005, 5.127%, Due 10/12/2042 .....................................................            430            430
 Capital One Multi-Asset Execution Trust, 2006 A, 5.15%, Due 6/15/2014 ..............            550            554
 Chase Mortgage Finance Corp., 2006A1 A1, 6.072%, Due 9/25/2036 # ...................          1,284          1,287
 Chase Mortgage Financial Trust, 2004-S1 A3, 5.50%, Due 2/25/2019 ...................            287            286
 Citigroup Commercial Mortgage Trust, 2004-C2, 4.38%, Due 10/15/2041 ................            470            454
 Countrywide Home Loan, Inc., 2005-HYB8, 5.414%, Due 12/20/2035 .....................            390            390
 General Electric Capital Commercial Mortgage Corp., 2003-C2, 4.17%, Due 7/10/20 ....            312            306
 JP Morgan Chase Commercial Mortgage Securities Corp.,
   2004-CBX, 4.529%, Due 11/12/2039 .................................................            255            248
   4.655%, Due 8/15/2042 ............................................................            164            163
   4.613%, Due 10/15/2042 ...........................................................            134            133
   4.625%, Due 3/15/2046 ............................................................            505            498
 Prime Mortgage Trust, 2005-2, 5.25%, Due 7/25/2020 .................................            479            477
 Residential Asset Mortgage Products, Inc., 2004-RS12, 3.767%, Due 2/25/2027 ........             52             51
 Wells Fargo Mortgage Backed Securities Trust, 2006-11 A8, 6.00%, Due 9/25/2036 .....            464            464
                                                                                                         ----------
 TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS .......................................                         8,064
                                                                                                         ----------
ASSET-BACKED SECURITIES - 1.89%
 American Express Credit Account Master Trust, 2006-2 A, 5.35%, Due 1/15/2014 .......            550            559
 Capital Auto Receivables Asset Trust, 2006-1A, 5.32%, Due 3/20/2010 ++ .............            300            301
 CarMax Auto Owner Trust, 2005-3, 4.91%, Due 1/18/2011 ..............................            500            498
 Volkswagen Auto Loan Enhanced Trust, 2005-1, 4.86%, Due 4/20/2012 ..................            500            498
                                                                                                         ----------
 TOTAL ASSET-BACKED SECURITIES ......................................................                         1,856
                                                                                                         ----------


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------


U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 33.17%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 9.61%
   5.50%, Due 9/1/2017 ..............................................................            267            268
   5.00%, Due 3/1/2018 ..............................................................            590            582
   5.00%, Due 2/1/2019 ..............................................................            506            499
   4.50%, Due 3/1/2019 ..............................................................            713            690
   5.00%, Due 10/1/2020 .............................................................            720            709
   5.00%, Due 9/1/2021 ..............................................................            608            599
   8.00%, Due 7/1/2027 ..............................................................            131            139
   6.50%, Due 9/1/2028 ..............................................................            107            109
   6.00%, Due 8/1/2029 ..............................................................            362            366
   5.00%, Due 8/1/2033 ..............................................................            864            837
   6.00%, Due 8/1/2034 ..............................................................            629            634
   5.50%, Due 1/1/2035 ..............................................................          1,010          1,000
   6.50%, Due 4/1/2035 ..............................................................             58             60
   5.50%, Due 6/1/2035 ..............................................................            978            968
   5.00%, Due 8/1/2035 ..............................................................            561            543
   5.00%, Due 9/1/2035 ..............................................................            468            452
   6.00%, Due 9/1/2036 ..............................................................            982            989
                                                                                                         ----------
                                                                                                              9,444
                                                                                                         ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 20.09%
   Pool # 323309, 6.00%, Due 9/1/2013 ...............................................            129            131
   Pool # 488099, 5.50%, Due 2/1/2014 ...............................................            368            370
   Pool # 323789, 6.00%, Due 6/1/2014 ...............................................            147            149
   Pool # 545449, 6.50%, Due 2/1/2017 ...............................................            358            366
   Pool # 545823, 5.50%, Due 8/1/2017 ...............................................            463            464
   Pool # 254545, 5.00%, Due 12/1/2017 ..............................................          1,153          1,139
   Pool # 254865, 4.50%, Due 9/1/2018 ...............................................            761            738
   Pool # 747824, 5.50%, Due 11/1/2018 ..............................................            215            215
   Pool # 747844, 5.50%, Due 12/1/2018 ..............................................            184            185
   Pool # 761337, 5.00%, Due 4/1/2019 ...............................................            361            356
   Pool # 837219, 4.00%, Due 8/1/2020 ...............................................            542            513
   Pool # 811499, 5.00%, Due 9/1/2020 ...............................................            361            356
   Pool # 745562, 5.50%, Due 4/1/2021 ...............................................             24             24
   Pool # 100293, 9.50%, Due 8/1/2029 ...............................................            132            143
   Pool # 555531, 5.50%, Due 6/1/2033 ...............................................            654            648
   Pool # 555880, 5.50%, Due 11/1/2033 ..............................................          1,151          1,140
   Pool # 725238, 5.00%, Due 3/1/2034 ...............................................          1,089          1,054
   Pool # 725866, 4.50%, Due 9/1/2034 ...............................................            591            556
   Pool # 793600, 4.988%, Due 9/1/2034 ..............................................            379            375
   Pool # 735224, 5.50%, Due 2/1/2035 ...............................................          1,404          1,391
   Pool # 835760, 4.50%, Due 9/1/2035 ...............................................            434            407
   Pool # 844809, 5.00%, Due 11/1/2035 ..............................................            955            922
   Pool # 850280, 5.50%, Due 12/1/2035 ..............................................            500            494
   Pool # 849299, 5.50%, Due 1/1/2036 ...............................................            935            925
   Pool # 866593, 5.50%, Due 1/1/2036 ...............................................            934            924
   Pool # 745418, 5.50%, Due 4/1/2036 ...............................................            956            945
   Pool # 872306, 6.50%, Due 5/1/2036 ...............................................            396            404


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------


                                                                                             PAR
                                                                                            AMOUNT         VALUE
                                                                                          ----------     ----------
                                                                                            (DOLLARS IN THOUSANDS)
   Pool # 884032, 6.50%, Due 5/1/2036 ...............................................     $    1,207     $    1,230
   Pool # 256369, 6.00%, Due 8/1/2036 ...............................................            454            457
   Pool # 886371, 6.00%, Due 8/1/2036 ...............................................          2,691          2,708
   Pool # 893688, 6.00%, Due 10/1/2036 ..............................................             10             10
                                                                                                         ----------
                                                                                                             19,739
                                                                                                         ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.47%
   2006-9 A, 4.201%, Due 8/16/2026 ..................................................            381            373
   Pool # 780615, 6.50%, Due 8/15/2027 ..............................................            309            319
   Pool # 780747, 6.50%, Due 3/15/2028 ..............................................            438            451
   Pool # 781273, 6.00%, Due 4/15/2031 ..............................................            424            431
   Pool # 781564, 6.00%, Due 2/15/2033 ..............................................            432            439
   Pool # 781603, 5.00%, Due 5/15/2033 ..............................................            343            335
   Pool # 781690, 6.00%, Due 12/15/2033 .............................................            330            335
   Pool # 003515, 5.50%, Due 2/20/2034 ..............................................            727            722
                                                                                                         ----------
                                                                                                              3,405
                                                                                                         ----------
 TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS                                                               32,588
                                                                                                         ----------
U.S. AGENCY OBLIGATIONS - 4.33%
FEDERAL HOME LOAN BANK - 1.02%
   5.00%, Due 10/16/2009 ............................................................          1,005          1,003
                                                                                                         ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.21%
   5.25%, Due 2/24/2011 .............................................................          1,260          1,263
   5.625%, Due 3/15/2011 + ..........................................................            500            515
   5.875%, Due 3/21/2011 + ..........................................................            380            392
                                                                                                         ----------
                                                                                                              2,170
                                                                                                         ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.10%
   4.375%, Due 9/15/2012 + ..........................................................            550            536
   5.125%, Due 1/2/2014 + ...........................................................            545            544
                                                                                                         ----------
                                                                                                              1,080
                                                                                                         ----------
 TOTAL U.S. AGENCY OBLIGATIONS                                                                                4,253
                                                                                                         ----------
U.S. TREASURY OBLIGATIONS - 20.10%
U.S. TREASURY BONDS - 5.68%
   9.125%, Due 5/15/2018 + ..........................................................            300            417
   7.875%, Due 2/15/2021 + ..........................................................            750            987
   6.25%, Due 8/15/2023 + ...........................................................            650            757
   6.875%, Due 8/15/2025 + ..........................................................            370            463
   6.25%, Due 5/15/2030 + ...........................................................            950          1,147
   4.50%, Due 2/15/2036 + ...........................................................          1,875          1,810
                                                                                                         ----------
                                                                                                              5,581
                                                                                                         ----------
U.S. TREASURY NOTES - 14.42%
   4.875%, Due 5/31/2008 + ..........................................................            845            846
   4.875%, Due 8/15/2009 + ..........................................................            685            690
   3.50%, Due 11/15/2009 + ..........................................................          1,000            969
   3.875%, Due 5/15/2010 + ..........................................................          3,000          2,932
   4.875%, Due 4/30/2011 + ..........................................................            650            658


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------


                                                                                             PAR
                                                                                            AMOUNT         VALUE
                                                                                          ----------     ----------
                                                                                            (DOLLARS IN THOUSANDS)
   4.875%, Due 7/31/2011 + ..........................................................     $    1,295     $    1,311
   4.375%, Due 8/15/2012 + ..........................................................          1,500          1,486
   4.75%, Due 5/15/2014 + ...........................................................          2,000          2,020
   4.875%, Due 8/15/2016 + ..........................................................          3,195          3,261
                                                                                                         ----------
                                                                                                             14,173
                                                                                                         ----------
TOTAL U.S. TREASURY OBLIGATIONS                                                                              19,754
                                                                                                         ----------


                                                                                            SHARES
                                                                                          ----------
SHORT TERM INVESTMENTS - 2.94%
 American Beacon Money Market Select Fund ss ........................................      2,889,649          2,890
                                                                                                         ----------
SECURITIES LENDING COLLATERAL - 24.97%
 American Beacon Cash Plus Trust ss .................................................     16,881,552         16,882
 American Beacon Money Market Select Fund ss ........................................      7,651,062          7,651
                                                                                                         ----------
 TOTAL SECURITIES LENDING COLLATERAL                                                                         24,533
                                                                                                         ----------
TOTAL INVESTMENTS - 123.85% (COST $122,032)                                                              $  121,681
LIABILITIES, NET OF OTHER ASSETS - (23.85%)                                                                 (23,436)
                                                                                                         ----------
TOTAL NET ASSETS - 100.00%                                                                               $   98,245
                                                                                                         ==========


    Percentages are stated as a percent of net assets.

+   All or a portion of this security is on loan at October 31, 2006.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,008 or 2.04% of net assets. The Fund has no right to demand registration of these securities.

# The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

ss  The Fund/Trust is affiliated by having the same investment advisor.


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2006
--------------------------------------------------------------------------------


                                                                         PAR
                                                                        AMOUNT        VALUE
                                                                      ----------    ----------
                                                                       (DOLLARS IN THOUSANDS)
CORPORATE OBLIGATIONS - 64.93%
BANKS - 25.44%
 Bank One Corp., 6.00%, Due 8/1/2008 .............................    $    2,000    $    2,031
 Capital One Bank,
   6.70%, Due 5/15/2008 ..........................................         1,100         1,122
   4.25%, Due 12/1/2008 ..........................................         1,000           980
 Citigroup, Inc., 4.125%, Due 2/22/2010 ..........................         1,000           972
 Comerica Bank, 6.00%, Due 10/1/2008 .............................         2,200         2,223
 FleetBoston Financial Corp., 3.85%, Due 2/15/2008 ...............         2,500         2,456
 HSBC Bank USA NA, 3.875%, Due 9/15/2009 .........................         2,000         1,938
 National City Bank, 4.50%, Due 3/15/2010 ........................         2,000         1,953
 National Westminster Bank PLC, 7.375%, Due 10/1/2009 ............         2,000         2,124
 Wachovia Corp., 6.40%, Due 4/1/2008 .............................         2,500         2,541
 Washington Mutual, Inc., 8.25%, Due 4/1/2010 ....................         2,000         2,169
                                                                                    ----------
                                                                                        20,509
                                                                                    ----------

COMMUNICATIONS - 2.53%
 Comcast Cable Communications, Inc., 6.20%, Due 11/15/2008 .......         2,000         2,038
                                                                                    ----------

ELECTRIC/GAS - 1.45%
 MidAmerican Energy Holdings Co., 3.50%, Due 5/15/2008 ...........         1,200         1,169
                                                                                    ----------

FINANCE - 17.35%
 The Bear Stearns Cos., Inc., 2.875%, Due 7/2/2008 ...............         2,000         1,928
 Countrywide Home Loans, Inc., 3.25%, Due 5/21/2008 ..............         2,000         1,942
 Credit Suisse USA, Inc., 4.70%, Due 6/1/2009 + ..................         2,000         1,983
 EOP Operating LP, 7.75%, Due 11/15/2007 .........................         1,000         1,022
 General Electric Capital Corp., 4.125%, Due 3/4/2008 ............         3,000         2,959
 Goldman Sachs Group, Inc., 6.65%, Due 5/15/2009 .................         1,000         1,036
 Lehman Brothers Holdings, Inc., 4.25%, Due 1/27/2010 + ..........         1,000           972
 SLM Corp., 4.00%, Due 1/15/2009 .................................         2,200         2,145
                                                                                    ----------
                                                                                        13,987
                                                                                    ----------

INDUSTRIALS - 6.65%
 Bunge Limited Finance Corp., 4.375%, Due 12/15/2008 .............         1,000           977
 Caterpillar Financial Services Corp., 4.15%, Due 1/15/2010 ......         1,000           970
 DaimlerChrysler NA Holding Corp., 4.75%, Due 1/15/2008 ..........         2,050         2,031
 John Deere Capital Corp., 3.375%, Due 10/1/2007 .................         1,000           981
 Nissan Motor Acceptance Corp., 4.625%, Due 3/8/2010 ++ ..........           410           400
                                                                                    ----------
                                                                                         5,359
                                                                                    ----------

INSURANCE - 4.25%
 ASIF Global Financing, 3.90%, Due 10/22/2008 ++ .................         2,000         1,953
 Metropolitan Life Global Funding I, 4.625%, Due 8/19/2010 ++ ....         1,500         1,471
                                                                                    ----------
                                                                                         3,424
                                                                                    ----------

REAL ESTATE - 2.50%
 Simon Property Group LP, 6.375%, Due 11/15/2007 .................         2,000         2,017
                                                                                    ----------


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------


                                                                                       PAR
                                                                                      AMOUNT        VALUE
                                                                                    ----------    ----------
                                                                                     (DOLLARS IN THOUSANDS)
TELEPHONE - 4.76%
 AT&T Corp., 6.00%, Due 3/15/2009 + ............................................    $    2,000    $    2,035
 Sprint Capital Corp., 6.00%, Due 1/15/2007 ....................................         1,800         1,801
                                                                                                  ----------
                                                                                                       3,836
                                                                                                  ----------
 TOTAL CORPORATE OBLIGATIONS                                                                          52,339
                                                                                                  ----------

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 2.03%
 Banc of America Commercial Mortgage, Inc., 2005-6, 5.001%, Due 9/10/2047 ......           717           715
 Wachovia Bank Commercial Mortgage Trust, 2006-C23 A1, 5.203%, Due 1/15/2045 ...           918           919
                                                                                                  ----------
 TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS                                                          1,634
                                                                                                  ----------

ASSET-BACKED SECURITIES - 24.26%
 Banc of America Securities Auto Trust, 2005-WF1, 4.08%, Due 4/18/2010 .........         3,000         2,951
 Capital Auto Receivables Asset Trust,
   2006-1A, 5.32%, Due 3/20/2010 ++ ............................................         2,000         2,007
   2006-1 A4, 5.04%, Due 5/17/2010 .............................................           550           549
 Chase Manhattan Auto Owner Trust, 2006-A A4, 5.36%, Due 1/15/2013 .............         2,000         2,017
 Citibank Credit Card Issuance Trust, 2004-A4, 3.20%, Due 8/24/2009 ............         3,000         2,950
 DaimlerChrysler Auto Trust, 2004-C, 3.28%, Due 12/8/2009 ......................         3,000         2,935
 HSBC Automotive Trust, 2005-1, 4.35%, Due 6/18/2012 ...........................         2,000         1,969
 Nissan Auto Receivables Owner Trust, 2004-A, 2.01%, Due 11/15/2007 ............            44            44
 USAA Auto Owner Trust, 2004-1, 2.06%, Due 4/15/2008 ...........................           188           187
 Volkswagen Auto Loan Enhanced Trust, 2005-1, 4.86%, Due 4/20/2012 .............         1,500         1,494
 Wells Fargo Financial Auto Owner Trust, 2004-A, 2.67%, Due 8/16/2010 ..........         2,492         2,454
                                                                                                  ----------
 TOTAL ASSET-BACKED SECURITIES                                                                        19,557
                                                                                                  ----------

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 5.28%
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.42%
   Pool # 313430, 6.50%, Due 3/1/2012 ..........................................           176           179
   Pool # 313522, 7.00%, Due 5/1/2012 ..........................................           326           335
   Pool # 323980, 6.00%, Due 4/1/2014 ..........................................           336           342
   Pool # 545038, 6.00%, Due 9/1/2014 ..........................................           281           285
                                                                                                  ----------
                                                                                                       1,141
                                                                                                  ----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.86%
   2006-18 A, 4.968%, Due 9/15/2008 ............................................           979           974
   Pool # 351992, 6.00%, Due 12/15/2008 ........................................           278           278
   2006-9 A, 4.201%, Due 8/16/2026 .............................................         1,907         1,863
                                                                                                  ----------
                                                                                                       3,115
                                                                                                  ----------
 TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS                                                         4,256
                                                                                                  ----------


                                                                                     SHARES
                                                                                    ----------
SHORT TERM INVESTMENTS - 2.55%
 American Beacon Money Market Select Fund  # ...................................     2,054,175         2,054
                                                                                                  ----------


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------


                                                     SHARES         VALUE
                                                   ----------     ----------
                                                     (DOLLARS IN THOUSANDS)
SECURITIES LENDING COLLATERAL - 1.47%
 American Beacon Cash Plus Trust # ............    $  814,321     $      814
 American Beacon Money Market Select Fund # ...       369,067            369
                                                                  ----------
 TOTAL SECURITIES LENDING COLLATERAL                                   1,183
                                                                  ----------
TOTAL INVESTMENTS - 100.52% (COST $81,508)                        $   81,023
LIABILITIES, NET OF OTHER ASSETS - (0.52%)                              (417)
                                                                  ----------
TOTAL NET ASSETS - 100.00%                                        $   80,606
                                                                  ==========


    Percentages are stated as a percent of net assets.

+   All or a portion of this security is on loan at October 31, 2006.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,831 or 7.23% of net assets. The Fund has no right to demand registration of these securities.

#   The Fund/Trust is affiliated by having the same investment advisor.


                             See accompanying notes
--------------------------------------------------------------------------------

                      (This page intentionally left blank)



(LIGHTHOUSE LOGO)


                             See accompanying notes

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2006 (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)
--------------------------------------------------------------------------------



                                                                              LARGE CAP       MID-CAP
                                                                BALANCED        GROWTH         VALUE
                                                              -----------    -----------    ----------


ASSETS:
     Investments in unaffiliated securities, at value(A
       D)..................................................   $   896,240    $    77,067    $   80,876
     Investments in affiliated securities, at value(B).....       254,590         10,273        32,337
     Foreign currency, at value(C).........................            --             --            --
     Cash..................................................            --              6            --
     Receivable for investments sold.......................           233            733            --
     Dividends and interest receivable.....................         4,773             47           113
     Receivable for fund shares sold.......................           671            379           775
     Receivable for tax reclaims...........................            --             --            --
     Receivable for expense reimbursement..................            --             --             4
     Net unrealized appreciation on foreign currency
       contracts...........................................            --             --            --
     Prepaid expenses......................................            24             --            12
                                                              -----------    -----------    ----------
          TOTAL ASSETS.....................................     1,156,531         88,505       114,117
                                                              -----------    -----------    ----------
LIABILITIES:
     Payable for investments purchased.....................        12,186            731           178
     Payable upon return of securities loaned..............       190,211          5,490        16,716
     Payable for fund shares redeemed......................            43             --            28
     Dividends payable.....................................            --             --            --
     Payable under excess expense reimbursement plan.......             1             --            22
     Payable for variation margin on open futures
       contracts...........................................            --             --            75
     Management and investment advisory fees payable (Note
       2)..................................................           608            109           141
     Administrative service and service fees payable.......            51             --            10
     Other liabilities.....................................           112             23            21
                                                              -----------    -----------    ----------
          TOTAL LIABILITIES................................       203,212          6,353        17,191
                                                              -----------    -----------    ----------
NET ASSETS.................................................   $   953,319    $    82,152    $   96,926
                                                              ===========    ===========    ==========


ANALYSIS OF NET ASSETS:
     Paid-in-capital.......................................       752,765         78,104        88,887
     Undistributed net investment income...................        19,982            479           479
     Accumulated net realized gain (loss)..................        39,250         (3,867)        1,588
     Unrealized appreciation (depreciation) of investments,
       futures contracts and foreign currency..............       141,322          7,436         5,972
                                                              -----------    -----------    ----------
NET ASSETS.................................................   $   953,319    $    82,152    $   96,926
                                                              ===========    ===========    ==========
Shares outstanding (no par value):
     Institutional Class...................................     1,427,067         15,969       314,005
                                                              ===========    ===========    ==========
     PlanAhead Class.......................................     7,499,198            N/A     2,521,851
                                                              ===========    ===========    ==========
     Service Class.........................................       105,342            N/A           N/A
                                                              ===========    ===========    ==========
     AMR Class.............................................    53,538,306     11,809,810     6,099,165
                                                              ===========    ===========    ==========
Net asset value, offering and redemption price per share:
     Institutional Class...................................   $     15.83    $      6.89    $    10.81
                                                              ===========    ===========    ==========
     PlanAhead Class.......................................   $     14.91            N/A    $    10.80
                                                              ===========    ===========    ==========
     Service Class.........................................   $     14.83            N/A           N/A
                                                              ===========    ===========    ==========
     AMR Class.............................................   $     15.27    $      6.95    $    10.87
                                                              ===========    ===========    ==========

--------

(A)  Cost of investments in unaffiliated securities........   $   757,561    $    69,686    $   75,416
(B)  Cost of investments in affiliated securities..........   $   254,590    $    10,273    $   32,337
(C)  Cost of foreign currency..............................   $        --    $        --    $       --
(D)  Market value of securities on loan....................   $   187,301    $     5,409    $   16,276






--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



      SMALL CAP VALUE     EMERGING      HIGH YIELD      ENHANCED     INTERMEDIATE    SHORT-TERM
        OPPORTUNITY        MARKETS         BOND          INCOME          BOND           BOND
      ---------------    ----------    -----------    -----------    ------------    ----------



          $  4,764       $  147,374    $   313,418    $   112,964     $   94,258     $   77,786
             1,261           20,036         13,082         38,885         27,423          3,237
                --            1,538             --             --             --             --
                --               --             11             --             --             --
                24            1,277          1,158             --             --             --
                 3               74          6,869            990            920            735
                --              378            600            565            213             75
                --                6             --             --             --             --
                 3               --             --             --             --             --
                --              111             --             --             --             --
                --                9             25              7              8             22
          --------       ----------    -----------    -----------     ----------     ----------
             6,055          170,803        335,163        153,411        122,822         81,855
          --------       ----------    -----------    -----------     ----------     ----------

                54              931          1,700            341             --             --
             1,211           11,864         20,296         26,961         24,532          1,183
                --               25            228             --              2             23
                --               --            313             --             --              1
                --                8             35             --             --             --
                --               --             --             --             --             --
                 4              367            465            109             21             18
                 1                5             73             49              1              4
                22               64             76             36             21             20
          --------       ----------    -----------    -----------     ----------     ----------
             1,292           13,264         23,186         27,496         24,577          1,249
          --------       ----------    -----------    -----------     ----------     ----------
          $  4,763       $  157,539    $   311,977    $   125,915     $   98,245     $   80,606
          ========       ==========    ===========    ===========     ==========     ==========



             4,598           98,721        314,428        123,582        107,206         90,121
                 7            1,129            499         (1,012)           502           (304)
                 8           21,166         (3,748)            75         (9,112)        (8,726)

               150           36,523            798          3,270           (351)          (485)
          --------       ----------    -----------    -----------     ----------     ----------
          $  4,763       $  157,539    $   311,977    $   125,915     $   98,245     $   80,606
          ========       ==========    ===========    ===========     ==========     ==========

           457,373          950,318     22,713,520            N/A      9,711,884      8,397,951
          ========       ==========    ===========    ===========     ==========     ==========
             6,829          339,207      7,865,974     12,281,118         91,721        820,988
          ========       ==========    ===========    ===========     ==========     ==========
               N/A              N/A            N/A            N/A            N/A            N/A
          ========       ==========    ===========    ===========     ==========     ==========
               N/A        7,711,900            N/A            N/A            N/A            N/A
          ========       ==========    ===========    ===========     ==========     ==========

          $  10.26       $    17.42    $     10.20            N/A     $    10.02     $     8.74
          ========       ==========    ===========    ===========     ==========     ==========
          $  10.26       $    17.22    $     10.21    $     10.25     $    10.09     $     8.76
          ========       ==========    ===========    ===========     ==========     ==========
               N/A              N/A            N/A            N/A            N/A            N/A
          ========       ==========    ===========    ===========     ==========     ==========
               N/A       $    17.52            N/A            N/A            N/A            N/A
          ========       ==========    ===========    ===========     ==========     ==========

          $  4,614       $  111,331    $   312,619    $   109,694     $   94,609     $   78,271
          $  1,261       $   20,036    $    13,082    $    38,885     $   27,423     $    3,237
          $     --       $    1,536    $        --    $        --     $       --     $       --
          $  1,177       $   11,315    $    19,770    $    26,456     $   24,179     $    1,161




                             See accompanying notes

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED OCTOBER 31, 2006 (IN THOUSANDS)
--------------------------------------------------------------------------------



                                                                              LARGE CAP    MID-CAP
                                                                  BALANCED      GROWTH      VALUE
                                                                  --------    ---------    -------


INVESTMENT INCOME:
     Dividend income from unaffiliated securities (net of
       foreign taxes)(A).......................................   $ 11,952      $  864      $  923
     Dividend income from affiliated securities................      2,765         174         175
     Interest income...........................................     14,590          10          13
     Income derived from securities lending, net...............        195           1          22
                                                                  --------      ------      ------
          TOTAL INVESTMENT INCOME..............................     29,502       1,049       1,133
                                                                  --------      ------      ------
EXPENSES:
     Management and investment advisory fees (Note 2)..........      2,393         357         357
     Administrative service fees (Note 2):
       Institutional Class.....................................         41          --           5
       PlanAhead Class.........................................        238          --           5
       Service Class...........................................          2          --          --
       AMR Class (formerly Institutional Class prior to
          11/30/05)............................................         --          --          10
     Transfer agent fees:
       Institutional Class.....................................          3          --          --
       PlanAhead Class.........................................         26          --           1
       Service Class...........................................         --          --          --
       AMR Class...............................................         28           5           3
     Custody and fund accounting fees..........................        134          11           7
     Professional fees.........................................         38          26          33
     Registration fees and expenses............................         55          --          24
     Service fees:
       PlanAhead Class (Note 2)................................        238          --           5
       Service Class (Note 2)..................................          2          --          --
     Distribution plan -- Service Class (Note 2)...............          2          --          --
     Prospectus and shareholder reports........................         64          12          10
     Other expenses............................................        112          10          10
                                                                  --------      ------      ------
          TOTAL EXPENSES.......................................      3,376         421         470
                                                                  --------      ------      ------
     Net (fees waived and expenses reimbursed)/recouped by
       Manager (Note 2)........................................          1          --          16
                                                                  --------      ------      ------
          NET EXPENSES.........................................      3,377         421         486
                                                                  --------      ------      ------
NET INVESTMENT INCOME..........................................     26,125         628         647
                                                                  --------      ------      ------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain from:(B)
       Investments.............................................     42,115       3,495       1,471
       Commission recapture (Note 1)...........................         18           3          11
       Foreign currency transactions...........................         --          --          --
       Futures contracts.......................................      2,433         328         767
     Change in net unrealized appreciation or depreciation
       of:(C)
       Investments.............................................     38,776       3,907       6,100
       Foreign currency translations...........................         --          --          --
       Futures contracts.......................................      3,607          92         434
                                                                  --------      ------      ------
          NET GAIN (LOSS) ON INVESTMENTS.......................     86,949       7,825       8,783
                                                                  --------      ------      ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........   $113,074      $8,453      $9,430
                                                                  ========      ======      ======
     (A) Foreign taxes.........................................   $     39      $   --      $    2
     (B) Net of foreign withholding taxes on capital gains.....   $     --      $   --      $   --
     (C) Net of unrealized appreciation of foreign withholding
          taxes on capital gains...............................   $     --      $   --      $   --


--------

  (1) Commencement of Operations March 31, 2006.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



SMALL CAP VALUE    EMERGING    HIGH YIELD    ENHANCED    INTERMEDIATE    SHORT-TERM
 OPPORTUNITY(1)     MARKETS       BOND        INCOME         BOND           BOND
---------------    --------    ----------    --------    ------------    ----------



      $ 17          $ 2,906      $    --      $  191        $   --         $   --
         2              290          841         207           143            121
        --               19       25,895       4,191         4,452          3,216
        --               39           64          29            36              2
      ----          -------      -------      ------        ------         ------
        19            3,254       26,800       4,618         4,631          3,339
      ----          -------      -------      ------        ------         ------

         8            1,158        1,643         397           232            209

         3               37          555          --            --             --
        --               12          241         279             2             23
        --               --           --          --            --             --
        --               --           --          --            --             --

         2                2           53          --            10              9
         2                5            3           8             4              5
        --               --           --          --            --             --
        --                8           --          --            --             --
        --              545           54          18            15             14
        24               31           29          20            19             18
        40               25           51          17            29             26

        --               12          241         279             3             23
        --               --           --          --            --             --
        --               --           --          --            --             --
         8               27           32           9            17             13
         1               25           31          13             4              4
      ----          -------      -------      ------        ------         ------
        88            1,887        2,933       1,040           335            344
      ----          -------      -------      ------        ------         ------
       (73)               6           35          --            (3)            (2)
      ----          -------      -------      ------        ------         ------
        15            1,893        2,968       1,040           332            342
      ----          -------      -------      ------        ------         ------
         4            1,361       23,832       3,578         4,299          2,997
      ----          -------      -------      ------        ------         ------


         8           21,238       (3,640)        335          (987)          (294)
        --               --           --          --            --             --
        --              570           --          --            --             --
        --              536           --          --            --             --

       150           15,976        6,614       3,410         1,283            952
        --           (1,318)          --          --            --             --
        --              285           --          --            --             --
      ----          -------      -------      ------        ------         ------
       158           37,287        2,974       3,745           296            658
      ----          -------      -------      ------        ------         ------
      $162          $38,648      $26,806      $7,323        $4,595         $3,655
      ====          =======      =======      ======        ======         ======
      $ --          $   313      $    --      $   --        $   --         $   --
      $ --          $    53      $    --      $   --        $   --         $   --
      $ --          $   122      $    --      $   --        $   --         $   --




                             See accompanying notes

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

--------------------------------------------------------------------------------




                                                        BALANCED        LARGE CAP GROWTH      MID-CAP VALUE
                                                  -------------------  ------------------  -------------------
                                                       YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                      OCTOBER 31,          OCTOBER 31,         OCTOBER 31,
                                                  -------------------  ------------------  -------------------
                                                    2006       2005      2006      2005      2006       2005
                                                  --------  ---------  --------  --------  --------  ---------


INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income......................  $ 26,125  $  20,300  $    628  $    588  $    647  $     431
     Net realized gain (loss) on investments,
       futures contracts, and foreign currency
       transactions.............................    44,566     44,346     3,826     3,706     2,249      8,616
     Change in net unrealized appreciation or
       depreciation of investments, futures
       contracts, and foreign currency
       translations.............................    42,383      9,553     3,999      (207)    6,534     (1,124)
                                                  --------  ---------  --------  --------  --------  ---------

          NET INCREASE IN NET ASSETS RESULTING
            FROM OPERATIONS.....................   113,074     74,199     8,453     4,087     9,430      7,923
                                                  --------  ---------  --------  --------  --------  ---------

DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income:
       Institutional Class......................      (359)      (183)       (1)       --        (9)        --
       PlanAhead Class..........................    (2,286)      (584)       --        --        --         --
       Service Class............................        --         --        --        --        --         --
       AMR Class*...............................   (20,180)   (16,172)     (376)     (474)     (481)      (115)
     Net realized gain on investments:
       Institutional Class......................      (674)      (277)       --        --      (136)        --
       PlanAhead Class..........................    (4,591)      (930)       --        --        --         --
       AMR Class*...............................   (35,228)   (21,970)       --        --    (9,132)        (3)
                                                  --------  ---------  --------  --------  --------  ---------
          NET DISTRIBUTIONS TO SHAREHOLDERS.....   (63,318)   (40,116)     (377)     (474)   (9,758)      (118)
                                                  --------  ---------  --------  --------  --------  ---------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from sales of shares..............   118,740    247,623    24,244    39,712    59,595    164,231
     Reinvestment of dividends and
       distributions............................    62,858     40,085       376       474     9,756        118
     Cost of shares redeemed....................   (91,106)  (175,089)  (13,832)  (35,633)  (16,516)  (153,362)
     Redemption fees............................        --         --        --        --        77          4
                                                  --------  ---------  --------  --------  --------  ---------
          NET INCREASE (DECREASE) IN NET ASSETS
            FROM CAPITAL SHARE TRANSACTIONS.....    90,492    112,619    10,788     4,553    52,912     10,991
                                                  --------  ---------  --------  --------  --------  ---------
NET INCREASE (DECREASE) IN NET ASSETS...........   140,248    146,702    18,864     8,166    52,584     18,796
                                                  --------  ---------  --------  --------  --------  ---------
NET ASSETS:
     Beginning of period........................   813,071    666,369    63,288    55,122    44,342     25,546
                                                  --------  ---------  --------  --------  --------  ---------
     END OF PERIOD*.............................  $953,319  $ 813,071  $ 82,152  $ 63,288  $ 96,926  $  44,342
                                                  ========  =========  ========  ========  ========  =========
     * Includes undistributed net investment
       income (loss) of.........................  $ 19,982  $  15,755  $    479  $    231  $    479  $     336
                                                  ========  =========  ========  ========  ========  =========




--------

  (1) Commencement of Operations
*     Formerly Institutional Class prior to 11/30/05 for Mid-Cap Value Fund




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



SMALL CAP VALUE
 OPPORTUNITY(1)      EMERGING MARKETS          HIGH YIELD BOND          ENHANCED INCOME
---------------    --------------------    ----------------------    --------------------
 FROM MARCH 31          YEAR ENDED               YEAR ENDED               YEAR ENDED
 TO OCTOBER 31,         OCTOBER 31,              OCTOBER 31,              OCTOBER 31,
---------------    --------------------    ----------------------    --------------------
      2006           2006        2005         2006         2005        2006        2005
---------------    --------    --------    ---------    ---------    --------    --------




     $    4        $  1,361    $  1,690    $  23,832    $  27,142    $  3,578    $  3,156

          8          22,344      16,180       (3,640)       3,293         335         570


        150          14,943       9,392        6,614      (19,461)      3,410      (2,306)
     ------        --------    --------    ---------    ---------    --------    --------

        162          38,648      27,262       26,806       10,974       7,323       1,420
     ------        --------    --------    ---------    ---------    --------    --------



         --            (163)        (39)     (16,799)     (16,952)         --          --
         --             (36)         (3)      (7,065)     (10,190)     (3,905)     (3,495)
         --              --          --           (1)          --          --          --
         --          (1,551)       (577)          --           --          --          --

         --          (1,683)       (673)      (2,254)      (4,274)         --          --
         --            (425)        (86)      (1,092)      (2,693)        (14)         --
         --         (14,022)     (6,885)          --           --          --          --
     ------        --------    --------    ---------    ---------    --------    --------
         --         (17,880)     (8,263)     (27,211)     (34,109)     (3,919)     (3,495)
     ------        --------    --------    ---------    ---------    --------    --------


      4,644          34,209      41,933      161,075      164,045      30,206      31,229
         --          17,795       8,256       23,167       30,574       3,919       3,496
        (43)        (22,127)    (45,081)    (208,965)    (224,426)    (23,955)    (24,206)
         --              90           2           --           --          --          --
     ------        --------    --------    ---------    ---------    --------    --------

      4,601          29,967       5,110      (24,723)     (29,807)     10,170      10,519
     ------        --------    --------    ---------    ---------    --------    --------
      4,763          50,735      24,109      (25,128)     (52,942)     13,574       8,444
     ------        --------    --------    ---------    ---------    --------    --------

         --         106,804      82,695      337,105      390,047     112,341     103,897
     ------        --------    --------    ---------    ---------    --------    --------
     $4,763        $157,539    $106,804    $ 311,977    $ 337,105    $125,915    $112,341
     ======        ========    ========    =========    =========    ========    ========
     $    7        $  1,129    $  1,524    $     499    $      --    $ (1,012)   $   (470)
     ======        ========    ========    =========    =========    ========    ========





                             See accompanying notes

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS) -- CONTINUED
--------------------------------------------------------------------------------



                                                               INTERMEDIATE BOND        SHORT-TERM BOND
                                                             --------------------    --------------------
                                                                  YEAR ENDED              YEAR ENDED
                                                                  OCTOBER 31,             OCTOBER 31,
                                                             --------------------    --------------------
                                                               2006        2005        2006        2005
                                                             --------    --------    --------    --------


INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income................................   $  4,299    $  3,950    $  2,997    $  2,629
     Net realized gain (loss) on investments, futures
       contracts, and foreign currency transactions.......       (987)         61        (294)       (140)
     Change in net unrealized appreciation or depreciation
       of investments, futures contracts, and foreign
       currency translations..............................      1,283      (2,958)        952      (1,625)
                                                             --------    --------    --------    --------

          NET INCREASE IN NET ASSETS RESULTING FROM
            OPERATIONS....................................      4,595       1,053       3,655         864
                                                             --------    --------    --------    --------

DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income:
       Institutional Class (terminated 3/1/05) (Note 1)...         --         (13)         --         (48)
       PlanAhead Class....................................        (41)        (39)       (375)       (304)
       Institutional Class (known as AMR Class prior to
          3/1/05) (Note 1)................................     (4,367)     (4,163)     (3,409)     (3,662)
                                                             --------    --------    --------    --------
          NET DISTRIBUTIONS TO SHAREHOLDERS...............     (4,408)     (4,215)     (3,784)     (4,014)
                                                             --------    --------    --------    --------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from sales of shares........................     18,558      47,062      13,507      32,831
     Reinvestment of dividends and distributions..........      4,405       4,212       3,775       3,994
     Cost of shares redeemed..............................    (19,229)    (52,033)    (24,812)    (37,019)
                                                             --------    --------    --------    --------
          NET INCREASE (DECREASE) IN NET ASSETS FROM
            CAPITAL SHARE TRANSACTIONS....................      3,734        (759)     (7,530)       (194)
                                                             --------    --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS.....................      3,921      (3,921)     (7,659)     (3,344)
                                                             --------    --------    --------    --------
NET ASSETS:
     Beginning of period..................................     94,324      98,245      88,265      91,609
                                                             --------    --------    --------    --------
     END OF PERIOD*.......................................   $ 98,245    $ 94,324    $ 80,606    $ 88,265
                                                             ========    ========    ========    ========
     * Includes undistributed net investment income (loss)
       of.................................................   $    502    $      1    $   (304)   $ (1,843)
                                                             ========    ========    ========    ========







--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2006
--------------------------------------------------------------------------------


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Balanced Fund, the American Beacon Large Cap Growth Fund, the American Beacon Mid-Cap Value Fund, the American Beacon Small Cap Value Opportunity Fund, the American Beacon Emerging Markets Fund, the American Beacon High Yield Bond Fund, the American Beacon Enhanced Income Fund, the American Beacon Intermediate Bond Fund and the American Beacon Short-Term Bond Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust.

     American Beacon Advisors, Inc. (the "Manager"), is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

  Class Disclosure

     Each Fund, except the Enhanced Income Fund, has multiple classes of shares designed to meet the needs of different groups of investors; however, not all Funds offer all classes. The following table sets forth the differences amongst the classes:


CLASS:                                     OFFERED TO:                          SERVICE AND DISTRIBUTION FEES:
------                                     -----------                          ------------------------------


INSTITUTIONAL CLASS   Investors making an initial investment of $2 million   Administrative Service Fee --  0.25%
PLANAHEAD CLASS       General public and investors investing through an      Administrative Service Fee --  0.25%
                      intermediary                                           Service Fee --                 0.25%
SERVICE CLASS         Investors investing through an intermediary            Administrative Service Fee --  0.25%
                                                                                            Service Fee --  0.25%
                                                                             Distribution Fee --            0.25%
AMR CLASS             Investors in the tax-exempt retirement and benefit                                      N/A
                      plans of AMR Corporation and its affiliates


     Investment income, net capital gains (losses) and all expenses incurred by the Funds are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

  Reorganization

     Effective March 1, 2005, the existing Institutional Class of the Intermediate Bond and Short-Term Bond Funds was terminated, and Institutional Class shares were exchanged for AMR Class shares of each Fund. Following the exchange, the former AMR Class of shares for these Funds was renamed Institutional Class.

     Effective November 30, 2005, the existing Institutional Class of the Mid-Cap Value Fund was renamed AMR Class, and the Fund began offering a new Institutional Class of shares.

     Effective February 28, 2006, the Service Class of the High Yield Bond Fund was closed.

  Security Valuation

     Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.




--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
OCTOBER 31, 2006
--------------------------------------------------------------------------------


     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

     Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the "Board").

     Most foreign markets close before the Exchange. Developments that could affect the values of securities that occur between the close of a foreign market and the close of the Exchange normally will not be reflected in security valuations. If such developments are so significant such that they will, in the judgment of the pricing committee of the Funds, clearly and materially affect the value of securities, the previous closing prices may be adjusted to reflect the fair value of the securities as of the close of the Exchange, as determined in good faith and pursuant to procedures approved by the Board. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service.

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

     Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

  Forward Foreign Currency Contracts

     The Emerging Markets Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of fund securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.




--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
OCTOBER 31, 2006
--------------------------------------------------------------------------------


  Repurchase Agreements

     Under the terms of a repurchase agreement, securities are acquired by a Fund from a securities dealer or a bank which are subject to resale at a later date. Repurchase agreements are fully collateralized. The collateral is monitored daily by each Fund so that the collateral's market value equals or exceeds the carrying value of the repurchase agreement, including accrued interest.

  Futures Contracts

     Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Balanced, Large Cap Growth, Mid-Cap Value, Small Cap Value Opportunity, Emerging Markets, High Yield Bond and Enhanced Income Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Funds reflect this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as a Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

  Dividends to Shareholders

     Dividends from net investment income of the Balanced, Large Cap Growth, Mid-Cap Value, Small Cap Value Opportunity and Emerging Markets Funds normally will be declared and paid annually. The High Yield Bond, Enhanced Income, Intermediate Bond and Short-Term Bond Funds generally declare dividends from net investment income daily, payable monthly. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

  Commission Recapture

     The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund's investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. These amounts are reported with the net realized gains in the Fund's Statement of Operations.

  Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.




--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
OCTOBER 31, 2006
--------------------------------------------------------------------------------


  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Redemption Fees

     The Institutional, PlanAhead and AMR Classes of the Emerging Markets Fund impose a 2% redemption fee on certain shares held for less than 90 days, and the AMR Class of the Mid-Cap Value Fund imposes a 2% redemption fee on certain shares held for less than 180 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact and other costs associated with short-term trading activity in the Funds. The "first-in, first-out" method is used to determine the holding period. Through April 30, 2006, the fee was retained by the class that imposed the fee. Effective May 1, 2006, the fee is allocated to all classes of each Fund pro-rata based on their respective net assets.

  Recently Issued Accounting Pronouncements

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

     In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2006, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management and securities lending services.



--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
OCTOBER 31, 2006
--------------------------------------------------------------------------------


Investment assets of the Balanced, Large Cap Growth, Mid-Cap Value, Small Cap Value Opportunity, Emerging Markets, High Yield Bond, Enhanced Income and Intermediate Bond Funds are managed by one or more investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Balanced Fund, Large Cap Growth Fund, Mid-Cap Value Fund, Small Cap Value Opportunity Fund, Emerging Markets Fund, High Yield Bond Fund and Enhanced Income Fund an annualized fee equal to 0.10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. The Manager receives an annualized fee of 0.25% of the average daily net assets of the Intermediate Bond Fund and pays a portion of their fee to an investment advisor hired by the Manager to direct investment activities of a portion of the Fund. The Manager serves as the sole investment advisor to the Short-Term Bond Fund. Pursuant to the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.25% of the average daily net assets of the Short-Term Bond Fund. Management fees paid during the year ended October 31, 2006 were as follows (dollars in thousands):


                                                                               AMOUNTS PAID TO   NET AMOUNTS
                                                    MANAGEMENT    MANAGEMENT      INVESTMENT     RETAINED BY
                                                     FEE RATE         FEE          ADVISORS        MANAGER
                                                   ------------   ----------   ---------------   -----------


Balanced Fund...................................   0.225%-0.70%     $2,393          $1,526           $867
Large Cap Growth Fund...........................    0.35%-0.55%        357             285             72
Mid-Cap Value Fund..............................    0.40%-1.10%        357             308             49
Small Cap Value Opportunity Fund................    0.45%-0.55%          8               6              2
Emerging Markets Fund...........................    0.79%-1.20%      1,158           1,019            139
High Yield Bond Fund............................          0.52%      1,643           1,323            320
Enhanced Income Fund............................    0.25%-0.85%        397             285            112
Intermediate Bond Fund..........................          0.25%        232              77            155


     As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. This fee is netted against securities lending income in the Statement of Operations. During the year ended October 31, 2006, securities lending fees paid to the Manager were as follows (in thousands):



Balanced Fund...................................................................   $30
Mid-Cap Value Fund..............................................................     4
Emerging Markets Fund...........................................................     6
High Yield Bond Fund............................................................    11
Enhanced Income Fund............................................................     4
Intermediate Bond Fund..........................................................     5


  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative and management services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of each of the Funds.

  Distribution Plans

     The Trust, except for the Service Class of the Funds, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fees received by the Manager and the investment advisors



--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
OCTOBER 31, 2006
--------------------------------------------------------------------------------


hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

     A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Funds. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

  Service Plans

     The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.25% of the average daily net assets of the PlanAhead and Service Classes of each Fund.

  Brokerage Commissions

     Affiliated entities of a subadvisor to the Large Cap Growth Fund and the Emerging Markets Fund received net commissions on purchases and sales of the Fund's portfolio securities totaling $262 and $50, respectively for the year ended October 31, 2006.

  Investment in Affiliated Funds

     The Funds are permitted, pursuant to an exemptive order by the Securities and Exchange Commission ("SEC") and procedures approved by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"). Cash collateral received by certain Funds in connection with securities lending may be invested in the Select Fund and the American Beacon Cash Plus Trust formerly the American Beacon Enhanced Cash Trust (the "Cash Trust"). The Funds, the Select Fund and the Cash Trust (collectively, the "Affiliated Funds") have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Affiliated Funds and receives from each Affiliated Fund an annualized fee equal to 0.10% of its average daily net assets. During the period, fees earned by the Manager from the Affiliated Funds were as follows:


                                                                                SECURITIES LENDING
                                                          DIRECT INVESTMENT    COLLATERAL INVESTED
                                                         IN AFFILIATED FUNDS   IN AFFILIATED FUNDS     TOTAL
                                                         -------------------   -------------------   --------


Balanced..............................................         $57,978               $149,007        $206,985
Large Cap Growth......................................             522                  2,380           2,902
Mid-Cap Value.........................................           3,484                  9,568          13,052
Emerging Markets......................................           6,121                 10,648          16,769
High Yield Bond.......................................          17,249                     --          17,249
Enhanced Income.......................................           4,234                 26,525          30,759
Intermediate Bond.....................................           2,947                 20,524          23,471
Short-Term Bond.......................................           2,576                  3,074           5,650


  Other

     At October 31, 2006, AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof owned 100% of AMR Class shares of the Funds, 19% of the Institutional Class of the High Yield Bond Fund, 98% of the Institutional Class of the Intermediate Bond Fund and 87% of the Institutional Class of the Short-Term Bond Fund.




--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
OCTOBER 31, 2006
--------------------------------------------------------------------------------


  Interfund Lending Program

     Pursuant to an exemptive order by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. For the period ended October 31, 2006, the following Funds had borrowings:


                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                            DAYS       INTEREST    AVERAGE DEBT    INTEREST
                                                        OUTSTANDING     CHARGES      UTILIZED        RATE
                                                        -----------    --------    ------------    --------


Emerging Markets.....................................        4           $318        $565,077        5.13%
High Yield Bond......................................        2            207         700,341        5.39%


  Reimbursement of Expenses

     The Manager contractually agreed to reimburse the following Funds for other expenses through February 28, 2007 to the extent that total annual fund operating expenses exceed the following amounts:


FUND                                                                     CLASS        EXPENSE CAP
----                                                                     -----        -----------


Balanced..........................................................   Service             1.09%
Large Cap Growth..................................................   Institutional       0.90%
Mid-Cap Value.....................................................   Institutional       1.01%
Emerging Markets..................................................   PlanAhead           2.00%
Intermediate Bond.................................................   PlanAhead           0.95%
Short-Term Bond...................................................   PlanAhead           0.87%


     During the year ended October 31, 2006, the Manager contractually waived or reimbursed expenses as follows:


FUND                                                                        CLASS        AMOUNT
----                                                                        -----        ------


Balanced.............................................................   Service          $   13
Large Cap Growth.....................................................   Institutional        87
Mid-Cap Value........................................................   Institutional     2,537
Emerging Markets Fund................................................   PlanAhead         2,926
Intermediate Bond....................................................   PlanAhead         3,303
Short-Term Bond......................................................   PlanAhead         1,925


     During the year ended October 31, 2006, the Manager voluntarily waived or reimbursed expenses as follows in order to maintain expense ratios at or below the levels noted below:


                                                                                   EXPENSE
FUND                                                                CLASS        RATIO LIMIT     AMOUNT
----                                                                -----        -----------    -------


Mid-Cap Value................................................   PlanAhead           1.23%       $ 2,797
Small Cap Value Opportunity..................................   Institutional       1.06%        70,387
Small Cap Value Opportunity..................................   PlanAhead           1.31%         2,785


  Expense Reimbursement Plan

     The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class' average net assets have grown or expenses have declined sufficiently to allow reimbursement without



--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
OCTOBER 31, 2006
--------------------------------------------------------------------------------


causing its expense ratio to exceed the previously agreed upon contractual expense limit. The following waived fees or reimbursed expenses are subject to potential recovery:


                                                                                     EXPIRATION YEAR
                                                                               ---------------------------
FUND                                                              CLASS          2007      2008      2009
----                                                              -----        -------    ------    ------


Balanced...................................................   Service          $    --    $1,650    $   13
Large Cap Growth...........................................   Institutional         78       184        87
Emerging Markets...........................................   PlanAhead            399     5,148     2,926
Mid-Cap Value..............................................   Institutional     11,997     7,258     2,537
Mid-Cap Value..............................................   PlanAhead             --        --     2,797
High Yield Bond............................................   Institutional     34,513        62        --
Intermediate Bond..........................................   PlanAhead            172     2,421     3,303
Short-Term Bond............................................   PlanAhead             --        --     1,925


     During the year ended October 31, 2006, the Funds recorded the following liabilities for expected repayment of prior fees waived and expenses reimbursed by the Manager:


FUND                                                                        CLASS         AMOUNT
----                                                                        -----        -------


Balanced.............................................................   Service          $   938
Emerging Markets.....................................................   PlanAhead          8,473
High Yield Bond......................................................   Institutional     34,575
Mid-Cap Value........................................................   Institutional     21,792


     The remaining Funds have not recorded a liability for this potential reimbursement due to the current assessment that a reimbursement is unlikely.

3.  FEDERAL INCOME AND EXCISE TAXES

     It is the policy of each of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions paid for the years ended October 31, 2006 and 2005 were as follows (in thousands):


                                                                                             SMALL CAP
                                                                  LARGE CAP      MID-CAP       VALUE
                                                  BALANCED         GROWTH         VALUE     OPPORTUNITY
                                              ----------------  ------------  ------------  -----------
                                                 YEAR ENDED      YEAR ENDED    YEAR ENDED      PERIOD
                                                 OCTOBER 31,     OCTOBER 31,   OCTOBER 31,     ENDED
                                              ----------------  ------------  ------------  OCTOBER 31,
                                                2006     2005   2006    2005   2006   2005      2006
                                              -------  -------  ----    ----  ------  ----  -----------


DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
     Institutional Class....................  $   405  $   207  $  1    $ --  $  114  $118      $--
     PlanAhead Class........................    2,594      665    --      --      --    --       --
     AMR Class..............................   22,546   18,088   376     474   7,556    --       --
LONG-TERM CAPITAL GAIN
     Institutional Class....................      629      253    --      --      31    --       --
     PlanAhead Class........................    4,282      849    --      --      --    --       --
     AMR Class..............................   32,862   20,054    --      --   2,057    --       --
                                              -------  -------  ----    ----  ------  ----      ---
          TOTAL DISTRIBUTIONS PAID..........  $63,318  $40,116  $377    $474  $9,758  $118      $--
                                              -------  -------  ----    ----  ------  ----      ---







--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
OCTOBER 31, 2006
--------------------------------------------------------------------------------



                                                   EMERGING MARKETS      HIGH YIELD BOND      ENHANCED INCOME
                                                  -----------------    ------------------    ----------------
                                                      YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                     OCTOBER 31,           OCTOBER 31,          OCTOBER 31,
                                                  -----------------    ------------------    ----------------
                                                    2006      2005       2006       2005      2006      2005
                                                  -------    ------    -------    -------    ------    ------


DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
     Institutional Class.......................   $   416    $   39    $16,799    $17,772    $   --    $   --
     PlanAhead Class...........................       100         3      7,065     10,707     3,905     3,495
     Service Class.............................        --        --          1         --        --        --
     AMR Class.................................     3,660       577         --         --        --        --
LONG-TERM CAPITAL GAIN
     Institutional Class.......................     1,430       673      2,254      3,454        --        --
     PlanAhead Class...........................       361        86      1,092      2,176        14        --
     Service Class.............................        --        --         --         --        --        --
     AMR Class.................................    11,913     6,885         --         --        --        --
                                                  -------    ------    -------    -------    ------    ------
          TOTAL DISTRIBUTIONS PAID.............   $17,880    $8,263    $27,211    $34,109    $3,919    $3,495
                                                  -------    ------    -------    -------    ------    ------





                                                                   INTERMEDIATE
                                                                       BOND        SHORT-TERM BOND
                                                                 ---------------   ---------------
                                                                    YEAR ENDED        YEAR ENDED
                                                                   OCTOBER 31,       OCTOBER 31,
                                                                 ---------------   ---------------
                                                                  2006     2005     2006     2005
                                                                 ------   ------   ------   ------


DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
     Institutional Class (terminated 3/1/05)..................   $   --   $   13   $   --   $   48
     PlanAhead Class..........................................       41       39      375      304
     Institutional Class (formerly known as AMR Class
       prior to 3/1/05).......................................    4,367    4,163    3,409    3,662
                                                                 ------   ------   ------   ------
          TOTAL DISTRIBUTIONS PAID............................   $4,408   $4,215   $3,784   $4,014
                                                                 ------   ------   ------   ------



     As of October 31, 2006, the components of distributable earnings on a tax basis were as follows (in thousands):


                                                                                           SMALL CAP
                                                   BALANCED     LARGE CAP      MID-CAP       VALUE        EMERGING
                                                     FUND      GROWTH FUND   VALUE FUND   OPPORTUNITY   MARKETS FUND
                                                  ----------   -----------   ----------   -----------   ------------


Cost basis of investments for federal income
  tax purposes.................................   $1,016,690     $80,169      $108,192       $5,874       $132,435
Unrealized appreciation........................      141,857       7,739         6,294          261         38,173
Unrealized depreciation........................       (7,717)       (568)       (1,273)        (110)        (3,197)
                                                  ----------     -------      --------       ------       --------
Net unrealized appreciation/(depreciation).....      134,140       7,171         5,021          151         34,976
Undistributed ordinary income..................       25,875         480         2,490           15          4,223
Undistributed long-term gain/(loss)............       40,510      (3,602)          716           --         19,610
                                                  ----------     -------      --------       ------       --------
Distributable earnings.........................   $  200,525     $ 4,049      $  8,227       $  166       $ 58,809
                                                  ==========     =======      ========       ======       ========





                                                        HIGH YIELD      ENHANCED     INTERMEDIATE    SHORT-TERM
                                                         BOND FUND    INCOME FUND      BOND FUND      BOND FUND
                                                        ----------    -----------    ------------    ----------


Cost basis of investments for federal income tax
  purposes...........................................    $325,833       $149,750       $122,035        $82,348
Unrealized appreciation..............................       4,235          3,801            627            163
Unrealized depreciation..............................      (3,568)        (1,702)          (981)        (1,488)
                                                         --------       --------       --------        -------
Net unrealized appreciation/(depreciation)...........         667          2,099           (354)        (1,325)
Undistributed ordinary income........................         811            159            500            536
Undistributed long-term gain/(loss)..................      (3,616)            74         (9,110)        (8,726)
                                                         --------       --------       --------        -------
Distributable earnings...............................    $ (2,138)      $  2,332       $ (8,964)       $(9,515)
                                                         ========       ========       ========        =======



     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial



--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
OCTOBER 31, 2006
--------------------------------------------------------------------------------


reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, book amortization for premiums, the realization for tax purposes of unrealized gains/(losses) on investments in passive foreign investment companies, reclassifications of income from real estate investment securities, and income adjustments associated with contingent payment debt instruments.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

     Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities, foreign currency, book amortization of premium, pay down reclasses, income adjustments associated with contingent payment debt instruments, and dividend reclasses that have been reclassified as of October 31, 2006 (in thousands):


                                  LARGE CAP    MID-CAP     SMALL CAP     EMERGING       HIGH       ENHANCED    INTERMEDIATE
                      BALANCED      GROWTH      VALUE        VALUE        MARKETS    YIELD BOND     INCOME         BOND
                        FUND         FUND        FUND     OPPORTUNITY      FUND         FUND         FUND          FUND
                      --------    ---------    -------    -----------    --------    ----------    --------    ------------


Paid-in-capital....    $    83       $ 1         $ --         $(3)          $--         $(537)       $ 475         $(501)
Undistributed net
  investment
  income...........        927        (3)         (14)          3            (6)          532         (215)          610
Accumulated net
  realized gain
  (loss)...........     (1,010)        2           14          --             6             5         (260)         (109)
Unrealized
  appreciation
  (depreciation) of
  investments,
  futures contracts
  and foreign
  currency.........         --        --           --          --            --            --           --            --

                      SHORT-TERM
                         BOND
                         FUND
                      ----------


Paid-in-capital....     $  (865)
Undistributed net
  investment
  income...........       2,328
Accumulated net
  realized gain
  (loss)...........      (1,655)
Unrealized
  appreciation
  (depreciation) of
  investments,
  futures contracts
  and foreign
  currency.........         192


     At October 31, 2006 capital loss carryforward positions for federal income tax purposes were as follows (in thousands):


FUND                                      2007      2008     2009     2010     2011    2012     2013      2014      TOTAL
----                                     ------    ------    ----    ------    ----    ----    ------    ------    ------


Large Cap Growth.......................  $   --    $   --     $--    $2,928    $674    $ --    $   --    $   --    $3,602
High Yield Bond........................      --        --      --        --      --      --        --     3,616     3,616
Intermediate Bond......................      --     7,367      --       328      --      --       318     1,097     9,110
Short-Term Bond........................   1,991     1,218      --       913     161     800     1,256     2,387     8,726


     The Large Cap Growth Fund utilized 2,940 of net capital loss carryovers and the Short-Term Bond Fund had $437 of expired capital loss carryovers for the year ended October 31, 2006.




--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
OCTOBER 31, 2006
--------------------------------------------------------------------------------


4.  INVESTMENT TRANSACTIONS

     The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2006 were as follows (in thousands):


                                                                  SMALL CAP
                                           LARGE CAP   MID-CAP      VALUE      EMERGING   HIGH YIELD   ENHANCED   INTERMEDIATE
                                BALANCED     GROWTH     VALUE    OPPORTUNITY      MKT        BOND       INCOME        BOND
                                --------   ---------   -------   -----------   --------   ----------   --------   ------------


Purchases (excluding U.S.
  government securities)......  $360,932    $132,627   $49,108      $5,368      $96,479    $264,791     $53,065      $78,039
Sales and maturities
  (excluding U.S. government
  securities).................   344,782     122,732    19,178         761       87,826     296,892      54,267       80,232
Purchases of U.S. government
  securities..................   183,873          --        --          --           --          --      18,436       38,133
Sales and maturities of U.S.
  government securities.......   126,531          --        --          --           --          --      14,904       31,736

                                SHORT-TERM
                                   BOND
                                ----------


Purchases (excluding U.S.
  government securities)......    $36,277
Sales and maturities
  (excluding U.S. government
  securities).................     41,921
Purchases of U.S. government
  securities..................      2,933
Sales and maturities of U.S.
  government securities.......      4,904


     A summary of the Funds' direct transactions in Affiliated Funds for the year ended October 31, 2006 is set forth below (in thousands):


                                                         OCTOBER 31, 2005                             OCTOBER 31, 2006
FUND                                      AFFILIATE    SHARES/MARKET VALUE   PURCHASES     SALES    SHARES/MARKET VALUE
----                                     -----------   -------------------   ---------   --------   -------------------


Balanced..............................   Select Fund         $56,990          $340,952   $333,563         $64,379
Large Cap Growth......................   Select Fund           3,199            35,003     33,419           4,783
Mid-Cap Value.........................   Select Fund           2,487            69,783     56,649          15,621
Small Cap Value Opportunity...........   Select Fund              --             2,527      2,478              49
Emerging Markets......................   Select Fund           3,699            79,285     74,812           8,172
High Yield Bond.......................   Select Fund           8,267           263,774    258,959          13,082
Enhanced Income.......................   Select Fund           4,188            67,694     59,958          11,924
Intermediate Bond.....................   Select Fund           3,312            48,946     49,368           2,890
Short-Term Bond.......................   Select Fund           2,080            41,240     41,266           2,054


5.  SECURITIES LENDING

     Each Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned and initially in an amount at least equal to 102% of the fair value of domestic securities loaned or 105% of the fair value of international securities loaned. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the "Agent") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements.

     The Funds, the Agent and the Manager retain 65%, 25% and 10%, respectively, of the income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund, the Agent and the Manager 65%, 25% and 10%, respectively. The Fund also continues to receive income on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan.

     Risks to the Fund in securities lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.




--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
OCTOBER 31, 2006
--------------------------------------------------------------------------------


     At October 31, 2006, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):


                                                                  MARKET VALUE OF
FUND                                                            SECURITIES ON LOAN    CASH COLLATERAL
----                                                            ------------------    ---------------


Balanced.....................................................        $187,301             $190,211
Large Cap Growth.............................................           5,409                5,490
Mid-Cap Value................................................          16,276               16,716
Small Cap Value Opportunity..................................           1,177                1,212
Emerging Markets.............................................          11,315               11,864
High Yield Bond..............................................          19,770               20,296
Enhanced Income..............................................          26,456               26,961
Intermediate Bond............................................          24,179               24,533
Short-Term Bond..............................................           1,161                1,183


     Cash collateral for each Fund, other than High Yield Bond, was invested in a joint investment account, which is comprised of an investment in the Cash Trust and the Select Fund. The allocated amounts have been included as investments in each Fund's Schedule of Investments and Statement of Assets and Liabilities. Income earned on these investments is reported as Income derived from securities lending in the Statements of Operations.

     Non-Cash collateral received by the Funds may not be sold or repledged; therefore, non-cash collateral is not included on the Funds' Schedule of Investments or Statement of Assets and Liabilities.

6.  CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

Period Ended October 31, 2006


                                         INSTITUTIONAL
                                             CLASS            PLANAHEAD CLASS        SERVICE CLASS           AMR CLASS
                                       -----------------    ------------------    ------------------    ------------------
BALANCED FUND                          SHARES     AMOUNT    SHARES     AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT
-------------                          ------    -------    ------    --------    ------    --------    ------    --------


Shares sold..........................    557     $ 8,501     3,407    $ 48,140       110    $  1,538     4,199    $ 60,561
Reinvestment of dividends............     68         982       474       6,468        --          --     3,986      55,408
Shares redeemed......................   (139)     (2,075)   (2,500)    (34,990)       (5)        (72)   (3,776)    (53,969)
                                        ----     -------    ------    --------    ------    --------    ------    --------
Net increase in shares outstanding...    486     $ 7,408     1,381    $ 19,618       105    $  1,466     4,409    $ 62,000
                                        ====     =======    ======    ========    ======    ========    ======    ========

                                         INSTITUTIONAL
                                             CLASS               AMR CLASS
                                       -----------------    ------------------
LARGE CAP GROWTH FUND                  SHARES     AMOUNT    SHARES     AMOUNT
---------------------                  ------    -------    ------    --------

Shares sold..........................      3     $    17     3,677    $ 24,227
Reinvestment of dividends............     --           1        57         375
Shares redeemed......................     (4)        (25)   (2,103)    (13,807)
                                        ----     -------    ------    --------
Net increase (decrease) in shares
  outstanding........................     (1)    $    (7)    1,631    $ 10,795
                                        ====     =======    ======    ========

                                         INSTITUTIONAL
                                             CLASS            PLANAHEAD CLASS          AMR CLASS
                                       -----------------    ------------------    ------------------
MID-CAP VALUE FUND                     SHARES     AMOUNT    SHARES     AMOUNT     SHARES     AMOUNT
------------------                     ------    -------    ------    --------    ------    --------

Shares sold..........................    379     $ 3,963     2,542    $ 26,510     2,787    $ 29,122
Reinvestment of dividends............     15         142        --          --     1,008       9,614
Shares redeemed*.....................    (80)       (910)      (20)       (213)   (1,477)    (15,316)
                                        ----     -------    ------    --------    ------    --------
Net increase in shares outstanding...    314     $ 3,195     2,522    $ 26,297     2,318    $ 23,420
                                        ====     =======    ======    ========    ======    ========
* Net of Redemption Fees








--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
OCTOBER 31, 2006
--------------------------------------------------------------------------------



                                        INSTITUTIONAL CLASS      PLANAHEAD CLASS
                                       --------------------    ------------------
SMALL CAP VALUE OPPORTUNITY FUND        SHARES      AMOUNT     SHARES     AMOUNT
--------------------------------       -------    ---------    ------    --------


Shares sold..........................      460    $   4,562         8    $     82
Reinvestment of dividends............       --           --        --          --
Shares redeemed......................       (3)         (28)       (2)        (15)
                                       -------    ---------    ------    --------
Net increase in shares outstanding...      457    $   4,534         6    $     67
                                       =======    =========    ======    ========

                                        INSTITUTIONAL CLASS      PLANAHEAD CLASS            AMR CLASS
                                       --------------------    ------------------    -----------------------
EMERGING MARKETS FUND                   SHARES      AMOUNT     SHARES     AMOUNT     SHARES    AMOUNT
---------------------                  -------    ---------    ------    --------    ------    -------------

Shares sold..........................      385    $   6,392       304    $  4,929     1,407       $ 22,888
Reinvestment of dividends............      123        1,788        30         434     1,066         15,573
Shares redeemed*.....................     (176)      (2,856)     (168)     (2,645)   (1,016)       (16,536)
                                       -------    ---------    ------    --------    ------       --------
Net increase in shares outstanding...      332    $   5,324       166    $  2,718     1,457       $ 21,925
                                       =======    =========    ======    ========    ======       ========
* Net of Redemption Fees

                                        INSTITUTIONAL CLASS      PLANAHEAD CLASS          SERVICE CLASS
                                       --------------------    ------------------    -----------------------
HIGH YIELD BOND FUND                    SHARES      AMOUNT     SHARES     AMOUNT     SHARES        AMOUNT
--------------------                   -------    ---------    ------    --------    ------    -------------

Shares sold..........................   12,050    $ 121,776     3,864    $ 39,258         4       $     41
Reinvestment of dividends............    1,484       15,060       798       8,106        --              1
Shares redeemed......................  (12,034)    (121,828)   (8,570)    (87,093)       (4)           (44)
                                       -------    ---------    ------    --------    ------       --------
Net increase (decrease) in shares
  outstanding........................    1,500    $  15,008    (3,908)   $(39,729)       --       $     (2)
                                       =======    =========    ======    ========    ======       ========

                                          PLANAHEAD CLASS
                                       --------------------
ENHANCED INCOME FUND                    SHARES      AMOUNT
--------------------                   -------    ---------


Shares sold..........................    3,012    $  30,206
Reinvestment of dividends............      389        3,919
Shares redeemed......................   (2,376)     (23,955)
                                       -------    ---------
Net increase in shares outstanding...    1,025    $  10,170
                                       =======    =========

                                        INSTITUTIONAL CLASS      PLANAHEAD CLASS
                                       --------------------    ------------------
INTERMEDIATE BOND FUND                  SHARES      AMOUNT     SHARES     AMOUNT
----------------------                 -------    ---------    ------    --------

Shares sold..........................    1,863    $  18,474         8    $     84
Reinvestment of dividends............      440        4,367         4          38
Shares redeemed......................   (1,912)     (18,979)      (25)       (250)
                                       -------    ---------    ------    --------
Net increase (decrease) in shares
  outstanding........................      391    $   3,862       (13)   $   (128)
                                       =======    =========    ======    ========

                                        INSTITUTIONAL CLASS      PLANAHEAD CLASS
                                       --------------------    ------------------
SHORT-TERM BOND FUND                    SHARES      AMOUNT     SHARES     AMOUNT
--------------------                   -------    ---------    ------    --------

Shares sold..........................      724    $   6,305       825    $  7,202
Reinvestment of dividends............      391        3,407        42         368
Shares redeemed......................   (1,819)     (15,869)   (1,024)     (8,943)
                                       -------    ---------    ------    --------
Net decrease in shares outstanding...     (704)   $  (6,157)     (157)   $ (1,373)
                                       =======    =========    ======    ========



Period Ended October 31, 2005


                                        INSTITUTIONAL
                                            CLASS           PLANAHEAD CLASS       SERVICE CLASS           AMR CLASS
                                      -----------------    -----------------    ----------------    --------------------
BALANCED FUND                         SHARES     AMOUNT    SHARES     AMOUNT    SHARES    AMOUNT     SHARES      AMOUNT
-------------                         ------    -------    ------    -------    ------    ------    -------    ---------


Shares sold.........................    404     $ 6,028     5,096    $71,560      --        $ 1      11,920    $ 170,034
Reinvestment of dividends...........     32         459       108      1,484      --         --       2,736       38,142
Shares redeemed.....................    (80)     (1,192)     (671)    (9,463)     --         --     (11,427)    (164,434)
                                        ---     -------     -----    -------      --        ---     -------    ---------
Net increase in shares outstanding..    356     $ 5,295     4,533    $63,581      --        $ 1       3,229    $  43,742
                                        ===     =======     =====    =======      ==        ===     =======    =========








--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
OCTOBER 31, 2006
--------------------------------------------------------------------------------



                                        INSTITUTIONAL CLASS         AMR CLASS
                                       --------------------    ------------------
LARGE CAP GROWTH FUND                   SHARES      AMOUNT     SHARES     AMOUNT
---------------------                  -------    ---------    ------    --------


Shares sold..........................       17    $     102     6,502    $ 39,610
Reinvestment of dividends............       --           --        76         474
Shares redeemed......................       --           --    (5,843)    (35,633)
                                       -------    ---------    ------    --------
Net increase (decrease) in shares
  outstanding........................       17    $     102       735    $  4,451
                                       =======    =========    ======    ========

                                        INSTITUTIONAL CLASS
                                       --------------------
MID CAP VALUE FUND                      SHARES      AMOUNT
------------------                     -------    ---------

Shares sold..........................   14,157    $ 164,231
Reinvestment of dividends............       11          118
Shares redeemed*.....................  (12,873)    (153,358)
                                       -------    ---------
Net increase (decrease) in shares
  outstanding........................    1,295    $  10,991
                                       =======    =========
* Net of redemption fees

                                        INSTITUTIONAL CLASS      PLANAHEAD CLASS          AMR CLASS
                                       --------------------    ------------------    -------------------
EMERGING MARKETS FUND                   SHARES      AMOUNT     SHARES     AMOUNT      SHARES     AMOUNT
---------------------                  -------    ---------    ------    --------    -------    --------

Shares sold..........................      164    $   2,342       187    $  2,602      2,688    $ 36,989
Reinvestment of dividends............       54          706         7          88        575       7,462
Shares redeemed*.....................     (176)      (2,291)     (118)     (1,644)    (2,858)    (41,144)
                                       -------    ---------    ------    --------     ------    --------
Net increase (decrease) in shares
  outstanding........................       42    $     757        76    $  1,046        405    $  3,307
                                       =======    =========    ======    ========     ======    ========
* Net of redemption fees

                                        INSTITUTIONAL CLASS      PLANAHEAD CLASS        SERVICE CLASS
                                       --------------------    ------------------    -------------------
HIGH YIELD BOND FUND                    SHARES      AMOUNT     SHARES     AMOUNT      SHARES     AMOUNT
--------------------                   -------    ---------    ------    --------    -------    --------


Shares sold..........................    9,936    $ 104,727     5,626    $ 59,314         --    $      4
Reinvestment of dividends............    1,682       17,740     1,216      12,834         --          --
Shares redeemed......................  (12,669)    (133,918)   (8,714)    (90,501)        (1)         (7)
                                       -------    ---------    ------    --------     ------    --------
Net increase (decrease) in shares
  outstanding........................   (1,051)   $ (11,451)   (1,872)   $(18,353)        (1)   $     (3)
                                       =======    =========    ======    ========     ======    ========

                                          PLANAHEAD CLASS
                                       --------------------
ENHANCED INCOME FUND                    SHARES      AMOUNT
--------------------                   -------    ---------

Shares sold..........................    3,082    $  31,229
Reinvestment of dividends............      346        3,496
Shares redeemed......................   (2,400)     (24,206)
                                       -------    ---------
Net increase in shares outstanding...    1,028    $  10,519
                                       =======    =========





                                                                                                  INSTITUTIONAL
                                                      INSTITUTIONAL                              CLASS (FORMERLY
                                                    CLASS (TERMINATED                           AMR CLASS THROUGH
                                                         3/1/05)*          PLANAHEAD CLASS           3/1/05)
                                                    -----------------     -----------------    ------------------
INTERMEDIATE BOND FUND                              SHARES     AMOUNT     SHARES     AMOUNT    SHARES     AMOUNT
----------------------                              ------     ------     ------     ------    ------    --------


Shares sold....................................        --       $  --        18       $ 181     4,580    $ 46,881
Reinvestment of dividends......................         1          11         4          38       408       4,163
Shares redeemed................................       (88)       (912)      (22)       (222)   (4,980)    (50,899)
                                                      ---       -----       ---       -----    ------    --------
Net increase (decrease) in shares outstanding..       (87)      $(901)       --       $  (3)        8    $    145
                                                      ===       =====       ===       =====    ======    ========




* Activity is for the period from November 1, 2004 through February 28, 2005


                                                                                                    INSTITUTIONAL
                                                       INSTITUTIONAL                               CLASS (FORMERLY
                                                     CLASS (TERMINATED                            AMR CLASS THROUGH
                                                         3/1/05)*            PLANAHEAD CLASS           3/1/05)
                                                    ------------------     ------------------    ------------------
SHORT-TERM BOND FUND                                SHARES      AMOUNT     SHARES      AMOUNT    SHARES     AMOUNT
--------------------                                ------     -------     ------     -------    ------    --------


Shares sold....................................       110      $   982       581      $ 5,167     3,008    $ 26,682
Reinvestment of dividends......................         5           46        32          288       412       3,660
Shares redeemed................................      (481)      (4,291)     (491)      (4,384)   (3,193)    (28,344)
                                                     ----      -------      ----      -------    ------    --------
Net increase (decrease) in shares outstanding..      (366)     $(3,263)      122      $ 1,071       227    $  1,998
                                                     ====      =======      ====      =======    ======    ========




* Activity is for the period from November 1, 2004 through February 28, 2005




--------------------------------------------------------------------------------

                      (This page intentionally left blank)



(LIGHTHOUSE LOGO)




--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------



                                                    INSTITUTIONAL CLASS                             PLANAHEAD CLASS
                                        -------------------------------------------  --------------------------------------------

                                                   YEAR ENDED OCTOBER 31,                       YEAR ENDED OCTOBER 31,
                                        -------------------------------------------  --------------------------------------------
                                          2006      2005     2004     2003    2002     2006      2005     2004     2003     2002
                                        -------   -------  -------  -------  ------  --------  -------  -------  -------  -------


Net asset value, beginning of period..  $ 15.00   $ 14.31  $ 12.99  $ 10.97  $12.07  $  14.20  $ 13.62  $ 12.40  $ 10.81  $ 11.88
                                        -------   -------  -------  -------  ------  --------  -------  -------  -------  -------
Income from investment operations:
     Net investment income(A B).......     0.39      0.36     0.29     0.31(D) 0.11      0.35     0.34     0.27     0.28(D)  0.41
     Net gains (losses) on securities
       (both realized and
       unrealized)(B).................     1.54      1.11     1.36     1.84(D)(0.69)     1.44     1.01     1.25     1.74(D) (0.99)
                                        -------   -------  -------  -------  ------  --------  -------  -------  -------  -------
Total income (loss) from investment
  operations..........................     1.93      1.47     1.65     2.15   (0.58)     1.79     1.35     1.52     2.02    (0.58)
                                        -------   -------  -------  -------  ------  --------  -------  -------  -------  -------
Less distributions:
     Dividends from net investment
       income.........................    (0.38)    (0.31)   (0.33)   (0.13)  (0.44)    (0.36)   (0.30)   (0.30)   (0.43)   (0.41)
     Distributions from net realized
       gains on securities............    (0.72)    (0.47)      --       --   (0.08)    (0.72)   (0.47)      --       --    (0.08)
                                        -------   -------  -------  -------  ------  --------  -------  -------  -------  -------
Total distributions...................    (1.10)    (0.78)   (0.33)   (0.13)  (0.52)    (1.08)   (0.77)   (0.30)   (0.43)   (0.49)
                                        -------   -------  -------  -------  ------  --------  -------  -------  -------  -------
Net asset value, end of period........  $ 15.83   $ 15.00  $ 14.31  $ 12.99  $10.97  $  14.91  $ 14.20  $ 13.62  $ 12.40  $ 10.81
                                        =======   =======  =======  =======  ======  ========  =======  =======  =======  =======
Total return..........................    13.60 %  10.53%   10.53%   19.77%   (5.14)%  13.31%   10.12%   12.44%   19.36%    (5.18)%
                                        =======   =======  =======  =======  ======  ========  =======  =======  =======  =======
Ratios and supplemental data:
     Net assets, end of period (in
       thousands).....................  $22,587   $14,122  $ 8,378  $ 9,041  $8,994  $111,837  $86,875  $21,571  $13,321  $10,561
     Ratios to average net assets
       (annualized):
       Expenses, after expense
          reimbursements
          (recoupments)(B)............     0.59 %   0.56%    0.63%    0.63%   0.62%     0.85%    0.86%    0.93%    0.94%    0.90%
       Expenses before expense
          reimbursements
          (recoupments)(B)............     0.59 %   0.56%    0.63%    0.63%   0.62%     0.85%    0.86%    0.93%    0.94%    0.90%
       Net investment income, after
          expense reimbursements
          (recoupments)(B)............     2.81 %   2.45%    2.15%    2.74%   3.12%     2.55%    2.14%    1.84%    2.40%    2.83%
       Net investment income (loss),
          before expense
          reimbursements
          (recoupments)(B)............     2.81 %   2.45%    2.15%    2.74%   3.12%     2.55%    2.14%    1.84%    2.40%    2.83%
     Portfolio turnover rate(C).......       59 %     58%      62%      69%     84%       59%      58%      62%      69%      84%



--------

  (A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share through October 31, 2005.

(B) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Balanced Portfolio through February 28, 2002.

(C) The Balanced Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(D) For the year ended October 31, 2003, the net investment income and net gains (losses) on securities (both realized and unrealized) has been restated from 0.30 and 1.85, respectively for Institutional Class and 0.36 and 1.66, respectively for PlanAhead Class.

(E)   Not annualized.

(F)   Annualized.

(G) Portfolio turnover rate is for the period from November 1, 2004 through October 31, 2005.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



SERVICE CLASS                                   AMR CLASS
-------------               -------------------------------------------------
  YEAR ENDED    MAY 31 TO                 YEAR ENDED OCTOBER 31,
 OCTOBER 31,   OCTOBER 31,  -------------------------------------------------
     2006          2005       2006       2005      2004      2003      2002
-------------  -----------  --------  ---------  --------  --------  --------


   $ 14.16       $  13.96   $  14.49  $   13.87  $  12.60  $  10.98  $  12.06
   -------       --------   --------  ---------  --------  --------  --------

      0.38           0.09       0.45      0. 39      0.32      0.34      0.48

      1.35           0.11       1.46       1.05      1.31      1.78     (1.01)
   -------       --------   --------  ---------  --------  --------  --------
      1.73           0.20       1.91       1.44      1.63      2.12     (0.53)
                 --------   --------  ---------  --------  --------  --------

     (0.34)            --      (0.41)     (0.35)    (0.36)    (0.50)    (0.47)
     (0.72)            --      (0.72)     (0.47)       --        --     (0.08)
   -------       --------   --------  ---------  --------  --------  --------
     (1.06)            --      (1.13)     (0.82)    (0.36)    (0.50)    (0.55)
   -------       --------   --------  ---------  --------  --------  --------
   $ 14.83       $  14.16   $  15.27  $   14.49  $  13.87  $  12.60  $  10.98
   =======       ========   ========  =========  ========  ========  ========
    13.01%          1.43%(E)  13.98%     10.63%    13.13%    20.06%     (4.71)%
   =======       ========   ========  =========  ========  ========  ========

   $ 1,562       $      1   $817,333  $ 712,073  $636,420  $557,612  $487,526


     1.22%          1.09%(F)   0.33%      0.33%     0.37%     0.38%     0.35%

     1.22%        360.24%(F)   0.33%      0.33%     0.37%     0.38%     0.35%

     2.18%          1.52%(F)   3.08%      2.70%     2.40%     2.98%     3.39%

     2.17%        (357.63)%(F) 3.08%      2.70%     2.40%     2.98%     3.39%
       59%         58%(G)        59%        58%       62%       69%       84%





--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------



                                                                         INSTITUTIONAL CLASS
                                                        -----------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                                        -----------------------------------------------------
                                                        2006(C)      2005       2004        2003       2002
                                                        -------    -------    --------    -------    --------


Net asset value, beginning of period.................   $  6.18     $ 5.82     $  5.47    $  4.53     $ 5.66
                                                        -------     ------     -------    -------     ------
Income from investment operations:
     Net investment income (loss)(A).................      0.04       0.04        0.02       0.02       0.03
     Net gains (losses) on securities (both realized
       and unrealized)(A)............................      0.70       0.37        0.35       0.94      (1.16)
                                                        -------     ------     -------    -------     ------
Total income (loss) from investment operations.......      0.74       0.41        0.37       0.96      (1.13)
                                                        -------     ------     -------    -------     ------
Less distributions:
     Dividends from net investment income............     (0.03)     (0.05)      (0.02)     (0.02)        --
                                                        -------     ------     -------    -------     ------
Total distributions..................................     (0.03)     (0.05)      (0.02)     (0.02)        --
                                                        -------     ------     -------    -------     ------
Net asset value, end of period.......................   $  6.89     $ 6.18     $  5.82    $  5.47     $ 4.53
                                                        =======     ======     =======    =======     ======
Total return.........................................    12.04%      7.06%       6.71%     21.15%    (19.96)%
                                                        =======     ======     =======    =======     ======
Ratios and supplemental data:
     Net assets, end of period (in thousands)........   $   110     $  105     $     1    $     1     $    1
     Ratios to average net assets (annualized)(A):
       Expenses, net of waivers......................     0.90%      0.89%       0.84%      0.87%      0.87%
       Expenses, before waivers......................     0.99%      4.64%      13.22%      0.87%      0.87%
       Net investment income (loss), net of waivers..     0.56%    (0.18)%       0.18%      0.18%      0.06%
       Net investment income (loss), before waivers..     0.48%    (3.93)%    (12.20)%      0.18%      0.06%
     Portfolio turnover rate(B)......................      181%       164%        131%       138%       135%



--------

  (A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Growth Portfolio through February 28, 2001.

(B) The Large Cap Growth Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2001. Portfolio turnover rate through February 28, 2001 was that of the Portfolio.

(C) On September 12, 2006, The Renaissance Group, LLC assumed management of the Large Cap Growth Fund's assets previously managed by J.P. Morgan Investment Management, Inc.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                     AMR CLASS
---------------------------------------------------
               YEAR ENDED OCTOBER 31,
---------------------------------------------------
2006(C)      2005       2004       2003       2002
-------    -------    -------    -------    -------


$  6.21    $  5.84    $  5.48    $  4.54    $  5.67
-------    -------    -------    -------    -------

   0.05       0.06       0.02       0.02       0.02
   0.73       0.36       0.36       0.93      (1.14)
-------    -------    -------    -------    -------
   0.78       0.42       0.38       0.95      (1.12)
-------    -------    -------    -------    -------

  (0.04)     (0.05)     (0.02)     (0.01)     (0.01)
-------    -------    -------    -------    -------
  (0.04)     (0.05)     (0.02)     (0.01)     (0.01)
-------    -------    -------    -------    -------
$  6.95    $  6.21    $  5.84    $  5.48    $  4.54
=======    =======    =======    =======    =======
 12.52%      7.22%      6.88%     21.09%     (19.85)%
=======    =======    =======    =======    =======

$82,042    $63,183    $55,121    $48,926    $28,017

  0.59%      0.64%      0.71%      0.68%      0.67%
  0.59%      0.64%      0.71%      0.68%      0.67%
  0.88%      0.98%      0.34%      0.40%      0.30%
  0.88%      0.98%      0.34%      0.40%      0.30%
   181%       164%       131%       138%       135%





--------------------------------------------------------------------------------

AMERICAN BEACON MID-CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------



                                                                   PLANAHEAD CLASS    AMR CLASS (FORMERLY INSTITUTIONAL
                                                                   ---------------        CLASS PRIOR TO DECEMBER 1,
                                            INSTITUTIONAL CLASS                                    2005)(D)
                                            -------------------                       ---------------------------------
                                                NOVEMBER 30,                              YEAR ENDED
                                                  2005 TO            FEBRUARY 28          OCTOBER 31,        JUNE 30 TO
                                                OCTOBER 31,         TO OCTOBER 31,    ------------------    OCTOBER 31,
                                                    2006                 2006           2006       2005         2004
                                            -------------------    ---------------    -------    -------    -----------


Net asset value, beginning of period.....         $ 12.09              $  9.80        $ 11.72    $ 10.27      $ 10.00
                                                  -------              -------        -------    -------      -------
Income from investment operations:
     Net investment income...............            0.21                 0.01           0.12       0.13         0.02(B)
     Net gains on securities (both
       realized and unrealized)..........            1.25                 0.99           1.75       1.37         0.25
                                                  -------              -------        -------    -------      -------
Total income from investment operations..            1.46                 1.00           1.87       1.50         0.27
                                                  -------              -------        -------    -------      -------
Less distributions:
     Dividends from net investment
       income............................           (0.16)                  --          (0.14)     (0.05)          --
     Distributions from net realized
       gains on securities...............           (2.58)                  --          (2.58)        --           --
                                                  -------              -------        -------    -------      -------
Total distributions......................           (2.74)                  --          (2.72)     (0.05)          --
                                                  -------              -------        -------    -------      -------
Net asset value, end of period...........         $ 10.81              $ 10.80        $ 10.87    $ 11.72      $ 10.27
                                                  =======              =======        =======    =======      =======
Total return.............................          15.30%(A)            10.20%(A)      19.16%()   14.63%        2.70%(A)
                                                  =======              =======        =======    =======      =======
Ratios and supplemental data:
     Net assets, end of period (in
       thousands)........................         $ 3,396              $27,240        $66,290    $44,342      $25,546
     Ratios to average net assets
       (annualized):
       Expenses, after expense
          reimbursements (recoupments)...           1.19%                1.49%          0.97%      1.01%        1.14%(C)
       Expenses, before expense
          reimbursements (recoupments)...           1.19%                1.61%          0.92%      1.02%        1.34%(C)
       Net investment income, after
          expense reimbursements
          (recoupments)..................           1.11%                0.57%          1.38%      0.92%        0.73%(C)
       Net investment income, before
          expense reimbursements
          (recoupments)..................           1.11%                0.44%          1.42%      0.91%        0.53%(C)
     Portfolio turnover rate.............             42%(E)               42%(E)         42%()     298%           6%(A)



--------

  (A) Not annualized.

(B)   Based on average shares outstanding.

(C)   Annualized.

(D) On November 30, 2005, the Mid-Cap Value Fund's Institutional Class of shares was renamed the AMR Class and the Fund began offering a new class of shares known as the Institutional Class.

(E) Portfolio turnover rate is for the period November 1, 2005 through October 31, 2006.



--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------




                                                                  INSTITUTIONAL CLASS    PLANAHEAD CLASS
                                                                  -------------------    ---------------
                                                                      MARCH 31 TO          MARCH 31 TO
                                                                      OCTOBER 31,          OCTOBER 31,
                                                                        2006(A)              2006(A)
                                                                  -------------------    ---------------



Net asset value, beginning of period...........................         $ 10.00              $  10.00
                                                                        -------              --------
Income from investment operations:
     Net investment income (loss)..............................            0.01                  0.01
     Net gains (losses) on securities (both realized and
       unrealized).............................................            0.25                  0.25
                                                                        -------              --------
Total income from investment operations........................            0.26                  0.26
                                                                        -------              --------
Less distributions:
     Dividends from net investment income......................              --                    --
     Distributions from net realized gains on securities.......              --                    --
                                                                        -------              --------
Total distributions............................................              --                    --
                                                                        -------              --------
Net asset value, end of period.................................         $ 10.26              $  10.26
                                                                        =======              ========
Total return...................................................           2.60%(B)              2.60%(B)
                                                                        =======              ========
Ratios and supplemental data:
     Net assets, end of period (in thousands)..................         $ 4,693              $     70
     Ratios to average net assets (annualized):
       Expenses net of waivers.................................           1.03%                 1.28%
       Expenses before waivers.................................           6.12%                20.05%
       Net investment income, net of waivers...................           0.30%                 0.21%
       Net investment income, before waivers...................          (4.80%)              (18.56%)
     Portfolio turnover rate...................................             32%(B)                32%(B)



--------

  (A) March 31, 2006 is the inception date of the Small Cap Value Opportunity Fund.

(B)   Not annualized.



--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------



                                                                       INSTITUTIONAL CLASS
                                                       --------------------------------------------------

                                                                     YEAR ENDED OCTOBER 31,
                                                       --------------------------------------------------
                                                         2006       2005       2004       2003      2002
                                                       -------    -------    -------    -------    ------


Net asset value, beginning of period................   $ 15.10    $ 12.64    $ 10.62    $  7.20    $ 6.64
                                                       -------    -------    -------    -------    ------
Income from investment operations:
     Net investment income(A).......................      0.11       0.15       0.07       0.04      0.09
     Net gains (losses) on securities (both realized
       and  unrealized)(A)..........................      4.63       3.45       2.01       3.43      0.56
                                                       -------    -------    -------    -------    ------
Total income (loss) from investment operations......      4.74       3.60       2.08       3.47      0.65
                                                       -------    -------    -------    -------    ------
Less distributions:
     Dividends from net investment income...........     (0.21)     (0.06)     (0.06)     (0.05)    (0.09)
     Distributions from net realized gains on
       securities...................................     (2.21)     (1.08)        --         --        --
                                                       -------    -------    -------    -------    ------
Total distributions.................................     (2.42)     (1.14)     (0.06)     (0.05)    (0.09)
                                                       -------    -------    -------    -------    ------
Redemption fees added to beneficial interests.......        --(E)      --(E)      --(E)      --        --
                                                       -------    -------    -------    -------    ------
Net asset value, end of period......................   $ 17.42    $ 15.10    $ 12.64    $ 10.62    $ 7.20
                                                       =======    =======    =======    =======    ======
Total return........................................    34.49%     30.11%     19.65%     48.45%     9.80%
                                                       =======    =======    =======    =======    ======
Ratios and supplemental data:
     Net assets, end of period (in thousands).......   $16,552    $ 9,348    $ 7,282    $ 3,557    $1,769
     Ratios to average net assets (annualized):
       Expenses, after expense reimbursements
          (recoupments)(A)..........................     1.56%      1.52%      1.85%      1.76%     1.51%
       Expenses, before expense reimbursements
          (recoupments)(A)..........................     1.56%      1.52%      1.85%      1.76%     1.51%
       Net investment income (loss), after expense
          reimbursements (recoupments)(A)...........     0.80%      1.22%      0.74%      0.62%     1.11%
       Net investment income (loss), before expense
          reimbursements (recoupments)(A)...........     0.80%      1.22%      0.74%      0.62%     1.11%
     Portfolio turnover rate(B).....................       67%()      63%        76%        80%       94%



--------

  (A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Emerging Markets Portfolio through February 28, 2002.

(B) The Emerging Markets Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C)   Not annualized.

(D) Portfolio turnover rate is for the period from November 1, 2001 through October 31, 2002.

(E)   Amounts represent less than $0.01 per share.

(F)   Annualized.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                                                                  AMR CLASS
                                                            ----------------------------------------------------
                     PLANAHEAD CLASS
--------------------------------------------------------
         YEAR ENDED OCTOBER 31,             OCTOBER 1 TO                   YEAR ENDED OCTOBER 31,
----------------------------------------     OCTOBER 31,    ----------------------------------------------------
  2006       2005       2004       2003         2002          2006        2005       2004       2003       2002
-------    -------    -------    -------    ------------    --------    -------    -------    -------    -------


$ 14.98    $ 12.53    $ 10.55    $  7.19       $ 6.86       $  15.17    $ 12.68    $ 10.66    $  7.22    $  6.65
-------    -------    -------    -------       ------       --------    -------    -------    -------    -------

   0.09       0.15       0.04       0.09           --           0.15       0.24       0.10       0.07       0.09
   4.55       3.41       1.99       3.34         0.33           4.65       3.42       2.00       3.44       0.59
-------    -------    -------    -------       ------       --------    -------    -------    -------    -------
   4.64       3.56       2.03       3.43         0.33           4.80       3.66       2.10       3.51       0.68
-------    -------    -------    -------       ------       --------    -------    -------    -------    -------

  (0.19)     (0.03)     (0.05)     (0.07)          --          (0.24)     (0.09)     (0.08)     (0.07)     (0.11)
  (2.21)     (1.08)        --         --           --          (2.21)     (1.08)        --         --         --
-------    -------    -------    -------       ------       --------    -------    -------    -------    -------
  (2.40)     (1.11)     (0.05)     (0.07)          --          (2.45)     (1.17)     (0.08)     (0.07)     (0.11)
-------    -------    -------    -------       ------       --------    -------    -------    -------    -------
     --(E)      --(E)      --(E)      --(E)        --             --         --         --         --         --
-------    -------    -------    -------       ------       --------    -------    -------    -------    -------
$ 17.22    $ 14.98    $ 12.53    $ 10.55       $ 7.19       $  17.52    $ 15.17    $ 12.68    $ 10.66    $  7.22
=======    =======    =======    =======       ======       ========    =======    =======    =======    =======
 34.16%     29.95%     19.33%     48.07%        4.81%(C)      34.87%     30.43%     20.00%     48.84%     10.10%
=======    =======    =======    =======       ======       ========    =======    =======    =======    =======

$ 5,841    $ 2,592    $ 1,214    $   492       $    1       $135,146    $94,864    $74,199    $51,498    $32,731

  2.04%      1.75%      2.14%      2.08%        1.87%(F)       1.30%      1.25%      1.59%      1.50%      1.26%
  1.91%      2.01%      2.20%      2.08%        1.87%(F)       1.30%      1.25%      1.59%      1.50%      1.26%

  0.49%      1.16%      0.37%      0.57%         (0.25)%(F)    1.01%      1.60%      1.01%      0.92%      1.35%

  0.62%      0.90%      0.31%      0.57%         (0.25)%(F)    1.01%      1.60%      1.01%      0.92%      1.35%
    67%        63%        76%        80%          94%(D)         67%        63%        76%        80%(C)     94%





--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------



                                                                         INSTITUTIONAL CLASS
                                                      --------------------------------------------------------


                                                                       YEAR ENDED OCTOBER 31,
                                                      --------------------------------------------------------
                                                       2006(F)      2005        2004        2003        2002
                                                      --------    --------    --------    --------    --------


Net asset value, beginning of period...............   $  10.22    $  10.86    $  10.73    $   9.63    $   9.82
                                                      --------    --------    --------    --------    --------
Income from investment operations:
     Net investment income.........................       0.88        0.76        0.78        0.78        0.80
     Net gains (losses) on securities (both
       realized and unrealized)....................       0.09       (0.84)       0.27        1.10       (0.19)
                                                      --------    --------    --------    --------    --------
Total income from investment operations............       0.97       (0.08)       1.05        1.88        0.61
                                                      --------    --------    --------    --------    --------
Less distributions:
     Dividends from net investment income..........      (0.88)      (0.76)      (0.78)      (0.78)      (0.80)
     Distributions from net realized gains on
       securities..................................      (0.11)       0.20       (0.14)         --          --
                                                      --------    --------    --------    --------    --------
Total distributions................................      (0.99)      (0.56)      (0.92)      (0.78)      (0.80)
                                                      --------    --------    --------    --------    --------
Net asset value, end of period.....................   $  10.20    $  10.22    $  10.86    $  10.73    $   9.63
                                                      ========    ========    ========    ========    ========
Total return.......................................      8.78%       3.03%      10.19%      20.11%       6.28%
                                                      ========    ========    ========    ========    ========
Ratios and supplemental data:
     Net assets, end of period (in thousands)......   $231,693    $216,744    $241,777    $161,380    $104,813
     Ratios to average net assets (annualized):
       Expenses, after expense reimbursements
          (recoupments)............................      0.85%       0.84%       0.88%       0.90%       0.90%
       Expenses, before expense reimbursements
          (recoupments)............................      0.85%       0.84%       0.92%       1.00%       0.98%
       Net investment income, after expense
          reimbursements (recoupments).............      7.55%       7.24%       7.27%       7.51%       8.02%
       Net investment income (loss), before expense
          reimbursements (recoupments).............      7.55%       7.24%       7.23%       7.41%       7.94%
     Portfolio turnover rate.......................        88%        128%        138%        114%        163%



--------

  (A) Not annualized.

(B) Portfolio turnover rate is for the period from November 1, 2001 through October 31, 2002.

(C) Portfolio turnover rate is for the period from November 1, 2002 through October 31, 2003.

(D)   Annualized.

(E) Portfolio turnover rate is for the period from November 1, 2005 through October 31, 2006.

(F) Franklin Advisers, Inc. was added as an investment advisor to the High Yield Bond Fund on September 12, 2006.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                      PLANAHEAD CLASS                                           SERVICE CLASS
----------------------------------------------------------    -------------------------------------------------
                                                               FOUR MONTHS    YEAR ENDED OCTOBER       MAY 1
           YEAR ENDED OCTOBER 31,               MARCH 1 TO        ENDED               31,                TO
-------------------------------------------    OCTOBER 31,    FEBRUARY 28,    ------------------    OCTOBER 31,
2006(F)      2005        2004        2003          2002           2006         2005       2004          2003
-------    --------    --------    --------    -----------    ------------    ------    --------    -----------


$ 10.22    $  10.87    $  10.73    $   9.63       $10.10         $10.41       $10.87    $  10.73      $  10.47
-------    --------    --------    --------       ------         ------       ------    --------      --------

   0.85        0.74        0.74        0.75         0.50           0.36         0.70        0.71          0.29
   0.10       (0.85)       0.28        1.10        (0.47)          0.13        (0.45)       0.27          0.26
-------    --------    --------    --------       ------         ------       ------    --------      --------
   0.95       (0.11)       1.02        1.85         0.03           0.49         0.25        0.98          0.55
-------    --------    --------    --------       ------         ------       ------    --------      --------

  (0.85)      (0.74)      (0.74)      (0.75)       (0.50)         (0.35)       (0.71)      (0.70)        (0.29)
  (0.11)       0.20       (0.14)         --           --          (0.11)          --       (0.14)           --
-------    --------    --------    --------       ------         ------       ------    --------      --------
  (0.96)      (0.54)      (0.88)      (0.75)       (0.50)         (0.46)       (0.71)      (0.84)        (0.29)
-------    --------    --------    --------       ------         ------       ------    --------      --------
$ 10.21    $  10.22    $  10.87    $  10.73       $ 9.63         $10.44       $10.41    $  10.87      $  10.73
=======    ========    ========    ========       ======         ======       ======    ========      ========
  8.63%       2.69%       9.94%      19.57%        (0.26)%(A)     3.72%(A)     2.33%       9.41%          5.46%(A)
=======    ========    ========    ========       ======         ======       ======    ========      ========

$80,284    $120,360    $148,266    $125,654       $4,029             NA       $    1    $      4      $      1

  1.08%       1.08%       1.20%       1.24%        1.27%(D)       1.33%(D)     1.46%       1.57%         1.71%(D)
  1.08%       1.08%       1.20%       1.24%        1.27%(D)       1.33%(D)     4.01%     440.81%       806.83%(D)
  7.33%       7.00%       6.95%       7.11%        7.20%(D)       7.04%(D)     6.59%       6.57%         6.51%(D)

  7.33%       7.00%       6.95%       7.11%        7.20%(D)       7.04%(D)     4.04%     (432.67)%     (798.61)%(D)
    88%        128%        138%        114%         163%(B)         88%(E)      128%        138%          114%(C)





--------------------------------------------------------------------------------

AMERICAN BEACON ENHANCED INCOME FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------



                                                                          PLANAHEAD CLASS
                                                          -----------------------------------------------
                                                               YEAR ENDED OCTOBER 31,          JUNE 30 TO
                                                          --------------------------------    OCTOBER 31,
                                                            2006        2005        2004          2003
                                                          --------    --------    --------    -----------



Net asset value, beginning of period...................   $   9.98    $  10.16    $   9.96      $  10.00
                                                          --------    --------    --------      --------
Income from investment operations:
     Net investment income.............................       0.33        0.29        0.26          0.07(B)
     Net gains (losses) on securities (both realized
       and unrealized).................................       0.29       (0.16)       0.20         (0.04)
                                                          --------    --------    --------      --------
Total income from investment operations................       0.62        0.13        0.46          0.03
                                                          --------    --------    --------      --------
Less distributions:
     Dividends from net investment income..............      (0.35)      (0.31)      (0.26)        (0.07)
     Distributions from net realized gains on
       securities......................................         --          --          --            --
                                                          --------    --------    --------      --------
Total distributions....................................      (0.35)      (0.31)      (0.26)        (0.07)
                                                          --------    --------    --------      --------
Net asset value, end of period.........................   $  10.25    $   9.98    $  10.16      $   9.96
                                                          ========    ========    ========      ========
Total return...........................................      6.36%       1.32%       4.70%         0.32%(A)
                                                          ========    ========    ========      ========
Ratios and supplemental data:
     Net assets, end of period (in thousands)..........   $125,915    $112,341    $103,897      $101,072
     Ratios to average net assets (annualized):
       Expenses........................................      0.93%       0.92%       1.00%         0.93%(C)
       Net investment income...........................      3.21%       2.79%       2.54%         2.20%(C)
     Portfolio turnover rate...........................        65%         41%         72%           57%(A)



--------

  (A) Not annualized.

(B)   Based on average shares outstanding.

(C)   Annualized.



--------------------------------------------------------------------------------

                      (This page intentionally left blank)



(LIGHTHOUSE LOGO)



--------------------------------------------------------------------------------

AMERICAN BEACON INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------



                                                           INSTITUTIONAL CLASS (FORMERLY AMR CLASS PRIOR TO
                                                                               3/1/05)
                                                        -----------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                                        -----------------------------------------------------
                                                          2006     2005(C)      2004       2003        2002
                                                        -------    -------    -------    --------    --------


Net asset value, beginning of period.................   $ 10.01    $ 10.33    $ 10.24    $  10.22    $  10.30
                                                        -------    -------    -------    --------    --------
Income from investment operations:
     Net investment income(A)........................      0.46       0.42       0.40        0.45        0.53
     Net gains (losses) on securities (both realized
       and unrealized)(A)............................      0.02      (0.29)      0.14        0.02       (0.08)
                                                        -------    -------    -------    --------    --------
Total income from investment operations..............      0.48       0.13       0.54        0.47        0.45
                                                        -------    -------    -------    --------    --------
Less distributions:
     Dividends from net investment income............     (0.47)     (0.45)     (0.45)      (0.45)      (0.53)
     Distributions from net realized gains on
       securities....................................        --         --         --          --          --
                                                        -------    -------    -------    --------    --------
Total distributions..................................     (0.47)     (0.45)     (0.45)      (0.45)      (0.53)
                                                        -------    -------    -------    --------    --------
Net asset value, end of period.......................   $ 10.02    $ 10.01    $ 10.33    $  10.24    $  10.22
                                                        =======    =======    =======    ========    ========
Total return.........................................     4.96%      1.26%      5.38%       4.62%       4.57%
                                                        =======    =======    =======    ========    ========
Ratios and supplemental data:
     Net assets, end of period (in thousands)........   $97,319    $93,270    $96,242    $131,927    $144,098
     Ratios to average net assets (annualized):
       Expenses, net of waivers(A)...................     0.35%      0.31%      0.34%       0.32%       0.30%
       Expenses, before waivers(A)...................     0.35%      0.31%      0.34%       0.32%       0.30%
       Net investment income, net of waivers(A)......     4.64%      4.12%      3.97%       4.32%       5.23%
       Net investment income, before waivers(A)......     4.64%      4.12%      3.97%       4.32%       5.23%
     Portfolio turnover rate(B)......................      122%       119%       106%        187%        185%



--------

  (A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Intermediate Bond Portfolio through February 28, 2002.

(B) The Intermediate Bond Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C) On March 1, 2005, the existing Institutional Class shares were terminated and exchanged for AMR Class shares at a conversion rate of 1.0202. Following this exchange, the former AMR Class Shares were re-named Institutional Class.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



           PLAN AHEAD CLASS
--------------------------------------
        YEAR ENDED OCTOBER 31,
--------------------------------------
 2006    2005    2004    2003    2002
------  ------  ------  ------  ------


$10.08  $10.41  $10.31  $10.27  $10.34
------  ------  ------  ------  ------

  0.39    0.36    0.35    0.39    0.48
  0.04   (0.30)   0.14    0.04   (0.07)
------  ------  ------  ------  ------
  0.43    0.06    0.49    0.43    0.41
------  ------  ------  ------  ------

 (0.42)  (0.39)  (0.39)  (0.39)  (0.48)
    --      --      --      --      --
------  ------  ------  ------  ------
 (0.42)  (0.39)  (0.39)  (0.39)  (0.48)
------  ------  ------  ------  ------
$10.09  $10.08  $10.41  $10.31  $10.27
======  ======  ======  ======  ======
 4.33%   0.54%   4.86%   4.25%   4.10%
======  ======  ======  ======  ======

$  926  $1,054  $1,091  $1,395  $1,691

 0.95%   0.95%   0.92%   0.86%   0.86%
 1.29%   1.19%   0.93%   0.86%   0.86%
 4.03%   3.48%   3.39%   3.70%   4.60%
 3.70%   3.24%   3.38%   3.70%   4.60%
  122%    119%    106%    187%    185%





--------------------------------------------------------------------------------

AMERICAN BEACON SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------



                                                          INSTITUTIONAL (FORMERLY AMR CLASS PRIOR TO 3/1/05)
                                                         ---------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                                         ---------------------------------------------------
                                                           2006     2005(C)      2004       2003       2002
                                                         -------    -------    -------    -------    -------



Net asset value, beginning of period..................   $  8.75    $  9.07    $  9.31    $  9.44    $  9.60
                                                         -------    -------    -------    -------    -------
Income from investment operations:
     Net investment income(B).........................      0.32(D)    0.29       0.27       0.42       0.44
     Net gains (losses) on securities (both realized
       and unrealized)(B).............................      0.07      (0.20)     (0.05)     (0.07)     (0.11)
                                                         -------    -------    -------    -------    -------
Total income from investment operations...............      0.39       0.09       0.22       0.35       0.33
                                                         -------    -------    -------    -------    -------
Less distributions:
     Dividends from net investment income.............     (0.40)     (0.41)     (0.46)     (0.48)     (0.49)
                                                         -------    -------    -------    -------    -------
Total distributions...................................     (0.40)     (0.41)     (0.46)     (0.48)     (0.49)
                                                         -------    -------    -------    -------    -------
Net asset value, end of period........................   $  8.74    $  8.75    $  9.07    $  9.31    $  9.44
                                                         =======    =======    =======    =======    =======
Total return..........................................     4.56%      1.00%      2.39%      3.82%      3.60%
                                                         =======    =======    =======    =======    =======
Ratios and supplemental data:
     Net assets, end of period (in thousands).........   $73,417    $79,683    $80,504    $91,911    $89,932
     Ratios to average net assets (annualized):
       Expenses, net of waivers(B)....................     0.35%      0.33%      0.33%      0.33%      0.30%
       Expenses, before waivers(B)....................     0.35%      0.33%      0.33%      0.33%      0.30%
       Net investment income, net of waivers (B)......     3.64%      3.15%      3.00%      4.54%      4.63%
       Net investment income, before waivers(B).......     3.64%      3.15%      3.00%      4.54%      4.63%
     Portfolio turnover rate(A).......................       48%        38%        41%        81%        63%



--------

  (A) The Short-Term Bond Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(B) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Short-Term Bond Portfolio through February 28, 2002.

(C) On March 1, 2005, the existing Institutional Class shares were terminated and exchanged for AMR Class shares at a conversion rate of 1.0014. Following this exchange, the former AMR Class Shares were re-named Institutional Class.

(D) For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



            PLANAHEAD CLASS
--------------------------------------
        YEAR ENDED OCTOBER 31,
--------------------------------------
 2006    2005    2004    2003    2002
------  ------  ------  ------  ------



$ 8.77  $ 9.09  $ 9.33  $ 9.45  $ 9.62
------  ------  ------  ------  ------

  0.27(D) 0.28    0.25    0.39    0.43
  0.07   (0.24)  (0.07)  (0.08)  (0.14)
------  ------  ------  ------  ------
  0.34    0.04    0.18    0.31    0.29
------  ------  ------  ------  ------

 (0.35)  (0.36)  (0.42)  (0.43)  (0.46)
------  ------  ------  ------  ------
 (0.35)  (0.36)  (0.42)  (0.43)  (0.46)
------  ------  ------  ------  ------
$ 8.76  $ 8.77  $ 9.09  $ 9.33  $ 9.45
======  ======  ======  ======  ======
 4.01%   0.46%   1.84%   3.38%   3.16%
======  ======  ======  ======  ======


$7,189  $8,582  $7,781  $5,783  $3,520

 0.88%   0.87%   0.87%   0.86%   0.73%
 0.90%   0.94%   0.87%   0.86%   0.77%
 3.10%   2.59%   2.44%   4.00%   4.16%
 3.08%   2.52%   2.44%   4.00%   4.12%
   48%     38%     41%     81%     63%





--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
PRIVACY POLICY
(UNAUDITED)
--------------------------------------------------------------------------------



     The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

     We may collect nonpublic personal information about you from one or more of the following sources:

     - information we receive from you on applications or other forms;

     - information about your transactions with us or our service providers; and

     - information we receive from third parties.

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.



--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
FEDERAL TAX INFORMATION
(UNAUDITED)

--------------------------------------------------------------------------------


     For corporate shareholders in the Funds, the percentage of ordinary dividend income distributed for the year ended October 31, 2006, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited):




Balanced Fund                           37.0%
Large Cap Growth Fund                   86.3%
Mid-Cap Value Fund                      63.6%
Emerging Markets Fund                    0.3%
Enhanced Income Fund                     4.2%


     For shareholders in the Funds, the percentage of dividend income distributed for the year ended October 31, 2006, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is as follows (unaudited):




Balanced Fund                            35.6%
Large Cap Growth Fund                   100.0%
Mid-Cap Value Fund                        6.9%
Emerging Markets Fund                    44.0%
Enhanced Income                           3.9%


Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

     Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2006:




Balanced Fund                       $37,772,772
Mid-Cap Value Fund                    2,088,076
Emerging Markets Fund                13,704,660
High Yield Bond Fund                  3,347,075
Enhanced Income Fund                     13,577





--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------


1. APPROVAL OF APPOINTMENT OF FRANKLIN ADVISERS, INC.

     At the May 11, 2006 meeting of the Board of Trustees (the "Board"), American Beacon Advisors, Inc. (the "Manager") proposed that the Board approve Franklin Advisers, Inc. ("Franklin") as an additional investment advisor to the American Beacon High Yield Bond Fund (the "High Yield Bond Fund"). The Board also considered certain supplemental information at its August 2, 2006 meeting. Prior to the meetings, the Board requested and reviewed information provided by Franklin in connection with its consideration of Franklin as an investment advisor to the High Yield Bond Fund and the Investment Committee of the Board met with representatives from Franklin. The Board considered, among other materials, responses by Franklin to inquiries requesting:

     - a description of the advisory and related services proposed to be provided to the High Yield Bond Fund;

     - identification of the professional personnel to perform services for the High Yield Bond Fund and their education, experience and responsibilities;

     - a comparison of the performance of accounts similar to the High Yield Bond Fund managed by Franklin with the performance of applicable indices;

     - an analysis of the proposed advisory fee, a comparison to the fees charged to other comparable clients and an explanation of any differences between the fee schedules;

     - whether Franklin charges a lower advisory fee to other clients for which it provides services comparable to the services proposed for the High Yield Bond Fund and, if so, an explanation of the rationale for charging the other clients a lower fee;

     - a description of the portfolio managers' compensation, including any incentive arrangements, and if compensation is tied to performance, a description of the oversight mechanisms to prevent a manager with lagging performance from taking undue risks;

     - a description of Franklin's compliance program and matters, as well as its trading activities; and

     - any other information Franklin believed would be material to the Board's consideration of the Investment Advisory Agreement (the "Agreement").

     The Board considered several factors when evaluating Franklin and in approving the Investment Advisory Agreement between Franklin and the Manager (the "Franklin Agreement"), including the process by which the Manager screened the universe of available high yield managers to identify those that would have added value to the High Yield Bond Fund's performance over the most recent three- and five-year periods. The Board also considered Franklin's experience in managing high yield fixed income securities, its reputation, the past performance of similar accounts managed by Franklin, its overall capabilities to perform the services under the Franklin Agreement and its willingness to perform those services for the High Yield Bond Fund. A discussion of the factors relating to the Board's selection of Franklin and approval of the Franklin Agreement follows.

  Nature, extent and quality of the services to be provided by Franklin.

     The Board considered Franklin's investment philosophy and investment process, as well as the background and experience of the members of the high yield fixed income portfolio management team. The Board also considered Franklin's investment resources, infrastructure and the adequacy of its compliance program. In reviewing information regarding various recent litigation matters involving Franklin or its affiliated companies, the Board concluded that Franklin appears to have implemented sufficient remedial actions and compliance upgrades. In addition, the Board took into consideration the Manager's conclusion that the investment process to be employed by Franklin would be highly consistent with the High Yield Bond Fund's investment objectives and policies, as well as the Manager's strong recommendation on behalf of Franklin. Further, the Board considered that Franklin was prepared to reserve a material amount of investment capacity for the benefit of the High Yield Bond Fund. Based on


--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS -- CONTINUED
(UNAUDITED)
--------------------------------------------------------------------------------


this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by Franklin were appropriate for the High Yield Bond Fund in light of its investment objective, and, thus, supported a decision to approve the Franklin Agreement.

  Performance of Franklin.

     The Board evaluated Franklin's historical investment performance record in managing assets utilizing a high yield mandate. In particular, the Board evaluated the performance of the Franklin Templeton U.S. High Yield Composite for the one-, two-, three-, and four-year periods ended March 31, 2006 versus a relevant benchmark and a peer group of U.S. high yield fixed income managers in the Mercer investment universe. The Board noted that the performance of the Franklin Templeton U.S. High Yield Composite for all of the time periods presented was (1) better than the performance of the Credit Suisse First Boston High Yield (Developed Countries) Index and (2) above average compared to the Mercer U.S. high yield fixed income universe. The Board concluded that the historical investment performance record of Franklin supported approval of the Franklin Agreement.

  Comparisons of the amounts to be paid under the Franklin Agreement with those under contracts between Franklin and its other clients.

     In evaluating the Franklin Agreement, the Board reviewed Franklin's advisory fee schedule and breakpoints for the High Yield Bond Fund. The Board considered comparisons of the advisory fees to be charged by Franklin under the Franklin Agreement versus the fees charged by Franklin to other clients with a similar investment mandate. The Board noted that Franklin's fees for advising the High Yield Bond Fund, at current asset levels, under the Franklin Agreement will be lower than the fees charged by Franklin for new relationships. The Board also noted that the Manager has negotiated the lowest advisory fee Franklin charges for any comparable client account except for two existing accounts. The comparative data regarding the fees Franklin charges to other clients with a similar investment mandate assisted the Board in concluding that Franklin's advisory fees under the Franklin Agreement appeared to be within a reasonable range for the services to be provided to the High Yield Bond Fund.

  Costs of the services to be provided and profits to be realized by Franklin and its affiliates from the relationship with the High Yield Bond Fund.

     Since the advisory relationship with Franklin is new, the Board did not consider the costs of the services to be provided and profits to be realized by Franklin and its affiliates from the relationship with the High Yield Bond Fund. However, the Board noted that Franklin will not charge a lower advisory fee to other clients for comparable services.

  Extent to which economies of scale would be realized as the High Yield Bond Fund grows and whether fee levels reflect these economies of scale for the benefit of High Yield Bond Fund investors.

     The Board considered that Franklin's fee rate in combination with Post's fee rate likely would result in a modest reduction of expenses for High Yield Bond Fund shareholders in the longer term if High Yield Bond Fund assets increase. The Board also considered that the fees paid to Franklin are passed through the Manager by the High Yield Bond Fund and that the Manager would not benefit economically from the proposed fee agreement. The Board noted that the Manager negotiated "breakpoints" in Franklin's fees based on the levels of assets in the High Yield Bond Fund as well as assets managed by Franklin on behalf of AMR Corporation and its pension plans. Thus, the High Yield Bond Fund is able to receive the lowest possible fee due to economies of scale resulting from Franklin's management of a larger pool of assets.



--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS -- CONTINUED
(UNAUDITED)
--------------------------------------------------------------------------------


  Benefits to be derived by Franklin from the relationship with the High Yield Bond Fund.

     The Board considered the "fall-out" or ancillary benefits that may accrue to Franklin as a result of the advisory relationship with the High Yield Bond Fund, including greater exposure in the marketplace with respect to Franklin's investment process and expanding the level of assets under management by Franklin. The Board noted that Franklin may not direct the High Yield Bond Fund's brokerage transactions to certain brokers to obtain research and other services and that the High Yield Bond Fund participates in a brokerage recapture program, which requests that Franklin select participating brokers. After consideration of this information, the Board concluded that the potential benefits accruing to Franklin by virtue of its relationship with the High Yield Bond Fund appear to be fair and reasonable.

  Board's Conclusion.

     The Board did not identify any single factor as being of paramount importance and different Trustees may have given different weight to different factors. However, based on the various considerations described above, the Board, including a majority of Trustees who are not "interested persons" of the High Yield Bond Fund, the Manager or Franklin, as that term is defined in the Investment Company Act of 1940 concluded that the proposed investment advisory fee is reasonable and that the approval of the Franklin Agreement is in the best interests of the High Yield Bond Fund and its shareholders and, as a result, approved the Franklin Agreement.

2. APPROVAL OF SUB-ADVISORY AGREEMENT BETWEEN MORGAN STANLEY INVESTMENT MANAGEMENT, INC. AND MORGAN STANLEY INVESTMENT MANAGEMENT COMPANY

     At the August 2, 2006 Board meeting, the Manager proposed that the Board approve a Sub-Advisory Agreement between Morgan Stanley Investment Management, Inc. ("Morgan Stanley"), one of the investment advisers to the American Beacon Emerging Markets Fund (the "Emerging Markets Fund"), and Morgan Stanley Investment Management Company ("MSIM Company"), an affiliate of Morgan Stanley. Under the Sub-Advisory Agreement, Morgan Stanley may delegate to MSIM Company investment advisory responsibility that it is required to perform by under its investment advisory agreement with the Manager. Morgan Stanley requested the Manager and the Board to approve the Sub-Advisory Agreement.

     The Board considered materials prepared by Morgan Stanley discussing the proposed delegation of investment advisory responsibilities under its agreement with the Manager to MSIM Company. In this regard, the Board considered representations from Morgan Stanley regarding the impact of the delegation to its affiliate on the Emerging Markets Fund, MSIM Company's experience and expertise in emerging markets, its reputation, its overall capabilities to perform the services under the Sub-Advisory Agreement and its willingness to perform those services for the Emerging Markets Fund. A discussion of the factors relating to the Board's approval of MSIM Company and the Sub-Advisory Agreement follows.

  Nature, extent and quality of the services to be provided by MSIM Company.

     Based on representations made by Morgan Stanley, the Board considered that the nature, extent and quality of services to be provided by MSIM Company would not decrease as a result of the delegation to MSIM Company. The Board noted that Morgan Stanley has proposed the Sub-Advisory Agreement in order to continue to utilize the services of certain members of the Emerging Markets Fund's portfolio management team. In this regard, the Board considered that members of the portfolio management team who are responsible for the day-to-day management of the Emerging Markets Fund are located outside the United States and are employed by MSIM Company. The Board also considered that MSIM Company's investment philosophy and investment process would not change how the Emerging Markets Fund is managed currently.



--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS -- CONTINUED
(UNAUDITED)
--------------------------------------------------------------------------------


     The Board also noted that the investment advisory agreement with Morgan Stanley would remain in place, and that Morgan Stanley is responsible for overseeing the services to be provided by MSIM Company, Inc. In addition, the Board took into consideration the Manager's recommendation to approve the proposed arrangement. Based on this information, the Board concluded that the nature, extent and quality of the investment advisory services to be provided by MSIM Company were appropriate for the Emerging Markets Fund in light of its investment objective, and, thus, supported a decision to approve the Sub-Advisory Agreement.

  Performance of MSIM Company.

     The Board noted that it had evaluated the performance of Morgan Stanley at its annual contract renewal meeting in February 2006. The Board noted that the portion of Emerging Markets Fund assets allocated to Morgan Stanley outperformed or matched the Emerging Markets Fund's benchmark index for all relevant periods except the since inception period ended December 31, 2005. In this regard, the Board considered that MSIM Company likely would have had similar performance if it had managed the Emerging Markets Fund during these periods because the portfolio management team and processes would have been similar. Thus, the Board concluded that the performance record supported approval of the Sub-Advisory Agreement.

  Comparisons of the amounts to be paid under the Sub-Advisory Agreement with those under contracts between MSIM Company and its other clients.

     The Board did not consider comparisons of amounts to be paid under the Sub-Advisory Agreement because the fees to be paid to MSIM Company will be paid by Morgan Stanley. In addition, the Board considered that there is no change to the investment advisory fee to be paid by the Manager. Morgan Stanley previously represented that its fee rates are lower than the standard fee schedules for similarly managed mutual funds.

  Costs of the services to be provided and profits to be realized by MSIM Company and its affiliates from the relationship with the Emerging Markets Fund.

     Because Morgan Stanley pays MSIM Company, the Board did not consider the costs of the services to be provided and profits to be realized by MSIM Company and its affiliates from the relationship with the Emerging Markets Fund.

  Extent to which economies of scale would be realized as the Emerging Markets Fund grows and whether fee levels reflect these economies of scale for the benefit of Emerging Markets Fund investors.

     The Board considered that there are no changes to the fees paid for the investment advisory services provided to the Emerging Markets Fund. The only difference is that Morgan Stanley will pay a portion of the fee it receives from the Manager to MSIM Company, as determined by Morgan Stanley and MSIM Company from time to time, for its services in connection with the management of the Emerging Markets Fund.

  Benefits to be derived by MSIM Company from the relationship with the Emerging Markets Fund.

     The Board considered the "fall-out" or ancillary benefits that may accrue to MSIM Company as a result of its management of the Emerging Markets Fund. In this regard, the Board noted that MSIM Company may have greater exposure in the marketplace with respect to its investment process and expanding the level of assets under management by MSIM Company. The Board noted that MSIM Company may not direct the Emerging Markets Fund's brokerage transactions to certain brokers to obtain research and other services and that the Emerging Markets Fund participates in a brokerage recapture program, which requests that MSIM Company select participating brokers. After consideration of this information, the Board concluded that the potential benefits accruing to MSIM Company by virtue of its relationship with the Emerging Markets Fund appear to be fair and reasonable.



--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS -- CONTINUED
(UNAUDITED)
--------------------------------------------------------------------------------


  Board's Conclusion.

     The Board did not identify any single factor as being of paramount importance and different Trustees may have given different weight to different factors. However, based on the various considerations described above, the Trustees, including a majority of the Independent Trustees, concluded that the fees to be paid under the Sub-Advisory Agreement are reasonable and that the approval of the Sub-Advisory Agreement is in the best interests of the Emerging Markets Fund and its shareholders and, as a result, approved the Sub-Advisory Agreement.

3.  APPROVAL OF APPOINTMENT OF RENAISSANCE INVESTMENT MANAGEMENT

     At the August 3, 2006 Board meeting, the Manager proposed that the Board approve Renaissance Investment Management ("Renaissance") as an investment advisor to the American Beacon Large Cap Growth Fund (the "Large Cap Growth Fund"). Prior to the meeting, the Board requested and reviewed information provided by Renaissance in connection with its consideration of Renaissance as an investment advisor to the Large Cap Growth Fund and the Investment Committee of the Board met with representatives from Renaissance. The Board considered, among other materials, responses by Renaissance to inquiries requesting:

     - a description of the advisory and related services proposed to be provided to the Large Cap Growth Fund;

     - identification of the professional personnel to perform services for the Large Cap Growth Fund and their education, experience and responsibilities;

     - a comparison of the performance of accounts similar to the Large Cap Growth Fund managed by Renaissance with the performance of applicable indices;

     - an analysis of the proposed advisory fee, a comparison to the fees charged to other comparable clients and an explanation of any differences between the fee schedules;

     - whether Renaissance charges a lower advisory fee to other clients for which it provides services comparable to the services proposed for the Large Cap Growth Fund and, if so, an explanation of the rationale for charging the other clients a lower fee;

     - a description of the portfolio managers' compensation, including any incentive arrangements, and if compensation is tied to performance, a description of the oversight mechanisms to prevent a manager with lagging performance from taking undue risks;

     - a description of Renaissance's compliance program and matters, as well as its trading activities; and

     - any other information Renaissance believed would be material to the Board's consideration of the Agreement.

     The Board considered multiple factors when evaluating Renaissance and in approving the Investment Advisory Agreement between Renaissance and the Manager (the "Renaissance Agreement"), including that the Manager had screened a number of available large cap growth advisors to identify Renaissance. The Board considered Renaissance's experience in managing large cap growth assets, its reputation and financial condition, the past performance of similar accounts managed by Renaissance, its overall capabilities to perform the services under the Renaissance Agreement and its willingness to perform those services for the Large Cap Growth Fund. A discussion of the factors relating to the Board's selection of Renaissance and approval of the Renaissance Agreement follows.

  Nature, extent and quality of the services to be provided by Renaissance.

     The Board considered Renaissance's investment philosophy and investment process, as well as the background and experience of its portfolio manager. The Board also considered Renaissance's investment resources, infrastructure and the adequacy of its compliance program. In addition, the Board took into consideration the Manager's


--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS -- CONTINUED
(UNAUDITED)
--------------------------------------------------------------------------------


conclusion that the investment process to be employed by Renaissance would be consistent with the Large Cap Growth Fund's investment objective and policies, as well as the Manager's recommendation on behalf of Renaissance. The Board also noted that the transition to Renaissance likely would not result in a style shift from the previous investment advisor. Renaissance also represented that it planned on adding additional staff in the large cap growth research area. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by Renaissance were appropriate for the Large Cap Growth Fund in light of its investment objective, and, thus, supported a decision to approve the Renaissance Agreement.

  Performance of Renaissance.

     The Board evaluated Renaissance's historical investment performance record in managing assets utilizing a large cap growth mandate. In particular, the Board evaluated the short-term performance of two comparable mutual funds managed by Renaissance relative to the Russell 1000 Growth Index (the "Index"). The Board noted that one fund outperformed the Index during the last calendar year but that both funds underperformed in 2006. The Board also compared the performance of a composite of large cap growth accounts relative to the Index. The composite outperformed the Index for all relevant periods except for the year to date return ended June 30, 2006. Thus, the Board concluded that the historical investment performance record of Renaissance supported approval of the Renaissance Agreement.

  Comparisons of the amounts to be paid under the Renaissance Agreement with those under contracts between Renaissance and its other clients.

     In evaluating the Renaissance Agreement, the Board reviewed Renaissance's proposed advisory fee schedule and breakpoints for the Large Cap Growth Fund. The Board considered comparisons of the advisory fees to be charged by Renaissance under the Renaissance Agreement versus the fees charged by Renaissance to other clients with a similar investment mandate. The Board noted that Renaissance's fee rate for advising the Large Cap Growth Fund under the Renaissance Agreement is lower than the standard fee rate charged by Renaissance. The Board also noted that the fee Renaissance charges will not exceed the blended fee charged to any other client of Renaissance with a large cap growth account of the same or smaller size (excluding existing relationships and wrap programs). In addition, the Board considered that the blended fee rate is slightly higher up to $100 million in managed assets when compared to the blended fee rate of the prior investment advisor. However, the proposed fee schedule also includes an additional breakpoint with a lower fee applicable after $100 million in assets in the Large Cap Growth Fund. This information assisted the Board in concluding that Renaissance's advisory fees under the Renaissance Agreement appeared to be within a reasonable range for the services to be provided to the Large Cap Growth Fund.

  Costs of the services to be provided and profits to be realized by Renaissance and its affiliates from the relationship with the Large Cap Growth Fund.

     Since the advisory relationship with Renaissance is new, the Board did not consider the costs of the services to be provided and profits to be realized by Renaissance and its affiliates from the relationship with the Large Cap Growth Fund. However, the Board noted that Renaissance's fee will not exceed the blended fee for similar accounts as noted above.

  Extent to which economies of scale would be realized as the Large Cap Growth Fund grows and whether fee levels reflect these economies of scale for the benefit of Large Cap Growth Fund investors.

     The Board considered that Renaissance's fee rate represents a significant discount from its standard fee rate for similar accounts. The Board considered that the fees to be paid to Renaissance are passed through the Manager by the Large Cap Growth Fund and that the Manager would not benefit economically from the proposed fee agreement. The Board also considered that the Manager negotiated "breakpoints" in Renaissance's fees based on


--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS -- CONTINUED
(UNAUDITED)
--------------------------------------------------------------------------------


the levels of assets in the Large Cap Growth Fund. Thus, the Board concluded that the Large Cap Growth Fund is receiving economies of scale due to the relatively low fees and breakpoints incorporated into the fee schedule.

  Benefits to be derived by Renaissance from the relationship with the Large Cap Growth Fund.

     The Board considered the "fall-out" or ancillary benefits that may accrue to Renaissance as a result of the advisory relationship with the Large Cap Growth Fund, including greater exposure in the marketplace with respect to Renaissance's investment process and expanding the level of assets under management by Renaissance. The Board noted that Renaissance may not direct the Large Cap Growth Fund's brokerage transactions to certain brokers to obtain research and other services and that the Large Cap Growth Fund participates in a brokerage recapture program. After consideration of this information, the Board concluded that the potential benefits accruing to Renaissance by virtue of its relationship with the Large Cap Growth Fund appear to be fair and reasonable.

  Board's Conclusion.

     The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. However, based on the various considerations described above, the Board, including a majority of Trustees who are not "interested persons" of the Large Cap Growth Funds, the Manager or Renaissance, as that term is defined in the 1940 Act, concluded that the proposed investment advisory fee is reasonable and that the approval of the Renaissance Agreement is in the best interests of the Large Cap Growth Fund and its shareholders and, as a result, approved the Renaissance Agreement.



--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)
--------------------------------------------------------------------------------


     The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.


                                          POSITION, TERM OF
                                          OFFICE AND LENGTH
                                           OF TIME SERVED                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS                      WITH THE TRUST                           AND CURRENT DIRECTORSHIPS
---------------------                     -----------------                -------------------------------------------



INTERESTED TRUSTEES
                                                TERM

                                          Lifetime of Trust
                                           until removal,
                                           resignation or
                                             retirement*

William F. Quinn** (58)              Trustee and President since       Chairman and CEO (2006-Present) and President
                                                1987                   (1986-2006), American Beacon Advisors, Inc.;
                                                                       Chairman (1989-2003) and Director (1979-1989,
                                                                       2003-Present), American Airlines Federal Credit
                                                                       Union; Director, Crescent Real Estate Equities,
                                                                       Inc. (1994-Present); Director, Pritchard, Hubble &
                                                                       Herr, LLC (investment advisor) (2001-2006);
                                                                       Director of Investment Committee, Southern
                                                                       Methodist University Endowment Fund (1996-
                                                                       Present); Member, Southern Methodist University
                                                                       Cox School of Business Advisory Board (1999-2002);
                                                                       Member, New York Stock Exchange Pension Manager
                                                                       Committee (1997-1998, 2000-2002, 2006-Present);
                                                                       Vice Chairman, Committee for the Investment of
                                                                       Employee Benefits (2004-Present); Chairman,
                                                                       Committee for the Investment of Employee Benefits
                                                                       Defined Benefit Sub-Committee (2002-2004);
                                                                       Director, United Way of Metropolitan Tarrant
                                                                       County (1988-2000, 2004-Present); Trustee,
                                                                       American Beacon Mileage Funds (1995-Present);
                                                                       Trustee, American Beacon Select Funds (1999-
                                                                       Present); Trustee, American Beacon Master Trust
                                                                       (1995-Present).

Alan D. Feld** (69)                      Trustee since 1996            Partner, Akin, Gump, Strauss, Hauer & Feld, LLP
                                                                       (law firm) (1960-Present); Director, Clear Channel
                                                                       Communications (1984-Present); Trustee,
                                                                       CenterPoint Properties (1994-Present); Trustee,
                                                                       American Beacon Mileage Funds (1996-Present);
                                                                       Trustee, American Beacon Select Funds (1999-
                                                                       Present); Trustee, American Beacon Master Trust
                                                                       (1996-Present).


NON-INTERESTED TRUSTEES
                                                TERM

                                       Lifetime of Trust until
                                       removal, resignation or
                                             retirement*

W. Humphrey Bogart (62)                  Trustee since 2004            Consultant, New River Canada Ltd. (mutual fund
                                                                       servicing company) (1998-2003); Board Member,
                                                                       Baylor University Medical Center Foundation (1992-
                                                                       2004); President and CEO, Allmerica Trust Company,
                                                                       NA (1996-1997); President and CEO, Fidelity
                                                                       Investments Southwest Company (1983-1995); Senior
                                                                       Vice President of Regional Centers, Fidelity
                                                                       Investments (1988-1995); Trustee, American Beacon
                                                                       Mileage Funds (2004-Present); Trustee, American
                                                                       Beacon Select Funds (2004-Present); Trustee,
                                                                       American Beacon Master Trust (2004-Present).



--------------------------------------------------------------------------------

(UNAUDITED)
--------------------------------------------------------------------------------


                                          POSITION, TERM OF
                                          OFFICE AND LENGTH
                                           OF TIME SERVED                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS                      WITH THE TRUST                           AND CURRENT DIRECTORSHIPS
---------------------                     -----------------                -------------------------------------------


NON-INTERESTED TRUSTEES (CONT.)


Brenda A. Cline (45)                     Trustee since 2004            Executive Vice President, Chief Financial Officer,
                                                                       Treasurer and Secretary, Kimbell Art Foundation
                                                                       (1993-Present); Trustee, Texas Christian
                                                                       University (1998-Present); Trustee, W.I. Cook
                                                                       Foundation, Inc. (d/b/a Cook Children's Health
                                                                       Foundation) (2001-Present); Director, Christian
                                                                       Church Foundation (1999-Present); Trustee,
                                                                       American Beacon Mileage Funds (2004-Present);
                                                                       Trustee, American Beacon Select Funds (2004-
                                                                       Present); Trustee, American Beacon Master Trust
                                                                       (2004-Present).

Richard A. Massman (63)                  Trustee since 2004            Senior Vice President and General Counsel, Hunt
                                                                       Consolidated, Inc. (holding company engaged in
                                                                       energy, real estate, farming, ranching and venture
                                                                       capital activities) (1994-Present); Trustee,
                                                                       American Beacon Mileage Funds (2004-Present);
                                                                       Trustee, American Beacon Select Funds (2004-
                                                                       Present); Trustee, American Beacon Master Trust
                                                                       (2004-Present).

Stephen D. O'Sullivan (71)               Trustee since 1987            Consultant (1994-Present); Trustee, American
                                                                       Beacon Mileage Funds (1995-Present); Trustee,
                                                                       American Beacon Select Funds (1999-Present);
                                                                       Trustee, American Beacon Master Trust (1995-
                                                                       Present).

R. Gerald Turner (60)                    Trustee since 2001            President, Southern Methodist University (1995-
225 Perkins Admin. Bldg.                                               Present); Director, ChemFirst (1986-2002);
Southern Methodist Univ.                                               Director, J.C. Penney Company, Inc. (1996-
Dallas, Texas 75275                                                    Present); Director, California Federal Preferred
                                                                       Capital Corp. (2001-2003); Director, Kronus
                                                                       Worldwide Inc. (chemical manufacturing) (2003-
                                                                       Present); Director, First Broadcasting Investment
                                                                       Partners, LLC (2003-Present); Member, United Way
                                                                       of Dallas Board of Directors; Member, Salvation
                                                                       Army of Dallas Board of Directors; Member,
                                                                       Methodist Hospital Advisory Board; Member, Knight
                                                                       Commission on Intercollegiate Athletics; Trustee,
                                                                       American Beacon Mileage Funds (2001-Present);
                                                                       Trustee, American Beacon Select Funds (2001-
                                                                       Present); Trustee, American Beacon Master Trust
                                                                       (2001-Present).

Kneeland Youngblood (50)                 Trustee since 1996            Managing Partner, Pharos Capital Group, LLC (a
100 Crescent Court Suite 1740            Chairman since 2005           private equity firm) (1998-Present); Director,
Dallas, Texas  75201                                                   Burger King Corporation (2004-Present); Trustee,
                                                                       City of Dallas, Texas Employee Retirement Fund
                                                                       (2004-Present); Trustee, The Hockaday School
                                                                       (1997-2005); Director, Starwood Hotels and Resorts
                                                                       (2001-Present); Member, Council on Foreign
                                                                       Relations (1995-Present); Director, Just For the
                                                                       Kids (1995-2001); Director, L&B Realty Advisors
                                                                       (1998-2000); Trustee, Teachers Retirement System
                                                                       of Texas (1993-1999); Director, Starwood Financial
                                                                       Trust (1998-2001); Trustee, St. Mark's School of
                                                                       Texas (2002-Present); Trustee, American Beacon
                                                                       Mileage Funds (1996-Present); Trustee, American
                                                                       Beacon Select Funds (1999-Present); Trustee,
                                                                       American Beacon Master Trust (1996-Present).


OFFICERS
                                                TERM

                                              One Year

Rosemary K. Behan (47)              VP, Secretary and Chief Legal      Vice President, Legal and Compliance, American
                                         Officer since 2006            Beacon Advisors, Inc. (2006-Present); Assistant
                                                                       General Counsel, First Command Financial Planning,
                                                                       Inc. (2004-2006); Enforcement Attorney (2002-2004)
                                                                       and Branch Chief (2000-2002); Securities and
                                                                       Exchange Commission.

Brian E. Brett (46)                         VP since 2004              Vice President, Director of Sales, American Beacon
                                                                       Advisors, Inc. (2004-Present); Regional Vice
                                                                       President, Neuberger Berman, LLC (investment
                                                                       advisor)
                                                                       (1996-2004).

Michael W. Fields (52)                      VP since 1989              Vice President, Fixed Income Investments, American
                                                                       Beacon Advisors, Inc. (1988-Present).



--------------------------------------------------------------------------------

(UNAUDITED)
--------------------------------------------------------------------------------


                                          POSITION, TERM OF
                                          OFFICE AND LENGTH
                                           OF TIME SERVED                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS                      WITH THE TRUST                           AND CURRENT DIRECTORSHIPS
---------------------                     -----------------                -------------------------------------------


OFFICERS (CONT.)


Rebecca L. Harris (39)                  Treasurer since 1995           Vice President, Finance, American Beacon Advisors,
                                                                       Inc. (1995-Present).

Christina E. Sears (35)            Chief Compliance Officer since      Chief Compliance Officer, American Beacon
                                   2004 and Asst. Secretary since      Advisors, Inc. (2004-Present); Senior Compliance
                                                1999                   Analyst, American Beacon Advisors, Inc. (1998-
                                                                       2004).



--------

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust, as defined by the 1940 Act. Mr. Quinn is Chairman of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's investment advisors.



--------------------------------------------------------------------------------

                          (AMERICAN BEACON FUNDS LOGO)

--------------------------------------------------------------------------------

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Funds through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:




               (KEYBOARD GRAPHIC)                                  (MOUSE GRAPHIC)

                   BY E-MAIL:                                     ON THE INTERNET:
       american-beacon.funds@ambeacon.com         Visit our website at www.americanbeaconfunds.com






--------------------------------------------------------------------------------




               (TELEPHONE GRAPHIC)                                (MAILBOX GRAPHIC)

                  BY TELEPHONE:                                       BY MAIL:
               Institutional Class                              American Beacon Funds
               Call (800) 658-5811                         4151 Amon Carter Blvd., MD 2450
                  AMR Class(SM)                                 Fort Worth, TX 76155
               Call (800) 345-2345
      PlanAhead Class(R) and Service Class
               Call (800) 388-3344





--------------------------------------------------------------------------------




AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES   AVAILABILITY OF PROXY VOTING POLICY AND RECORDS

In addition to the Schedule of Investments     A description of the policies and procedures
provided in each semi-annual and annual        that the Funds use to determine how to vote
report, each Fund files a complete schedule    proxies relating to portfolio securities is
of its portfolio holdings with the Securities  available in each Fund's Statement of Additional
and Exchange Commission ("SEC") on Form N-Q    Information, is available free of charge on the
as of the first and third fiscal quarters.     Funds' website (www.americanbeaconfunds.com) and
The Funds' Forms N-Q are available on the      by calling 1-800-967-9009 or by accessing the
SEC's website at www.sec.gov. The Forms N-Q    SEC's website at www.sec.gov. Each Fund's proxy
may also be reviewed and copied at the SEC's   voting record for the most recent year ended
Public Reference Room, 450 Fifth Street, NW,   June 30 is filed annually with the SEC on Form
Washington, DC 20549. Information regarding    N-PX. The Funds' Forms N-PX are available on the
the operation of the SEC's Public Reference    SEC's website at www.sec.gov. Each Fund's proxy
Room may be obtained by calling 1-800-SEC-     voting record may also be obtained by calling 1-
0330. A complete schedule of each Fund's       800-967-9009.
portfolio holdings is also available on the
Funds' website (www.americanbeaconfunds.com)
approximately thirty days after the end of
each month.




FUND SERVICE PROVIDERS:





 CUSTODIAN                    TRANSFER AGENT                INDEPENDENT REGISTERED  DISTRIBUTOR
 STATE STREET BANK AND        BOSTON FINANCIAL DATA         PUBLIC ACCOUNTING FIRM  FORESIDE FUND SERVICES
 TRUST                        SERVICES                      ERNST & YOUNG LLP       Portland, Maine
 Boston, Massachusetts        Kansas City, Missouri         Dallas, Texas



This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------
American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon Balanced Fund, American Beacon Large Cap Growth Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Opportunity Fund, American Beacon Emerging Markets Fund, American Beacon High Yield Bond Fund, American Beacon Enhanced Income Fund, American Beacon Intermediate Bond Fund and American Beacon Short-Term Bond Fund are service marks of American Beacon Advisors, Inc.
                                                                         AR10/06
                                                                         538852

    G U I D A N C E     |      V I S I O N      |      E X P E R I E N C E



[AMERICAN BEACON FUNDS LOGO]


ANNUAL REPORT

[PHOTO]


OCTOBER 31, 2006

INTERNATIONAL EQUITY FUND

About American Beacon Advisors

--------------------------------------------------------------------------------
Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.


Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.


Contents

--------------------------------------------------------------------------------





President's Message.............................   1

Market and Performance Overview.................   2






Schedule of Investments.........................   7


Additional Information.....................Back Cover




Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each advisor's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability and differences in accounting standards.

American Beacon Funds                                           October 31, 2006

(BILL QUINN PICTURE)



FELLOW SHAREHOLDERS,

I am pleased to present to you the American Beacon International Equity Fund Annual Report for the twelve months ended October 31, 2006. It was a positive year for the developed foreign markets due in part to lower global oil prices. European markets outperformed Asian markets for the year by over 17%. The MSCI EAFE Index reported a one-year total return of 27.52%, beating the S&P 500(R) and Dow Jones Industrial Average indices' returns of 16.34% and 18.47%, respectively. The weak dollar had the effect of allowing the EAFE return in dollar terms to exceed the return in local currency terms by almost 5% for the one-year period.

     The American Beacon International Equity Fund-Institutional Class recorded annualized total returns of 27.49%, 21.57%, 16.17%, and 10.40% for the one-, three-, five-, and ten-year periods, beating the MSCI EAFE Index's returns for the three-, five- and ten-year periods and trailing the one-year number by just three basis points (0.03%). Given the strength of the overall markets, the Fund's performance in this environment exceeded the expectations we have for a value fund. All returns are as of October 31, 2006.

     Please review the enclosed market overviews, portfolio listings, and detailed financial data. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon International Equity Fund.

                                   Sincerely,

                                    -s- William F. Quinn

                                   William F. Quinn
                                   President, American Beacon Funds






Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 800-967-9009.

INTERNATIONAL EQUITY MARKET OVERVIEW
OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


After rebounding in the fourth quarter of 2005, international stocks moved higher over the first quarter of 2006, as a continuation of strong profit growth, coupled with robust merger and acquisition activity, aided the overall rally in the international markets. However, a sharp selloff was witnessed in May and early June, due to concerns about accelerating inflation and fears that the Federal Reserve (the "Fed") would continue its course of tight monetary policy. Over the final four months of the period, global stocks rebounded as the Fed left the benchmark interest rate unchanged at 5.25% for a third time and downplayed concerns that the housing slump will jeopardize the country's five-year economic expansion.

     Further alleviating fears of tighter monetary policy was news of more benign inflation in Europe and Japan. Inflation in the Eurozone slowed to its lowest level in two and a half years. Japan's key inflation rate also slowed unexpectedly, and the Bank of Japan kept rates at 0.25%. Another important factor spurring equities higher was the sharp retreat in oil prices, as geopolitical tensions affecting the oil market eased. After reaching record levels in July, the price of oil fell below $57 a barrel in mid-October. A stronger-than-expected earnings season also contributed to the rebound.

     Economic growth remained robust in all principal regions of the world, with the Eurozone achieving the fastest rate of growth in six years. In Europe, stocks ended October at close to a five-year high, boosted by robust mergers and acquisitions activity. A record $1.2 trillion had been spent on European takeovers through September, compared with $750 billion for the same period last year. Japanese stocks lagged near the end of the period, as economic reports were weaker than expected, calling into question the sustainability of the long-awaited economic recovery. In addition, Japan's election of a new prime minister created uncertainty about the future pace of economic reform. All sectors of the MSCI EAFE Index posted positive returns with Utilities and Materials outperforming the broad market. However, the Energy and Telecom Services sectors significantly underperformed. From a regional perspective, Europe showed the largest gains, with particularly good stock performance in France, Germany and Spain. The United Kingdom performed roughly in line with the MSCI EAFE Index while Japan lagged.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------



     The Institutional Class of the International Equity Fund returned 27.49% for the twelve months ended October 31, 2006. The Fund underperformed the MSCI EAFE Index (the "Index") return of 27.52% but outperformed the Lipper International Funds Index return of 27.27%.


        COMPARISON OF CHANGE IN VALUE OF A $10,000
 INVESTMENT FOR THE PERIOD FROM 10/31/96 THROUGH 10/31/06



                    (PERFORMANCE GRAPH)


                                    LIPPER INT'L     MSCI
                    INSTITUTIONAL       FUNDS        EAFE
                        CLASS           INDEX       INDEX
                    -------------   ------------   -------


       10/96           $10,000         $10,000     $10,000
       10/97           $11,908         $11,337     $10,463
       10/98           $12,407         $11,863     $11,473
       10/99           $14,886         $14,596     $14,115
       10/00           $15,237         $15,100     $13,706
       10/01           $12,717         $11,461     $10,289
       10/02           $11,380         $10,284     $ 8,930
       10/03           $14,978         $13,013     $11,344
       10/04           $18,346         $15,168     $13,481
       10/05           $21,105         $18,036     $15,920
       10/06           $26,907         $22,955     $20,301





                               ANNUALIZED TOTAL RETURNS
                         ------------------------------------
                                PERIODS ENDED 10/31/06
                         ------------------------------------
                                                     VALUE OF
                                                     $10,000
                                                    10/31/96-
                         1 YEAR  5 YEARS  10 YEARS   10/31/06
                         ------  -------  --------  ---------

Institutional
  Class(1).............  27.49%   16.17%   10.40%    $26,907
PlanAhead Class(1).....  27.20%   15.98%   10.16%    $26,321
AMR Class(1)...........  27.88%   16.46%   10.68%    $27,595
Service Class(1,2).....  26.89%   15.75%   10.05%    $26,065
Lipper Int'l. Funds
  Index(3).............  27.27%   14.90%    8.67%    $22,955
MSCI EAFE Index(3).....  27.52%   14.56%    7.34%    $20,301


1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the five-year and ten-year periods represents the total returns achieved by the PlanAhead Class from 10/31/96 up to 5/1/03, the inception date of the Service Class, and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the PlanAhead Class. As a result, total returns shown may be higher than they would have been had the Service Class been in existence since 10/31/96. A portion of the fees charged to the Service Class of the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown.

3. The Lipper International Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index. The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada.

     The Fund underperformed the Index by 0.03% over the past fiscal year primarily due to Fund expenses. Although stock selection was negative, it was more than offset by positive country allocation.

     Country allocation added value as the Fund had an underweight in Japan, which was the second worst performing EAFE market for the period with a gain of 16.6%. Additional value was added by overweighting the Netherlands, France and Ireland as each market gained over 30%.

     Although stock selection had a positive impact in the Netherlands, Finland and Canada, it was more than offset by negative stock selections in Japan and France. Japanese Finance companies, Takefuji (down 46.1%), Promise (down 41.3%), Acom (down 39.1%) and Aiful (35.0%), contributed to the Fund's underperformance in Japan. In France, despite positive performance, the Fund's positions in Sanofi-Synthelabo (up 8.5%), Total (up 13.5%) and France Telecom (up 5.5%) lagged the Index. In the Netherlands, significant positions in TNT (up 67.1%) and ING Groep (up 59.7%) added value. Kci Konecranes gained just over 100% in Finland, while Canadian-based Rogers Communication returned over 50%.

     Although economic and market conditions vary from period to period, the Fund's primary strategy remains consistent as it focuses on investing in undervalued companies with above-average earnings growth expectations.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM) -- CONTINUED
OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


TOP TEN HOLDINGS


                                          % OF
                                       NET ASSETS
                                       ----------


Sanofi-Synthelabo                         2.3%
France Telecom S.A.                       2.1%
GlaxoSmithKline plc                       1.9%
Vodafone Group plc                        1.9%
Total S.A.                                1.8%
Royal Dutch Shell plc                     1.8%
BAE Systems plc                           1.7%
Royal Bank of Scotland Group plc          1.6%
Deutsche Post AG                          1.5%
BNP Paribas                               1.5%



SECTOR ALLOCATION


                                          % OF
                                        EQUITIES
                                        --------


Financials                                27.7%
Consumer Discretionary                    15.8%
Industrials                               10.8%
Telecommunication Services                 8.5%
Energy                                     8.2%
Consumer Staples                           7.8%
Health Care                                7.3%
Materials                                  4.8%
Information Technology                     4.7%
Utilities                                  4.4%



REGIONAL ALLOCATION*



                                   (PIE CHART)




                                            % OF
                                          EQUITIES
                                          --------


Europe                                      76.6 %
Pacific Rim                                 21.5 %
North America                                1.7 %
Central America                              0.2 %



*     shown as a percentage of equities.

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2006 through October 31, 2006.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.


Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability and differences in accounting standards.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM) -- CONTINUED
OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.



                          BEGINNING    ENDING
                           ACCOUNT    ACCOUNT    EXPENSES PAID
                            VALUE      VALUE     DURING PERIOD*
                            5/1/06    10/31/06  5/1/06-10/31/06
                          ---------  ---------  ---------------


INSTITUTIONAL CLASS
Actual                    $1,000.00  $1,038.28       $ 3.48
Hypothetical              $1,000.00  $1,021.79       $ 3.46
  (5% return before expenses)
PLANAHEAD CLASS
Actual                    $1,000.00  $1,036.94       $ 4.79
Hypothetical              $1,000.00  $1,020.51       $ 4.75
  (5% return before expenses)
SERVICE CLASS
Actual                    $1,000.00  $1,035.85       $ 6.00
Hypothetical              $1,000.00  $1,019.32       $5.95
  (5% return before expenses)
AMR CLASS
Actual                    $1,000.00  $1,039.30       $ 2.18
Hypothetical              $1,000.00  $1,023.07       $ 2.16
  (5% return before expenses)


* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.68%, 0.93%, 1.17%, and 0.42% for the Institutional, PlanAhead, Service, and AMR Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON INTERNATIONAL EQUITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


To the Shareholders and Board of Trustees of American Beacon International Equity Fund:

     We have audited the accompanying statement of assets and liabilities of American Beacon International Equity Fund (a portfolio of American Beacon Funds) (the "Fund"), including the schedule of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon International Equity Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                   -s- Ernst & Young LLP

Dallas, Texas
December 28, 2006


                             See accompanying notes

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2006
--------------------------------------------------------------------------------

                                                                         SHARES             VALUE
                                                                      -------------     -------------
                                                                            (DOLLARS IN THOUSANDS)
AUSTRALIA - 1.10%
COMMON STOCKS - 1.10%
 Alumina Ltd. + .................................................           732,248     $       3,816
 Commonwealth Bank of Australia .................................           208,440             7,699
 Macquarie Airports Management Ltd. .............................         2,528,369             6,285
 National Australia Bank Ltd. ...................................           342,730            10,133
 News Corp. .....................................................           182,280             3,800
                                                                                        -------------
TOTAL AUSTRALIA .................................................                              31,733
                                                                                        -------------

BERMUDA - 0.20%
COMMON STOCKS - 0.20%
 Yue Yuen Industrial (Holdings) Ltd. ............................         1,894,500             5,737
                                                                                        -------------
CANADA - 1.62%
COMMON STOCKS - 1.62%
 Alcan, Inc. /\ .................................................            78,471             3,681
 BCE, Inc. ......................................................           280,044             7,905
 Celestica, Inc. /\ .............................................           556,300             5,459
 Husky Energy, Inc. + ...........................................            69,080             4,400
 Jean Coutu Group, Inc. .........................................           371,200             3,858
 Manulife Financial Corp. .......................................           436,196            14,178
 Rogers Communications, Inc. ....................................           123,551             7,392
                                                                                        -------------
TOTAL CANADA ....................................................                              46,873
                                                                                        -------------
DENMARK - 0.14%
COMMON STOCKS - 0.14%
 Vestas Wind Systems /\ + .......................................           141,526             3,986
                                                                                        -------------
FINLAND - 1.55%
COMMON STOCKS - 1.55%
 KCI Konecranes Oyj .............................................           432,600             9,320
 Nokia Oyj /\ ...................................................           293,400             5,823
 Stora Enso Oyj .................................................           213,542             3,459
 Stora Enso Oyj, A Shares .......................................            68,102             1,106
 Stora Enso Oyj, R Shares .......................................           232,400             3,761
 UPM-Kymmene Oyj ................................................           835,200            21,202
                                                                                        -------------
TOTAL FINLAND ...................................................                              44,671
                                                                                        -------------
FRANCE - 13.96%
COMMON STOCKS - 13.96%
 Accor S.A. .....................................................           199,750            13,869
 AXA SA .........................................................         1,013,618            38,616
 BNP Paribas ....................................................           400,575            44,045
 Carrefour S.A. .................................................           122,683             7,475
 Compagnie Generale des Etablissements Michelin .................           116,670             9,515
 Electricite de France ..........................................           143,361             8,693
 France Telecom S.A. ............................................         2,291,944            59,528
 Lafarge S.A. ...................................................            55,862             7,508


                                                                        SHARES             VALUE
                                                                     -------------     -------------
                                                                         (DOLLARS IN THOUSANDS)
 Lagardere S.C.A. ..............................................           117,800     $       8,472
 Publicis Groupe SA /\ .........................................           258,418            10,000
 Sanofi-Synthelabo .............................................           791,885            67,312
 Schneider Electric S.A. .......................................            71,531             7,431
 Suez S.A. .....................................................           311,998            13,961
 Technip .......................................................           200,193            12,057
 Thomson S.A. /\ ...............................................           283,700             4,892
 Total S.A. ....................................................           765,239            51,813
 Vinci S.A. ....................................................           159,529            17,968
 Vivendi SA /\ .................................................           534,500            20,240
                                                                                       -------------
TOTAL FRANCE ...................................................                             403,395
                                                                                       -------------
GERMANY - 8.26%
COMMON STOCKS - 8.26%
 adidas AG /\ ..................................................           132,100             6,619
 Allianz AG /\ .................................................            57,102            10,598
 BASF AG .......................................................            58,310             5,139
 Bayerische Motoren Werke Akitengesellshaft ....................           563,681            32,374
 Celesio AG ....................................................           260,090            13,411
 Deutsche Bank AG ..............................................            72,270             9,096
 Deutsche Post AG + ............................................         1,611,949            44,644
 Deutsche Telekom /\ ...........................................           532,900             9,223
 E.ON AG .......................................................           205,630            24,670
 Infineon Technologies AG /\ ...................................           527,250             6,420
 Karstadt Quelle AG /\ + .......................................           256,902             6,033
 METRO AG /\ ...................................................           165,600             9,838
 Muenchener
 Rueckversicherung-Gesellschaft AG .............................            47,997             7,791
 Siemens AG ....................................................           391,807            35,254
 Volkswagen AG + ...............................................           176,100            17,374
                                                                                       -------------
TOTAL GERMANY ..................................................                             238,484
                                                                                       -------------
GIBRALTAR - 0.11%
COMMON STOCKS - 0.11%
 PartyGaming, Ltd. .............................................         5,549,831             3,229
                                                                                       -------------
HONG KONG/CHINA - 1.96%
COMMON STOCKS - 1.96%
 Cheung Kong Holdings Ltd. .....................................           835,500             9,110
 Hang Lung Group Ltd. ..........................................         2,451,000             6,234
 Henderson Land Development Company Ltd. .......................         2,078,200            11,490
 Hutchison Whampoa Ltd. ........................................           199,000             1,767
 PetroChina Company Ltd. .......................................        16,203,048            17,834
 Swire Pacific Ltd. ............................................           957,100            10,116
                                                                                       -------------
TOTAL HONG KONG/CHINA ..........................................                              56,551
                                                                                       -------------
IRELAND - 2.36%
COMMON STOCKS - 2.36%
 Allied Irish Banks ............................................           445,132            12,158


                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

                                                             SHARES            VALUE
                                                         -------------     -------------
                                                             (DOLLARS IN THOUSANDS)
 Bank of Ireland ....................................        1,284,680     $      25,872
 CRH plc ...........................................           566,948            20,006
 Depfa Bank plc ....................................           607,152            10,198
                                                                           -------------
TOTAL IRELAND ......................................                              68,234
                                                                           -------------
ITALY - 3.82%
COMMON STOCKS - 3.82%
 Banco Popolare di Verona e Novara Scrl + ..........           314,308             8,460
 Capitalia S.p.A. ..................................           668,599             5,909
 Enel S.p.A. /\ ....................................         1,432,700            13,751
 Eni S.p.A. + ......................................           677,591            20,435
 Mediaset SpA /\ ...................................         1,969,911            22,100
 Telecom Italia S.p.A. .............................         1,392,689             4,222
 UniCredito Italiano S.p.A. ........................         4,297,003            35,620
                                                                           -------------
TOTAL ITALY ........................................                             110,497
                                                                           -------------
JAPAN - 12.63%
COMMON STOCKS - 12.63%
 Aiful Corporation Kyoto /\ ........................           213,000             7,358
 Daito Trust Construction Co., Ltd. /\ .............           139,900             7,380
 East Japan Railway Co. ............................               934             6,533
 Fuji Photo Film Company Ltd. ......................           114,400             4,245
 Hitachi Ltd. ......................................           685,500             3,956
 Honda Motor Company Ltd. ..........................           499,300            17,674
 Hoya Corp. ........................................           231,700             8,955
 Japan Tobacco, Inc. ...............................             3,027            13,200
 JS Group Corp. ....................................           315,500             6,474
 Kao Corp. .........................................           285,600             7,497
 Keyence Corp. .....................................            28,200             6,245
 Konica Minolta Holdings, Inc. .....................           499,500             6,654
 LAWSON, Inc. ......................................           141,000             4,786
 Mabuchi Motor Co. Ltd. + ..........................            15,800               921
 Minebea Company Ltd. ..............................           967,700             5,899
 Mitsubishi Tokyo Financial Group, Inc. ............               822            10,332
 Mitsui Trust Holdings, Inc. /\ ....................           951,400            11,202
 NEC Corp. .........................................           417,300             2,148
 Nidec Corp. .......................................           148,800            11,387
 Nintendo Company Ltd. .............................            20,500             4,193
 Nippon Express Co. Ltd. + .........................         2,023,700            10,953
 Nissan Motor Company Ltd. .........................         2,620,500            31,391
 Nomura Holdings, Inc. .............................           848,000            14,973
 Ricoh Co. Ltd. ....................................           386,500             7,634
 ROHM Co. Ltd. .....................................           119,400            10,985
 Sankyo Co. Ltd. ...................................           184,300             9,408
 Sekisui House Ltd. ................................           672,600            10,633
 SFCG Co Ltd. + ....................................            24,345             4,502
 Sompo Japan Insurance, Inc. .......................           376,900             5,014
 Sony Corp. ........................................           108,402             4,495
 Sumitomo Mitsui Financial Group, Inc. .............             2,502            27,383
 Sumitomo Trust and Banking Company Ltd. ...........         1,075,700            11,570


                                                                          SHARES            VALUE
                                                                      -------------     -------------
                                                                           (DOLLARS IN THOUSANDS)
 Takeda Pharmaceutical Co. Ltd. .................................           415,700     $      26,693
 TDK Corp. ......................................................            90,300             7,065
 THK Co Ltd. ....................................................           242,000             6,156
 Tokyo Gas Co. Ltd. .............................................         2,315,200            11,818
 Toyoda Gosei Co. Ltd. ..........................................           249,188             5,785
 Yamada Denki Co. Ltd. /\ .......................................            94,300             9,385
 Yamaha Motor Co. Ltd. /\ .......................................            75,100             2,055
                                                                                        -------------
TOTAL JAPAN .....................................................                             364,937
                                                                                        -------------
LUXEMBOURG - 0.25%
COMMON STOCKS - 0.25%
 Stolt-Nielsen SA /\ ............................................           250,784             7,212
                                                                                        -------------

MEXICO - 0.20%
COMMON STOCKS - 0.20%
 Telefonos de Mexico, S.A. de C.V., ADR .........................           214,800             5,669
                                                                                        -------------

NETHERLANDS - 5.29%
COMMON STOCKS - 5.29%
 ABN AMRO Holding N.V. ..........................................           848,753            24,753
 ING Groep N.V. .................................................           816,512            36,172
 Koninklijke (Royal) Philips Electronics N.V. /\ ................         1,136,946            39,716
 SBM Offshore N.V. /\ ...........................................           273,650             8,099
 TNT N.V. .......................................................           718,625            27,662
 Unilever N.V. /\ ...............................................           670,312            16,529
                                                                                        -------------
TOTAL NETHERLANDS ...............................................                             152,931
                                                                                        -------------
NEW ZEALAND - 0.28%
COMMON STOCKS - 0.28%
 Telecom Corporation of New Zealand Ltd.+ .......................         2,577,400             8,063
                                                                                        -------------
NORWAY - 1.24%
COMMON STOCKS - 1.24%
 Frontline Ltd. + ...............................................           100,877             3,816
 Statoil ASA ....................................................           292,350             7,390
 Telenor ASA ....................................................         1,556,889            24,591
                                                                                        -------------
TOTAL NORWAY ....................................................                              35,797
                                                                                        -------------
PORTUGAL - 0.34%
COMMON STOCKS - 0.34%
 Portugal Telecom, SGPS, S.A. ...................................           792,250             9,869
                                                                                        -------------

SINGAPORE - 1.52%
COMMON STOCKS - 1.52%
 Development Bank of Singapore Group
 Holdings Ltd. ..................................................         1,889,455            24,759
 Flextronics International Ltd. /\ ..............................           899,000            10,428
 Singapore Telecommunications Ltd. ..............................           297,000               506


                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------


                                                                           SHARES             VALUE
                                                                        -------------     -------------
                                                                             (DOLLARS IN THOUSANDS)
 United Overseas Bank Ltd. .........................................          712,000     $       8,095
                                                                                          -------------
TOTAL SINGAPORE ....................................................                             43,788
                                                                                          -------------
SOUTH KOREA - 3.24%
COMMON STOCKS - 3.24%
 Hyundai Motor Co. Ltd., GDR /\ ....................................          112,700             2,620
 Kookmin Bank, ADR .................................................          213,510            16,944
 Korea Electric Power Corp. ........................................           86,860             3,356
 LG Electronics, Inc. ..............................................           76,760             4,643
 LG Telecom Ltd. /\ ................................................          331,281             3,832
 POSCO .............................................................           45,345            12,584
 Samsung Electronics Co. Ltd. ......................................           38,723            25,110
 Samsung Electronics Co. Ltd., GDR ++ ..............................           21,600             7,004
 Shinhan Financial Group Company Ltd. ..............................          186,970             8,622
 SK Telecom Company Ltd. ...........................................           40,632             8,819
                                                                                          -------------
TOTAL SOUTH KOREA ..................................................                             93,534
                                                                                          -------------
SPAIN - 3.28%
COMMON STOCKS - 3.28%
 Banco Bilbao Vizcaya Argentaria, S.A. /\ ..........................          691,815            16,706
 Banco Popular Espanol SA ..........................................          506,100             8,772
 Banco Santander Central Hispano SA ................................           34,750               601
 Banco Santander Central Hispano SA, GDR ...........................          560,544             9,709
 Enagas S.A. .......................................................          298,328             7,234
 Iberdrola S.A. ....................................................           87,345             4,008
 Repsol YPF S.A. ...................................................          281,480             9,341
 Repsol YPF SA, ADR ................................................          153,200             5,124
 Telefonica S.A. ...................................................        1,721,528            33,177
                                                                                          -------------
TOTAL SPAIN ........................................................                             94,672
                                                                                          -------------
SWEDEN - 1.42%
COMMON STOCKS - 1.42%
 Atlas Copco AB ....................................................          444,100            12,974
 Nordea AB .........................................................          617,020             8,497
 Securitas AB ......................................................          381,930             5,024
 Securitas Direct AB /\ ............................................          381,930             1,163
 Securitas Systems AB /\ ...........................................          381,930             1,275
 Swedbank AB .......................................................          139,000             4,552
 Telefonaktiebolaget LM Ericsson ...................................        2,006,000             7,610
                                                                                          -------------
TOTAL SWEDEN .......................................................                             41,095
                                                                                          -------------
SWITZERLAND - 6.73%
COMMON STOCKS - 6.73%
 Adecco SA .........................................................          138,320             8,545
 Ciba Specialty Chemicals Holding, Inc. ............................          202,450            12,392
 Compagnie Financiere Richemont AG .................................          183,900             9,098
 Credit Suisse Group ...............................................          535,357            32,275
 Lonza Group AG ....................................................           53,670             4,141
 Nestle SA .........................................................           68,404            23,369


                                                                                 SHARES            VALUE
                                                                             -------------     -------------
                                                                                 (DOLLARS IN THOUSANDS)
 Novartis AG ............................................................          581,848     $      35,312
 Swiss Reinsurance ......................................................          282,478            23,160
 Syngenta AG ............................................................           73,428            11,858
 UBS AG .................................................................          144,340             8,621
 Zurich Financial Services AG ...........................................          103,962            25,697
                                                                                               -------------
TOTAL SWITZERLAND .......................................................                            194,468
                                                                                               -------------
UNITED KINGDOM - 24.67%
COMMON STOCKS - 24.67%
 AMVESCAP plc ...........................................................          339,930             3,887
 Anglo American plc .....................................................          193,910             8,744
 Aviva plc ..............................................................          916,850            13,554
 BAE Systems plc ........................................................        6,138,557            49,122
 Barratt Development plc ................................................          204,176             4,218
 Boots Group PLC ........................................................          906,780            14,011
 BP plc .................................................................        3,554,436            39,529
 British American Tobacco Industries plc ................................          901,964            24,587
 British Sky Broadcasting Group plc .....................................          914,390             9,463
 Cadbury Schweppes plc ..................................................        1,845,247            18,567
 Centrica plc ...........................................................        1,760,610            11,125
 Compass Group plc ......................................................        3,671,135            19,643
 Debenhams plc /\ .......................................................        2,334,586             8,372
 Diageo plc .............................................................        1,022,543            18,920
 Gallaher Group plc .....................................................          839,872            14,259
 GKN plc ................................................................          462,766             2,697
 GlaxoSmithKline plc ....................................................        2,050,553            54,761
 HBOS plc ...............................................................          653,354            13,547
 HSBC Holdings plc ......................................................        1,736,309            32,828
 Imperial Tobacco Group plc .............................................          403,040            14,277
 Kingfisher plc .........................................................        3,605,755            18,107
 Lloyds TSB Group plc ...................................................          927,400             9,898
 Marks and Spencer Group plc ............................................          634,279             7,943
 National Grid plc ......................................................        1,917,378            24,505
 Northern Rock plc /\ ...................................................          340,100             7,766
 Old Mutual .............................................................        2,372,399             7,671
 Pearson plc ............................................................          512,020             7,555
 Reckitt Benckiser plc ..................................................          275,700            11,996
 Rentokil Initial plc ...................................................        1,438,070             4,156
 Reuters Group plc ......................................................        1,030,072             8,788
 Rio Tinto plc ..........................................................          264,493            14,591
 Rolls-Royce Group PLC, B Shares /\ # ...................................       39,802,985                76
 Rolls-Royce plc ........................................................        1,084,550             9,718
 Royal Bank of Scotland Group plc .......................................        1,271,205            45,297
 Royal Dutch Shell plc, ADR .............................................           31,660             2,204
 Royal Dutch Shell plc, A Shares ........................................          726,464            25,173
 Royal Dutch Shell plc, B Shares ........................................          655,174            23,471
 Shire plc ..............................................................          363,440             6,631
 Smiths Group plc .......................................................          438,030             7,904
 Standard Chartered plc .................................................          177,350             4,990
 TI Automotive Ltd. /\ # ................................................          655,200                --



                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

                                                                           SHARES              VALUE
                                                                        -------------      -------------
                                                                             (DOLLARS IN THOUSANDS)
 Unilever plc .....................................................           970,350      $      24,081
 Vodafone Group plc /\ ............................................        21,136,939             54,432
 Yell Group plc ...................................................           811,330              9,642
                                                                                           -------------
TOTAL UNITED KINGDOM ..............................................                              712,706
                                                                                           -------------
SHORT TERM INVESTMENTS - 3.03%
 American Beacon Money Market Select
   Fund SS ........................................................        87,487,208             87,487
                                                                                           -------------
SECURITIES LENDING COLLATERAL - 2.17%

 American Beacon Cash Plus Trust SS ...............................        40,880,768             40,881
 American Beacon Money Market Select Fund .........................        21,867,813             21,868
                                                                                           -------------
TOTAL SECURITIES LENDING COLLATERAL ...............................                               62,749
                                                                                           -------------
TOTAL INVESTMENTS 101.37% - (COST $2,222,097) .....................                            2,928,367
LIABILITIES, NET OF OTHER ASSETS - (1.37%) ........................                              (39,577)
                                                                                           -------------
TOTAL NET ASSETS - 100.00% ........................................                        $   2,888,790
                                                                                           =============


     Percentages are stated as a percent of net assets.

/\   Non-income producing security.

+    All or a portion of this security is on loan at October 31, 2006.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,004 or 0.24% of net assets. The Fund has no right to demand registration of these securities.

# Valued at fair value pursuant to procedures approved by the Board of Trustees.

SS   The Fund/Trust is affiliated by having the same investment advisor.



                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                               UNREALIZED
                               NUMBER OF       EXPIRATION        MARKET       APPRECIATION/
                               CONTRACTS          DATE            VALUE       (DEPRECIATION)
                              -----------      -----------    ------------    ------------
Australia SPI Index .....              58        Dec 2006     $     6,015     $       265

Canada S&PCDA 60 Index ..              68        Dec 2006           8,557             437

France CAC 40 Index .....             161        Dec 2006          11,013             294

Germany DAX Index .......              40        Dec 2006           8,033             340

Hang Seng Index .........              16        Nov 2006           1,886              17

Italy MIB 30 Index ......              17        Dec 2006           4,296             119

Netherlands 200 AEX Index              31        Nov 2006           3,851             (24)

Spain IBEX 35 Index .....              27        Nov 2006           4,727             111

Sweden OMX Index ........             182        Nov 2006           2,741             (49)

Tokyo FE TOPIX Index ....             190        Dec 2006          26,167            (202)

UK FTSE 100 Index .......             231        Dec 2006          27,053             705
                                                              -----------     -----------
                                                              $   104,339     $     2,013
                                                              ===========     ===========


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
(DOLLARS IN THOUSANDS)

                                            SETTLEMENT     MARKET        UNREALIZED
                                               DATE        VALUE         GAIN/(LOSS)
                                            ----------  -----------      ----------
CONTRACTS TO DELIVER

    4,818   Australian Dollar                12/15/2006 $     3,727      $      (57)
    6,233   Canadian Dollar                  12/15/2006       5,558              27
   15,538   Euro Currency                    12/15/2006      19,879             (37)
1,894,023   Japanese Yen                     12/15/2006      16,299             (87)
    8,610   Pound Sterling                   12/15/2006      16,430            (116)
   12,279   Swedish Krona                    12/15/2006       1,705              (9)
    5,506   Swiss Franc                      12/15/2006       4,446             (11)

TOTAL CONTRACTS TO DELIVER
                                                        -----------      ----------
(RECEIVABLE AMOUNT $67,754)                             $    68,044      $     (290)
                                                        -----------      ----------
CONTRACTS TO RECEIVE
  10,871    Australian
            Dollar                           12/15/2006 $     8,408      $      226
   14,369   Canadian Dollar                  12/15/2006      12,813             (42)
   34,180   Euro Currency                    12/15/2006      43,729             220
4,709,176   Japanese Yen                     12/15/2006      40,525            (201)
   20,793   Pound Sterling                   12/15/2006      39,678             808
   27,468   Swedish Krona                    12/15/2006       3,815              56
   14,461   Swiss Franc                      12/15/2006      11,677              (8)

TOTAL CONTRACTS TO RECEIVE
                                                        -----------      ----------
(PAYABLE AMOUNT $159,586)                               $   160,645      $    1,059
                                                        -----------      ----------
NET CURRENCY FLUCTUATION                                                 $      769
                                                                         ==========


                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION
                                                             Percent of
                                                             Net Assets
                                                             ----------
Consumer Discretionary ...........................                15.17%
Consumer Staples .................................                 7.53%
Energy ...........................................                 7.85%
Financials .......................................                26.55%
Health Care ......................................                 7.06%
Industrials ......................................                10.35%
Information Technology ...........................                 4.55%
Materials ........................................                 4.64%
Telecommunication Services .......................                 8.21%
Utilities ........................................                 4.26%
Short Term Investments ...........................                 5.20%
Liabilities, Net of Other Assets .................               (1.37)%
                                                             ----------
                                                                 100.00%
                                                             ==========


                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2006 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
--------------------------------------------------------------------------------




ASSETS:
     Investments in unaffiliated securities, at value(A C).................   $ 2,778,131
     Investments in affiliated securities, at value(B).....................       150,236
     Foreign currency, at value(D).........................................         3,517
     Deposit with brokers for futures contracts............................        14,693
     Receivable for investments sold.......................................           121
     Dividends and interest receivable.....................................         4,641
     Receivable for fund shares sold.......................................         4,557
     Receivable for tax reclaims...........................................           726
     Unrealized appreciation on foreign currency contracts.................           769
     Prepaid expenses......................................................            44
                                                                              -----------
          TOTAL ASSETS.....................................................     2,957,435
                                                                              -----------
LIABILITIES:
     Payable for investments purchased.....................................           572
     Payable upon return of securities loaned..............................        62,749
     Payable for fund shares redeemed......................................         1,704
     Payable for variation margin on open futures contracts................            84
     Payable under excess expense reimbursement plan.......................             5
     Management and investment advisory fees payable (Note 2)..............         2,489
     Administrative service and service fees payable.......................           635
     Other liabilities.....................................................           407
                                                                              -----------
          TOTAL LIABILITIES................................................        68,645
                                                                              -----------
NET ASSETS.................................................................   $ 2,888,790
                                                                              ===========
ANALYSIS OF NET ASSETS:
     Paid-in-capital.......................................................     1,933,803
     Undistributed net investment income...................................        49,187
     Accumulated net realized gain (loss)..................................       196,606
     Unrealized appreciation (depreciation) of investments, futures
       contracts and foreign currency......................................       709,194
                                                                              -----------
NET ASSETS.................................................................   $ 2,888,790
                                                                              ===========
SHARES OUTSTANDING (NO PAR VALUE):
     Institutional Class...................................................    62,783,054
                                                                              ===========
     PlanAhead Class.......................................................    31,585,878
                                                                              ===========
     Service Class.........................................................       195,529
                                                                              ===========
     AMR Class.............................................................    22,654,809
                                                                              ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
     Institutional Class...................................................   $     24.68
                                                                              ===========
     PlanAhead Class.......................................................   $     24.42
                                                                              ===========
     Service Class.........................................................   $     24.24
                                                                              ===========
     AMR Class.............................................................   $     24.86
                                                                              ===========

--------

(A) Cost of investments in unaffiliated securities.........................   $ 2,071,861
(B) Cost of investments in affiliated securities...........................       150,236
(C) Market value of securities on loan.....................................        56,179
(D) Cost of foreign currency...............................................         3,462




                             See accompanying notes

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2006 (IN THOUSANDS)
--------------------------------------------------------------------------------




INVESTMENT INCOME:
     Dividend income from unaffiliated securities (net of foreign taxes)*...   $ 64,370
     Dividend income from affiliated securities.............................      3,745
     Interest income........................................................        263
     Income derived from securities lending, net............................      2,192
     Investment income allocated from the Portfolio (net of foreign
       taxes)**.............................................................     14,190
     Expenses allocated from the Portfolio..................................     (3,209)
     Other income...........................................................         31
                                                                               --------
          TOTAL INVESTMENT INCOME...........................................     81,582
                                                                               --------
EXPENSES:
     Management and investment advisory fees (Note 2).......................      6,301
     Administrative service fees (Note 2):
       Institutional Class..................................................      3,663
       PlanAhead Class......................................................      1,684
       Service Class........................................................         10
     Transfer agent fees:
       Institutional Class..................................................        177
       PlanAhead Class......................................................        109
       Service Class........................................................         --
       AMR Class............................................................         20
     Custody and fund accounting fees.......................................        937
     Professional fees......................................................         64
     Registration fees and expenses.........................................        100
     Service fees:
       PlanAhead Class (Note 2).............................................      1,681
       Service Class (Note 2)...............................................         10
     Distribution fees -- Service Class (Note 2)............................         10
     Prospectus and shareholder reports.....................................        231
     Other expenses.........................................................        223
                                                                               --------
          TOTAL EXPENSES....................................................     15,220
                                                                               --------
     Net (fees waived and expenses reimbursed)/recouped by Manager (Note
       2)...................................................................          4
                                                                               --------
          NET EXPENSES......................................................     15,224
                                                                               --------
NET INVESTMENT INCOME.......................................................     66,358
                                                                               --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain from:
       Investments..........................................................    125,805
       Commission recapture (Note 1)........................................        217
       Foreign currency translations........................................      7,592
       Futures contracts....................................................     10,559
       Net realized gain (loss) allocated from Portfolio....................     62,206
     Change in net unrealized appreciation or depreciation of:
       Investments..........................................................     27,496
       Futures contracts....................................................     (2,021)
       Foreign currency translations........................................     99,635
       Net change in unrealized gain/loss allocated from Portfolio..........    233,765
                                                                               --------
          NET GAIN (LOSS) ON INVESTMENTS....................................    565,254
                                                                               --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................   $631,612
                                                                               ========
     *  Foreign taxes.......................................................   $  5,626
     ** Foreign taxes.......................................................   $    841




                             See accompanying notes

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------



                                                                       YEAR ENDED     YEAR ENDED
                                                                      OCTOBER 31,    OCTOBER 31,
                                                                          2006           2005
                                                                      -----------    -----------


INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income.........................................    $   66,358     $   47,523
     Net realized gain (loss) on investments, futures contracts,
       and foreign currency transactions...........................       206,379        186,828**
     Change in net unrealized appreciation or depreciation of
       investments, futures contracts, and foreign currency
       translations................................................       358,875         44,556
                                                                       ----------     ----------

          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....       631,612        278,907
                                                                       ----------     ----------

DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income:
       Institutional Class.........................................       (25,841)       (13,529)
       PlanAhead Class.............................................       (10,419)        (4,004)
       Service Class...............................................           (39)           (22)
       AMR Class...................................................       (10,085)        (7,644)
     Net realized gain on investments:
       Institutional Class.........................................       (80,744)            --
       PlanAhead Class.............................................       (36,241)            --
       Service Class...............................................          (195)            --
       AMR Class...................................................       (28,011)            --
                                                                       ----------     ----------
          NET DISTRIBUTIONS TO SHAREHOLDERS........................      (191,575)       (25,199)
                                                                       ----------     ----------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from sales of shares.................................       548,466        766,799
     Reinvestment of dividends and distributions...................       176,178         22,373
     Cost of shares redeemed.......................................      (574,493)      (545,309)
     Redemption fees...............................................           308             58
                                                                       ----------     ----------
          NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
            TRANSACTIONS...........................................       150,459        243,921
                                                                       ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS..............................       590,496        497,629
                                                                       ----------     ----------
NET ASSETS:
     Beginning of period...........................................     2,298,294      1,800,665
                                                                       ----------     ----------
     END OF PERIOD*................................................    $2,888,790     $2,298,294
                                                                       ==========     ==========
     *  Includes undistributed net investment income (loss) of.....    $   49,187     $   38,005
                                                                       ==========     ==========
     ** Includes $902 payment by affiliate (Note 2).




                             See accompanying notes

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2006
--------------------------------------------------------------------------------


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon International Equity Fund, a series of the Trust.

     American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

  Reorganization

     Prior to March 1, 2006, the American Beacon International Equity Fund (the "Fund") invested all of its investable assets in the International Equity Portfolio (the "Portfolio") of the American Beacon Master Trust.

     At the close of business on February 28, 2006, the Portfolio redeemed for cash and securities the investment of the American Independence International Multi-Manager Stock Fund as follows (in thousands):



Cash.........................................................................   $ 9,583
Securities at market value...................................................   $94,585


Upon completion of this transaction, the Fund was the sole shareholder in the Portfolio. Accordingly, on February 28, 2006 the Fund withdrew its interest in the Portfolio. The Fund received a distribution of cash and securities from the Portfolio with a market value equal to the Fund's investment in the Portfolio in the amount of $2,598,672,000 at the close of business. The Portfolio then ceased operations.

The following is a summary of the significant accounting policies followed by the Fund.

  Class Disclosure

     The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:


CLASS:                                     OFFERED TO:                          SERVICE AND DISTRIBUTION FEES:
------                                     -----------                          ------------------------------


INSTITUTIONAL CLASS   Investors making an initial investment of $2 million   Administrative Service Fee --  0.25%

PLANAHEAD CLASS       General public and investors investing through an      Administrative Service Fee --  0.25%
                      intermediary                                                          Service Fee --  0.25%

SERVICE CLASS         Investors investing through an intermediary            Administrative Service Fee --  0.25%
                                                                                            Service Fee --  0.25%
                                                                                       Distribution Fee --  0.25%

AMR CLASS             Investors in the tax-exempt retirement and benefit                                      N/A
                      plans of AMR Corporation and its affiliates


     Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

  Security Valuation

     Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.




--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
OCTOBER 31, 2006
--------------------------------------------------------------------------------


     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

     Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the "Board").

     Most foreign markets close before the Exchange. Developments that could affect the values of securities that occur between the close of a foreign market and the close of the Exchange normally will not be reflected in security valuations. If such developments are so significant that they will, in the judgment of the pricing committee of the Fund, clearly and materially affect the value of securities, the foreign market closing prices may be adjusted to reflect the fair value of the securities as of the close of the Exchange, as determined in good faith and pursuant to procedures approved by the Board. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service.

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

     Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

  Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of Fund securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is



--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
OCTOBER 31, 2006
--------------------------------------------------------------------------------


reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

  Futures Contracts

     The Fund may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Fund may purchase or sell futures contracts and options on futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock market. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The initial margin amount is reflected as Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in the initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

  Commission Recapture

     The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund's Statement of Operations.

  Redemption Fees

     The Fund imposes a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact and other costs associated with short-term trading activity in the Fund. The "first-in, first-out" method is used to determine the holding period. Through April 30, 2006, the fee was retained by the class that imposed the fee. Effective May 1, 2006, the fee is allocated to all classes of the Fund pro-rata based on their respective net assets.

  Dividends to Shareholders

     Dividends from net investment income of the Fund normally will be declared and paid annually. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

  Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.




--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
OCTOBER 31, 2006
--------------------------------------------------------------------------------


  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Recently Issued Accounting Pronouncements

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

     In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements' ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2006, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, Fund management and securities lending services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Fund. Management fees paid during the period were as follows:


                                                             AMOUNT PAID TO      NET AMOUNT
                                 MANAGEMENT    MANAGEMENT       INVESTMENT      RETAINED BY
     PERIOD          PAYOR        FEE RATE         FEE           ADVISORS         MANAGER
     ------        ---------    -----------    ----------    ---------------    -----------


11/1/05-2/28/06    Portfolio    0.25%-0.60%    $2,849,000       $1,996,000       $  853,000
3/1/06-10/31/06       Fund      0.25%-0.60%    $6,301,000       $4,453,000       $1,848,000






--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
OCTOBER 31, 2006
--------------------------------------------------------------------------------


     As compensation for services provided by the Manager in connection with securities lending activities, the Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. During the period from March 1 through October 31, 2006, the Fund paid securities lending fees of $293,273 to the Manager. This fee is netted against securities lending income in the Statement of Operations. Through February 28, 2006, the Portfolio paid securities lending fees of $44,443 to the Manager.

  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement that obligates the Manager to provide or oversee administrative and management services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of the Fund.

  Distribution Plans

     The Trust, except for the Service Class of the Fund, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

     A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Fund. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

  Service Plans

     The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.25% of the average daily net assets of the PlanAhead and Service Classes of the Fund.

  Reimbursement of Expenses

     The Manager voluntarily waived or reimbursed expenses of the Service Class of the Fund totaling $1,956 in order to maintain an expense ratio at or below 1.16%.

  Expense Reimbursement Plan

     The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class' average net assets have grown or expenses have declined sufficiently to allow reimbursement without




--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
OCTOBER 31, 2006
--------------------------------------------------------------------------------


causing its expense ratio to exceed the previously agreed upon contractual expense limit. The following waived fees or reimbursed expenses are subject to potential recovery:


YEAR                                                                             AMOUNT
----                                                                             ------


2007..........................................................................   $2,934
2008..........................................................................        9
2009..........................................................................    1,956


     During the year ended October 31, 2006, the Fund recorded a liability totaling $4,899 for expected repayment of prior fees waived and expenses reimbursed by the Manager.

  Investment in Affiliated Funds

     The Fund is permitted, pursuant to an exemptive order by the Securities and Exchange Commission ("SEC") and procedures approved by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"). Cash collateral received by the Fund in connection with securities lending may be invested in the Select Fund and the American Beacon Cash Plus Trust. The Fund, the Select Fund and the Cash Trust (collectively, the "Affiliated Funds") have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Affiliated Funds and receives an annualized fee equal to 0.10% of the average daily net assets of each Affiliated Fund. During the period from March 1 through October 31, 2006, the Manager earned fees from the Affiliated Funds totaling $74,360 on the Fund's direct investment in the Affiliated Funds, and $89,527 from securities lending collateral invested in the Affiliated Funds. During the period from November 1, 2005 through February 28, 2006, the Manager earned fees from the Affiliated Funds totaling $43,188 on the Portfolio's direct investment in the Affiliated Funds, and $36,245 from securities lending collateral invested in the Affiliated Funds.

  Interfund Lending Program

     Pursuant to an exemptive order by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating series managed by the Manager. At October 31, 2006, the Fund had not utilized the credit facility.

  Other

     At October 31, 2006, AMR Corporation and subsidiary companies and employee benefit trusts thereof owned 100% of AMR Class shares of the Fund.

     During the period ended October 31, 2005, subadvisors voluntarily reimbursed the Portfolio for certain losses totaling $941,000. A $383,000 reimbursement was made to compensate the Portfolio for a loss associated with a rights offering that expired. The shares that would have been acquired through a full exercise of the rights were subsequently purchased on the open market. The subadvisor reimbursed the Portfolio for the appreciation of the shares over the exercise price, transaction costs and foreign exchange costs incurred in making this purchase in the open market. A $558,000 reimbursement was made to compensate the Portfolio for a loss associated with the Manager's direction to sell a security that the subadvisor purchased in a country not approved for investment by the Manager. The reimbursement amount allocated to the Fund totaled $902,000 for the period and is reflected in the gain/loss section of the Statement of Changes in Net Assets.




--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
OCTOBER 31, 2006
--------------------------------------------------------------------------------


3.  FEDERAL INCOME AND EXCISE TAXES

     It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005 (in thousands):


                                                                         YEAR ENDED    YEAR ENDED
                                                                        OCTOBER 31,   OCTOBER 31,
                                                                            2006          2005
                                                                        -----------   -----------


DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
     Institutional Class.............................................     $ 42,005      $13,529
     PlanAhead Class.................................................       17,674        4,004
     Service Class...................................................           78           22
     AMR Class.......................................................       15,693        7,644
LONG-TERM CAPITAL GAIN
     Institutional Class.............................................       64,579           --
     PlanAhead Class.................................................       28,986           --
     Service Class...................................................          156           --
     AMR Class.......................................................       22,404           --
                                                                          --------      -------
          TOTAL DISTRIBUTIONS PAID...................................     $191,575      $25,199
                                                                          --------      -------



     As of October 31, 2006, the components of distributable earnings on a tax basis were as follows (in thousands):



Cost basis of investments for federal income tax purposes...................   $2,244,128
Unrealized appreciation.....................................................      710,124
Unrealized depreciation.....................................................      (25,885)
                                                                               ----------
Net unrealized appreciation/(depreciation)..................................      684,239
Undistributed ordinary income...............................................      104,355
Undistributed long-term gain/(loss).........................................      156,310
                                                                               ----------
Distributable earnings......................................................   $  944,904
                                                                               ==========



     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, the realization for tax purposes of unrealized gains/(losses) on investments in passive foreign investment companies, and Section 732 basis adjustments.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.




--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
OCTOBER 31, 2006
--------------------------------------------------------------------------------


     Accordingly, the following amounts represent current year permanent differences derived from foreign currency gains/losses from sales of investments in passive foreign investment companies, and Section 732 basis adjustments that have been reclassified as of October 31, 2006 (in thousands):



Paid-in-capital..............................................................   $ 7,575
Undistributed net investment income..........................................    (8,792)
Accumulated net realized gain (loss).........................................     2,862
Unrealized appreciation (depreciation) of investments, futures contracts and
  foreign currency...........................................................    (1,645)


4.  INVESTMENT TRANSACTIONS

     The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2006 were $1,029,125,000 and $1,051,960,000, respectively. These amounts include investment transactions of the Portfolio during the period from November 1, 2005 through February 28, 2006.

     A summary of the Fund's direct ownership and transactions in Affiliated Funds for the year ended October 31, 2006 is set forth below. These amounts include investment transactions of the Portfolio during the period from November 1, 2005 through February 28, 2006. (amounts shown in thousands):


                                OCTOBER 31,                                     OCTOBER 31,
                                    2005                                            2006
                               SHARES/MARKET                                   SHARES/MARKET
AFFILIATED FUND                    VALUE         PURCHASES         SALES           VALUE
----------------------------   -------------   -------------   -------------   -------------



Select Fund.................      $119,493        $871,497        $903,503        $87,487


5.  SECURITIES LENDING

     The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the "Agent") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements.

     The Fund, the Agent and the Manager retain 75%, 15% and 10%, respectively, of the income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund, the Agent, and the Manager 75%, 15% and 10%, respectively. The Fund also continues to receive income on the securities loaned, and any gain or loss in the market prices of securities loaned that may occur during the term of the loan.

     Risks to the Fund in securities lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

     At October 31, 2006, securities with a market value of approximately $56,179,000 were loaned by the Fund. Cash collateral held by the custodian for the Fund in an investment in the Affiliated Funds totaled $62,749,000.




--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
OCTOBER 31, 2006
--------------------------------------------------------------------------------


6.  CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Fund
(shares and dollars in thousands):

Year Ended October 31, 2006


                                       INSTITUTIONAL CLASS         PLANAHEAD CLASS        SERVICE CLASS           AMR CLASS
                                      ---------------------     --------------------    -----------------    ------------------
                                       SHARES       AMOUNT      SHARES       AMOUNT     SHARES     AMOUNT    SHARES     AMOUNT
                                      -------     ---------     ------     ---------    ------     ------    ------    --------


Shares sold......................      12,683     $ 284,628      9,650     $ 216,325       69      $1,512     1,997    $ 46,001
Reinvestment of dividends........       4,440        92,342      2,207        45,506       11         234     1,823      38,096
Shares redeemed*.................     (15,645)     (356,972)    (7,248)     (162,210)     (29)       (657)   (2,379)    (54,346)
                                      -------     ---------     ------     ---------      ---      ------    ------    --------
Net increase in shares
  outstanding....................       1,478     $  19,998      4,609     $  99,621       51      $1,089     1,441    $ 29,751
                                      =======     =========     ======     =========      ===      ======    ======    ========
* Net of Redemption Fees


Year Ended October 31, 2005


                                      INSTITUTIONAL CLASS         PLANAHEAD CLASS         SERVICE CLASS            AMR CLASS
                                     ---------------------     --------------------    ------------------    --------------------
                                      SHARES       AMOUNT      SHARES       AMOUNT     SHARES      AMOUNT     SHARES      AMOUNT
                                     -------     ---------     ------     ---------    ------     -------    -------    ---------


Shares sold.....................      16,308     $ 330,188     14,933     $ 299,953      162      $ 3,261      6,624    $ 133,397
Reinvestment of dividends.......         543        10,788        199         3,920        1           22        383        7,643
Shares redeemed*................     (11,284)     (228,220)    (5,111)     (103,087)     (59)      (1,188)   (10,557)    (212,756)
                                     -------     ---------     ------     ---------      ---      -------    -------    ---------
Net increase in shares
  outstanding...................       5,567     $ 112,756     10,021     $ 200,786      104      $ 2,095     (3,550)   $ (71,716)
                                     =======     =========     ======     =========      ===      =======    =======    =========
* Net of Redemption Fees






--------------------------------------------------------------------------------

                      (This page intentionally left blank)



(LIGHTHOUSE LOGO)




--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------



                                                             INSTITUTIONAL CLASS
                                       --------------------------------------------------------------

                                                           YEAR ENDED OCTOBER 31,
                                       --------------------------------------------------------------
                                          2006          2005         2004(B)      2003(F)      2002
                                       ----------    ----------    ----------    --------    --------



Net asset value, beginning of
  period...........................    $    20.98    $    18.47    $    15.46    $  12.10    $  13.77
                                       ----------    ----------    ----------    --------    --------
Income from investment operations:
     Net investment income(A) (D)..          0.60          0.44          0.30        0.25        0.21
     Net gains (losses) on
       securities (both realized
       and unrealized)(D)..........          4.86          2.31          3.12        3.47       (1.62)
                                       ----------    ----------    ----------    --------    --------
Total income (loss) from investment
  operations.......................          5.46          2.75          3.42        3.72       (1.41)
                                       ----------    ----------    ----------    --------    --------
Less distributions:
     Dividends from net investment
       income......................         (0.43)        (0.24)        (0.41)      (0.36)      (0.26)
     Distributions from net
       realized gains on
       securities..................         (1.33)           --            --          --          --
                                       ----------    ----------    ----------    --------    --------
Total distributions................         (1.76)        (0.24)        (0.41)      (0.36)      (0.26)
                                       ----------    ----------    ----------    --------    --------
Redemption fees added to beneficial
  interest.........................            --(I)         --(I)         --(I)       --(I)       --
                                       ----------    ----------    ----------    --------    --------
Net asset value, end of period.....    $    24.68    $    20.98    $    18.47    $  15.46    $  12.10
                                       ==========    ==========    ==========    ========    ========
Total return.......................        27.49%        15.04%        22.49%      31.61%     (10.51%)
                                       ==========    ==========    ==========    ========    ========
Ratios and supplemental data:
     Net assets, end of period (in
       thousands)..................    $1,549,521    $1,286,441    $1,029,272    $722,333    $537,476
     Ratios to average net assets
       (annualized):
       Expenses, net of
          waivers(D)...............         0.71%         0.70%         0.76%       0.79%       0.75%
       Expenses, before
          waivers(D)...............         0.71%         0.70%         0.76%       0.79%       0.75%
       Net investment income, net
          of waivers(D)............         2.52%         2.17%         1.69%       1.97%       1.56%
       Net investment income
          (losses), before
          waivers(D)...............         2.52%         2.17%         1.69%       1.97%       1.56%
     Portfolio turnover rate(C)....           40%           37%           36%         44%         43%

                                                                PLANAHEAD CLASS
                                       ----------------------------------------------------------------

                                                            YEAR ENDED OCTOBER 31,
                                       ----------------------------------------------------------------
                                         2006         2005         2004(B)       2003(F)        2002
                                       --------    ----------    ----------    ----------    ----------



Net asset value, beginning of
  period...........................    $  20.79     $  18.31      $  15.34      $  11.95      $  13.58
                                       --------     --------      --------      --------      --------
Income from investment operations:
     Net investment income(A) (D)..        0.50         0.41          0.26          0.22          0.15
     Net gains (losses) on
       securities (both realized
       and unrealized)(D)..........        4.84         2.29          3.08          3.46         (1.56)
                                       --------     --------      --------      --------      --------
Total income (loss) from investment
  operations.......................        5.34         2.70          3.34          3.68         (1.41)
                                       --------     --------      --------      --------      --------
Less distributions:
     Dividends from net investment
       income......................       (0.38)       (0.22)        (0.37)        (0.29)        (0.22)
     Distributions from net
       realized gains on
       securities..................       (1.33)          --            --            --            --
                                       --------     --------      --------      --------      --------
Total distributions................       (1.71)       (0.22)        (0.37)        (0.29)        (0.22)
                                       --------     --------      --------      --------      --------
Redemption fees added to beneficial
  interest.........................          --(I)        --(I)         --(I)         --(I)         --
                                       --------     --------      --------      --------      --------
Net asset value, end of period.....    $  24.42     $  20.79      $  18.31      $  15.34      $  11.95
                                       ========     ========      ========      ========      ========
Total return.......................      27.20%       14.73%        22.16%        31.62%       (10.57%)
                                       ========     ========      ========      ========      ========
Ratios and supplemental data:
     Net assets, end of period (in
       thousands)..................    $771,298     $560,770      $310,540      $177,425      $ 99,636
     Ratios to average net assets
       (annualized):
       Expenses, net of
          waivers(D)...............       0.96%        0.95%         1.02%         1.10%         1.04%
       Expenses, before
          waivers(D)...............       0.96%        0.95%         1.02%         1.10%         1.04%
       Net investment income, net
          of waivers(D)............       2.25%        1.96%         1.46%         1.68%         1.35%
       Net investment income
          (losses), before
          waivers(D)...............       2.25%        1.96%         1.46%         1.68%         1.35%
     Portfolio turnover rate(C)....         40%          37%           36%           44%           43%



--------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) The Boston Company Asset Management, LLC was added as an investment advisor to the International Equity Fund on September 27, 2004.

(C) The International Equity Fund invested all of its investable assets in the Portfolio through February 28, 2006. Portfolio turnover rate through February 28, 2006 is that of the Portfolio.

(D) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Portfolio through February 28, 2006.

(E)  Annualized.

(F) Independence Investment LLC was removed as an investment advisor to the International Equity Fund on October 24, 2003.

(G)  Not annualized.

(H) Portfolio turnover rate is for the period November 1, 2002 through October 31, 2003.

(I)  Amounts represent less than $0.01 per share.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                SERVICE CLASS                                             AMR CLASS
---------------------------------------------     --------------------------------------------------------

    YEAR ENDED OCTOBER 31,          MAY 1 TO                       YEAR ENDED OCTOBER 31,
------------------------------    OCTOBER 31,     --------------------------------------------------------
  2006        2005     2004(B)      2003(F)         2006        2005       2004(B)     2003(F)      2002
-------     -------    -------    -----------     --------    --------    --------    --------    --------



$ 20.61     $ 18.24    $ 15.31    $     12.18     $  21.12    $  18.58    $  15.54    $  12.18    $  13.86
-------     -------    -------    -----------     --------    --------    --------    --------    --------

   0.46        0.37       0.30           0.09         0.63        0.50        0.34        0.29        0.24

   4.76        2.26       2.99           3.04         4.92        2.33        3.14        3.46       (1.62)
-------     -------    -------    -----------     --------    --------    --------    --------    --------
   5.22        2.63       3.29           3.13         5.55        2.83        3.48        3.75       (1.38)
-------     -------    -------    -----------     --------    --------    --------    --------    --------

  (0.26)      (0.26)     (0.36)            --        (0.48)      (0.29)      (0.44)      (0.39)      (0.30)
  (1.33)         --         --             --        (1.33)         --          --          --          --
-------     -------    -------    -----------     --------    --------    --------    --------    --------
  (1.59)      (0.26)     (0.36)            --        (1.81)      (0.29)      (0.44)      (0.39)      (0.30)
-------     -------    -------    -----------     --------    --------    --------    --------    --------
     --(I)       --(I)      --(I)          --(I)        --(I)       --(I)       --(I)       --(I)      --
-------     -------    -------    -----------     --------    --------    --------    --------    --------
$ 24.24     $ 20.61    $ 18.24    $     15.31     $  24.86    $  21.12    $  18.58    $  15.54    $  12.18
=======     =======    =======    ===========     ========    ========    ========    ========    ========
 26.89%      14.45%     21.88%         25.70%(G)    27.88%      15.32%      22.84%      31.77%     (10.26%)
=======     =======    =======    ===========     ========    ========    ========    ========    ========

$ 4,740     $ 2,987    $   739    $         1     $563,231    $448,096    $460,114    $322,801    $264,579

  1.16%       1.21%      1.27%          1.50%(E)     0.45%       0.44%       0.49%       0.52%       0.49%
  1.19%       1.21%      6.26%      1,139.08%(E)     0.45%       0.44%       0.49%       0.52%       0.49%
  2.09%       1.70%      0.81%          1.33%(E)     2.76%       2.49%       1.97%       2.22%       1.81%
  2.05%       1.70%     (4.18%)    (1,136.25%)(E)    2.76%       2.49%       1.97%       2.22%       1.81%
    40%         37%        36%            44%(H)       40%         37%         36%         44%         43%





--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
PRIVACY POLICY
(UNAUDITED)
--------------------------------------------------------------------------------


     The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

     We may collect nonpublic personal information about you from one or more of the following sources:

     - information we receive from you on applications or other forms;

     - information about your transactions with us or our service providers; and

     - information we receive from third parties.

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.



--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
FEDERAL TAX INFORMATION
OCTOBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------


     For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended October 31, 2006, which is designated as qualifying for the dividends-received deduction was 1.1%.

     For shareholders in the Fund, the percentage of dividend income distributed for the year ended October 31, 2006, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003 was 71.8%. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

     The Fund designated a foreign tax credit of $6,806,816 and recognized foreign source income of $64,910,162.

     Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $116,196,133 as long-term capital gain dividends for the tax year ended October 31, 2006.



--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)
--------------------------------------------------------------------------------


     The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.


                                POSITION, TERM OF
                                OFFICE AND LENGTH
                                 OF TIME SERVED            PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS            WITH THE TRUST                     AND CURRENT DIRECTORSHIPS
---------------------           -----------------          -------------------------------------------


INTERESTED TRUSTEES

                                      Term

                                Lifetime of Trust
                                 until removal,
                                 resignation or
                                   retirement*

William F. Quinn** (58)            Trustee and        Chairman and CEO (2006-Present) and President (1986-
                                 President since      2006), American Beacon Advisors, Inc.; Chairman
                                      1987            (1989-2003) and Director (1979-1989, 2003-Present),
                                                      American Airlines Federal Credit Union; Director,
                                                      Crescent Real Estate Equities, Inc. (1994-Present);
                                                      Director, Pritchard, Hubble & Herr, LLC (investment
                                                      advisor) (2001-2006); Director of Investment
                                                      Committee, Southern Methodist University Endowment
                                                      Fund (1996-Present); Member, Southern Methodist
                                                      University Cox School of Business Advisory Board
                                                      (1999-2002); Member, New York Stock Exchange Pension
                                                      Manager Committee (1997-1998, 2000-2002, 2006-
                                                      Present); Vice Chairman, Committee for the
                                                      Investment of Employee Benefits (2004-Present);
                                                      Chairman, Committee for the Investment of Employee
                                                      Benefits Defined Benefit Sub-Committee (2002-2004);
                                                      Director, United Way of Metropolitan Tarrant County
                                                      (1988-2000, 2004-Present); Trustee, American Beacon
                                                      Mileage Funds (1995-Present); Trustee, American
                                                      Beacon Select Funds (1999-Present); Trustee,
                                                      American Beacon Master Trust (1995-Present).

Alan D. Feld** (69)            Trustee since 1996     Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law
                                                      firm) (1960-Present); Director, Clear Channel
                                                      Communications (1984-Present); Trustee, CenterPoint
                                                      Properties (1994-Present); Trustee, American Beacon
                                                      Mileage Funds (1996-Present); Trustee, American
                                                      Beacon Select Funds (1999-Present); Trustee,
                                                      American Beacon Master Trust (1996-Present).

NON-INTERESTED TRUSTEES
                                      Term


                                Lifetime of Trust
                                 until removal,
                                 resignation or
                                   retirement*

W. Humphrey Bogart (62)        Trustee since 2004     Consultant, New River Canada Ltd. (mutual fund
                                                      servicing company) (1998-2003); Board Member, Baylor
                                                      University Medical Center Foundation (1992-2004);
                                                      President and CEO, Allmerica Trust Company, NA
                                                      (1996-1997); President and CEO, Fidelity Investments
                                                      Southwest Company (1983-1995); Senior Vice President
                                                      of Regional Centers, Fidelity Investments (1988-
                                                      1995); Trustee, American Beacon Mileage Funds (2004-
                                                      Present); Trustee, American Beacon Select Funds
                                                      (2004-Present); Trustee, American Beacon Master
                                                      Trust (2004-Present).



--------------------------------------------------------------------------------

(UNAUDITED)
--------------------------------------------------------------------------------


                                POSITION, TERM OF
                                OFFICE AND LENGTH
                                 OF TIME SERVED            PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS            WITH THE TRUST                     AND CURRENT DIRECTORSHIPS
---------------------           -----------------          -------------------------------------------


NON-INTERESTED TRUSTEES (CONT.)


Brenda A. Cline (45)           Trustee since 2004     Executive Vice President, Chief Financial Officer,
                                                      Treasurer and Secretary, Kimbell Art Foundation
                                                      (1993-Present); Trustee, Texas Christian University
                                                      (1998-Present); Trustee, W.I. Cook Foundation, Inc.
                                                      (d/b/a Cook Children's Health Foundation) (2001-
                                                      Present); Director, Christian Church Foundation
                                                      (1999-Present); Trustee, American Beacon Mileage
                                                      Funds (2004-Present); Trustee, American Beacon
                                                      Select Funds (2004-Present); Trustee, American
                                                      Beacon Master Trust (2004-Present).

Richard A. Massman (63)        Trustee since 2004     Senior Vice President and General Counsel, Hunt
                                                      Consolidated, Inc. (holding company engaged in
                                                      energy, real estate, farming, ranching and venture
                                                      capital activities) (1994-Present); Trustee,
                                                      American Beacon Mileage Funds (2004-Present);
                                                      Trustee, American Beacon Select Funds (2004-
                                                      Present); Trustee, American Beacon Master Trust
                                                      (2004-Present).

Stephen D. O'Sullivan (71)     Trustee since 1987     Consultant (1994-Present); Trustee, American Beacon
                                                      Mileage Funds (1995-Present); Trustee, American
                                                      Beacon Select Funds (1999-Present); Trustee,
                                                      American Beacon Master Trust (1995-Present).

R. Gerald Turner (60)          Trustee since 2001     President, Southern Methodist University (1995-
225 Perkins Admin. Bldg.                              Present); Director, ChemFirst (1986-2002); Director,
Southern Methodist Univ.                              J.C. Penney Company, Inc. (1996-Present); Director,
Dallas, Texas 75275                                   California Federal Preferred Capital Corp. (2001-
                                                      2003); Director, Kronus Worldwide Inc. (chemical
                                                      manufacturing) (2003-Present); Director, First
                                                      Broadcasting Investment Partners, LLC (2003-
                                                      Present); Member, United Way of Dallas Board of
                                                      Directors; Member, Salvation Army of Dallas Board of
                                                      Directors; Member, Methodist Hospital Advisory
                                                      Board; Member, Knight Commission on Intercollegiate
                                                      Athletics; Trustee, American Beacon Mileage Funds
                                                      (2001-Present); Trustee, American Beacon Select
                                                      Funds (2001-Present); Trustee, American Beacon
                                                      Master Trust (2001-Present).

Kneeland Youngblood (50)       Trustee since 1996     Managing Partner, Pharos Capital Group, LLC (a
100 Crescent Court               Chairman since       private equity firm) (1998-Present); Director,
Suite 1740                            2005            Burger King Corporation (2004-Present); Trustee,
Dallas, Texas  75201                                  City of Dallas, Texas Employee Retirement Fund
                                                      (2004-Present); Trustee, The Hockaday School (1997-
                                                      2005); Director, Starwood Hotels and Resorts (2001-
                                                      Present); Member, Council on Foreign Relations
                                                      (1995-Present); Director, Just For the Kids (1995-
                                                      2001); Director, L&B Realty Advisors (1998-2000);
                                                      Trustee, Teachers Retirement System of Texas (1993-
                                                      1999); Director, Starwood Financial Trust (1998-
                                                      2001); Trustee, St. Mark's School of Texas (2002-
                                                      Present); Trustee, American Beacon Mileage Funds
                                                      (1996-Present); Trustee, American Beacon Select
                                                      Funds (1999-Present); Trustee, American Beacon
                                                      Master Trust (1996-Present).


--------------------------------------------------------------------------------

(UNAUDITED)
--------------------------------------------------------------------------------


                                POSITION, TERM OF
                                OFFICE AND LENGTH
                                 OF TIME SERVED            PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS            WITH THE TRUST                     AND CURRENT DIRECTORSHIPS
---------------------           -----------------          -------------------------------------------


OFFICERS

                                      Term

                                    One Year

Rosemary K. Behan (47)          VP, Secretary and     Vice President, Legal and Compliance, American
                                   Chief Legal        Beacon Advisors, Inc. (2006-Present); Assistant
                               Officer since 2006     General Counsel, First Command Financial Planning,
                                                      Inc. (2004-2006); Enforcement Attorney (2002-2004)
                                                      and Branch Chief (2000-2002); Securities and
                                                      Exchange Commission.

Brian E. Brett (46)               VP since 2004       Vice President, Director of Sales, American Beacon
                                                      Advisors, Inc. (2004-Present); Regional Vice
                                                      President, Neuberger Berman, LLC (investment
                                                      advisor) (1996-2004).

Michael W. Fields (52)            VP since 1989       Vice President, Fixed Income Investments, American
                                                      Beacon Advisors, Inc. (1988-Present).

Rebecca L. Harris (39)           Treasurer since      Vice President, Finance, American Beacon Advisors,
                                      1995            Inc. (1995-Present).

Christina E. Sears (35)         Chief Compliance      Chief Compliance Officer, American Beacon Advisors,
                               Officer since 2004     Inc. (2004-Present); Senior Compliance Analyst,
                                    and Asst.         American Beacon Advisors, Inc. (1998-2004).
                                 Secretary since
                                      1999



--------


* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust, as defined by the 1940 Act. Mr. Quinn is Chairman of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's investment advisors.



--------------------------------------------------------------------------------

                      (This page intentionally left blank)



(LIGHTHOUSE LOGO)



--------------------------------------------------------------------------------

                          (AMERICAN BEACON FUNDS LOGO)

--------------------------------------------------------------------------------

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:




               (KEYBOARD GRAPHIC)                                  (MOUSE GRAPHIC)

                   BY E-MAIL:                                     ON THE INTERNET:

       American-Beacon.Funds@ambeacon.com         Visit our website at www.americanbeaconfunds.com






--------------------------------------------------------------------------------




               (TELEPHONE GRAPHIC)                                (MAILBOX GRAPHIC)

                  BY TELEPHONE:                                       BY MAIL:
               Institutional Class                              American Beacon Funds
               Call (800) 658-5811                         4151 Amon Carter Blvd., MD 2450
                  AMR Class(SM)                                 Fort Worth, TX 76155
               Call (800) 345-2345
      PlanAhead Class(R) and Service Class
               Call (800) 388-3344





--------------------------------------------------------------------------------




AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES   AVAILABILITY OF PROXY VOTING POLICY AND RECORDS


In addition to the Schedule of Investments     A description of the policies and procedures
provided in each semi-annual and annual        that the Funds use to determine how to vote
report, each Fund files a complete schedule    proxies relating to portfolio securities is
of its portfolio holdings with the Securities  available in each Fund's Statement of Additional
and Exchange Commission ("SEC") on Form N-Q    Information, is available free of charge on the
as of the first and third fiscal quarters.     Fund's website (www.americanbeaconfunds.com) and
The Funds' Forms N-Q are available on the      by calling 1-800-967-9009 or by accessing the
SEC's website at www.sec.gov. The Forms N-Q    SEC's website at www.sec.gov. Each Fund's proxy
may also be reviewed and copied at the SEC's   voting record for the most recent year ended
Public Reference Room, 450 Fifth Street, NW,   June 30 is filed annually with the SEC on Form
Washington, DC 20549. Information regarding    N-PX. The Funds' Forms N-PX are available on the
the operation of the SEC's Public Reference    SEC's website at www.sec.gov. Each Fund's proxy
Room may be obtained by calling 1-800-SEC-     voting record may also be obtained by calling 1-
0330. A complete schedule of each Fund's       800-967-9009.
portfolio holdings is also available on the
Funds' website (www.americanbeaconfunds.com)
approximately thirty days after the end of
each month.




FUND SERVICE PROVIDERS:





 CUSTODIAN                       TRANSFER AGENT                     INDEPENDENT REGISTERED PUBLIC    DISTRIBUTOR
 STATE STREET BANK AND TRUST     BOSTON FINANCIAL DATA SERVICES     ACCOUNTING FIRM                  FORESIDE FUND SERVICES
 Boston, Massachusetts           Kansas City, Missouri              ERNST & YOUNG LLP                Portland, Maine
                                                                    Dallas, Texas




This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------
American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon International Equity Fund is a service mark of American Beacon Advisors, Inc.
                                                                        AR 10/06
                                                                          538853

    G U I D A N C E     |      V I S I O N      |      E X P E R I E N C E



[AMERICAN BEACON FUNDS LOGO]


ANNUAL REPORT

[PHOTO]


OCTOBER 31, 2006

LARGE CAP VALUE FUND

About American Beacon

--------------------------------------------------------------------------------
Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.


Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

--------------------------------------------------------------------------------





President's Message.............................   1

Market and Performance Overview.................   2


Schedule of Investments.........................   7


Additional Information.....................Back Cover




Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each advisor's strategies and the Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds                                           October 31, 2006

(BILL QUINN PICTURE)



FELLOW SHAREHOLDERS,

Iam pleased to present to you the American Beacon Large Cap Value Fund Annual Report for the twelve months ended October 31, 2006. The U.S. equity markets finished the period on a positive note due to the continued strong performance of the economy, lower oil prices, and the Federal Reserve taking a neutral policy on interest rates. The S&P 500(R) and Dow Jones Industrial Average indices reported one-year returns of 16.34% and 18.47%, respectively, as of October 31, 2006.

     During very strong markets, value investors often have a hard time competing against the broad market benchmarks. However, the American Beacon Large Cap Value Fund-Institutional Class recorded a total return of 18.69% for its fiscal year, beating its peer group, the Lipper Large-Cap Value Funds Index, and the S&P 500 Index. More importantly, the Fund's performance exceeded that of its peer group for the three, five, and ten years ended October 31, 2006.

     Please review the enclosed market overviews, portfolio listings, and detailed financial data. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Large Cap Value Fund.

                                   Sincerely,

                                    -s- William F. Quinn

                                   William F. Quinn
                                   President, American Beacon Funds

DOMESTIC EQUITY MARKET OVERVIEW
OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


The U.S. stock market proved resilient in the final two months of 2005, posting mid-single digit total returns despite events in early 2005 of geopolitical tensions, rising interest rates, soaring oil prices, and a devastating hurricane. Continued expansion in the manufacturing sector, heightened productivity, and employment gains contributed to solid results and helped the year end on a positive note.

     The stock market continued its fourth quarter 2005 rally into the first quarter of 2006, even in the face of more rate increases by the Federal Reserve. The gains were due in large part to continued growth in the industrial economy, modest unemployment, and minimal inflation. Furthermore, value stocks in the Russell indices outpaced their growth counterparts in the first quarter, as they have over the past few years. With regard to size, small cap stocks performed the best, followed by mid-caps, with large cap issues bringing up the rear for the first quarter as well as the trailing one-, three- and five-year periods. While nine of the ten economic sectors in the S&P 500 Index advanced, sector performance varied widely in the first quarter, with more than 15 percentage points separating the leader from the laggard. Telecommunication Services and Energy posted the largest gains, with total returns of 14.5% and 9.1%, respectively. At the opposite end of the spectrum was the Utilities sector at - 1.2%.

     During the second quarter of 2006, several key U.S. stock market indices, including the S&P 500 Index and the Nasdaq Composite, declined. While economic and earnings growth remained strong, concerns about inflation and the direction of monetary policy under the leadership of new Federal Reserve Chairman Ben Bernanke pressured equity prices. The Federal Reserve raised short-term interest rates in May and again in June, but stocks rallied late in the quarter on expectations that the end of the tightening cycle was near. As measured by various Russell indices, value stocks again outperformed growth stocks in the second quarter, while large cap equities outpaced their midcap and small cap counterparts, as is often the case in a down market. Investors also preferred defensive stocks in the weak market environment, and Utilities, Energy, and Consumer Staples were the only sectors in the S&P 500 Index to advance during the second quarter. Negative market sentiment took its toll on the more volatile Information Technology sector, which was the S&P 500 Index's worst performer.

     In the third quarter of 2006, the U.S. stock market indices rebounded. Equity investors set aside concerns about the effects of a slowing housing market, auto industry turmoil, and a heightened homeland security alert. After 17 increases in interest rates over the past two-plus years, the Federal Reserve held interest rates steady at both of its rate-setting meetings during the quarter. This pause, combined with moderate economic growth and strong corporate earnings, contributed to a stock market rally. As had been the case in recent quarters, value stocks outperformed their growth counterparts within the Russell universe during the third quarter. Large cap issues outperformed smaller and mid-cap companies, but continue to lag over the three-, five- and ten-year periods. In a reversal of the second quarter, seven of the ten sectors in the S&P 500 Index provided a positive total return during the third quarter. After performing well over the previous quarter, the Energy sector declined, reflecting the sharp decline in commodity energy prices in September. Telecommunication Services and Health Care rebounded sharply during the third quarter, as both sectors advanced more than 10%.

     The U.S. stock market posted low- to mid-single-digit gains in October 2006. Overall, growth stocks narrowly outperformed their value counterparts during the month. In general, stock performance was inversely related to size, as small cap stocks were the strongest performers, followed by mid-caps, with large cap issues trailing the pack. All ten economic sectors in the S&P 500 Index advanced in October. Both the Consumer Discretionary and Materials sectors posted total returns in excess of 6%, while Health Care was the laggard, gaining just 0.5% for the month.

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP VALUE FUNDSM
OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------



     The Institutional Class of the Large Cap Value Fund returned 18.69% for the twelve months ended October 31, 2006. The Fund trailed the Linked S&P 500/Citigroup Value Index ("Index") return of 20.93%, but outperformed the Lipper Large-Cap Value Funds Index return of 18.41%.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 10/31/96 THROUGH 10/31/06



                               (PERFORMANCE GRAPH)


                                       LIPPER LARGE-CAP   S&P 500   500/CITIGROUP VALUE
                 INSTITUTIONAL CLASS      VALUE FUNDS      INDEX           INDEX
                 -------------------   ----------------   -------   -------------------


10/96                   10000                10000         10000           10000
10/97                   12805                12956         13211           12970
10/98                   13609                14660         16116           14493
10/99                   13843                17139         20253           17248
10/00                   14509                18153         21487           18917
10/01                   14188                15300         16136           15433
10/02                   12652                13115         13698           12997
10/03                   16106                15815         16547           16223
10/04                   19100                17675         18106           18569
10/05                   22278                19434         19685           20458
10/06                   26442                23011         22902           24740






                                                                ANNUALIZED TOTAL RETURNS
                                                          ------------------------------------
                                                                                                  VALUE OF
                                                                 PERIODS ENDED 10/31/06           $10,000
                                                          ------------------------------------   10/31/96-
                                                            1 YEAR       5 YEARS     10 YEARS     10/31/06
                                                          ----------   ----------   ----------  -----------


Institutional Class(1).................................     18.69%       13.26%       10.21%      $26,442
PlanAhead Class(1).....................................     18.44%       12.96%        9.91%      $25,715
Service Class(1,2).....................................     18.18%       12.87%        9.86%      $25,621
AMR Class(1)...........................................     19.08%       13.56%       10.50%      $27,144
Lipper Large-Cap Value Funds Index(3)..................     18.41%        8.51%        8.69%      $23,011
S&P 500 Index(3).......................................     16.34%        7.26%        8.64%      $22,902
Linked S&P 500/Citigroup Value Index(3)................     20.93%        9.90%        9.48%      $24,740


1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be higher or lower than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the five-year and ten-year periods represents the total returns achieved by the PlanAhead Class from 10/31/96 up to 6/1/05, the inception date of the Service Class, and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the PlanAhead Class. Therefore, total returns shown may be higher than they would have been had the Service Class been in existence since 10/31/96.

3. The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The Linked S&P 500/Citigroup Value Index represents returns of the S&P 500/Barra Value Index ("Barra Index") up to 10/31/05 and the S&P 500/Citigroup Value Style Index ("Citigroup Index") thereafter. The Barra Index is a market value weighted index of stocks with book-to-price ratios in the top 50% of the S&P 500 Index. The Citigroup Index is a market value weighted index of stocks in the S&P 500 that score highest based on an average of book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio, and dividend yield, representing 50% of the total market value of the S&P 500. The Lipper Large-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

     The Fund underperformed the Index primarily through stock selection and to a lesser extent through sector allocation.

     From a stock selection standpoint, the Fund had poor stock selection in the Financials, Consumer Discretionary and Energy sectors. The companies with the greatest impact in the Financials sector were SLM (down 10.8%) and Mitsubishi UFJ Financial (up 0.9%). In the Consumer Discretionary sector, Centex (down 18.5%), Pulte Homes (down 17.6%) and Home Depot (down 11.0%) were the largest detractors. In the Energy sector, ConocoPhillips (down 5.7%), BP (up 2.0%) and Devon Energy (up 11.5%) were responsible for all of the underperformance. Positive stock selection in Consumer Staples, mostly in Archer Daniels Midland (up 59.8%) and UST (up 36.3%), and in Information Technology, primarily through Oracle Systems (up 46.9%) and Apple Computer (up 40.8%), added relative value versus the Index but not enough to offset the negative impact from the Financials, Consumer Discretionary, and Energy sectors.

     Sector weightings detracted modest value during the period. The Fund's underweight in the Telecommunication Services sector, the best performing sector of the Index, was responsible for most of the Fund's underperformance through sector allocation.

     The sub-advisors continue to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the long-term.

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP VALUE FUND(SM) -- CONTINUED
OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


TOP TEN HOLDINGS


                                          % OF
                                       NET ASSETS
                                       ----------


ConocoPhillips                            2.8%
Bank of America Corp.                     2.1%
JP Morgan Chase & Co.                     2.1%
Citigroup, Inc.                           1.9%
International Business Machines
  Corp.                                   1.6%
Verizon Communications, Inc.              1.5%
Pfizer, Inc.                              1.4%
Altria Group, Inc.                        1.4%
Exelon Corp.                              1.4%
Diageo plc                                1.3%


SECTOR ALLOCATION


                                          % OF
                                        EQUITIES
                                        --------


Financials                                25.8%
Industrials                               12.1%
Consumer Discretionary                    11.1%
Consumer Staples                          10.3%
Information Technology                    10.0%
Health Care                               10.0%
Energy                                     7.6%
Telecommunication Services                 4.5%
Utilities                                  4.5%
Materials                                  4.1%


FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2006 through October 31, 2006.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP VALUE FUND(SM) -- CONTINUED
OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------



                          BEGINNING    ENDING
                           ACCOUNT    ACCOUNT    EXPENSES PAID
                            VALUE      VALUE     DURING PERIOD*
                            5/1/06    10/31/06  5/1/06-10/31/06
                          ---------  ---------  ---------------


INSTITUTIONAL CLASS
Actual                    $1,000.00  $1,058.80       $3.13
Hypothetical              $1,000.00  $1,022.17       $3.07
  (5% return before expenses)
PLANAHEAD CLASS
Actual                    $1,000.00  $1,057.67       $4.39
Hypothetical              $1,000.00  $1,020.94       $4.31
  (5% return before expenses)
SERVICE CLASS
Actual                    $1,000.00  $1,056.46       $5.65
Hypothetical              $1,000.00  $1,019.71       $5.55
  (5% return before expenses)
AMR CLASS
Actual                    $1,000.00  $1,060.81       $1.76
Hypothetical              $1,000.00  $1,023.50       $1.73
  (5% return before expenses)


* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.60%, 0.85%, 1.09% and 0.34% for the Institutional, PlanAhead, Service, and AMR Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON LARGE CAP VALUE FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


To the Shareholders and Board of Trustees of American Beacon Large Cap Value Fund:

     We have audited the accompanying statement of assets and liabilities of American Beacon Large Cap Value Fund (a portfolio of American Beacon Funds) (the "Fund"), including the schedule of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Large Cap Value Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        -s- Ernst & Young LLP


Dallas, TX
December 28, 2006








                             See accompanying notes

--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2006
--------------------------------------------------------------------------------

                                                              SHARES           VALUE
                                                           ------------     ------------
                                                               (DOLLARS IN THOUSANDS)
COMMON STOCKS - 93.72%
CONSUMER DISCRETIONARY - 10.37%
 AUTO COMPONENTS - 0.13%
  Magna International, Inc. ..........................           79,900     $      5,976
                                                                            ------------
 HOTELS, RESTAURANTS & LEISURE - 1.24%
  Carnival Corp. .....................................          630,700           30,791
  Harrah's Entertainment, Inc. .......................          147,100           10,934
  McDonald's Corp. ...................................           84,400            3,538
  Wyndham Worldwide Corp. /\ .........................          191,660            5,654
  Yum! Brands, Inc. ..................................          105,700            6,285
                                                                            ------------
                                                                                  57,202
                                                                            ------------
 HOUSEHOLD DURABLES - 2.17%
  Centex Corp. + .....................................          496,700           25,978
  Fortune Brands, Inc. ...............................          272,700           20,984
  Koninklijke (Royal) Philips Electronics NV .........          232,966            8,114
  Matsushita Electric Industrial Co. Ltd., ADR .......        1,200,000           24,960
  Newell Rubbermaid, Inc. + ..........................          231,700            6,668
  Pulte Homes, Inc. ..................................          426,200           13,208
                                                                            ------------
                                                                                  99,912
                                                                            ------------
 LEISURE EQUIPMENT & PRODUCTS - 0.28%
  Mattel, Inc. .......................................          573,700           12,983
                                                                            ------------
 MEDIA - 3.54%
  CBS Corp. ..........................................          426,800           12,352
  Clear Channel Communications, Inc. .................          735,000           25,615
  The Interpublic Group of Companies, Inc. /\ + ......        1,220,200           13,312
  Time Warner, Inc. ..................................        1,607,000           32,156
  The Walt Disney Company Ltd. .......................        1,647,500           51,830
  Warner Music Group Corp. ...........................        1,080,000           28,004
                                                                            ------------
                                                                                 163,269
                                                                            ------------
 MULTILINE RETAIL - 1.96%
  Federated Department Stores, Inc. ..................          590,112           25,912
  J.C. Penney Company, Inc. + ........................          510,000           38,367
  Target Corp. .......................................          330,400           19,553
  Wal-Mart Stores, Inc. ..............................          134,400            6,623
                                                                            ------------
                                                                                  90,455
                                                                            ------------
 SPECIALTY RETAIL - 0.73%
  The Home Depot, Inc. ...............................          903,900           33,743
                                                                            ------------
 TEXTILES & APPAREL - 0.32%
  Liz Claiborne, Inc. ................................          345,000           14,549
                                                                            ------------
 TOTAL CONSUMER DISCRETIONARY                                                    478,089
                                                                            ------------
CONSUMER STAPLES - 9.62%
 BEVERAGES - 1.44%
  Constellation Brands, Inc. /\ ......................          155,800            4,283

                                                              SHARES           VALUE
                                                           ------------     ------------
                                                              (DOLLARS IN THOUSANDS)
  Diageo plc, ADR ....................................          833,300     $     62,056
                                                                            ------------
                                                                                  66,339
                                                                            ------------
 FOOD & DRUG RETAILING - 1.00%
  Safeway, Inc. ......................................          305,500            8,969
  Sysco Corp. ........................................        1,060,000           37,079
                                                                            ------------
                                                                                  46,048
                                                                            ------------
 FOOD PRODUCTS - 2.82%
  Archer-Daniels-Midland Co. .........................        1,082,700           41,684
  ConAgra Foods, Inc. ................................        1,201,300           31,414
  General Mills, Inc. ................................          219,100           12,449
  Kellogg Co. ........................................          590,000           29,683
  Sara Lee Corp. .....................................          153,200            2,620
  Unilever plc, ADR + ................................          508,500           12,346
                                                                            ------------
                                                                                 130,196
                                                                            ------------
 PERSONAL PRODUCTS - 0.43%
  L'Oreal SA, ADR ....................................        1,026,000           19,853
                                                                            ------------
 TOBACCO - 3.93%
  Altria Group, Inc. .................................          774,800           63,014
  Gallaher Group plc, ADR + ..........................          107,500            7,322
  Imperial Tobacco Group plc, ADR + ..................          741,500           52,899
  UST, Inc. + ........................................        1,080,100           57,850
                                                                            ------------
                                                                                 181,085
                                                                            ------------
 TOTAL CONSUMER STAPLES                                                          443,521
                                                                            ------------
ENERGY - 7.13%
 ENERGY EQUIPMENT & SERVICES - 0.71%
  Weatherford International Ltd. /\ ..................          792,000           32,536
                                                                            ------------
 OIL & GAS - 6.42%
  Chevron Corp. ......................................          532,462           35,782
  ConocoPhillips .....................................        2,143,696          129,136
  Devon Energy Corp. .................................          614,100           41,046
  Duke Energy Corp. ..................................        1,421,800           44,986
  Occidental Petroleum Corp. .........................          816,700           38,336
  Petro-Canada + .....................................          124,700            5,311
  Sunoco, Inc. .......................................           21,600            1,428
                                                                            ------------
                                                                                 296,025
                                                                            ------------
 TOTAL ENERGY                                                                    328,561
                                                                            ------------
FINANCIALS - 24.23%
 BANKS - 6.04%
  Bank of America Corp. ..............................        1,832,278           98,705
  Comerica, Inc. .....................................          109,500            6,372
  First Horizon National Corp. + .....................          312,900           12,303
  KeyCorp .............................................         271,600           10,087
  SunTrust Banks, Inc. ................................         112,200            8,863
  U.S. Bancorp ........................................         704,660           23,846



                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

                                                              SHARES            VALUE
                                                           ------------     ------------
                                                              (DOLLARS IN THOUSANDS)

  UnionBanCal Corp. ..................................           51,800     $      2,983
  Wachovia Corp. .....................................          440,100           24,425
  Washington Mutual, Inc. + ..........................          824,900           34,893
  Wells Fargo & Co. ..................................        1,537,100           55,781
                                                                            ------------
                                                                                 278,258
                                                                            ------------
 DIVERSIFIED FINANCIALS - 10.03%
  The Bear Stearns Cos, Inc. .........................          117,600           17,799
  Capital One Financial Corp. ........................          264,400           20,975
  The Charles Schwab Corp. ...........................        2,163,000           39,410
  Citigroup, Inc. ....................................        1,737,538           87,155
  Federal Home Loan Mortgage Corp. ...................          293,600           20,255
  Federal National Mortgage Association ..............          218,200           12,931
  The Goldman Sachs Group, Inc. ......................           77,500           14,709
  JP Morgan Chase & Co. ..............................        2,072,798           98,334
  Merrill Lynch & Co., Inc. ..........................          263,200           23,009
  Mitsubishi UFJ Financial Group, Inc., ADR ..........        2,520,000           32,130
  Morgan Stanley Dean Witter & Co. ...................          748,900           57,238
  SLM Corp. ..........................................          783,700           38,150
                                                                            ------------
                                                                                 462,095
                                                                            ------------
 INSURANCE - 7.83%
  ACE Ltd. ...........................................          475,900           27,245
  Aflac, Inc. ........................................          670,000           30,096
  The Allstate Corp. .................................          568,728           34,897
  American International Group, Inc. .................          891,200           59,862
  AON Corp. ..........................................          155,600            5,413
  Assurant, Inc. .....................................          111,000            5,845
  The Chubb Corp. ....................................          610,000           32,422
  Conseco, Inc. /\ ...................................          315,000            6,407
  Genworth Financial, Inc. ...........................          501,500           16,770
  The Hartford Financial Services Group, Inc. ........           35,700            3,112
  MetLife, Inc. ......................................          597,500           34,135
  MGIC Investment Corp. ..............................          284,300           16,706
  Prudential Financial, Inc. .........................           61,400            4,724
  The St. Paul Travelers Companies, Inc. .............          720,400           36,834
  UnumProvident Corp. ................................          443,900            8,780
  XL Capital Ltd. ....................................          537,100           37,893
                                                                            ------------
                                                                                 361,141
                                                                            ------------
 REAL ESTATE - 0.33%
  Realogy Corp. /\ + .................................          271,625            7,002
  The St. Joe Co. + ..................................          152,000            8,175
                                                                            ------------
                                                                                  15,177
                                                                            ------------
 TOTAL FINANCIALS                                                              1,116,671
                                                                            ------------
HEALTH CARE - 9.39%
 HEALTH CARE EQUIPMENT & SUPPLIES - 2.09%
  Baxter International, Inc. .........................        1,324,700           60,896
  C.R. Bard, Inc. ....................................          430,000           35,243
                                                                            ------------
                                                                                  96,139
                                                                            ------------

                                                              SHARES           VALUE
                                                           ------------     ------------
                                                               (DOLLARS IN THOUSANDS)
 HEALTH CARE PROVIDERS & SERVICES - 2.46%
  Cigna Corp. ........................................          191,900     $     22,449
  Community Health Systems, Inc. /\ ..................          830,000           26,934
  HCA, Inc. + ........................................          202,600           10,235
  Tenet Healthcare Corp. /\ + ........................          815,200            5,755
  UnitedHealth Group, Inc. ...........................          174,300            8,502
  WellPoint, Inc. /\ .................................          520,300           39,709
                                                                            ------------
                                                                                 113,584
                                                                            ------------
 PHARMACEUTICALS - 4.84%
  AstraZeneca PLC, ADR ...............................          576,900           33,864
  Bristol-Myers Squibb Co. ...........................        1,682,500           41,642
  Eli Lilly & Co. ....................................           62,100            3,478
  Johnson & Johnson ..................................          134,200            9,045
  Merck & Co., Inc. ..................................          194,500            8,834
  Pfizer, Inc. .......................................        2,457,700           65,498
  Schering-Plough Corp. ..............................          590,800           13,081
  Wyeth ..............................................          935,000           47,713
                                                                            ------------
                                                                                 223,155
                                                                            ------------
 TOTAL HEALTH CARE                                                               432,878
                                                                            ------------
INDUSTRIALS - 11.33%
 AEROSPACE & DEFENSE - 3.19%
  The Boeing Co. .....................................          751,300           59,999
  Lockheed Martin Corp. ..............................          101,900            8,858
  Northrop Grumman Corp. .............................          531,200           35,266
  Raytheon Co. .......................................          473,800           23,666
  United Technologies Corp. ..........................          292,200           19,204
                                                                            ------------
                                                                                 146,993
                                                                            ------------
 AIR FREIGHT & COURIERS - 0.18%
  FedEx Corp. ........................................           71,200            8,155
                                                                            ------------
 COMMERCIAL SERVICES & SUPPLIES - 0.46%
  Mastercard, Inc. + .................................          154,000           11,412
  Waste Management, Inc. .............................          260,465            9,762
                                                                            ------------
                                                                                  21,174
                                                                            ------------
 ELECTRICAL EQUIPMENT - 0.67%
  American Power Conversion Corp. + ..................        1,018,300           30,783
                                                                            ------------
 INDUSTRIAL CONGLOMERATES - 3.41%
  3M Co. .............................................          186,200           14,680
  General Electric Co. ...............................        1,378,900           48,413
  Honeywell International, Inc. ......................        1,174,100           49,453
  Textron, Inc. ......................................          178,400           16,222
  Tyco International Ltd. ............................          962,600           28,330
                                                                            ------------
                                                                                 157,098
                                                                            ------------
 MACHINERY - 2.71%
  Caterpillar, Inc. ..................................          326,500           19,822
  Deere & Co. ........................................          370,000           31,498



                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

                                                             SHARES            VALUE
                                                           ------------     ------------
                                                              (DOLLARS IN THOUSANDS)
  Flowserve Corp. /\ .................................          222,300     $     11,782
  Illinois Tool Works, Inc. ..........................          791,800           37,951
  ITT Industries, Inc. ...............................          440,500           23,959
                                                                            ------------
                                                                                 125,012
                                                                            ------------
 RENTAL AUTO/EQUIPMENT - 0.04%
  Avis Budget Group, Inc. ............................           95,830            1,896
                                                                            ------------
 TRANSPORTATION INFRASTRUCTURE - 0.67%
  Burlington Northern Santa Fe Corp. .................          401,200           31,105
                                                                            ------------
 TOTAL INDUSTRIALS                                                               522,216
                                                                            ------------
INFORMATION TECHNOLOGY - 9.42%
 COMMUNICATIONS EQUIPMENT - 1.19%
  Lucent Technologies, Inc. /\ .......................        1,955,000            4,751
  Nokia Corp., ADR ...................................        2,520,400           50,105
                                                                            ------------
                                                                                  54,856
                                                                            ------------
 COMPUTERS & PERIPHERALS - 3.66%
  Apple Computer, Inc. /\ ............................          574,000           46,540
  Hewlett-Packard Co. ................................        1,228,500           47,592
  International Business Machines Corp. ..............          806,500           74,464
                                                                            ------------
                                                                                 168,596
                                                                            ------------
 ELECTRICAL EQUIPMENT - 0.58%
  Molex, Inc. ........................................          139,000            4,851
  Molex, Inc., Class A Shares ........................          745,100           22,018
                                                                            ------------
                                                                                  26,869
                                                                            ------------
 IT CONSULTING & SERVICES - 0.85%
  Computer Sciences Corp. /\ + .......................          122,900            6,495
  Electronic Data Systems Corp. ......................        1,279,500           32,410
                                                                            ------------
                                                                                  38,905
                                                                            ------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.88%
  Intel Corp. ........................................          551,000           11,758
  Texas Instruments, Inc. ............................          947,000           28,581
                                                                            ------------
                                                                                  40,339
                                                                            ------------
 SOFTWARE - 2.26%
  Autodesk, Inc. .....................................          174,000            6,394
  BMC Software, Inc. /\ ..............................          215,400            6,529
  CA, Inc. ...........................................        1,314,503           32,547
  Microsoft Corp. ....................................          819,700           23,534
  Oracle Corp. /\ ....................................        1,911,000           35,296
                                                                            ------------
                                                                                 104,300
                                                                            ------------
 TOTAL INFORMATION TECHNOLOGY                                                    433,865
                                                                            ------------
MATERIALS - 3.83%
 CHEMICALS - 2.53%
  Air Products & Chemicals, Inc. .....................          630,600           43,934
  Dow Chemical Co. ...................................          234,900            9,582
  E. I. du Pont de Nemours & Co. .....................          258,200           11,825

                                                              SHARES           VALUE
                                                           ------------     ------------
                                                              (DOLLARS IN THOUSANDS)

  Lyondell Chemical Co. ..............................        1,019,300     $     26,165
  The Mosaic Co. /\ + ................................          723,800           13,549
  PPG Industries, Inc. ...............................          166,500           11,389
  Tronox, Inc. + .....................................           16,572              217
                                                                            ------------
                                                                                 116,661
                                                                            ------------
 METALS & MINING - 0.47%
  Alcoa, Inc. ........................................          754,568           21,815
                                                                            ------------
 PAPER & FOREST PRODUCTS - 0.83%
  Sappi Ltd., ADR + ..................................          355,400            5,032
  Weyerhaeuser Co. ...................................          519,100           33,010
                                                                            ------------
                                                                                  38,042
                                                                            ------------
 TOTAL MATERIALS                                                                 176,518
                                                                            ------------
TELECOMMUNICATION SERVICES - 4.20%
 DIVERSIFIED TELECOMMUNICATION - 4.20%
  AT&T, Inc. .........................................        1,656,500           56,735
  BellSouth Corp. ....................................        1,044,200           47,093
  Verizon Communications, Inc. .......................        1,833,146           67,826
  Vodafone Group plc, ADR + ..........................          852,749           22,044
                                                                            ------------
 TOTAL TELECOMMUNICATION SERVICES                                                193,698
                                                                            ------------
UTILITIES - 4.20%
 ELECTRIC UTILITIES - 4.20%
  CenterPoint Energy, Inc. + .........................          938,900           14,534
  Dominion Resources, Inc. ...........................          170,700           13,825
  DTE Energy Co. .....................................          314,000           14,265
  Entergy Corp. ......................................          473,800           40,666
  Exelon Corp. .......................................        1,009,400           62,563
  FPL Group, Inc. + ..................................          826,500           42,152
  Public Service Enterprise Group, Inc. ..............           91,400            5,580
                                                                            ------------
 TOTAL UTILITIES                                                                 193,585
                                                                            ------------
 TOTAL COMMON STOCKS                                                           4,319,602
                                                                            ------------
 SHORT TERM INVESTMENTS - 6.79%
  American Beacon Money Market Select
    Fund ++ ..........................................      293,665,902          293,666

                                                               PAR
                                                              AMOUNT
                                                           ------------
  U.S. Treasury Bill,
    4.90%, Due 12/7/2006 # ...........................     $     19,420           19,326
                                                                            ------------
 TOTAL SHORT TERM INVESTMENTS                                                    312,992
                                                                            ------------
                                                              SHARES
                                                           ------------
 SECURITIES LENDING COLLATERAL - 4.62%
  American Beacon Cash Plus Trust ++ .................      146,601,118          146,601




                             See accompanying notes
--------------------------------------------------------------------------------

 AMERICAN BEACON LARGE CAP VALUE FUND
 SCHEDULE OF INVESTMENTS - CONTINUED
 October 31, 2006

                                                             SHARES            VALUE
                                                           ------------     ------------
                                                               (DOLLARS IN THOUSANDS)

  American Beacon Money Market Select
    Fund ++ ..........................................     $ 66,442,606     $     66,443
                                                                            ------------
 TOTAL SECURITIES LENDING COLLATERAL                                             213,044
                                                                            ------------
TOTAL INVESTMENTS 105.13% - (COST $4,301,049)                                  4,845,638
LIABILITIES, NET OF OTHER ASSETS - (5.13%)                                      (236,422)
                                                                            ------------
TOTAL NET ASSETS - 100.00%                                                  $  4,609,216
                                                                            ============


      Percentages are stated as a percent of net assets.

/\    Non-income producing security.

+     All or a portion of this security is on loan at October 31, 2006.

++    The Fund/Trust is affiliated by having the same investment advisor.

# At October 31, 2006, security pledged as collateral for open futures contracts.


FUTURES CONTRACTS
 (DOLLARS IN THOUSANDS)

                                                                                                                UNREALIZED
                                                      NUMBER OF               EXPIRATION         MARKET        APPRECIATION/
                                                      CONTRACTS                  DATE             VALUE       (DEPRECIATION)
                                                      ---------               ----------       -----------    --------------
Emini S&P 500 Index ........................            4,536                  Dec 2006        $   313,710    $        5,618
                                                                                               ===========    ==============



                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2006 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
--------------------------------------------------------------------------------




ASSETS:
     Investments in unaffiliated securities, at value(A C)................   $  4,338,928
     Investments in affiliated securities, at value(B)....................        506,710
     Receivable for investments sold......................................            896
     Dividends and interest receivable....................................          6,010
     Receivable for fund shares sold......................................         50,993
     Prepaid expenses.....................................................             83
                                                                             ------------
          TOTAL ASSETS....................................................      4,903,620
                                                                             ------------
LIABILITIES:
     Payable for investments purchased....................................         75,175
     Payable upon return of securities loaned.............................        213,044
     Payable for fund shares redeemed.....................................          1,611
     Payable for variation margin on open futures contracts...............              8
     Management and investment advisory fees payable (Note 2).............          2,745
     Administrative service and service fees payable......................          1,223
     Other liabilities....................................................            598
                                                                             ------------
          TOTAL LIABILITIES...............................................        294,404
                                                                             ------------
NET ASSETS................................................................   $  4,609,216
                                                                             ============
ANALYSIS OF NET ASSETS:
     Paid-in-capital......................................................      3,904,928
     Undistributed net investment income..................................         42,693
     Accumulated net realized gain (loss).................................        111,388
     Unrealized appreciation (depreciation) of investments, futures
       contracts and foreign currency.....................................        550,207
                                                                             ------------
NET ASSETS................................................................   $  4,609,216
                                                                             ============
SHARES OUTSTANDING (NO PAR VALUE):
     Institutional Class..................................................     40,331,788
                                                                             ============
     PlanAhead Class......................................................    113,725,498
                                                                             ============
     Service Class........................................................      1,726,022
                                                                             ============
     AMR Class............................................................     43,526,964
                                                                             ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
     Institutional Class..................................................   $      23.77
                                                                             ============
     PlanAhead Class......................................................   $      22.74
                                                                             ============
     Service Class........................................................   $      22.64
                                                                             ============
     AMR Class............................................................   $      23.55
                                                                             ============

--------

(A) Cost of investments in unaffiliated securities........................   $  3,794,339
(B) Cost of investments in affiliated securities..........................        506,710
(C) Market value of securities on loan....................................        207,695




                             See accompanying notes

--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2006 (IN THOUSANDS)
--------------------------------------------------------------------------------




INVESTMENT INCOME:
     Dividend income from unaffiliated securities (net of foreign taxes)*...   $ 60,042
     Dividend income from affiliated securities.............................     10,860
     Interest income........................................................        748
     Income derived from securities lending, net............................        210
                                                                               --------
          TOTAL INVESTMENT INCOME...........................................     71,860
                                                                               --------
EXPENSES:
     Management and investment advisory fees (Note 2).......................      8,281
     Administrative service fees (Note 2):
       Institutional Class..................................................      1,352
       PlanAhead Class......................................................      3,675
       Service Class........................................................         59
     Transfer agent fees:
       Institutional Class..................................................         77
       PlanAhead Class......................................................        132
       Service Class........................................................          1
       AMR Class............................................................         29
     Custody and fund accounting fees.......................................        437
     Professional fees......................................................         83
     Registration fees and expenses.........................................        338
     Service fees:
       PlanAhead Class (Note 2).............................................      3,675
       Service Class (Note 2)...............................................         59
     Distribution fees -- Service Class (Note 2)............................         59
     Prospectus and shareholder reports.....................................        286
     Other expenses.........................................................        378
                                                                               --------
          TOTAL EXPENSES....................................................     18,921
                                                                               --------
NET INVESTMENT INCOME.......................................................     52,939
                                                                               --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain from:
       Investments..........................................................    107,323
       Commission recapture (Note 1)........................................        368
       Futures contracts....................................................     13,973
     Change in net unrealized appreciation or depreciation of:
       Investments..........................................................    332,339
       Futures contracts....................................................      6,789
                                                                               --------
          NET GAIN (LOSS) ON INVESTMENTS....................................    460,792
                                                                               --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................   $513,731
                                                                               ========
     * Foreign taxes........................................................   $    182




                             See accompanying notes

--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------



                                                      YEAR ENDED     YEAR ENDED
                                                     OCTOBER 31,    OCTOBER 31,
                                                         2006           2005
                                                     -----------    -----------


INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income........................    $   52,939     $   20,301
     Net realized gain (loss) on investments,
       futures contracts, and foreign currency
       transactions...............................       121,664         73,494
     Change in net unrealized appreciation or
       depreciation of investments, futures
       contracts, and foreign currency
       translations...............................       339,128         61,431
                                                      ----------     ----------

          NET INCREASE IN NET ASSETS RESULTING
            FROM OPERATIONS.......................       513,731        155,226
                                                      ----------     ----------

DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income:
       Institutional Class........................        (2,811)          (909)
       PlanAhead Class............................        (9,026)        (1,111)
       Service Class..............................          (183)            --
       AMR Class..................................       (12,219)       (11,555)
     Net realized gain on investments:
       Institutional Class........................        (8,282)            --
       PlanAhead Class............................       (28,149)            --
       Service Class..............................          (544)            --
       AMR Class..................................       (32,018)            --
                                                      ----------     ----------
          NET DISTRIBUTIONS TO SHAREHOLDERS.......       (93,232)       (13,575)
                                                      ----------     ----------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from sales of shares................     3,041,055        936,214
     Reinvestment of dividends and distributions..        88,860         13,156
     Cost of shares redeemed......................      (528,489)      (299,876)
                                                      ----------     ----------
          NET INCREASE (DECREASE) IN NET ASSETS
            FROM CAPITAL SHARE TRANSACTIONS.......     2,601,426        649,494
                                                      ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS.............     3,021,925        791,145
                                                      ----------     ----------
NET ASSETS:
     Beginning of period..........................     1,587,291        796,146
                                                      ----------     ----------
     END OF PERIOD*...............................    $4,609,216     $1,587,291
                                                      ==========     ==========
     * Includes undistributed net investment
       income (loss) of...........................    $   42,693     $   14,208
                                                      ==========     ==========





                             See accompanying notes

--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2006
--------------------------------------------------------------------------------


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Large Cap Value Fund (the "Fund"), a series of the Trust.

     American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

  Class Disclosure

     The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:


CLASS:                                     OFFERED TO:                          SERVICE AND DISTRIBUTION FEES:
------                                     -----------                          ------------------------------


INSTITUTIONAL CLASS   Investors making an initial investment of $2 million   Administrative Service Fee --  0.25%

PLANAHEAD CLASS       General public and investors investing through an      Administrative Service Fee --  0.25%
                      intermediary                                                          Service Fee --  0.25%

SERVICE CLASS         Investors investing through an intermediary            Administrative Service Fee --  0.25%
                                                                                            Service Fee --  0.25%
                                                                                       Distribution Fee --  0.25%

AMR CLASS             Investors in the tax-exempt retirement and benefit                                      N/A
                      plans of AMR Corporation and its affiliates


  Security Valuation

     Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

     Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the "Board").

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.




--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
OCTOBER 31, 2006

--------------------------------------------------------------------------------


     The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

     Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

  Futures Contracts

     Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Fund reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

  Dividends to Shareholders

     Dividends from net investment income of the Fund normally will be declared and paid annually. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

  Commission Recapture

     The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund's investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund's Statement of Operations.

  Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.




--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
OCTOBER 31, 2006

--------------------------------------------------------------------------------


  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Recently Issued Accounting Pronouncements

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

     In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2006, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management and securities lending services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. Management fees paid during the year ended October 31, 2006 were as follows (dollars in thousands):


                               AMOUNTS PAID    NET AMOUNTS
 MANAGEMENT     MANAGEMENT    TO INVESTMENT    RETAINED BY
  FEE RATE          FEE          ADVISORS        MANAGER
------------    ----------    -------------    -----------


0.225%-0.70%      $8,281          $5,377          $2,904






--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
OCTOBER 31, 2006

--------------------------------------------------------------------------------


     As compensation for services provided by the Manager in connection with securities lending activities, the Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. During the year ended October 31, 2006, securities lending fees totaling $31,495 were paid to the Manager by the Fund. This fee is netted against securities lending income in the Statement of Operations.

  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative and management services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of the Fund.

  Distribution Plans

     The Trust, except for the Service Class of the Fund, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

     A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Fund. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

  Service Plans

     The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.25% of the average daily net assets of the PlanAhead and Service Classes of the Fund.

  Investment in Affiliated Funds

     The Fund is permitted, pursuant to an exemptive order by the Securities and Exchange Commission ("SEC") and procedures approved by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"). Cash collateral received by the Fund in connection with securities lending may be invested in the Select Fund and the American Beacon Cash Plus Trust (the "Cash Trust"). The Fund, the Select Fund and the Cash Trust (collectively, the "Affiliated Funds") have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Affiliated Funds and receives from each Affiliated Fund an annualized fee equal to 0.10% of its average daily net assets. During the year ended October 31, 2006, fees earned by the Manager from the Affiliated Funds were as follows:


                        SECURITIES LENDING
 DIRECT INVESTMENT     COLLATERAL INVESTED
IN AFFILIATED FUNDS    IN AFFILIATED FUNDS      TOTAL
-------------------    -------------------    --------


      $225,852               $171,450         $397,302






--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
OCTOBER 31, 2006

--------------------------------------------------------------------------------


  Other

     At October 31, 2006, AMR Corporation and subsidiary companies and employee benefit trusts thereof owned 100% of AMR Class shares of the Fund.

  Interfund Lending Program

     Pursuant to an exemptive order by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. At October 31, 2006, the Fund had not utilized the credit facility.

  Reimbursement of Expenses

     The Manager reimbursed expenses totaling $17 to the Service Class of the Fund during the year ended October 31, 2006.

3.  FEDERAL INCOME AND EXCISE TAXES

     It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005 were as follows (in thousands):


                                                                     YEAR ENDED       YEAR ENDED
                                                                    OCTOBER 31,      OCTOBER 31,
                                                                        2006             2005
                                                                    -----------      -----------


DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
     Institutional Class.........................................     $ 3,517          $   909
     PlanAhead Class.............................................      11,427            1,111
     Service Class...............................................         229               --
     AMR Class...................................................      14,949           11,555
LONG-TERM CAPITAL GAIN
     Institutional Class.........................................       7,576               --
     PlanAhead Class.............................................      25,749               --
     Service Class...............................................         497               --
     AMR Class...................................................      29,288               --
                                                                      -------          -------
          TOTAL DISTRIBUTIONS PAID...............................     $93,232          $13,575
                                                                      -------          -------







--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
OCTOBER 31, 2006

--------------------------------------------------------------------------------


     As of October 31, 2006, the components of distributable earnings on a tax basis were as follows (in thousands):



Cost basis of investments for federal income tax purposes...................   $4,315,647
Unrealized appreciation.....................................................      549,391
Unrealized depreciation.....................................................      (19,400)
                                                                               ----------
Net unrealized appreciation/(depreciation)..................................      529,991
Undistributed ordinary income...............................................       70,648
Undistributed long-term gain/(loss).........................................      103,554
                                                                               ----------
Distributable earnings......................................................   $  704,193
                                                                               ==========



     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, and reclassifications of income from real estate investment securities.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

     Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities, foreign currency, and dividend reclasses that have been reclassified as of October 31, 2006 (in thousands):



Paid-in-capital................................................................   $  62
Undistributed net investment income............................................    (215)
Accumulated net realized gain (loss)...........................................     153
Unrealized appreciation (depreciation) of investments, futures contracts and
  foreign currency.............................................................      --


4.  INVESTMENT TRANSACTIONS

     Investment transactions for the year ended October 31, 2006 (excluding short-term investments) are as follows (in thousands):



Purchases...................................................................   $3,196,760
Proceeds from sales.........................................................   $  707,842


     A summary of the Fund's direct ownership and transactions in Affiliated Funds for the year ended October 31, 2006 is set forth below (in thousands):


                                               OCTOBER 31, 2005                                   OCTOBER 31, 2006
AFFILIATE                                    SHARES/MARKET VALUE     PURCHASES       SALES      SHARES/MARKET VALUE
---------                                    -------------------    ----------    ----------    -------------------


Select Fund...............................         $163,848         $4,527,744    $4,397,926          $293,666


5.  SECURITIES LENDING

     The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by



--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
OCTOBER 31, 2006

--------------------------------------------------------------------------------


the securities lending agent (the "Agent") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements.

     The Fund, the Agent and the Manager retain 65%, 25% and 10%, respectively of the income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund, the Agent and the Manager 65%, 25% and 10%, respectively. The Fund also continues to receive income on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan.

     Risks to the Fund in securities lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

     At October 31, 2006, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):


  MARKET VALUE OF
SECURITIES ON LOAN    NON-CASH COLLATERAL    CASH COLLATERAL
------------------    -------------------    ---------------


     $207,695                 $--                $213,044


     Cash collateral is invested in a joint investment account, which is comprised of an investment in the Cash Trust and the Select Fund. The allocated amounts have been included as investments in the Schedule of Investments and Statement of Assets and Liabilities. Income earned on these investments is reported as Income derived from securities lending in the Statement of Operations.

     Non-cash collateral received by the Fund may not be sold or repledged; therefore, non-cash collateral is not included on the Fund's Schedule of Investments or Statement of Assets and Liabilities.

6.  CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

Year Ended October 31, 2006


                                    INSTITUTIONAL CLASS         PLANAHEAD CLASS           SERVICE CLASS             AMR CLASS
                                    -------------------     ----------------------     ------------------     --------------------

                                    SHARES      AMOUNT       SHARES       AMOUNT       SHARES      AMOUNT     SHARES       AMOUNT
                                    ------     --------     -------     ----------     ------     -------     ------     ---------


Shares sold....................     34,068     $746,193      98,689     $2,075,973      1,451     $30,595      8,618     $ 188,294
Reinvestment of dividends......        439        9,253       1,715         34,642         36         727      2,125        44,238
Shares redeemed................     (3,753)     (81,987)    (12,788)      (269,180)      (338)     (7,086)    (8,030)     (170,236)
                                    ------     --------     -------     ----------      -----     -------     ------     ---------
Net increase in shares
  outstanding..................     30,754     $673,459      87,616     $1,841,435      1,149     $24,236      2,713     $  62,296
                                    ======     ========     =======     ==========      =====     =======     ======     =========



Year Ended October 31, 2005


                                      INSTITUTIONAL CLASS       PLANAHEAD CLASS          SERVICE CLASS             AMR CLASS
                                      -------------------     -------------------     ------------------     ---------------------

                                      SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT      SHARES       AMOUNT
                                      ------     --------     ------     --------     ------     -------     -------     ---------


Shares sold......................      8,194     $167,141     25,447     $500,989       589      $11,617      12,849     $ 256,467
Reinvestment of dividends........         25          496         58        1,105        --           --         592        11,555
Shares redeemed..................     (1,299)     (26,180)    (2,332)     (45,952)      (13)        (261)    (11,251)     (227,483)
                                      ------     --------     ------     --------       ---      -------     -------     ---------
Net increase in shares
  outstanding....................      6,920     $141,457     23,173     $456,142       576      $11,356       2,190     $  40,539
                                      ======     ========     ======     ========       ===      =======     =======     =========







--------------------------------------------------------------------------------

                      (This page intentionally left blank)



(LIGHTHOUSE LOGO)



--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------



                                                           INSTITUTIONAL CLASS                           PLANAHEAD CLASS
                                            -------------------------------------------------   ---------------------------------

                                                          YEAR ENDED OCTOBER 31,                      YEAR ENDED OCTOBER 31,
                                            -------------------------------------------------   ---------------------------------

                                              2006       2005       2004      2003      2002       2006         2005        2004
                                            --------   --------   -------   -------   -------   ----------    --------    -------


Net asset value, beginning of period......  $  21.00   $  18.23   $ 15.62   $ 12.55   $ 14.51   $    20.16    $  17.54    $ 15.05
                                            --------   --------   -------   -------   -------   ----------    --------    -------
Income from investment operations:
     Net investment income (loss)(A C)....      0.31       0.28      0.26      0.25(F)   0.27         0.28        0.27       0.23
     Net gains (losses) on securities
       (both realized and unrealized)(C)..      3.48       2.74      2.62      3.11(F)  (1.76)        3.31        2.58       2.49
                                            --------   --------   -------   -------   -------   ----------    --------    -------
Total income (loss) from investment
  operations..............................      3.79       3.02      2.88      3.36     (1.49)        3.59        2.85       2.72
                                            --------   --------   -------   -------   -------   ----------    --------    -------
Less distributions:
     Dividends from net investment
       income.............................     (0.26)     (0.25)    (0.27)    (0.29)    (0.30)       (0.25)      (0.23)     (0.23)
     Distributions from net realized gains
       on securities......................     (0.76)        --        --        --     (0.17)       (0.76)         --         --
                                            --------   --------   -------   -------   -------   ----------    --------    -------
Total distributions.......................     (1.02)     (0.25)    (0.27)    (0.29)    (0.47)       (1.01)      (0.23)     (0.23)
                                            --------   --------   -------   -------   -------   ----------    --------    -------
Net asset value, end of period............  $  23.77   $  21.00   $ 18.23   $ 15.62   $ 12.55   $    22.74    $  20.16    $ 17.54
                                            ========   ========   =======   =======   =======   ==========    ========    =======
Total return..............................    18.69%     16.64%    18.59%    27.30%    (10.83)%     18.44%      16.33%     18.26%
                                            ========   ========   =======   =======   =======   ==========    ========    =======
Ratios and supplemental data:
     Net assets, end of period (in
       thousands).........................  $958,830   $201,111   $48,451   $23,512   $21,589   $2,586,410    $526,357    $51,489
     Ratios to average net assets
       (annualized):
       Expenses, net of waivers(C)........     0.60%      0.60%     0.66%     0.66%     0.61%        0.85%       0.86%      0.94%
       Expenses, before waivers(C)........     0.60%      0.60%     0.66%     0.66%     0.61%        0.85%       0.86%      0.94%
       Net investment income, net of
          waivers(C)......................     1.86%      1.58%     1.49%     1.88%     1.82%        1.61%       1.30%      1.21%
       Net investment income, before
          waivers(C)......................     1.86%      1.58%     1.49%     1.88%     1.82%        1.61%       1.30%      1.21%
     Portfolio turnover rate(E) ..........       26%        25%       29%       27%       34%          26%         25%        29%



--------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share for the Institutional, PlanAhead and AMR Classes.

(B)    Not annualized.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Value Portfolio through February 28, 2002.

(D) Portfolio turnover rate is for the period from November 1, 2004 through October 31, 2005.

(E) The Large Cap Value Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(F) For the year ended October 31, 2003, the net investment income and net gains (losses) on securities (both realized and unrealized) has been restated from 0.20 and 3.16, respectively for Institutional Class and
       0.10 and 3.11, respectively for PlanAhead Class.

(H)    Annualized.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



     PLANAHEAD CLASS                SERVICE CLASS                                   AMR CLASS
-------------------------    --------------------------    ----------------------------------------------------------

  YEAR ENDED OCTOBER 31,                                                     YEAR ENDED OCTOBER 31,
-------------------------     YEAR ENDED     MAY 31 TO     ----------------------------------------------------------
                             OCTOBER 31,    OCTOBER 31,
   2003           2002           2006           2005          2006         2005        2004        2003        2002
----------     ----------    -----------    -----------    ----------    --------    --------    --------    --------


  $ 12.09        $ 14.00       $ 20.13        $  19.33     $    20.78    $  18.02    $  15.44    $  12.40    $  14.34
  -------        -------       -------        --------     ----------    --------    --------    --------    --------

     0.22(F)        0.25          0.26            0.01           0.35        0.31        0.30        0.29        0.31
     2.99(F)       (1.74)         3.27            0.79           3.47        2.73        2.58        3.06       (1.75)
  -------        -------       -------        --------     ----------    --------    --------    --------    --------
     3.21          (1.49)         3.53            0.80           3.82        3.04        2.88        3.35       (1.44)
  -------        -------       -------        --------     ----------    --------    --------    --------    --------

    (0.25)         (0.25)        (0.26)             --          (0.29)      (0.28)      (0.30)      (0.31)      (0.33)
       --          (0.17)        (0.76)             --          (0.76)         --          --          --       (0.17)
  -------        -------       -------        --------     ----------    --------    --------    --------    --------
    (0.25)         (0.42)        (1.02)             --          (1.05)      (0.28)      (0.30)      (0.31)      (0.50)
  -------        -------       -------        --------     ----------    --------    --------    --------    --------
  $ 15.05        $ 12.09       $ 22.64        $  20.13     $    23.55    $  20.78    $  18.02    $  15.44    $  12.40
  =======        =======       =======        ========     ==========    ========    ========    ========    ========
   26.99%         (11.13)%      18.18%           4.14%(B)      19.08%      16.95%      18.89%      27.64%      (10.62)%
  =======        =======       =======        ========     ==========    ========    ========    ========    ========

  $21,331        $15,941       $39,077        $ 11,604     $1,024,899    $848,219    $696,206    $598,869    $511,287

    0.95%          0.93%         1.09%         1.14%(H)         0.34%       0.35%       0.39%       0.36%       0.36%
    0.95%          0.93%         1.09%         1.77%(H)         0.34%       0.35%       0.39%       0.36%       0.36%
    1.57%          1.53%         1.39%         1.72%(H)         2.18%       1.87%       1.79%       2.13%       2.06%
    1.57%          1.53%         1.39%         1.09%(H)         2.18%       1.87%       1.79%       2.13%       2.06%
      27%            34%           26%           25%(D)           26%         25%         29%         27%         34%





--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
PRIVACY POLICY
(UNAUDITED)
--------------------------------------------------------------------------------



     The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

     We may collect nonpublic personal information about you from one or more of the following sources:

     - information we receive from you on applications or other forms;

     - information about your transactions with us or our service providers; and

     - information we receive from third parties.

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

AMERICAN BEACON LARGE CAP VALUE FUND
FEDERAL TAX INFORMATION
OCTOBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

     For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended October 31, 2006, which is designated as qualifying for the dividend-received deduction, was 73.7%.

     For shareholders in the Fund, the percentage of dividend income distributed for the year ended October 31, 2005, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, was 69.8%. Shareholders will receive notification in January 2007 of the percentage applicable to their preparation of their 2006 income tax returns.

     Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $63,110,499 as long-term capital gain dividends for the tax year ended October 31, 2006.



--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE RE-APPOINTMENT OF METROPOLITAN WEST CAPITAL MANAGEMENT, LLC
(UNAUDITED)
--------------------------------------------------------------------------------


     At the May 11, 2006 meeting of the Board of Trustees (the "Board"), American Beacon Advisors, Inc. (the "Manager") proposed that the Board approve the re-appointment of Metropolitan West Capital Management, LLC ("MetWest Capital") and the approval of a new Investment Advisory Agreement between MetWest Capital and the Manager ("Agreement") following Evergreen Investment Company, Inc.'s ("Evergreen") acquisition of a controlling interest of MetWest Capital. Prior to the meeting, the Board requested and reviewed information provided by MetWest Capital in connection with its consideration to re-appoint MetWest Capital. The Board considered, among other materials, responses by MetWest Capital discussing:

     - whether there would be changes in fee rate schedule to be paid by the American Beacon Large Cap Value Fund and American Beacon Small Cap Value Fund (collectively, the "Funds") under the Agreement;

     - whether the level of services provided to the Funds by MetWest will be affected by the change of control;

     - the effects of the change of control on portfolio management personnel and the adequacy of staffing levels to provide quality services to the Funds;

     - whether MetWest Capital's trading activities would change as a result of the change of control;

     - information regarding MetWest Capital's new affiliates, including Evergreen;

     - material changes to MetWest Capital's compliance program and code of ethics; and

     - potential benefits to the Funds resulting from the change of control.

     The Board considered several factors when evaluating MetWest Capital and in approving the Agreement. In addition, the Board took into consideration its evaluation of MetWest Capital at its February 2006 Board meeting in connection with the annual renewal of the prior Agreement with MetWest Capital. A discussion of the factors relating to the Board's approval of the Agreement follows.

     Nature, extent and quality of the services provided by MetWest
Capital. The Board considered the services provided by MetWest Capital under the prior Agreement and those to be provided following MetWest Capital's change of control. In this connection, the Board noted that the Manager and MetWest Capital would enter into a new Agreement that is substantially identical to the existing agreement except for a different effective date. In addition, the Board considered that MetWest Capital represented that the level of services to be provided to the Funds following the change of control would not change, but may be enhanced as noted below. In considering that the Funds' portfolio manager and other senior executives at MetWest Capital have signed long-term contracts with Evergreen, the Board concluded that these actions would provide continuity of portfolio management for the Funds. Additionally, the Board considered that: (1) MetWest Capital's trading activities would not be affected by the change of control, but MetWest Capital may execute Fund trades through a new affiliated broker-dealer; (2) the regulatory actions and litigation reported by MetWest Capital related to newly affiliated entities that would not provide investment advisory services to the Funds; and (3) MetWest Capital would adopt Evergreen's compliance program and code of ethics. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by MetWest Capital were appropriate for the Funds, and, thus, supported a decision to approve the Agreement.

     Performance of MetWest Capital. The Board relied upon its February 2006 evaluation of MetWest Capital's performance and determined that the historical investment performance of MetWest Capital supported the Board's decision to re-appoint MetWest as an investment adviser to the Funds.

     Investment advisory fees, costs of services, profitability and economies of scale. The Board considered the investment advisory fees paid to MetWest for its services to the Funds. In this connection, the Board noted that the investment advisory fee rates would not change under the Agreement. The Board relied upon its February 2006 evaluation of comparative data on investment advisory fees because MetWest Capital had represented previously that it does not charge other comparable clients a fee rate lower than that charged to the Funds. The Board


--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE RE-APPOINTMENT OF METROPOLITAN WEST CAPITAL MANAGEMENT, LLC -- CONTINUED
(UNAUDITED)
--------------------------------------------------------------------------------


concluded that MetWest Capital's fees under the Agreement are reasonable based on the services provided to the Funds. The Board also relied upon its February 2006 evaluation of the costs of the services provided by MetWest Capital, MetWest Capital's profitability and whether the fee schedule reflected economies of scale for the benefit of the Funds' investors. The Board noted that such reliance was reasonable because MetWest Capital proposed to maintain the same fee rate schedule.

     Other Benefits. The Board considered certain other benefits to the Funds as a result of the change of control. In this regard, the Board considered that:
(1) Evergreen maintains a large compliance staff who will augment its compliance oversight and resources; (2) MetWest Capital will have access to the substantial technology team at Evergreen; and (3) MetWest Capital will have potential for better employee retention due to Evergreen's enhanced benefit programs. After consideration of this information, the Board concluded that the Funds could receive additional benefits due to the enhanced services provided by MetWest Capital.

     Board's Conclusions. The Board did not identify any single factor as being of paramount importance and different Trustees may have given different weight to different factors. However, based on the various considerations described above, the Trustees, including a majority of the Independent Trustees, concluded that the proposed investment advisory fee is reasonable and the approval of the Agreement is in the best interests of the Funds and their shareholders and, as a result, approved the Agreement.



--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)
--------------------------------------------------------------------------------


     The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.


                                POSITION, TERM OF
                                OFFICE AND LENGTH
                                 OF TIME SERVED            PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS            WITH THE TRUST                     AND CURRENT DIRECTORSHIPS
---------------------           -----------------          -------------------------------------------


INTERESTED TRUSTEES
                                      Term

                                Lifetime of Trust
                                 until removal,
                                 resignation or
                                   retirement*

William F. Quinn** (58)            Trustee and        Chairman and CEO (2006-Present) and President (1986-
                                 President since      2006), American Beacon Advisors, Inc.; Chairman
                                      1987            (1989-2003) and Director (1979-1989, 2003-Present),
                                                      American Airlines Federal Credit Union; Director,
                                                      Crescent Real Estate Equities, Inc. (1994-Present);
                                                      Director, Pritchard, Hubble & Herr, LLC (investment
                                                      advisor) (2001-2006); Director of Investment
                                                      Committee, Southern Methodist University Endowment
                                                      Fund (1996-Present); Member, Southern Methodist
                                                      University Cox School of Business Advisory Board
                                                      (1999-2002); Member, New York Stock Exchange Pension
                                                      Manager Committee (1997-1998, 2000-2002, 2006-
                                                      Present); Vice Chairman, Committee for the
                                                      Investment of Employee Benefits (2004-Present);
                                                      Chairman, Committee for the Investment of Employee
                                                      Benefits Defined Benefit Sub-Committee (2002-2004);
                                                      Director, United Way of Metropolitan Tarrant County
                                                      (1988-2000, 2004-Present); Trustee, American Beacon
                                                      Mileage Funds (1995-Present); Trustee, American
                                                      Beacon Select Funds (1999-Present); Trustee,
                                                      American Beacon Master Trust (1995-Present).

Alan D. Feld** (69)            Trustee since 1996     Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law
                                                      firm) (1960-Present); Director, Clear Channel
                                                      Communications (1984-Present); Trustee, CenterPoint
                                                      Properties (1994-Present); Trustee, American Beacon
                                                      Mileage Funds (1996-Present); Trustee, American
                                                      Beacon Select Funds (1999-Present); Trustee,
                                                      American Beacon Master Trust (1996-Present).

NON-INTERESTED TRUSTEES
                                      Term


                                Lifetime of Trust
                                 until removal,
                                 resignation or
                                   retirement*

W. Humphrey Bogart (62)        Trustee since 2004     Consultant, New River Canada Ltd. (mutual fund
                                                      servicing company) (1998-2003); Board Member, Baylor
                                                      University Medical Center Foundation (1992-2004);
                                                      President and CEO, Allmerica Trust Company, NA
                                                      (1996-1997); President and CEO, Fidelity Investments
                                                      Southwest Company (1983-1995); Senior Vice President
                                                      of Regional Centers, Fidelity Investments (1988-
                                                      1995); Trustee, American Beacon Mileage Funds (2004-
                                                      Present); Trustee, American Beacon Select Funds
                                                      (2004-Present); Trustee, American Beacon Master
                                                      Trust (2004-Present).



--------------------------------------------------------------------------------

(UNAUDITED)
--------------------------------------------------------------------------------


                                POSITION, TERM OF
                                OFFICE AND LENGTH
                                 OF TIME SERVED            PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS            WITH THE TRUST                     AND CURRENT DIRECTORSHIPS
---------------------           -----------------          -------------------------------------------


NON-INTERESTED TRUSTEES (CONT.)


Brenda A. Cline (45)           Trustee since 2004     Executive Vice President, Chief Financial Officer,
                                                      Treasurer and Secretary, Kimbell Art Foundation
                                                      (1993-Present); Trustee, Texas Christian University
                                                      (1998-Present); Trustee, W.I. Cook Foundation, Inc.
                                                      (d/b/a Cook Children's Health Foundation) (2001-
                                                      Present); Director, Christian Church Foundation
                                                      (1999-Present); Trustee, American Beacon Mileage
                                                      Funds (2004-Present); Trustee, American Beacon
                                                      Select Funds (2004-Present); Trustee, American
                                                      Beacon Master Trust (2004-Present).

Richard A. Massman (63)        Trustee since 2004     Senior Vice President and General Counsel, Hunt
                                                      Consolidated, Inc. (holding company engaged in
                                                      energy, real estate, farming, ranching and venture
                                                      capital activities) (1994-Present); Trustee,
                                                      American Beacon Mileage Funds (2004-Present);
                                                      Trustee, American Beacon Select Funds (2004-
                                                      Present); Trustee, American Beacon Master Trust
                                                      (2004-Present).

Stephen D. O'Sullivan (71)     Trustee since 1987     Consultant (1994-Present); Trustee, American Beacon
                                                      Mileage Funds (1995-Present); Trustee, American
                                                      Beacon Select Funds (1999-Present); Trustee,
                                                      American Beacon Master Trust (1995-Present).

R. Gerald Turner (60)          Trustee since 2001     President, Southern Methodist University (1995-
225 Perkins Admin. Bldg.                              Present); Director, ChemFirst (1986-2002); Director,
Southern Methodist Univ.                              J.C. Penney Company, Inc. (1996-Present); Director,
Dallas, Texas 75275                                   California Federal Preferred Capital Corp. (2001-
                                                      2003); Director, Kronus Worldwide Inc. (chemical
                                                      manufacturing) (2003-Present); Director, First
                                                      Broadcasting Investment Partners, LLC (2003-
                                                      Present); Member, United Way of Dallas Board of
                                                      Directors; Member, Salvation Army of Dallas Board of
                                                      Directors; Member, Methodist Hospital Advisory
                                                      Board; Member, Knight Commission on Intercollegiate
                                                      Athletics; Trustee, American Beacon Mileage Funds
                                                      (2001-Present); Trustee, American Beacon Select
                                                      Funds (2001-Present); Trustee, American Beacon
                                                      Master Trust (2001-Present).

Kneeland Youngblood (50)       Trustee since 1996     Managing Partner, Pharos Capital Group, LLC (a
100 Crescent Court               Chairman since       private equity firm) (1998-Present); Director,
Suite 1740                            2005            Burger King Corporation (2004-Present); Trustee,
Dallas, Texas  75201                                  City of Dallas, Texas Employee Retirement Fund
                                                      (2004-Present); Trustee, The Hockaday School (1997-
                                                      2005); Director, Starwood Hotels and Resorts (2001-
                                                      Present); Member, Council on Foreign Relations
                                                      (1995-Present); Director, Just For the Kids (1995-
                                                      2001); Director, L&B Realty Advisors (1998-2000);
                                                      Trustee, Teachers Retirement System of Texas (1993-
                                                      1999); Director, Starwood Financial Trust (1998-
                                                      2001); Trustee, St. Mark's School of Texas (2002-
                                                      Present); Trustee, American Beacon Mileage Funds
                                                      (1996-Present); Trustee, American Beacon Select
                                                      Funds (1999-Present); Trustee, American Beacon
                                                      Master Trust (1996-Present).


--------------------------------------------------------------------------------

(UNAUDITED)
--------------------------------------------------------------------------------


                                POSITION, TERM OF
                                OFFICE AND LENGTH
                                 OF TIME SERVED            PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS            WITH THE TRUST                     AND CURRENT DIRECTORSHIPS
---------------------           -----------------          -------------------------------------------


OFFICERS

                                      Term

                                    One Year

Rosemary K. Behan (47)          VP, Secretary and     Vice President, Legal and Compliance, American
                                   Chief Legal        Beacon Advisors, Inc. (2006-Present); Assistant
                               Officer since 2006     General Counsel, First Command Financial Planning,
                                                      Inc. (2004-2006); Enforcement Attorney (2002-2004)
                                                      and Branch Chief (2000-2002); Securities and
                                                      Exchange Commission.

Brian E. Brett (46)               VP since 2004       Vice President, Director of Sales, American Beacon
                                                      Advisors, Inc. (2004-Present); Regional Vice
                                                      President, Neuberger Berman, LLC (investment
                                                      advisor) (1996-2004).

Michael W. Fields (52)            VP since 1989       Vice President, Fixed Income Investments, American
                                                      Beacon Advisors, Inc. (1988-Present).

Rebecca L. Harris (39)           Treasurer since      Vice President, Finance, American Beacon Advisors,
                                      1995            Inc. (1995-Present).

Christina E. Sears (35)         Chief Compliance      Chief Compliance Officer, American Beacon Advisors,
                               Officer since 2004     Inc. (2004-Present); Senior Compliance Analyst,
                                    and Asst.         American Beacon Advisors, Inc. (1998-2004).
                                 Secretary since
                                      1999



--------


* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust, as defined by the 1940 Act. Mr. Quinn is Chairman of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's investment advisors.



--------------------------------------------------------------------------------

                          (AMERICAN BEACON FUNDS LOGO)

--------------------------------------------------------------------------------

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:




               (KEYBOARD GRAPHIC)                                  (MOUSE GRAPHIC)

                   BY E-MAIL:                                     ON THE INTERNET:

       american-beacon.funds@ambeacon.com         Visit our website at www.americanbeaconfunds.com






--------------------------------------------------------------------------------




               (TELEPHONE GRAPHIC)                                (MAILBOX GRAPHIC)

                  BY TELEPHONE:                                       BY MAIL:

               Institutional Class                              American Beacon Funds
               Call (800) 658-5811                         4151 Amon Carter Blvd., MD 2450
                  AMR Class(SM)                                 Fort Worth, TX 76155
               Call (800) 345-2345
      PlanAhead Class(R) and Service Class
               Call (800) 388-3344





--------------------------------------------------------------------------------




AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES   AVAILABILITY OF PROXY VOTING POLICY AND RECORDS

In addition to the Schedule of Investments     A description of the policies and procedures the
provided in each semi-annual and annual        Fund uses to determine how to vote proxies
report, the Fund files a complete schedule of  relating to portfolio securities is available in
its portfolio holdings with the Securities     the Fund's Statement of Additional Information,
and Exchange Commission ("SEC") on Form N-Q    is available free of charge on the Fund's
as of the first and third fiscal quarters.     website (www.americanbeaconfunds.com) and by
The Fund's Forms N-Q are available on the      calling 1-800-967-9009 or by accessing the SEC's
SEC's website at www.sec.gov. The Forms N-Q    website at www.sec.gov. The Fund's proxy voting
may also be reviewed and copied at the SEC's   record for the most recent year ended June 30 is
Public Reference Room, 450 Fifth Street, NW,   filed annually with the SEC on Form N-PX. The
Washington, DC 20549. Information regarding    Fund's Forms N-PX are available on the SEC's
the operation of the SEC's Public Reference    website at www.sec.gov. The Fund's proxy voting
Room may be obtained by calling 1-800-SEC-     record may also be obtained by calling 1-800-
0330. A complete schedule of the Fund's        967-9009.
portfolio holdings is also available on the
Funds' website (www.americanbeaconfunds.com)
approximately thirty days after the end of
each month.




FUND SERVICE PROVIDERS:





 CUSTODIAN                       TRANSFER AGENT                     INDEPENDENT AUDITORS             DISTRIBUTOR
 STATE STREET BANK AND TRUST     BOSTON FINANCIAL DATA SERVICES     ERNST & YOUNG LLP                FORESIDE FUND SERVICES
 Boston, Massachusetts           Kansas City, Missouri              Dallas, Texas                    Portland, Maine





This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------
American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon Large Cap Value Fund is a service mark of American Beacon Advisors, Inc.
                                                                        AR 10/06
                                                                          538854

    G U I D A N C E     |      V I S I O N      |      E X P E R I E N C E



[AMERICAN BEACON FUNDS LOGO]


ANNUAL REPORT

[PHOTO]


OCTOBER 31, 2006

SMALL CAP VALUE FUND

About American Beacon

--------------------------------------------------------------------------------
Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.


Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

--------------------------------------------------------------------------------





President's Message.............................   1

Market and Performance Overview.................   2



Schedule of Investments.........................   7


Additional Information.....................Back Cover




Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each advisor's strategies and the Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies.

American Beacon Funds                                           October 31, 2006

(BILL QUINN PICTURE)



FELLOW SHAREHOLDERS,

I am pleased to present to you the American Beacon Small Cap Value Fund Annual Report for the twelve months ended October 31, 2006. The U.S. equity markets finished the fiscal year on a positive note due to the continued strong performance of the economy, lower oil prices, and the Federal Reserve taking a neutral policy on interest rates. The S&P 500(R) and Dow Jones Industrial Average indices reported one-year returns of 16.34% and 18.47%, respectively.

     The American Beacon Small Cap Value Fund-Institutional Class recorded annualized total returns of 15.80%, 16.15%, 19.00%, and 14.86% for the one-year, three-year, five-year, and since-inception (December 31, 1998) periods ended October 31, 2006, respectively, beating the Lipper Small-Cap Value Funds Index's return for the five-year period by 2.19%. While companies with little or no earnings performed well in the short term, the American Beacon Small Cap Value Fund has not wavered from its long-term disciplined process. The Fund's long-term focus is on companies with above-average earnings growth potential, below-average price to earnings ratios, and below-average price to book-value ratios. We believe these characteristics will benefit our shareholders over the long term.

     Please review the enclosed market overviews, portfolio listings, and detailed financial data. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Funds.

                                   Sincerely,

                                    -s- William F. Quinn

                                   William F. Quinn
                                   President, American Beacon Funds



Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 800-967-9009.

DOMESTIC EQUITY MARKET OVERVIEW
OCTOBER 31, 2006 (Unaudited)

--------------------------------------------------------------------------------


The U.S. stock market proved resilient in the final two months of 2005, posting mid-single digit total returns despite events in early 2005 of geopolitical tensions, rising interest rates, soaring oil prices, and a devastating hurricane. Continued expansion in the manufacturing sector, heightened productivity, and employment gains contributed to solid results and helped the year end on a positive note.

     The stock market continued its fourth quarter 2005 rally into the first quarter of 2006, even in the face of more rate increases by the Federal Reserve. The gains were due in large part to continued growth in the industrial economy, modest unemployment, and minimal inflation. Furthermore, value stocks in the Russell indices outpaced their growth counterparts in the first quarter, as they have over the past few years. With regard to size, small cap stocks performed the best, followed by mid-caps, with large cap issues bringing up the rear for the first quarter as well as the trailing one-, three- and five-year periods. While nine of the ten economic sectors in the S&P 500(R) Index advanced, sector performance varied widely in the first quarter, with more than 15 percentage points separating the leader from the laggard. Telecommunication Services and Energy posted the largest gains, with total returns of 14.5% and 9.1%, respectively. At the opposite end of the spectrum was the Utilities sector at - 1.2%.

     During the second quarter of 2006, several key U.S. stock market indices, including the S&P 500 Index and the Nasdaq Composite, declined. While economic and earnings growth remained strong, concerns about inflation and the direction of monetary policy under the leadership of new Federal Reserve Chairman Ben Bernanke pressured equity prices. The Federal Reserve raised short-term interest rates in May and again in June, but stocks rallied late in the quarter on expectations that the end of the tightening cycle was near. As measured by various Russell indices, value stocks again outperformed growth stocks in the second quarter, while large cap equities outpaced their midcap and small cap counterparts, as is often the case in a down market. Investors also preferred defensive stocks in the weak market environment, and Utilities, Energy, and Consumer Staples were the only sectors in the S&P 500 Index to advance during the second quarter. Negative market sentiment took its toll on the more volatile Information Technology sector, which was the S&P 500 Index's worst performer.

     In the third quarter of 2006, the U.S. stock market indices rebounded. Equity investors set aside concerns about the effects of a slowing housing market, auto industry turmoil, and a heightened homeland security alert. After 17 increases in interest rates over the past two-plus years, the Federal Reserve held interest rates steady at both of its rate-setting meetings during the quarter. This pause, combined with moderate economic growth and strong corporate earnings, contributed to a stock market rally. As had been the case in recent quarters, value stocks outperformed their growth counterparts within the Russell universe during the third quarter. Large cap issues outperformed smaller and mid-cap companies, but continued to lag over the three-, five- and ten-year periods. In a reversal of the second quarter, seven of the ten sectors in the S&P 500 Index provided a positive total return during the third quarter. After performing well over the previous quarter, the Energy sector declined, reflecting the sharp decline in commodity energy prices in September. Telecommunications Services and Health Care rebounded sharply during the third quarter, as both sectors advanced more than 10%.

     The U.S. stock market posted low- to mid-single-digit gains in October 2006. Overall, growth stocks narrowly outperformed their value counterparts during the month. In general, stock performance was inversely related to size, as small cap stocks were the strongest performers, followed by mid-caps, with large cap issues trailing the pack. All ten economic sectors in the S&P 500 Index advanced in October. Both the Consumer Discretionary and Materials sectors posted total returns in excess of 6%, while Health Care was the laggard, gaining just 0.5% for the month.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP VALUE FUND(SM)
OCTOBER 31, 2006 (Unaudited)

--------------------------------------------------------------------------------



     The Institutional Class of the Small Cap Value Fund returned 15.80% for the twelve months ended October 31, 2006, lagging the Russell 2000(R) Value Index ("Index") return of 22.90% and the Lipper Small-Cap Value Funds Index return of 17.83% for the same period.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 12/31/98* THROUGH 10/31/06

                               (PERFORMANCE GRAPH)


                                         LIPPER SMALL-
                         INSTITUTIONAL     CAP VALUE     RUSSELL 2000
                             CLASS        FUNDS INDEX     VALUE INDEX
                         -------------   -------------   ------------


12/98..................     $10,000         $10,000         $10,000
10/99..................     $ 9,070         $ 9,513         $ 9,508
10/00..................     $10,320         $11,261         $11,153
10/01..................     $12,400         $12,151         $12,129
10/02..................     $12,808         $11,799         $11,822
10/03..................     $18,886         $16,493         $16,584
10/04..................     $22,637         $19,551         $19,567
10/05..................     $25,557         $22,433         $22,119
10/06..................     $29,595         $26,432         $27,184


*     Inception of Institutional Class


                           ANNUALIZED TOTAL RETURNS
                          --------------------------
                            PERIODS ENDED 10/31/06     VALUE OF
                          --------------------------   $10,000
                                             SINCE    12/31/98-
                          1 YEAR  5 YEARS  INCEPTION   10/31/06
                          ------  -------  ---------  ---------



Institutional Class(1)..  15.80%   19.00%    14.86%    $29,595
PlanAhead Class(1,2)....  15.56%   18.71%    14.57%    $29,028
Service Class(1,3)......  15.23%   18.48%    14.43%    $28,733
AMR Class(1,2)..........  16.12%   19.32%    15.17%    $30,229
Lipper Small-Cap Value
  Funds Index(4)........  17.83%   16.81%    13.21%    $26,432
Russell 2000 Value
  Index(4)..............  22.90%   17.52%    13.62%    $27,184


1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/31/98 up to 3/1/99, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/31/98. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 12/31/98.

3. Fund performance for the five-year period represents the total returns achieved by the PlanAhead Class from 11/1/01 up to 5/1/03 (the inception date of the Service Class), and the returns of the Service Class since 5/1/03. Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/31/98 up to 3/1/99, the returns of the PlanAhead Class from 3/1/99 up to 5/1/03 and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the Institutional and PlanAhead Classes. As a result, total returns shown may be higher than they would have been had the Service Class been in existence since 12/31/98. A portion of the fees charged to the Service Class of the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown.

4. Russell 2000(R) Value Index is a service mark of the Frank Russell Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with below-average price-to-book ratios and below-average forecasted growth values. The Lipper Small-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

     The Fund underperformed the Index almost entirely due to stock selection, as sector allocation detracted only modestly. More than half of the Fund's underperformance resulted from its holdings in the Consumer Discretionary and Materials sectors. In the Consumer Discretionary sector, Valassis Communications (down 52.0%), WCI Communities (down 35.6%) and Standard Pacific (down 36.9%) were the largest individual detractors. In the Materials sector, the largest negative impact was made by Worthington Industries (down 10.9%) and Lubrizol (up 10.9%). Poor stock selection also resulted from the Fund's positions in the Industrials and Financials sectors. The individual holdings that had the largest negative impact on performance in the Industrials sector were Deluxe (down 27.8% during the time the Fund owned the security) and Briggs & Stratton (down 18.1%). In the Financials sector, Scottish Re Group (down 62.8%) and Asset Acceptance Capital (down 32.8% during the time the Fund owned the security) were responsible for most of the poor relative performance.

     The Fund's large underweighting in the Financials sector, which was one of the poorer performing sectors of the Index, was a positive contributor to the Fund's performance relative to the Index. However, its impact was offset by the Fund's large overweighting in the Consumer Discretionary sector, which was also a poor performing sector of the Index.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP VALUE FUND(SM) -- CONTINUED
OCTOBER 31, 2006 (Unaudited)

--------------------------------------------------------------------------------


     The sub-advisors continue to focus on stock selection to uncover investment opportunities that have the potential to benefit the Fund's performance over the long term.

TOP TEN HOLDINGS


                                          % OF
                                       NET ASSETS
                                       ----------


American Financial Group, Inc. ......     1.2 %
AGCO Corp. ..........................     0.8 %
Avnet, Inc. .........................     0.8 %
Great Plains Energy, Inc. ...........     0.8 %
Ingram Micro, Inc. ..................     0.8 %
Delphi Financial Group, Inc. ........     0.7 %
Flowserve Corp. .....................     0.7 %
The Hanover Insurance Group, Inc. ...     0.7 %
The Men's Wearhouse, Inc. ...........     0.7 %
Atmos Energy Corp. ..................     0.6 %


SECTOR ALLOCATION


                                          % OF
                                        EQUITIES
                                        --------


Financials............................   24.7 %
Consumer Discretionary................   19.8 %
Industrials...........................   18.7 %
Information Technology................   10.9 %
Utilities.............................     7.0%
Materials.............................     6.7%
Energy................................     4.6%
Health Care...........................     3.7%
Consumer Staples......................     3.3%
Telecommunication Services............     0.6%


FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2006 through October 31, 2006.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP VALUE FUND(SM) -- CONTINUED
OCTOBER 31, 2006 (Unaudited)

--------------------------------------------------------------------------------



                          BEGINNING    ENDING
                           ACCOUNT    ACCOUNT    EXPENSES PAID
                            VALUE      VALUE     DURING PERIOD*
                            5/1/06    10/31/06  5/1/06-10/31/06
                          ---------  ---------  ---------------


INSTITUTIONAL CLASS
Actual                    $1,000.00  $  999.56       $4.09
Hypothetical              $1,000.00  $1,021.12       $4.13
  (5% return before expenses)
PLANAHEAD CLASS
Actual                    $1,000.00  $  998.64       $5.31
Hypothetical              $1,000.00  $1,019.89       $5.36
  (5% return before expenses)
SERVICE CLASS
Actual                    $1,000.00  $  997.27       $6.68
Hypothetical              $1,000.00  $1,018.51       $6.76
  (5% return before expenses)
AMR CLASS
Actual                    $1,000.00  $1,000.89       $2.78
Hypothetical              $1,000.00  $1,022.43       $2.81
  (5% return before expenses)


* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.81%, 1.05%, 1.35%, and 0.55% for the Institutional, PlanAhead, Service, and AMR Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON SMALL CAP VALUE FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


To the Shareholders and Board of Trustees of American Beacon Small Cap Value Fund:

     We have audited the accompanying statement of assets and liabilities of American Beacon Small Cap Value Fund (a portfolio of American Beacon Funds) (the "Fund"), including the schedule of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Small Cap Value Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                     -s- Ernst & Young LLP

Dallas, Texas
December 28, 2006


                             See accompanying notes

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2006
--------------------------------------------------------------------------------

                                                             SHARES             VALUE
                                                           ------------     ------------
                                                               (DOLLARS IN THOUSANDS)
COMMON STOCKS - 95.51%
CONSUMER DISCRETIONARY - 18.90%
 AUTO COMPONENTS - 2.62%
  Aftermarket Technology Corp. /\ ....................          148,800     $      2,796
  American Axle & Manufacturing Holdings, Inc + ......          759,900           14,248
  ArvinMeritor, Inc. + ...............................          523,600            7,865
  Bandag, Inc. + .....................................           43,900            1,927
  Bandag, Inc., A Shares .............................            3,500              132
  BorgWarner, Inc. + .................................          119,500            6,871
  Gentex Corp. + .....................................          330,300            5,255
  The Goodyear Tire & Rubber Co. /\ + ................          399,900            6,130
  Keystone Automotive Industries, Inc. /\ + ..........           99,400            3,823
  Lear Corp. + .......................................          615,400           18,591
  Modine Manufacturing Co. ...........................          222,400            5,295
  Tenneco, Inc. /\ + .................................          125,500            2,849
  TRW Automotive Holdings Corp. /\ ...................          254,500            6,528
                                                                            ------------
                                                                                  82,310
                                                                            ------------
 DISTRIBUTORS - 0.09%
  Spectrum Brands, Inc. /\ + .........................          277,900            2,701
                                                                            ------------
 HOTELS, RESTAURANTS & LEISURE - 1.88%
  Brinker International, Inc. + ......................           88,900            4,128
  CBRL Group, Inc. + .................................          193,497            8,496
  CEC Entertainment, Inc. /\ .........................          175,200            6,039
  Jack in the Box, Inc. /\ ...........................           43,400            2,435
  JAKKS Pacific, Inc. /\ + ...........................          197,400            4,282
  Landry's Restaurants, Inc. + .......................          313,700            9,191
  Live Nation, Inc. /\ ...............................          164,800            3,504
  Lodgian, Inc. /\ + .................................          495,000            7,054
  Magna Entertainment Corp. /\ + .....................          736,100            3,864
  Morton's Restaurant Group, Inc. /\ .................           13,600              220
  Red Lion Hotels Corp. /\ ...........................           79,800              954
  Ruby Tuesday, Inc. .................................           28,400              788
  Speedway Motorsports, Inc. .........................          121,500            4,577
  Sunterra Corp. /\ + ................................          299,100            3,305
                                                                            ------------
                                                                                  58,837
                                                                            ------------
 HOUSEHOLD DURABLES - 3.78%
  American Greetings Corp. + .........................          413,100            9,877
  Beazer Homes USA, Inc. + ...........................          172,100            7,459
  Blyth, Inc. ........................................          335,700            8,030
  Champion Enterprises, Inc. /\ + ....................        1,117,000           10,343
  Ethan Allen Interiors, Inc. + ......................          235,100            8,374
  Furniture Brands International, Inc. + .............          550,100           10,232
  Helen of Troy Ltd. /\ + ............................          382,500            9,413
  HNI Corp. + ........................................           17,200              773
  M.D.C. Holdings, Inc. + ............................          110,173            5,493
  Matthews International Corp. .......................           68,000            2,613
  The Ryland Group, Inc. + ...........................           47,500            2,182


                                                              SHARES           VALUE
                                                           ------------     ------------
                                                             (DOLLARS IN THOUSANDS)
 Standard Pacific Corp. + ............................           19,100     $        463
 Tempur-Pedic International, Inc. /\ + ...............          577,000           11,390
 The Toro Co. ........................................          156,900            6,772
 Tupperware Corp. + ..................................          450,200            9,558
 WCI Communities, Inc. /\ + ..........................          752,300           12,127
 The Yankee Candle Company, Inc. .....................          106,700            3,612
                                                                            ------------
                                                                                 118,711
                                                                            ------------
INTERNET & CATALOG RETAIL - 0.37%
 Insight Enterprises, Inc. /\ ........................          301,200            6,473
 School Specialty, Inc. /\ + .........................          133,000            5,208
                                                                            ------------
                                                                                  11,681
                                                                            ------------
LEISURE EQUIPMENT & PRODUCTS - 1.04%
 Brunswick Corp. + ...................................          574,600           18,100
 MarineMax, Inc. /\ + ................................          311,600            8,884
 Polaris Industries, Inc. + ..........................          129,600            5,549
                                                                            ------------
                                                                                  32,533
                                                                            ------------
MEDIA - 1.42%
 Belo Corp. ..........................................          102,800            1,801
 Courier Corp. + .....................................           70,999            2,785
 Cox Radio, Inc. /\ + ................................          270,900            4,562
 Dow Jones & Co., Inc. + .............................           59,100            2,074
 Entercom Communications Corp. + .....................          225,300            6,234
 Getty Images, Inc. /\ + .............................           17,000              736
 Gray Television, Inc. ...............................           67,400              435
 Hearst-Argyle Television, Inc. + ....................           67,400            1,698
 Journal Communications, Inc. ........................          341,900            4,000
 Lin TV Corp. /\ + ...................................          322,775            2,653
 Meredith Corp. ......................................           37,000            1,942
 R.H. Donnelley Corp. + ..............................           45,000            2,710
 Scholastic Corp. /\ .................................          103,900            3,265
 Westwood One, Inc. ..................................        1,210,600            9,576
                                                                            ------------
                                                                                  44,471
                                                                            ------------
MULTILINE RETAIL - 0.95%
 BJ's Wholesale Club, Inc. /\ ........................          591,600           16,949
 Dollar Tree Stores, Inc. /\ + .......................           10,900              339
 Fred's, Inc. + ......................................          578,100            7,562
 Tuesday Morning Corp. + .............................          307,100            5,067
                                                                            ------------
                                                                                  29,917
                                                                            ------------
SPECIALTY RETAIL - 5.54%
 Aeropostale, Inc. /\ ................................           53,900            1,580
 Asbury Automotive Group, Inc. .......................          243,100            5,834
 Big 5 Sporting Goods Corp. + ........................          387,800            9,323
 Borders Group, Inc. + ...............................          459,900            9,469
 The Buckle, Inc. + ..................................           74,400            2,945
 The Cato Corp. ......................................           30,600              700
 Charming Shoppes, Inc. /\ + .........................          523,500            7,748
 Claire's Stores, Inc. ...............................          360,200           10,212
 Conn's, Inc. /\ + ...................................           44,700            1,074


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

                                                              SHARES            VALUE
                                                           ------------     ------------
                                                             (DOLLARS IN THOUSANDS)
  The Finish Line, Inc., Class A Shares ..............          169,700     $      2,199
  Foot Locker, Inc. ..................................           98,400            2,282
  Genesco, Inc. /\ + .................................           96,300            3,618
  Group 1 Automotive, Inc. + .........................          178,000           10,201
  HOT Topic, Inc. /\ + ...............................          211,300            2,136
  Jos. A. Bank Clothiers, Inc. /\ + ..................          172,500            5,121
  Lithia Motors, Inc. + ..............................           46,500            1,186
  The Men's Wearhouse, Inc. + ........................          653,800           26,054
  OfficeMax, Inc. ....................................           67,800            3,226
  Pacific Sunwear of California /\ + .................          321,100            5,658
  Regis Corp. + ......................................          236,600            8,884
  Rent-A-Center, Inc. /\ .............................          458,850           13,197
  Sonic Automotive, Inc., A Shares + .................          584,500           15,372
  Stage Stores, Inc. .................................          198,080            6,420
  Talbots, Inc. + ....................................           78,600            2,204
  United Auto Group, Inc. + ..........................           22,500              517
  Williams-Sonoma, Inc. + ............................           28,900              983
  Zale Corp. /\ + ....................................          537,000           15,487
                                                                            ------------
                                                                                 173,630
                                                                            ------------
 TEXTILES & APPAREL - 1.21%
  Brown Shoe Company, Inc. ...........................            2,350               92
  Columbia Sportswear Co. /\ + .......................           87,168            4,867
  Jones Apparel Group, Inc. ..........................           72,500            2,422
  Kenneth Cole Productions, Inc. .....................          116,900            2,973
  K-Swiss, Inc. + ....................................          139,539            4,929
  New York & Co, Inc. /\ + ...........................          157,600            2,049
  The Timberland Co. /\ ..............................          271,200            7,824
  The Warnaco Group, Inc. /\ + .......................          601,200           12,769
                                                                            ------------
                                                                                  37,925
                                                                            ------------
 TOTAL CONSUMER DISCRETIONARY                                                    592,716
                                                                            ------------

CONSUMER STAPLES - 3.15%
 FOOD & DRUG RETAILING - 1.01%
  Agrium, Inc. .......................................          294,600            8,254
  Casey's General Stores, Inc. .......................          244,900            5,944
  Longs Drug Stores Corp. + ..........................          189,800            8,169
  Pathmark Stores, Inc. /\ + .........................          298,400            3,023
  Ruddick Corp. ......................................          225,900            6,370
                                                                            ------------
                                                                                  31,760
                                                                            ------------
 FOOD PRODUCTS - 1.93%
  Chiquita Brands International, Inc. + ..............          222,000            3,041
  Del Monte Foods Co. ................................        1,416,900           15,288
  J&J Snack Foods Corp. + ............................           53,800            1,798
  The JM Smucker Co. .................................           54,700            2,680
  Lance, Inc. + ......................................          100,110            1,954
  Pilgrim's Pride Corp. + ............................           57,500            1,436
  Ralcorp Holdings, Inc. /\ + ........................          268,300           13,268
  Sanderson Farms, Inc. + ............................          147,200            3,905
  Sensient Technologies Corp. + ......................          344,150            7,933


                                                              SHARES          VALUE
                                                           ------------     ------------
                                                             (DOLLARS IN THOUSANDS)
  Smithfield Foods, Inc. /\ ..........................          345,700     $      9,293
                                                                            ------------
                                                                                  60,596
                                                                            ------------
 TOBACCO - 0.21%
  Schweitzer-Mauduit International, Inc. .............          102,800            2,371
  Universal Corp. + ..................................          115,000            4,234
                                                                            ------------
                                                                                   6,605
                                                                            ------------
 TOTAL CONSUMER STAPLES                                                           98,961
                                                                            ------------

ENERGY - 4.37%
 ENERGY EQUIPMENT & SERVICES - 1.81%
  CARBO Ceramics, Inc. + .............................           76,500            2,578
  Dril-Quip, Inc. /\ + ...............................           59,040            2,325
  FMC Technologies, Inc. /\ + ........................           19,100            1,155
  Gulfmark Offshore, Inc. /\ + .......................           20,900              722
  Helmerich & Payne, Inc. /\ .........................          296,100            7,092
  NS Group, Inc. /\ ..................................           65,500            4,281
  Oil States International, Inc. /\ + ................          461,100           13,390
  Tetra Technologies, Inc. /\ ........................          124,700            3,230
  Tidewater, Inc. + ..................................          155,800            7,748
  Unit Corp. /\ ......................................           92,700            4,300
  Universal Compression Holdings, Inc. /\ ............          166,600           10,039
                                                                            ------------
                                                                                  56,860
                                                                            ------------
 OIL & GAS - 2.56%
  Alon USA Energy, Inc. + ............................           29,500              828
  Berry Petroleum Co. + ..............................          248,700            7,424
  Bronco Drilling Co., Inc. /\ + .....................          329,400            5,613
  Cabot Oil & Gas Corp. /\ ...........................           16,500              873
  Cimarex Energy Co. + ...............................          114,500            4,124
  Encore Acquisition Co. /\ + ........................          404,949           10,140
  Energy Partners Ltd. /\ + ..........................           18,400              449
  EXCO Resources, Inc. /\ + ..........................          948,800           13,739
  Forest Oil Corp. /\ ................................          106,000            3,460
  The Houston Exploration Co. /\ .....................            5,200              282
  Hydril Company LP /\ ...............................           65,300            3,921
  Pioneer Drilling Co. /\ + ..........................          437,900            5,750
  Pogo Producing Co. + ...............................          185,700            8,310
  Stone Energy Corp. /\ + ............................          206,200            8,035
  Tsakos Energy Navigation Ltd. + ....................          166,900            7,400
                                                                            ------------
                                                                                  80,348
                                                                            ------------
 TOTAL ENERGY                                                                    137,208
                                                                            ------------

FINANCIALS - 23.60%
 BANKS - 7.30%
  Accredited Home Lenders Holding Co. /\ + ...........           25,907              793
  Alabama National Bancorp + .........................           43,500            2,952
  Anchor BanCorp Wisconsin, Inc. .....................           49,838            1,447
  Astoria Financial Corp. ............................          243,100            7,052
  BancorpSouth, Inc. + ...............................          154,800            3,955


                             See accompanying notes
--------------------------------------------------------------------------------
					8

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

                                                              SHARES            VALUE
                                                           ------------     ------------
                                                              (DOLLARS IN THOUSANDS)

Bank of Hawaii Corp. .................................          193,600     $     10,100
BankAtlantic Bancorp, Inc. + .........................          673,900            8,828
Chemical Financial Corp. + ...........................          161,431            4,828
Chittenden Corp. .....................................          208,925            6,161
Citizens Banking Corp. + .............................          326,735            8,485
City National Corp. + ................................           48,200            3,208
Columbia Banking System, Inc. ........................           91,600            2,902
Community Bank System, Inc. + ........................          220,300            5,475
Corus Bankshares, Inc. + .............................           13,274              273
Cullen/Frost Bankers, Inc. + .........................          153,354            8,306
Downey Financial Corp. + .............................          136,100            9,375
F.N.B. Corp. + .......................................          392,600            6,647
First Republic Bank ..................................          111,800            4,354
FirstFed Financial Corp. /\ + ........................           12,700              785
FirstMerit Corp. + ...................................          228,500            5,306
Flagstar Bancorp, Inc. + .............................          355,700            5,346
Flushing Financial Corp. .............................          114,900            2,021
Fulton Financial Corp. + .............................          117,178            1,876
Greater Bay Bancorp ..................................           77,100            1,985
Harleysville National Corp. + ........................           98,509            2,104
IBERIABANK Corp. .....................................           44,300            2,607
Independent Bank Corp. ...............................           21,900              523
International Bancshares Corp. .......................          241,128            7,398
Investors Financial Services Corp. + .................           32,300            1,270
Irwin Financial Corp. + ..............................           51,600            1,144
MAF Bancorp, Inc. ....................................          128,670            5,544
National Penn Bancshares, Inc. + .....................           53,084            1,088
NBT Bancorp, Inc. + ..................................          150,606            3,743
Pacific Capital Bancorp ..............................          129,300            3,977
Park National Corp. + ................................           25,900            2,626
PFF Bancorp, Inc. + ..................................            8,200              254
Placer Sierra Bancshares /\ ..........................           23,900              567
Provident Bankshares Corp. + .........................          112,820            4,077
Provident Financial Services, Inc. ...................           98,300            1,803
Republic Bancorp, Inc. + .............................          551,498            7,379
S&T Bancorp, Inc. + ..................................            9,164              310
Sky Financial Group, Inc. ............................          340,594            8,532
The South Financial Group, Inc. + ....................          186,000            4,935
Sterling Bancshares, Inc. ............................          166,700            3,052
Sterling Financial Corp. .............................           84,799            2,820
Susquehanna Bancshares, Inc. + .......................          263,600            6,587
TrustCo Bank Corp NY + ...............................          128,000            1,414
Trustmark Corp. + ....................................          332,560           10,529
United Bankshares, Inc. + ............................           75,671            2,890
Washington Federal, Inc. .............................          504,094           11,715
Webster Financial Corp. ..............................          281,900           13,621
WesBanco, Inc. + .....................................           64,845            2,124
Wilmington Trust Corp. ...............................           44,800            1,863
                                                                            ------------
                                                                                 228,956
                                                                            ------------


                                                              SHARES           VALUE
                                                           ------------     ------------
                                                              (DOLLARS IN THOUSANDS)
DIVERSIFIED FINANCIALS - 2.75%
 Affiliated Managers Group, Inc. /\ + ................           88,000     $      8,812
 Ares Capital Corp. ..................................          263,900            4,890
 Asset Acceptance Capital Corp. /\ + .................          476,122            8,480
 Assured Guaranty Ltd. ...............................          166,900            4,201
 Asta Funding, Inc. + ................................          197,500            6,723
 CBRE Realty Finance, Inc. + .........................          106,460            1,633
 CompuCredit Corp. /\ + ..............................          248,200            8,627
 Cowen Group, Inc. /\ ................................           81,000            1,170
 Financial Federal Corp. + ...........................          177,150            4,875
 IndyMac Bancorp, Inc. + .............................          159,100            7,231
 MCG Capital Corp. + .................................          561,100           10,055
 MortgageIT Holdings, Inc. + .........................          280,500            3,978
 Nelnet, Inc. /\ + ...................................           42,800            1,260
 Piper Jaffray Co. /\ ................................          133,113            9,205
 Raymond James Financial, Inc. .......................           58,200            1,854
 Texas Capital Bancshares, Inc. /\ ...................           54,700            1,096
 World Acceptance Corp. /\ ...........................           42,281            2,114
                                                                            ------------
                                                                                  86,204
                                                                            ------------
INSURANCE - 9.30%
 21st Century Insurance Group + ......................          551,900            8,709
 Alfa Corp. + ........................................           76,503            1,413
 American Equity Investment Life Holding Co. + .......          379,700            4,845
 American Financial Group, Inc. + ....................          540,500           25,868
 American National Insurance Co. .....................           11,600            1,346
 AmerUs Group Co. ....................................          203,000           13,901
 Arch Capital Group Ltd. /\ ..........................          139,000            8,936
 Argonaut Group, Inc. /\ .............................           14,607              497
 Aspen Insurance Holdings Ltd. .......................          235,800            5,853
 The Commerce Group, Inc. ............................          197,500            5,846
 Conseco, Inc. /\ + ..................................          544,600           11,077
 Delphi Financial Group, Inc. ........................          521,150           20,455
 FBL Financial Group, Inc. ...........................          218,448            7,722
 Fremont General Corp. + .............................           30,900              449
 Great American Financial Resources, Inc. ............           78,800            1,821
 The Hanover Insurance Group, Inc. ...................          453,800           20,580
 Harleysville Group, Inc. ............................           63,628            2,296
 HCC Insurance Holdings, Inc. ........................          248,800            8,375
 Horace Mann Educators Corp. .........................          449,000            9,043
 Infinity Property and Casualty Corp. ................          150,598            6,479
 KMG America Corp. /\ ................................          276,700            2,103
 LandAmerica Financial Group, Inc. + .................           51,100            3,224
 Mercury General Corp. ...............................          152,300            7,885
 The Midland Co. .....................................           57,800            2,702
 National Western Life Insurance Co. .................            2,400              576
 The Navigators Group, Inc. /\ .......................          179,700            8,458
 Odyssey Re Holdings Corp. + .........................          384,500           13,630
 Ohio Casualty Corp. + ...............................          352,040            9,656
 The Phoenix Companies, Inc. .........................          206,900            3,277


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

                                                             SHARES            VALUE
                                                           ------------     ------------
                                                              (DOLLARS IN THOUSANDS)
 PMA Capital Corp. /\ ................................          169,400     $      1,606
 Presidential Life Corp. .............................           90,400            2,133
 Protective Life Corp. ...............................          310,500           13,740
 Quanta Capital Holdings Ltd. /\ .....................          265,200              520
 Reinsurance Group of America, Inc. + ................          253,300           14,286
 Safety Insurance Group, Inc. + ......................          113,400            5,671
 Security Capital Assurance Ltd. /\ ..................          112,560            2,836
 StanCorp Financial Group, Inc. ......................          239,000           10,920
 Stewart Information Services Corp. + ................           43,500            1,612
 Triad Guaranty, Inc. /\ + ...........................          212,600           10,951
 United America Indemnity Ltd. /\ ....................          245,297            5,632
 United Fire & Casualty, Co. .........................           35,700            1,263
 Unitrin, Inc. .......................................           82,300            3,533
                                                                            ------------
                                                                                 291,725
                                                                            ------------
REAL ESTATE - 4.25%
 Alexandria Real Estate Equities, Inc. ...............           17,400            1,735
 American Financial Realty Trust .....................          477,700            5,575
 Annaly Capital Management, Inc. .....................          531,000            6,967
 Bluegreen Corp. /\ + ................................          321,300            4,029
 Brookfield Homes Corp. + ............................          134,870            4,377
 Capital Lease Funding, Inc. + .......................          453,100            5,338
 Capital Trust, Inc. + ...............................           70,600            3,142
 Comstock Homebuilding Companies, Inc. /\ + ..........          147,700              799
 Corrections Corp of America /\ ......................          106,759            4,878
 Crystal River Capital, Inc. + .......................           67,600            1,489
 DiamondRock Hospitality Co. .........................          145,800            2,460
 Eagle Hospitality Properties Trust, Inc. ............          196,000            1,838
 Education Realty Trust, Inc. + ......................          267,300            4,135
 Equity Inns, Inc. ...................................          521,300            8,747
 Fieldstone Investment Corp. + .......................          408,900            3,324
 First Potomac Realty Trust + ........................          100,500            3,109
 Government Properties Trust, Inc. ...................           22,900              242
 Health Care Real Estate Investment
  Trust, Inc. + ......................................           46,700            1,928
 Highland Hospitality Corp. ..........................          487,500            6,737
 Innkeepers USA Trust ................................          230,000            3,945
 Jones Lang LaSalle, Inc. ............................           78,400            7,213
 LaSalle Hotel Properties + ..........................          278,500           11,767
 Lexington Corporate Properties Trust + ..............          415,000            8,840
 MI Developments, Inc. ...............................          401,800           14,545
 Mission West Properties, Inc. + .....................          183,300            2,284
 Redwood Trust, Inc. .................................          117,800            6,475
 Strategic Hotel Capital, Inc. .......................          195,400            4,156
 Thomas Properties Group, Inc. .......................          108,500            1,468
 Ventas, Inc. ........................................           44,300            1,727
                                                                            ------------
                                                                                 133,269
                                                                            ------------
TOTAL FINANCIALS                                                                 740,154
                                                                            ------------



                                                              SHARES          VALUE
                                                           ------------     ------------
                                                             (DOLLARS IN THOUSANDS)
HEALTH CARE - 3.50%
 BIOTECHNOLOGY - 0.08%
  Charles River Laboratories International,
   Inc. /\ ...........................................           29,800     $      1,279
  Invitrogen Corp. /\ ................................           18,900            1,097
                                                                            ------------
                                                                                   2,376
                                                                            ------------
 HEALTH CARE EQUIPMENT & SUPPLIES - 0.06%
  Medical Action Industries, Inc. /\ .................           75,200            1,998
                                                                            ------------
 HEALTH CARE PROVIDERS & SERVICES - 2.81%
  Amedisys, Inc. /\ + ................................          149,100            6,049
  Apria Healthcare Group, Inc. /\ ....................          314,500            7,325
  Kindred Healthcare, Inc. /\ + ......................          295,900            7,989
  LifePoint Hospitals, Inc. /\ + .....................          335,600           11,914
  Magellan Health Services, Inc. /\ ..................          416,353           18,170
  MAXIMUS, Inc. ......................................          376,900           10,519
  Option Care, Inc. + ................................          460,763            5,838
  Pediatrix Medical Group, Inc. /\ ...................          150,400            6,757
  RehabCare Group, Inc. /\ + .........................          140,500            1,807
  Res-Care, Inc. /\ + ................................          207,400            4,011
  Triad Hospitals, Inc. /\ + .........................          164,300            6,084
  Universal Health Services, Inc. ....................           31,900            1,689
                                                                            ------------
                                                                                  88,152
                                                                            ------------
 PHARMACEUTICALS - 0.55%
  Aspreva Pharmaceuticals Corp. /\ ...................          332,100            6,041
  Endo Pharmaceuticals Holdings, Inc. /\ .............           30,800              879
  KV Pharmaceutical Co. /\ + .........................          101,300            2,261
  Sciele Pharma, Inc. /\ + ...........................          369,200            8,052
                                                                            ------------
                                                                                  17,233
                                                                            ------------
 TOTAL HEALTH CARE                                                               109,759
                                                                            ------------

INDUSTRIALS - 17.81%
 AEROSPACE & DEFENSE - 1.02%
  Alliant Techsystems, Inc. /\ + .....................           28,200            2,177
  Armor Holdings, Inc. /\ ............................          171,500            8,825
  BE Aerospace, Inc. /\ ..............................          250,400            6,330
  EDO Corp. + ........................................          115,800            2,769
  Esterline Technologies Corp. /\ + ..................          278,700           10,507
  United Industrial Corp. + ..........................           32,500            1,463
                                                                            ------------
                                                                                  32,071
                                                                            ------------
 AIR FREIGHT & COURIERS - 0.44%
  Ryder System, Inc. .................................          259,900           13,684
                                                                            ------------

 BUILDING PRODUCTS - 0.86%
  ElkCorp + ..........................................          152,000            3,818
  Griffon Corp. /\ + .................................           48,600            1,195
  Insituform Technologies, Inc. /\ + .................          492,800           11,517
  Lennox International, Inc. .........................          283,300            7,638


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

                                                              SHARES           VALUE
                                                           ------------     ------------
                                                              (DOLLARS IN THOUSANDS)
 Simpson Manufacturing Co., Inc. + ...................           75,200     $      2,135
 Universal Forest Products, Inc. + ...................           13,200              599
                                                                            ------------
                                                                                  26,902
                                                                            ------------
CHEMICALS - 0.14%
 Pioneer Companies, Inc. /\ ..........................          172,100            4,414
                                                                            ------------
COMMERCIAL SERVICES & SUPPLIES - 6.15%
 Adesa, Inc. + .......................................          239,500            6,021
 Allied Waste Industries, Inc. /\ ....................          156,700            1,904
 Bowne & Co., Inc. + .................................          417,800            6,530
 The Brink's Co. + ...................................          101,230            5,314
 Career Education Corp. /\ ...........................          259,300            5,777
 Casella Waste Systems, Inc. /\ + ....................          185,200            2,100
 Central Parking Corp. + .............................          213,800            3,667
 Ceridian Corp. /\ ...................................          102,000            2,404
 CheckFree Corp. /\ ..................................            5,800              229
 Clean Harbors, Inc. /\ + ............................          133,200            5,700
 Convergys Corp. /\ ..................................          256,500            5,440
 Con-way, Inc. .......................................          294,900           13,910
 CSG Systems International, Inc. /\ + ................          234,000            6,313
 Deluxe Corp. + ......................................          381,200            8,642
 Electro Rent Corp. /\ + .............................           83,006            1,372
 Ennis, Inc. .........................................           68,000            1,562
 Headwaters, Inc. /\ + ...............................          196,000            4,851
 John H. Harland Co. .................................          160,000            6,542
 Kelly Services, Inc. + ..............................          397,300           11,434
 Kforce, Inc. /\ .....................................          404,600            6,057
 Labor Ready, Inc. /\ ................................          274,000            4,798
 LECG Corp. /\ + .....................................          580,600           11,432
 McGrath Rentcorp ....................................          133,338            3,600
 Navigant Consulting, Inc. /\ + ......................          350,900            6,250
 PHH Corp. /\ + ......................................          279,800            7,723
 Pre-Paid Legal Services, Inc. + .....................          107,500            4,563
 The Providence Service Corp /\ + ....................          109,600            3,013
 Sabre Holdings Corp. ................................          638,498           16,231
 Spherion Corp. /\ + .................................          451,100            3,270
 Steelcase, Inc., A Shares ...........................           95,300            1,579
 United Stationers, Inc. /\ ..........................           82,500            3,939
 Valassis Communications, Inc. /\ ....................        1,027,300           15,420
 Waste Connections, Inc. /\ + ........................          129,700            5,278
                                                                            ------------
                                                                                 192,865
                                                                            ------------
CONSTRUCTION & ENGINEERING - 0.45%
 Comfort Systems USA, Inc. ...........................           99,822            1,159
 Infrasource Services, Inc. /\ + .....................          180,000            3,523
 The Shaw Group, Inc. /\ + ...........................          362,400            9,625
                                                                            ------------
                                                                                  14,307
                                                                            ------------
ELECTRICAL EQUIPMENT - 0.94%
 Brady Corp. + .......................................          314,900           11,651
 EnerSys /\ + ........................................           80,300            1,416


                                                              SHARES           VALUE
                                                           ------------     ------------
                                                              (DOLLARS IN THOUSANDS)

  II-VI, Inc. /\ .....................................          120,300     $      2,945
  Regal-Beloit Corp. + ...............................          247,400           12,234
  Thomas & Betts Corp. /\ ............................           23,200            1,195
                                                                            ------------
                                                                                  29,441
                                                                            ------------
 MACHINERY - 5.05%
  AGCO Corp. /\ ......................................        1,042,780           27,894
  Albany International Corp. .........................           14,600              491
  Barnes Group, Inc. + ...............................          568,400           11,396
  Briggs & Stratton Corp. + ..........................          379,800            9,681
  Flowserve Corp. /\ .................................          434,600           23,034
  The Greenbrier Companies, Inc. + ...................          115,300            4,324
  Harsco Corp. .......................................          149,900           12,236
  IDEX Corp. .........................................          243,800           11,434
  Kaydon Corp. + .....................................          326,400           13,644
  Kennametal, Inc. ...................................           57,000            3,518
  Navistar International Corp. /\ ....................          323,600            8,973
  Reliance Steel & Aluminum Co. ......................           40,000            1,374
  Terex Corp. /\ .....................................          268,200           13,882
  The Timken Co. .....................................          442,000           13,282
  Wabash National Corp. + ............................          222,000            3,115
                                                                            ------------
                                                                                 158,278
                                                                            ------------
 MARINE - 0.67%
  Alexander & Baldwin, Inc. ..........................          175,000            8,055
  Kirby Corp. /\ + ...................................          293,400           10,278
  Overseas Shipholding Group, Inc. ...................           41,400            2,590
                                                                            ------------
                                                                                  20,923
                                                                            ------------
 RENTAL AUTO/EQUIPMENT - 0.32%
  Avis Budget Group, Inc. ............................          136,650            2,704
  United Rentals, Inc. /\ + ..........................          311,300            7,375
                                                                            ------------
                                                                                  10,079
                                                                            ------------
 ROAD & RAIL - 1.54%
  Arkansas Best Corp. + ..............................          162,900            6,676
  Covenant Transport, Inc. /\ + ......................          182,300            2,277
  Laidlaw International, Inc. ........................          243,300            7,058
  Swift Transportation Co., Inc. /\ + ................          643,753           16,191
  Werner Enterprises, Inc. + .........................          162,800            2,987
  YRC Worldwide, Inc. /\ + ...........................          337,900           13,090
                                                                            ------------
                                                                                  48,279
                                                                            ------------
 TRADING COMPANIES & DISTRIBUTORS - 0.05%
  MSC Industrial Direct Co., Inc. ....................           36,100            1,477
                                                                            ------------

 TRANSPORT-SERVICES - 0.18%
  Bristow Group, Inc. /\ + ...........................          173,600            5,764
                                                                            ------------
 TOTAL INDUSTRIALS                                                               558,484
                                                                            ------------

INFORMATION TECHNOLOGY - 10.44%
 COMMUNICATIONS EQUIPMENT - 1.51%
  Andrew Corp. /\ + ..................................          174,900            1,620


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

                                                              SHARES           VALUE
                                                           ------------     ------------
                                                             (DOLLARS IN THOUSANDS)
 Avocent Corp. /\ + ..................................          233,800     $      8,583
 Brocade Communications Systems, Inc. /\ + ...........          541,000            4,387
 Comtech Telecommunications Corp. /\ + ...............          183,900            6,556
 DSP Group, Inc. /\ ..................................           43,900              953
 Emulex Corp. /\ .....................................          329,300            6,191
 Foundry Networks, Inc. /\ ...........................          495,600            6,274
 Plantronics, Inc. + .................................          219,600            4,636
 Powerwave Technologies, Inc. /\ + ...................          258,300            1,682
 Symmetricom, Inc. /\ + ..............................          294,500            2,494
 Tekelec, Inc. /\ + ..................................          260,800            3,847
                                                                            ------------
                                                                                  47,223
                                                                            ------------
COMPUTERS & PERIPHERALS - 0.67%
 Avid Technology, Inc. /\ + ..........................          135,100            4,880
 Electronics for Imaging, Inc. /\ ....................          223,500            5,283
 Hutchinson Technology, Inc. /\ + ....................          108,500            2,512
 Mercury Computer Systems, Inc. /\ + .................          464,600            5,724
 Palm, Inc. /\ + .....................................          177,500            2,725
                                                                            ------------
                                                                                  21,124
                                                                            ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.36%
 Arrow Electronics, Inc. /\ ..........................          264,600            7,898
 Avnet, Inc. /\ ......................................          994,500           23,550
 Benchmark Electronics, Inc. /\ + ....................          413,399           10,976
 Celestica, Inc. /\ + ................................          501,900            4,934
 Diebold, Inc. + .....................................          310,000           13,541
 Global Imaging Systems, Inc. /\ .....................           17,000              370
 IKON Office Solutions, Inc. + .......................          659,600            9,835
 Ingram Micro, Inc. /\ ...............................        1,478,300           30,468
 Littelfuse, Inc. /\ + ...............................          337,200           11,418
 Mettler-Toledo International, Inc. /\ ...............           35,200            2,416
 MTS Systems Corp. ...................................           34,200            1,138
 PerkinElmer, Inc. ...................................          102,300            2,185
 Plexus Corp. /\ + ...................................          312,600            6,852
 Vishay Intertechnology, Inc. /\ + ...................          820,100           11,063
                                                                            ------------
                                                                                 136,644
                                                                            ------------
INTERNET SOFTWARE & SERVICES - 0.87%
 EarthLink, Inc. /\ + ................................          970,100            6,810
 Netgear, Inc. /\ + ..................................          212,195            5,687
 NIC, Inc. /\ + ......................................          435,700            2,104
 United Online, Inc. + ...............................          482,080            6,518
 WebEx Communications, Inc. /\ + .....................          163,100            6,271
                                                                            ------------
                                                                                  27,390
                                                                            ------------
IT CONSULTING & SERVICES - 0.61%
 BearingPoint, Inc. /\ + .............................          332,000            2,765
 Perot Systems Corp. /\ ..............................          360,700            5,320
 Phase Forward, Inc. /\ ..............................          295,300            4,099
 SI International, Inc. /\ + .........................          138,900            4,606
 SYNNEX Corp. /\ + ...................................           51,500            1,156
 Unisys Corp. /\ + ...................................          183,600            1,201
                                                                            ------------
                                                                                  19,147
                                                                            ------------


                                                              SHARES           VALUE
                                                           ------------     ------------
                                                              (DOLLARS IN THOUSANDS)
 SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.25%
  Actel Corp. /\ + ...................................          170,200     $      2,790
  Cirrus Logic, Inc. /\ ..............................          296,500            2,093
  Fairchild Semiconductor International, Inc. /\ .....           48,700              785
  FEI Co. /\ + .......................................          201,700            4,611
  Integrated Device Technology, Inc. /\ ..............          104,800            1,661
  Kulicke and Soffa Industries, Inc. /\ + ............          162,500            1,459
  Micrel, Inc. /\ ....................................          227,100            2,535
  MKS Instruments, Inc. /\ ...........................          438,200            9,487
  Omnivision Technologies, Inc. /\ + .................          183,985            3,021
  Photronics, Inc. /\ ................................          121,200            1,696
  Rudolph Technologies, Inc. /\ ......................           87,100            1,538
  Teradyne, Inc. /\ + ................................          110,500            1,549
  Zoran Corp. /\ .....................................          422,300            5,878
                                                                            ------------
                                                                                  39,103
                                                                            ------------
 SOFTWARE - 1.17%
  Agile Software Corp. /\ + ..........................          245,700            1,656
  Computer Programs and Systems, Inc. /\ + ...........           26,000              889
  Epicor Software Corp. /\ + .........................          218,200            3,061
  EPIQ Systems, Inc. /\ + ............................          147,100            2,248
  Mentor Graphics Corp. /\ + .........................        1,185,500           19,999
  Novell, Inc. /\ ....................................          458,000            2,748
  Sybase, Inc. /\ + ..................................          207,000            5,041
  TIBCO Software, Inc. /\ ............................          116,700            1,080
                                                                            ------------
                                                                                  36,722
                                                                            ------------
 TOTAL INFORMATION TECHNOLOGY                                                    327,353
                                                                            ------------

MATERIALS - 6.41%
 BASIC MATERIALS - 0.08%
  AMCOL International Corp. + ........................           97,700            2,571
                                                                            ------------
 CHEMICALS - 2.99%
  Celanese Corp. .....................................          172,500            3,555
  CF Industries Holdings, Inc. + .....................          469,000            9,296
  Cytec Industries, Inc. .............................          100,400            5,561
  FMC Corp. ..........................................          226,300           15,513
  Georgia Gulf Corp. .................................          216,100            4,622
  H.B. Fuller Co. ....................................          213,000            5,280
  International Flavors & Fragrances, Inc. + .........           72,400            3,076
  Lubrizol Corp. .....................................          435,700           19,606
  Olin Corp. .........................................          504,600            8,730
  PolyOne Corp. /\ + .................................        1,837,700           15,069
  Tronox, Inc. + .....................................          154,300            2,021
  UAP Holding Corp. /\ + .............................           37,800              946
  Westlake Chemical Corp. ............................           14,600              461
                                                                            ------------
                                                                                  93,736
                                                                            ------------
 CONSTRUCTION MATERIALS - 0.20%
  Ameron International Corp. .........................           66,000            4,834


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

                                                              SHARES          VALUE
                                                           ------------     ------------
                                                              (DOLLARS IN THOUSANDS)

  Florida Rock Industries, Inc. + ....................           33,300     $      1,429
                                                                            ------------
                                                                                   6,263
                                                                            ------------
 CONTAINERS & PACKAGING - 0.30%
  AptarGroup, Inc. + .................................          140,100            7,693
  Silgan Holdings, Inc. ..............................           37,958            1,570
                                                                            ------------
                                                                                   9,263
                                                                            ------------
 METALS & MINING - 2.42%
  Century Aluminum Co. /\ + ..........................          420,200           16,354
  Compass Minerals International, Inc. + .............          103,200            3,194
  Foundation Coal Holdings, Inc. .....................          344,400           12,643
  Gibraltar Industries, Inc. + .......................          510,900           10,785
  GrafTech Int'l, Ltd. /\ ............................          749,100            4,532
  Metal Management, Inc. .............................          153,700            4,224
  Quanex Corp. + .....................................           90,150            3,021
  RTI International Metals, Inc. /\ + ................          117,800            7,223
  USEC, Inc. + .......................................          123,800            1,382
  Worthington Industries, Inc. + .....................          719,100           12,426
                                                                            ------------
                                                                                  75,784
                                                                            ------------
 PAPER & FOREST PRODUCTS - 0.42%
  Glatfelter .........................................          198,700            2,909
  Louisiana-Pacific Corp. ............................          209,600            4,146
  Neenah Paper, Inc. + ...............................           99,500            3,664
  Wausau Paper Corp. + ...............................          189,800            2,574
                                                                            ------------
                                                                                  13,293
                                                                            ------------
 TOTAL MATERIALS                                                                 200,910
                                                                            ------------

TELECOMMUNICATION SERVICES - 0.60%
 DIVERSIFIED TELECOMMUNICATION - 0.60%
  Cincinnati Bell, Inc. /\ + .........................        1,139,900            5,346
  Commonwealth Telephone Enterprises, Inc. ...........          145,700            6,099
  Iowa Telecommunications Services, Inc. .............          233,600            4,658
  Premiere Global Services, Inc. /\ ..................          335,000            2,787
                                                                            ------------
 TOTAL TELECOMMUNICATION SERVICES                                                 18,890
                                                                            ------------

UTILITIES - 6.73%
 ELECTRIC UTILITIES - 3.76%
  Black Hills Corp. + ................................           37,700            1,301
  Cleco Corp. + ......................................          171,500            4,408
  Duquesne Light Holdings, Inc. + ....................          438,800            8,701
  El Paso Electric Co. /\ ............................          164,400            3,840
  Great Plains Energy, Inc. + ........................          740,900           24,109
  Hawaiian Electric Industries, Inc. + ...............           63,200            1,771
  NSTAR ..............................................          557,600           19,399
  OGE Energy Corp. ...................................          389,200           15,015
  Otter Tail Corp. + .................................           38,100            1,141
  Pike Electric Corp. /\ .............................          192,100            3,544
  PNM Resources, Inc. ................................          227,800            6,415
  Puget Energy, Inc. .................................          402,800            9,619


                                                              SHARES            VALUE
                                                           ------------     ------------
                                                              (DOLLARS IN THOUSANDS)

  TECO Energy, Inc. ..................................           97,600     $      1,610
  WPS Resources Corp. + ..............................          319,700           17,011
                                                                            ------------
                                                                                 117,884
                                                                            ------------
 GAS UTILITIES - 2.65%
  AGL Resources, Inc. + ..............................          479,900           17,996
  Atmos Energy Corp. + ...............................          651,900           20,033
  Energen Corp. ......................................           70,900            3,036
  The Laclede Group, Inc. ............................          145,400            5,181
  National Fuel Gas Co. + ............................          244,800            9,155
  New Jersey Resources Corp. + .......................          157,100            8,147
  Peoples Energy Corp. + .............................           45,200            1,975
  Southern Union Co. .................................          160,348            4,438
  UGI Corp. ..........................................          233,600            6,190
  WGL Holdings, Inc. + ...............................          212,500            6,896
                                                                            ------------
                                                                                  83,047
                                                                            ------------
 MULTI-UTILITIES - 0.32%
  Vectren Corp. ......................................          111,500            3,240
  Westar Energy, Inc. ................................          275,500            6,976
                                                                            ------------
                                                                                  10,216
                                                                            ------------
 TOTAL UTILITIES                                                                 211,147
                                                                            ------------
 TOTAL COMMON STOCKS                                                           2,995,582
                                                                            ------------

SHORT TERM INVESTMENTS - 4.10%
  American Beacon Money Market Select
   Fund ++ ...........................................      114,617,466          114,617

                                                                PAR
                                                              AMOUNT
                                                           ------------
  U.S. Treasury Bill,
   4.90%, Due 12/7/2006 # ............................     $     14,055           13,987
                                                                            ------------
  TOTAL SHORT TERM INVESTMENTS                                                   128,604
                                                                            ------------

                                                              SHARES
                                                           ------------
SECURITIES LENDING COLLATERAL 25.15%
  American Beacon Cash Plus Trust ++ .................      542,647,134          542,647
  American Beacon Money Market Select
   Fund ++ ...........................................      245,938,709          245,939
                                                                            ------------
 TOTAL SECURITIES LENDING COLLATERAL                                             788,586
                                                                            ------------
TOTAL INVESTMENTS 124.76% - (COST $3,523,780)                                  3,912,772
LIABILITIES, NET OF OTHER ASSETS - (24.76%)                                     (776,475)
                                                                            ------------
TOTAL NET ASSETS - 100.00%                                                  $  3,136,297
                                                                            ============


                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2006
--------------------------------------------------------------------------------

      Percentages are stated as a percent of net assets.

/\    Non-income producing security.

+     All or a portion of this security is on loan at October 31, 2006.

++    The Fund/Trust is affiliated by having the same investment advisor.

# At October 31, 2006, security pledged as collateral for open futures contracts.


FUTURES CONTRACTS
 (DOLLARS IN THOUSANDS)


                                                                                                    UNREALIZED
                                                 NUMBER OF         EXPIRATION         MARKET       APPRECIATION/
                                                 CONTRACTS            DATE            VALUE       (DEPRECIATION)
                                                 ---------         ----------       ---------     --------------
Emini Mini Russell                                 1,663           Dec 2006         $ 128,217     $        4,268
                                                                                    =========     ==============





                             See accompanying notes
--------------------------------------------------------------------------------
					14

AMERICAN BEACON SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2006 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
--------------------------------------------------------------------------------




ASSETS:
     Investments in unaffiliated securities, at value(A C).................   $ 3,009,569
     Investments in affiliated securities, at value(B).....................       903,203
     Receivable for investments sold.......................................        24,765
     Dividends and interest receivable.....................................         2,314
     Receivable for fund shares sold.......................................         1,574
     Prepaid expenses......................................................            37
                                                                              -----------
          TOTAL ASSETS.....................................................     3,941,462
                                                                              -----------
LIABILITIES:
     Payable for investments purchased.....................................         6,827
     Payable upon return of securities loaned..............................       788,586
     Payable for fund shares redeemed......................................         3,444
     Payable for variation margin on open futures contracts................           439
     Management and investment advisory fees payable (Note 2)..............         4,410
     Administrative service and service fees payable.......................           857
     Other liabilities.....................................................           602
                                                                              -----------
          TOTAL LIABILITIES................................................       805,165
                                                                              -----------
NET ASSETS.................................................................   $ 3,136,297
                                                                              ===========
ANALYSIS OF NET ASSETS:
     Paid-in-capital.......................................................     2,520,282
     Undistributed net investment income...................................        17,578
     Accumulated net realized gain (loss)..................................       205,177
     Unrealized appreciation (depreciation) of investments, futures
       contracts and foreign currency......................................       393,260
                                                                              -----------
NET ASSETS.................................................................   $ 3,136,297
                                                                              ===========
SHARES OUTSTANDING (NO PAR VALUE):
     Institutional Class...................................................    58,533,659
                                                                              ===========
     PlanAhead Class.......................................................    60,416,409
                                                                              ===========
     Service Class.........................................................     3,218,303
                                                                              ===========
     AMR Class.............................................................    18,364,004
                                                                              ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
     Institutional Class...................................................   $     22.53
                                                                              ===========
     PlanAhead Class.......................................................   $     22.08
                                                                              ===========
     Service Class.........................................................   $     21.94
                                                                              ===========
     AMR Class.............................................................   $     22.48
                                                                              ===========

--------

(A) Cost of investments in unaffiliated securities.........................   $ 2,620,577
(B) Cost of investments in affiliated securities...........................       903,203
(C) Market value of securities on loan.....................................       765,935




                             See accompanying notes

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2006 (IN THOUSANDS)
--------------------------------------------------------------------------------




INVESTMENT INCOME:
     Dividend income from unaffiliated securities (net of foreign taxes)*...   $ 42,521
     Dividend income from affiliated securities.............................      5,868
     Interest income........................................................        614
     Income derived from securities lending, net............................      1,684
                                                                               --------
          TOTAL INVESTMENT INCOME...........................................     50,687
                                                                               --------
EXPENSES:
     Management and investment advisory fees (Note 2).......................     15,499
     Administrative service fees (Note 2):
       Institutional Class..................................................      3,128
       PlanAhead Class......................................................      3,331
       Service Class........................................................        150
     Transfer agent fees:
       Institutional Class..................................................        226
       PlanAhead Class......................................................        164
       Service Class........................................................         23
       AMR Class............................................................         12
     Custody and fund accounting fees.......................................        479
     Professional fees......................................................         86
     Registration fees and expenses.........................................         46
     Service fees:
       PlanAhead Class (Note 2).............................................      3,331
       Service Class (Note 2)...............................................        150
     Distribution fees -- Service Class (Note 2)............................        150
     Prospectus and shareholder reports.....................................        486
     Other expenses.........................................................        321
                                                                               --------
          TOTAL EXPENSES....................................................     27,582
                                                                               --------
NET INVESTMENT INCOME.......................................................     23,105
                                                                               --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) from:
       Investments..........................................................    202,647
       Commission recapture (Note 1)........................................        448
       Futures contracts....................................................       (424)
     Change in net unrealized appreciation or depreciation of:
       Investments..........................................................    203,548
       Futures contracts....................................................      8,585
                                                                               --------
          NET GAIN (LOSS) ON INVESTMENTS....................................    414,804
                                                                               --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................   $437,909
                                                                               ========
     * Foreign taxes........................................................   $     42




                             See accompanying notes

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------



                                                                       YEAR ENDED     YEAR ENDED
                                                                      OCTOBER 31,    OCTOBER 31,
                                                                          2006           2005
                                                                      -----------    -----------


INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income.........................................    $   23,105     $   14,541
     Net realized gain (loss) on investments, futures contracts,
       and foreign currency transactions...........................       202,671        128,038
     Change in net unrealized appreciation or depreciation of
       investments, futures contracts, and foreign currency
       translations................................................       212,133         68,643
                                                                       ----------     ----------

          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....       437,909        211,222
                                                                       ----------     ----------

DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income:
       Institutional Class.........................................        (7,101)        (1,734)
       PlanAhead Class.............................................        (6,167)        (1,962)
       Service Class...............................................          (139)           (37)
       AMR Class...................................................        (3,772)        (2,456)
     Net realized gain on investments:
       Institutional Class.........................................       (46,081)       (20,489)
       PlanAhead Class.............................................       (59,088)       (27,260)
       Service Class...............................................        (2,120)          (632)
       AMR Class...................................................       (17,954)       (20,024)
                                                                       ----------     ----------
          NET DISTRIBUTIONS TO SHAREHOLDERS........................      (142,422)       (74,594)
                                                                       ----------     ----------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from sales of shares.................................       721,048      2,144,506
     Reinvestment of dividends and distributions...................       138,617         70,239
     Cost of shares redeemed.......................................      (886,291)      (830,022)
                                                                       ----------     ----------
          NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
            TRANSACTIONS...........................................       (26,626)     1,384,723
                                                                       ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS..............................       268,861      1,521,351
                                                                       ----------     ----------
NET ASSETS:
     Beginning of period...........................................     2,867,436      1,346,085
                                                                       ----------     ----------
     END OF PERIOD*................................................    $3,136,297     $2,867,436
                                                                       ==========     ==========
     * Includes undistributed net investment income (loss) of......    $   17,578     $   12,280
                                                                       ==========     ==========





                             See accompanying notes

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2006
--------------------------------------------------------------------------------


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Small Cap Value Fund (the "Fund"), a series of the Trust.

     American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

  Class Disclosure

     The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:


CLASS:                                     OFFERED TO:                          SERVICE AND DISTRIBUTION FEES:
------                                     -----------                          ------------------------------


INSTITUTIONAL CLASS   Investors making an initial investment of $2 million   Administrative Service Fee --  0.25%
PLANAHEAD CLASS       General public and investors investing through an      Administrative Service Fee --  0.25%
                      intermediary                                                          Service Fee --  0.25%
SERVICE CLASS         Investors investing through an intermediary            Administrative Service Fee --  0.25%
                                                                                            Service Fee --  0.25%
                                                                                       Distribution Fee --  0.25%
AMR CLASS             Investors in the tax-exempt retirement and benefit                                      N/A
                      plans of AMR Corporation and its affiliates


  Security Valuation

     Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

     Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at a fair value following procedures approved by the Board of Trustees (the "Board").

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.




--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2006
--------------------------------------------------------------------------------


     The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

     Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

  Futures Contracts

     Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Fund reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

  Dividends to Shareholders

     Dividends from net investment income of the Fund normally will be declared and paid annually. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

  Commission Recapture

     The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund's investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gains of the Fund's Statement of Operations.

  Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.




--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2006
--------------------------------------------------------------------------------


  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Recently Issued Accounting Pronouncements

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

     In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2006, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management and securities lending services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. Management fees paid during the year ended October 31, 2006 were as follows (dollars in thousands):


                             AMOUNTS PAID TO    NET AMOUNTS
 MANAGEMENT    MANAGEMENT       INVESTMENT      RETAINED BY
  FEE RATE         FEE           ADVISORS         MANAGER
-----------    ----------    ---------------    -----------


0.35%-0.60%      $15,499         $12,430           $3,069






--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2006
--------------------------------------------------------------------------------


     As compensation for services provided by the Manager in connection with securities lending activities, the Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. During the year ended October 31, 2006, securities lending fees totaling $243,871 were paid to the Manager by the Fund. This fee is netted against securities lending income in the Statement of Operations.

  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative and management services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of the Fund.

  Distribution Plans

     The Trust, except for the Service Class of the Fund, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

     A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Fund. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

  Service Plans

     The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.25% of the average daily net assets of the PlanAhead and Service Classes of the Fund.

  Investment in Affiliated Funds

     The Fund is permitted, pursuant to an exemptive order by the Securities and Exchange Commission ("SEC") and procedures approved by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"). Cash collateral received by the Fund in connection with securities lending may be invested in the Select Fund and the American Beacon Cash Plus Trust (the "Cash Trust"). The Fund, the Select Fund and the Cash Trust (collectively, the "Affiliated Funds") have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Affiliated Funds and receives from each Affiliated Fund an annualized fee equal to 0.10% of its average daily net assets. During the year ended October 31, 2006, fees earned by the Manager from the Affiliated Funds were as follows:


                        SECURITIES LENDING
 DIRECT INVESTMENT     COLLATERAL INVESTED
IN AFFILIATED FUNDS    IN AFFILIATED FUNDS      TOTAL
-------------------    -------------------    --------


      $123,023               $731,641         $854,664






--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2006
--------------------------------------------------------------------------------


  Interfund Lending Program

     Pursuant to an exemptive order by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating series managed by the Manager. At October 31, 2006, the Fund had not utilized the credit facility.

  Other

     At October 31, 2006, AMR Corporation and subsidiary companies and employee benefit trusts thereof owned 100% of AMR Class shares of the Fund.

3.  FEDERAL INCOME AND EXCISE TAXES

     It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005 were as follows (in thousands):


                                                                         YEAR ENDED    YEAR ENDED
                                                                        OCTOBER 31,   OCTOBER 31,
                                                                            2006          2005
                                                                        -----------   -----------


DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
     Institutional Class.............................................     $ 20,806      $12,463
     PlanAhead Class.................................................       23,742       16,237
     Service Class...................................................          770          368
     AMR Class.......................................................        9,112       12,942
LONG-TERM CAPITAL GAIN
     Institutional Class.............................................       32,376        9,760
     PlanAhead Class.................................................       41,513       12,985
     Service Class...................................................        1,489          301
     AMR Class.......................................................       12,614        9,538
                                                                          --------      -------
          TOTAL DISTRIBUTIONS PAID...................................     $142,422      $74,594
                                                                          --------      -------



     As of October 31, 2006, the components of distributable earnings on a tax basis were as follows (in thousands):



Cost basis of investments for federal income tax purposes...................   $3,532,964
Unrealized appreciation.....................................................      478,896
Unrealized depreciation.....................................................      (99,088)
                                                                               ----------
Net unrealized appreciation (depreciation)..................................      379,808
Undistributed ordinary income...............................................       80,274
Undistributed long-term gain (loss).........................................      155,934
                                                                               ----------
Distributable earnings......................................................   $  616,016
                                                                               ==========







--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2006
--------------------------------------------------------------------------------


     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, and reclassifications of income from real estate investment securities.

     Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

     Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities, foreign currency, and dividend reclasses that have been reclassified as of October 31, 2006 (in thousands):



Paid-in-capital................................................................   $  --
Undistributed net investment income............................................    (628)
Accumulated net realized gain (loss)...........................................     628
Unrealized appreciation (depreciation) of investments, futures contracts and
  foreign currency.............................................................      --


4.  INVESTMENT TRANSACTIONS

     Investment transactions for the year ended October 31, 2006 (excluding short-term investments) are as follows (in thousands):



Purchases...........  $1,409,528
Proceeds from
  sales.............  $1,563,952


     A summary of the Fund's direct ownership and transactions in Affiliated Funds for the year ended October 31, 2006 is set forth below (in thousands):


                                               OCTOBER 31, 2005                                   OCTOBER 31, 2006
AFFILIATED FUND                              SHARES/MARKET VALUE     PURCHASES       SALES      SHARES/MARKET VALUE
---------------                              -------------------    ----------    ----------    -------------------


Select Fund...............................         $124,632         $1,109,433    $1,119,448          $114,617


5.  SECURITIES LENDING

     The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the "Agent") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements.

     The Fund, the Agent and the Manager retain 65%, 25% and 10%, respectively, of the income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund, the Agent and the Manager 65%, 25% and 10%, respectively. The Fund also continues to receive income on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan.




--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2006
--------------------------------------------------------------------------------


     Risks to the Fund in securities lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

     At October 31, 2006, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):


  MARKET VALUE OF
SECURITIES ON LOAN    NON-CASH COLLATERAL    CASH COLLATERAL
------------------    -------------------    ---------------


     $765,935                  $5                $788,586


     Cash collateral is invested in a joint investment account, which is comprised of an investment in the Cash Trust and the Select Fund. The allocated amounts have been included as investments in the Schedule of Investments and Statement of Assets and Liabilities. Income earned on these investments is reported as Income derived from securities lending in the Statement of Operations.

     Non-Cash collateral received by the Fund may not be sold or repledged; therefore, non-cash collateral is not included on the Fund's Schedule of Investments or Statement of Assets and Liabilities.

6.  CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

Year Ended October 31, 2006


                                      INSTITUTIONAL CLASS         PLANAHEAD CLASS          SERVICE CLASS            AMR CLASS
                                     ---------------------     ---------------------    -------------------    ------------------
                                      SHARES       AMOUNT       SHARES       AMOUNT     SHARES      AMOUNT     SHARES     AMOUNT
                                     -------     ---------     -------     ---------    ------     --------    ------    --------


Shares sold.....................      18,285     $ 389,424      12,755     $ 269,509     1,941     $ 40,521     1,002    $ 21,594
Reinvestment of dividends.......       2,467        50,759       3,162        63,873       112        2,259     1,061      21,726
Shares redeemed.................     (14,930)     (320,285)    (21,412)     (446,771)   (1,078)     (22,608)   (4,550)    (96,627)
                                     -------     ---------     -------     ---------    ------     --------    ------    --------
Net increase (decrease) in
  shares outstanding............       5,822     $ 119,898      (5,495)    $(113,389)      975     $ 20,172    (2,487)   $(53,307)
                                     =======     =========     =======     =========    ======     ========    ======    ========



Year Ended October 31, 2005


                                     INSTITUTIONAL CLASS         PLANAHEAD CLASS          SERVICE CLASS            AMR CLASS
                                    --------------------     ----------------------    ------------------    --------------------
                                    SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
                                    ------       ------       ------       ------      ------      ------     ------      ------


Shares sold....................     38,008     $ 759,658      52,534     $1,035,304     2,036     $40,048     15,182    $ 309,496
Reinvestment of dividends......        923        18,570       1,443         28,520        34         669      1,123       22,480
Shares redeemed................     (9,004)     (182,580)    (13,220)      (262,130)     (467)     (9,230)   (18,790)    (376,082)
                                    ------     ---------     -------     ----------     -----     -------    -------    ---------
Net increase (decrease) in
  shares outstanding...........     29,927     $ 595,648      40,757     $  801,694     1,603     $31,487     (2,485)   $ (44,106)
                                    ======     =========     =======     ==========     =====     =======    =======    =========







--------------------------------------------------------------------------------

                      (This page intentionally left blank)



(LIGHTHOUSE LOGO)




--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD))
--------------------------------------------------------------------------------



                                                      INSTITUTIONAL CLASS                              PLANAHEAD CLASS
                                      --------------------------------------------------  -----------------------------------------

                                                    YEAR ENDED OCTOBER 31,                          YEAR ENDED OCTOBER 31,
                                      --------------------------------------------------  -----------------------------------------
                                         2006       2005(C)    2004(G)  2003(D)    2002      2006       2005(C)    2004(G)  2003(D)
                                      ----------  ----------  --------  -------  -------  ----------  ----------  --------  -------


Net asset value, beginning of
  period...........................   $    20.43  $    18.85  $  16.21  $ 11.28  $ 11.69  $    20.04  $    18.54  $  15.95  $ 11.22
                                      ----------  ----------  --------  -------  -------  ----------  ----------  --------  -------
Income from investment operations:
     Net investment income
       (loss)(A)...................         0.19        0.11      0.07    (0.01)   (0.01)       0.13        0.09      0.08     0.05
     Net gains on securities (both
       realized and
       unrealized)(A)..............         2.94        2.31      3.09     5.24     0.47        2.89        2.24      2.98     5.08
                                      ----------  ----------  --------  -------  -------  ----------  ----------  --------  -------
Total income from investment
  operations.......................         3.13        2.42      3.16     5.23     0.46        3.02        2.33      3.06     5.13
                                      ----------  ----------  --------  -------  -------  ----------  ----------  --------  -------
Less distributions:
     Dividends from net investment
       income......................        (0.14)      (0.07)    (0.08)   (0.02)   (0.11)      (0.09)      (0.06)    (0.03)   (0.12)
     Distributions from net
       realized gains on
       securities..................        (0.89)      (0.77)    (0.44)   (0.28)   (0.76)      (0.89)      (0.77)    (0.44)   (0.28)
                                      ----------  ----------  --------  -------  -------  ----------  ----------  --------  -------
Total distributions................        (1.03)      (0.84)    (0.52)   (0.30)   (0.87)      (0.98)      (0.83)    (0.47)   (0.40)
                                      ----------  ----------  --------  -------  -------  ----------  ----------  --------  -------
Net asset value, end of period.....   $    22.53  $    20.43  $  18.85  $ 16.21  $ 11.28  $    22.08  $    20.04  $  18.54  $ 15.95
                                      ==========  ==========  ========  =======  =======  ==========  ==========  ========  =======
Total return.......................       15.80%      12.90%    19.86%   47.45%    3.29%      15.56%      12.63%    19.56%   47.12%
                                      ==========  ==========  ========  =======  =======  ==========  ==========  ========  =======
Ratios and supplemental data:
     Net assets, end of period (in
       thousands)..................   $1,319,024  $1,076,909  $429,540  $89,579  $21,936  $1,333,814  $1,320,853  $466,364  $66,906
     Ratios to average net assets
       (annualized):
       Expenses net of waivers(A)..        0.82%       0.87%     0.89%    0.89%    0.82%       1.06%       1.10%     1.15%    1.16%
       Expenses before waivers(A)..        0.82%       0.87%     0.89%    0.89%    0.82%       1.06%       1.10%     1.15%    1.16%
       Net investment income (loss)
          net of waivers(A)........        0.83%       0.66%     0.57%    0.60%    0.81%       0.59%       0.42%     0.33%    0.39%
       Net investment income (loss)
          before waivers(A)........        0.83%       0.66%     0.57%    0.60%    0.81%       0.59%       0.42%     0.33%    0.39%
     Portfolio turnover rate(B)....          48%         47%       35%      75%      81%         48%         47%       35%      75%



--------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Small Cap Value Portfolio through February 28, 2002.

(B) The Small Cap Value Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C) Opus Capital Group, LLC was added as an investment advisor on February 1, 2005 and Metropolitan West Capital Management, LLC, SSgA Funds Management, Inc. and Dreman Value Management, LLC were added as investment advisors on August 12, 2005.

(D) Barrow, Hanley, Mewhinney & Strauss, Inc. was added as an investment advisor to the Small Cap Value Fund on September 18, 2003.

(E)   Not annualized.

(F) Portfolio turnover rate is for the period November 1, 2002 through October 31, 2003.

(G) The Boston Company Asset Management, LLC was added as an investment advisor to the Small Cap Value Fund on September 27, 2004.

(H)   Annualized.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



PLANAHEAD CLASS               SERVICE CLASS                                    AMR CLASS
---------------  --------------------------------------    ------------------------------------------------
   YEAR ENDED            YEAR ENDED
  OCTOBER 31,           OCTOBER 31,           MAY 1 TO                  YEAR ENDED OCTOBER 31,
---------------  -------------------------  OCTOBER 31,    ------------------------------------------------
      2002         2006   2005(C)  2004(G)    2003(D)        2006     2005(C)   2004(G)   2003(D)    2002
---------------  -------  -------  -------  -----------    --------  --------  --------  --------  --------


    $ 11.64      $ 19.94  $ 18.49  $ 15.92  $     11.88    $  20.38  $  18.78  $  16.13  $  11.30  $  11.71
    -------      -------  -------  -------  -----------    --------  --------  --------  --------  --------

       0.06         0.07     0.04     0.01           --        0.27      0.21      0.14      0.10      0.15

       0.36         2.88     2.23     3.00         4.04        2.91      2.26      3.04      5.15      0.34
    -------      -------  -------  -------  -----------    --------  --------  --------  --------  --------
       0.42         2.95     2.27     3.01         4.04        3.18      2.47      3.18      5.25      0.49
    -------      -------  -------  -------  -----------    --------  --------  --------  --------  --------

      (0.08)       (0.06)   (0.05)      --           --       (0.19)    (0.10)    (0.09)    (0.14)    (0.14)
      (0.76)       (0.89)   (0.77)   (0.44)          --       (0.89)    (0.77)    (0.44)    (0.28)    (0.76)
    -------      -------  -------  -------  -----------    --------  --------  --------  --------  --------
      (0.84)       (0.95)   (0.82)   (0.44)          --       (1.08)    (0.87)    (0.53)    (0.42)    (0.90)
    -------      -------  -------  -------  -----------    --------  --------  --------  --------  --------
    $ 11.22      $ 21.94  $ 19.94  $ 18.49  $     15.92    $  22.48  $  20.38  $  18.78  $  16.13  $  11.30
    =======      =======  =======  =======  ===========    ========  ========  ========  ========  ========
      2.99%       15.23%   12.32%   19.24%       34.01%(E)   16.12%    13.23%    20.12%    47.93%     3.54%
    =======      =======  =======  =======  ===========    ========  ========  ========  ========  ========

    $16,190      $70,602  $44,709  $11,828  $         1    $412,857  $424,965  $438,353  $327,542  $181,180

      1.11%        1.34%    1.40%    1.38%        1.49%(H)    0.55%     0.58%     0.60%     0.61%     0.56%
      1.11%        1.34%    1.40%    1.69%    1,089.04%(H)    0.55%     0.58%     0.60%     0.61%     0.56%
      0.52%        0.31%    0.12%    0.17%       (0.05%)(H)   1.10%     0.94%     0.84%     0.95%     1.09%
      0.52%        0.31%    0.12%   (0.14%)  (1,087.60%)(H)   1.10%     0.94%     0.84%     0.95%     1.09%
        81%          48%      47%      35%          75%(F)      48%       47%       35%       75%       81%





--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
PRIVACY POLICY
(Unaudited)
--------------------------------------------------------------------------------


     The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

     We may collect nonpublic personal information about you from one or more of the following sources:

     - information we receive from you on applications or other forms;

     - information about your transactions with us or our service providers; and

     - information we receive from third parties.

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

AMERICAN BEACON SMALL CAP VALUE FUND
FEDERAL TAX INFORMATION
October 31, 2006 (Unaudited)
--------------------------------------------------------------------------------

     For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended October 31, 2006, which is designated as qualifying for the dividend-received deduction, was 74.4%.

     For shareholders in the Fund, the percentage of dividend income distributed for the year ended October 31, 2006, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, was 31.8%. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

     Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $87,992,068 as long-term capital gain dividends for the tax year ended October 31, 2006.



--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE RE-APPOINTMENT OF METROPOLITAN WEST CAPITAL MANAGEMENT, LLC
(Unaudited)
--------------------------------------------------------------------------------


     At the May 11, 2006 meeting of the Board of Trustees (the "Board"), American Beacon Advisors, Inc. (the "Manager") proposed that the Board approve the re-appointment of Metropolitan West Capital Management, LLC ("MetWest Capital") and the approval of a new Investment Advisory Agreement between MetWest Capital and the Manager ("Agreement") following Evergreen Investment Company, Inc.'s ("Evergreen") acquisition of a controlling interest of MetWest Capital. Prior to the meeting, the Board requested and reviewed information provided by MetWest Capital in connection with its consideration to re-appoint MetWest Capital. The Board considered, among other materials, responses by MetWest Capital discussing:

     - whether there would be changes in fee rate schedule to be paid by the American Beacon Large Cap Value Fund and American Beacon Small Cap Value Fund (collectively, the "Funds") under the Agreement;

     - whether the level of services provided to the Funds by MetWest will be affected by the change of control;

     - the effects of the change of control on portfolio management personnel and the adequacy of staffing levels to provide quality services to the Funds;

     - whether MetWest Capital's trading activities would change as a result of the change of control;

     - information regarding MetWest Capital's new affiliates, including Evergreen;

     - material changes to MetWest Capital's compliance program and code of ethics; and

     - potential benefits to the Funds resulting from the change of control.

     The Board considered several factors when evaluating MetWest Capital and in approving the Agreement. In addition, the Board took into consideration its evaluation of MetWest Capital at its February 2006 Board meeting in connection with the annual renewal of the prior Agreement with MetWest Capital. A discussion of the factors relating to the Board's approval of the Agreement follows.

     Nature, extent and quality of the services provided by MetWest Capital. The Board considered the services provided by MetWest Capital under the prior Agreement and those to be provided following MetWest Capital's change of control. In this connection, the Board noted that the Manager and MetWest Capital would enter into a new Agreement that is substantially identical to the existing agreement except for a different effective date. In addition, the Board considered that MetWest Capital represented that the level of services to be provided to the Funds following the change of control would not change, but may be enhanced as noted below. In considering that the Funds' portfolio manager and other senior executives at MetWest Capital have signed long-term contracts with Evergreen, the Board concluded that these actions would provide continuity of portfolio management for the Funds. Additionally, the Board considered that: (1) MetWest Capital's trading activities would not be affected by the change of control, but MetWest Capital may execute Fund trades through a new affiliated broker-dealer; (2) the regulatory actions and litigation reported by MetWest Capital related to newly affiliated entities that would not provide investment advisory services to the Funds; and (3) MetWest Capital would adopt Evergreen's compliance program and code of ethics. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by MetWest Capital were appropriate for the Funds, and, thus, supported a decision to approve the Agreement.

     Performance of MetWest Capital. The Board relied upon its February 2006 evaluation of MetWest Capital's performance and determined that the historical investment performance of MetWest Capital supported the Board's decision to re-appoint MetWest as an investment adviser to the Funds.

     Investment advisory fees, costs of services, profitability and economies of scale. The Board considered the investment advisory fees paid to MetWest for its services to the Funds. In this connection, the Board noted that the investment advisory fee rates would not change under the Agreement. The Board relied upon its February 2006 evaluation of comparative data on investment advisory fees because MetWest Capital had represented previously that it does not charge other comparable clients a fee rate lower than that charged to the Funds. The Board


--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE RE-APPOINTMENT OF METROPOLITAN WEST CAPITAL MANAGEMENT, LLC -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------


concluded that MetWest Capital's fees under the Agreement are reasonable based on the services provided to the Funds. The Board also relied upon its February 2006 evaluation of the costs of the services provided by MetWest Capital, MetWest Capital's profitability and whether the fee schedule reflected economies of scale for the benefit of the Funds' investors. The Board noted that such reliance was reasonable because MetWest Capital proposed to maintain the same fee rate schedule.

     Other Benefits. The Board considered certain other benefits to the Funds as a result of the change of control. In this regard, the Board considered that:
(1) Evergreen maintains a large compliance staff who will augment its compliance oversight and resources; (2) MetWest Capital will have access to the substantial technology team at Evergreen; and (3) MetWest Capital will have potential for better employee retention due to Evergreen's enhanced benefit programs. After consideration of this information, the Board concluded that the Funds could receive additional benefits due to the enhanced services provided by MetWest Capital.

     Board's Conclusions. The Board did not identify any single factor as being of paramount importance and different Trustees may have given different weight to different factors. However, based on the various considerations described above, the Trustees, including a majority of the Independent Trustees, concluded that the proposed investment advisory fee is reasonable and the approval of the Agreement is in the best interests of the Funds and their shareholders and, as a result, approved the Agreement.



--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(Unaudited)
--------------------------------------------------------------------------------


     The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.


                                POSITION, TERM OF
                                OFFICE AND LENGTH
                                 OF TIME SERVED             PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS            WITH THE TRUST                      AND CURRENT DIRECTORSHIPS
---------------------           -----------------           -------------------------------------------


INTERESTED TRUSTEES

                                      Term

                                Lifetime of Trust
                                 until removal,
                                 resignation or
                                   retirement*


William F. Quinn** (58)            Trustee and         Chairman and CEO (2006-Present) and President (1986-
                              President since 1987     2006), American Beacon Advisors, Inc.; Chairman
                                                       (1989-2003) and Director (1979-1989, 2003-Present),
                                                       American Airlines Federal Credit Union; Director,
                                                       Crescent Real Estate Equities, Inc. (1994-Present);
                                                       Director, Pritchard, Hubble & Herr, LLC (investment
                                                       advisor) (2001-2006); Director of Investment
                                                       Committee, Southern Methodist University Endowment
                                                       Fund (1996-Present); Member, Southern Methodist
                                                       University Cox School of Business Advisory Board
                                                       (1999-2002); Member, New York Stock Exchange Pension
                                                       Manager Committee (1997-1998, 2000-2002, 2006-
                                                       Present); Vice Chairman, Committee for the
                                                       Investment of Employee Benefits (2004-Present);
                                                       Chairman, Committee for the Investment of Employee
                                                       Benefits Defined Benefit Sub-Committee (2002-2004);
                                                       Director, United Way of Metropolitan Tarrant County
                                                       (1988-2000, 2004-Present); Trustee, American Beacon
                                                       Mileage Funds (1995-Present); Trustee, American
                                                       Beacon Select Funds (1999-Present); Trustee,
                                                       American Beacon Master Trust (1995-Present).


Alan D. Feld** (69)            Trustee since 1996      Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law
                                                       firm) (1960-Present); Director, Clear Channel
                                                       Communications (1984-Present); Trustee, CenterPoint
                                                       Properties (1994-Present); Trustee, American Beacon
                                                       Mileage Funds (1996-Present); Trustee, American
                                                       Beacon Select Funds (1999-Present); Trustee,
                                                       American Beacon Master Trust (1996-Present).


--------------------------------------------------------------------------------

(Unaudited)
--------------------------------------------------------------------------------


                                POSITION, TERM OF
                                OFFICE AND LENGTH
                                 OF TIME SERVED             PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS            WITH THE TRUST                      AND CURRENT DIRECTORSHIPS
---------------------           -----------------           -------------------------------------------


NON-INTERESTED TRUSTEES
                                      Term


                                Lifetime of Trust
                                 until removal,
                                 resignation or
                                   retirement*


W. Humphrey Bogart (62)        Trustee since 2004      Consultant, New River Canada Ltd. (mutual fund
                                                       servicing company) (1998-2003); Board Member, Baylor
                                                       University Medical Center Foundation (1992-2004);
                                                       President and CEO, Allmerica Trust Company, NA
                                                       (1996-1997); President and CEO, Fidelity Investments
                                                       Southwest Company (1983-1995); Senior Vice President
                                                       of Regional Centers, Fidelity Investments (1988-
                                                       1995); Trustee, American Beacon Mileage Funds (2004-
                                                       Present); Trustee, American Beacon Select Funds
                                                       (2004-Present); Trustee, American Beacon Master
                                                       Trust (2004-Present).



Brenda A. Cline (45)           Trustee since 2004      Executive Vice President, Chief Financial Officer,
                                                       Treasurer and Secretary, Kimbell Art Foundation
                                                       (1993-Present); Trustee, Texas Christian University
                                                       (1998-Present); Trustee, W.I. Cook Foundation, Inc.
                                                       (d/b/a Cook Children's Health Foundation) (2001-
                                                       Present); Director, Christian Church Foundation
                                                       (1999-Present); Trustee, American Beacon Mileage
                                                       Funds (2004-Present); Trustee, American Beacon
                                                       Select Funds (2004-Present); Trustee, American
                                                       Beacon Master Trust (2004-Present).


Richard A. Massman (63)        Trustee since 2004      Senior Vice President and General Counsel, Hunt
                                                       Consolidated, Inc. (holding company engaged in
                                                       energy, real estate, farming, ranching and venture
                                                       capital activities) (1994-Present); Trustee,
                                                       American Beacon Mileage Funds (2004-Present);
                                                       Trustee, American Beacon Select Funds (2004-
                                                       Present); Trustee, American Beacon Master Trust
                                                       (2004-Present).


Stephen D. O'Sullivan          Trustee since 1987      Consultant (1994-Present); Trustee, American Beacon
(71)                                                   Mileage Funds (1995-Present); Trustee, American
                                                       Beacon Select Funds (1999-Present); Trustee,
                                                       American Beacon Master Trust (1995-Present).


R. Gerald Turner (60)          Trustee since 2001      President, Southern Methodist University (1995-
225 Perkins Admin. Bldg.                               Present); Director, ChemFirst (1986-2002); Director,
Southern Methodist Univ.                               J.C. Penney Company, Inc. (1996-Present); Director,
Dallas, Texas 75275                                    California Federal Preferred Capital Corp. (2001-
                                                       2003); Director, Kronus Worldwide Inc. (chemical
                                                       manufacturing) (2003-Present); Director, First
                                                       Broadcasting Investment Partners, LLC (2003-
                                                       Present); Member, United Way of Dallas Board of
                                                       Directors; Member, Salvation Army of Dallas Board of
                                                       Directors; Member, Methodist Hospital Advisory
                                                       Board; Member, Knight Commission on Intercollegiate
                                                       Athletics; Trustee, American Beacon Mileage Funds
                                                       (2001-Present); Trustee, American Beacon Select
                                                       Funds (2001-Present); Trustee, American Beacon
                                                       Master Trust (2001-Present).


Kneeland Youngblood (50)       Trustee since 1996      Managing Partner, Pharos Capital Group, LLC (a
100 Crescent Court Suite       Chairman since 2005     private equity firm) (1998-Present); Director,
1740                                                   Burger King Corporation (2004-Present); Trustee,
Dallas, Texas  75201                                   City of Dallas, Texas Employee Retirement Fund
                                                       (2004-Present); Trustee, The Hockaday School (1997-
                                                       2005); Director, Starwood Hotels and Resorts (2001-
                                                       Present); Member, Council on Foreign Relations
                                                       (1995-Present); Director, Just For the Kids (1995-
                                                       2001); Director, L&B Realty Advisors (1998-2000);
                                                       Trustee, Teachers Retirement System of Texas (1993-
                                                       1999); Director, Starwood Financial Trust (1998-
                                                       2001); Trustee, St. Mark's School of Texas (2002-
                                                       Present); Trustee, American Beacon Mileage Funds
                                                       (1996-Present); Trustee, American Beacon Select
                                                       Funds (1999-Present); Trustee, American Beacon
                                                       Master Trust (1996-Present).


--------------------------------------------------------------------------------

(Unaudited)
--------------------------------------------------------------------------------


                                POSITION, TERM OF
                                OFFICE AND LENGTH
                                 OF TIME SERVED             PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS            WITH THE TRUST                      AND CURRENT DIRECTORSHIPS
---------------------           -----------------           -------------------------------------------


OFFICERS

                                      Term

                                    One Year


Rosemary K. Behan (47)          VP, Secretary and      Vice President, Legal and Compliance, American
                               Chief Legal Officer     Beacon Advisors, Inc. (2006-Present); Assistant
                                   since 2006          General Counsel, First Command Financial Planning,
                                                       Inc. (2004-2006); Enforcement Attorney (2002-2004)
                                                       and Branch Chief (2000-2002); Securities and
                                                       Exchange Commission.


Brian E. Brett (46)               VP since 2004        Vice President, Director of Sales, American Beacon
                                                       Advisors, Inc. (2004-Present); Regional Vice
                                                       President, Neuberger Berman, LLC (investment
                                                       advisor) (1996-2004).


Michael W. Fields (52)            VP since 1989        Vice President, Fixed Income Investments, American
                                                       Beacon Advisors, Inc. (1988-Present).


Rebecca L. Harris (39)        Treasurer since 1995     Vice President, Finance, American Beacon Advisors,
                                                       Inc. (1995-Present).


Christina E. Sears (35)         Chief Compliance       Chief Compliance Officer, American Beacon Advisors,
                               Officer since 2004      Inc. (2004-Present); Senior Compliance Analyst,
                               and Asst. Secretary     American Beacon Advisors, Inc. (1998-2004).
                                   since 1999



--------


* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust, as defined by the 1940 Act. Mr. Quinn is Chairman of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's investment advisors.



--------------------------------------------------------------------------------

                          (AMERICAN BEACON FUNDS LOGO)

--------------------------------------------------------------------------------

DELIVERY OF DOCUMENTS
To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:




               (KEYBOARD GRAPHIC)                                  (MOUSE GRAPHIC)

                   BY E-MAIL:                                     ON THE INTERNET:

       american-beacon.funds@ambeacon.com         Visit our website at www.americanbeaconfunds.com






--------------------------------------------------------------------------------




               (TELEPHONE GRAPHIC)                                (MAILBOX GRAPHIC)

                  BY TELEPHONE:                                       BY MAIL:

               Institutional Class                              American Beacon Funds
               Call (800) 658-5811                         4151 Amon Carter Blvd., MD 2450
                  AMR Class(SM)                                 Fort Worth, TX 76155
               Call (800) 345-2345
      PlanAhead Class(R) and Service Class
               Call (800) 388-3344





--------------------------------------------------------------------------------




AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES   AVAILABILITY OF PROXY VOTING POLICY AND RECORDS


In addition to the Schedule of Investments     A description of the policies and procedures the
provided in each semi-annual and annual        Fund uses to determine how to vote proxies
report, the Fund files a complete schedule of  relating to portfolio securities is available in
its portfolio holdings with the Securities     the Fund's Statement of Additional Information,
and Exchange Commission ("SEC") on Form N-Q    is available free of charge on the Fund's
as of the first and third fiscal quarters.     website (www.americanbeaconfunds.com) and by
The Fund's Forms N-Q are available on the      calling 1-800-967-9009 or by accessing the SEC's
SEC's website at www.sec.gov. The Forms N-Q    website at www.sec.gov. The Fund's proxy voting
may also be reviewed and copied at the SEC's   record for the most recent year ended June 30 is
Public Reference Room, 450 Fifth Street, NW,   filed annually with the SEC on Form N-PX. The
Washington, DC 20549. Information regarding    Fund's Forms N-PX are available on the SEC's
the operation of the SEC's Public Reference    website at www.sec.gov. The Fund's proxy voting
Room may be obtained by calling 1-800-SEC-     record may also be obtained by calling 1-800-
0330. A complete schedule of the Fund's        967-9009.
portfolio holdings is also available on the
Funds' website (www.americanbeaconfunds.com)
approximately thirty days after the end of
each month.




FUND SERVICE PROVIDERS:





 CUSTODIAN                     TRANSFER AGENT                INDEPENDENT AUDITORS    DISTRIBUTOR
 STATE STREET BANK AND TRUST   BOSTON FINANCIAL DATA         ERNST & YOUNG LLP       FORESIDE FUND SERVICES
 Boston, Massachusetts         SERVICES                      Dallas, Texas           Portland, Maine
                               Kansas City, Missouri



This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------
American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon Small Cap Value Fund is a service mark of American Beacon Advisors, Inc.
                                                                        AR 10/06
                                                                         538855

ITEM 2. CODE OF ETHICS.
The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the "Code"). The Trust did not amend the Code nor did it grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as
Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Trust's Board of Trustees has determined that Stephen O'Sullivan, a member of the Trust's Audit and Compliance Committee, is an "audit committee financial expert" as defined in Form N-CSR. Mr. O'Sullivan is "independent" as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)

Audit Fees     Fiscal Year Ended
----------     -----------------
  $41,994*         12/31/2004
  $212,628         10/31/2005
  $48,010          12/31/2005
  $249,625         10/31/2006

* Revised to include additional audit fees assessed in 2005 relating to 2004 audit

(b)

Audit-Related Fees    Fiscal Year Ended
------------------    -----------------
 $0                      12/31/2004
 $26,460*                10/31/2005
 $0                      12/31/2005
 $23,164**               10/31/2006

* Attestation services related to Interfund Lending Program
** Attestation services related to Interfund Lending Program and review of N-1A

(c)

Tax Fees     Fiscal Year Ended
--------     -----------------
 $0             12/31/2004
 $28,847*      10/31/2005
 $10,695*      12/31/2005
 $0            10/31/2006

* For review of 2003 and 2004 tax returns

(d)

All Other Fees     Fiscal Year Ended
--------------     -----------------
     $0               12/31/2004
     $0               10/31/2005
     $0               12/31/2005
     $0               10/31/2006

(e)(1) Pursuant to its charter, the Trust's Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust's principal accountant:

        - to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts' financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;
        - to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser ("adviser affiliate") that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;
        - to consider whether the non-audit services provided by a Trust's auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor's independence;
        - to review the arrangements for and scope of the annual audit and any special audits; and
        - to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:
------------------------------------------------------
                        Adviser's Affiliates Providing
Registrant   Adviser    Ongoing Services to Registrant     Fiscal Year Ended
----------   -------    ------------------------------     -----------------
  $0           $0                   N/A                       12/31/2004
  $55,307      $0                   N/A                       10/31/2005
  $10,695      $0                   N/A                       12/31/2005
  $23,164      $0                   N/A                       10/31/2006


(h)     Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
The schedules of investments for each series of the Trust are included in the shareholder report presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.
     (a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

     (b) There were no changes in the Trust's internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

ITEM 12. EXHIBITS.
     (a)(1) Filed herewith as EX-99.CODE ETH.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

     (a)(3) Not applicable.

     (b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ William F. Quinn
   --------------------
   William F. Quinn
   President

Date: January 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ William F. Quinn
   --------------------
   William F. Quinn
   President

Date: January 8, 2007


By /s/ Rebecca L. Harris
   ---------------------
   Rebecca L. Harris
   Treasurer

Date: January 8, 2007